MUNICIPAL BOND FUNDS
                               ANNUAL REPORT
                               For the year ended June 30, 2000

                                                                [One Group Logo]

                               ONE GROUP(R) SHORT-TERM MUNICIPAL BOND FUND
                               ONE GROUP(R) INTERMEDIATE TAX-FREE BOND FUND
                               ONE GROUP(R) TAX-FREE BOND FUND
                               ONE GROUP(R) MUNICIPAL INCOME FUND
                               ONE GROUP(R) ARIZONA MUNICIPAL BOND FUND
                               ONE GROUP(R) KENTUCKY MUNICIPAL BOND FUND
                               ONE GROUP(R) LOUISIANA MUNICIPAL BOND FUND
                               ONE GROUP(R) MICHIGAN MUNICIPAL BOND FUND
                               ONE GROUP(R) OHIO MUNICIPAL BOND FUND
                               ONE GROUP(R) WEST VIRGINIA MUNICIPAL BOND FUND

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

     This material must be preceded or accompanied by a current prospectus.

Table of Contents
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

Portfolio Performance Review...............................................    2
Schedules of Portfolio Investments.........................................   30
Statements of Assets and Liabilities........................................ 107
Statements of Operations.................................................... 109
Statements of Changes in Net Assets......................................... 111
Schedules of Capital Stock Activity......................................... 114
Financial Highlights........................................................ 118
Notes to Financial Statements............................................... 149
Report of Independent Accountants........................................... 158

                    One Group Short-Term Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group Short-Term Municipal Bond Fund I share class posted a total return of 2.93%. (For information on other share classes and performance comparisons to indexes, please see page 3.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
The major events influencing the municipal bond market over the past fiscal year were much the same as those influencing the taxable bond market. In an effort to slow down the U.S. economy and ward off inflationary pressures, the Federal Reserve took on a restrictive posture. As rates moved up, bond markets weakened. Furthermore, the specter of Y2K and a year of dropping bond prices led to a highly illiquid market in the final months of 1999.

At the start of the new year a relief rally surfaced, lasting for almost the entire first quarter of 2000. Municipal bond prices firmed as the market easily digested a light supply of new issues. But, in mid-April, a still-growing economy generated a sell-off in the market, which stifled the first quarter's price gains.

At the end of May, we saw a very resilient market turn on a dime as dealers looked to fill the anticipated strong retail demand coming in June and July--typically the biggest months for coupon payment, bond calls and bond maturities. This rally led to yield declines across the curve.

HOW DID THESE EVENTS AFFECT THE FUND'S YIELD?
The Fund's yield increased during the year, due to the rising interest rate environment and our active management strategies. As of June 30, 2000, the Fund's 30 day SEC yield on I shares was 4.64%, compared to 3.80% on June 30, 1999. (For investors in the 39.6% federal income tax bracket, the 4.64% tax-exempt yield translates to a taxable-equivalent yield of 7.68%.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
To offset the effects of the Federal Reserve's interest rate policy, we began aggressively shortening the Fund's average duration during the first quarter of calendar year 2000. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) To maintain an attractive yield in the Fund, we used LIBOR-based floating-rate securities, which offered a higher yield than other types of floating-rate securities. Then, at the end of the first quarter of calendar year 2000, we began extending the Fund's duration. This enhanced Fund performance, as municipal bond prices recovered strongly through June 2000.

An anomaly occurred around tax time. As investors typically redeem shares to meet their tax payments, dealers usually pump up short-term municipal rates to help keep inventories low. When investors did not come back into the market, dealers were forced to keep short-term rates artificially high for a protracted period. This enabled the Fund to earn higher-than-normal returns with shorter-than-normal duration. As rates began their reversion to the norm, we were able to purchase attractively priced bonds that enhanced yield and total return. With the rally that began in late May, these bonds appreciated in price.

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?*
On June 30, 2000, 31% of the Fund was invested in "AAA"-rated securities, 8% in "AA," 11% in "A," 14% in "BBB," and 36% in other and non-rated securities.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Federal Reserve's action over the past year has led us to hold a higher-than-normal cash balance and a shorter-than-normal average duration in the Fund. With signs of a slowing economy, we believe the Federal Reserve may be near the end of its tightening campaign. As such, we plan to continue our efforts to move the Fund's duration closer to an average position.

/s/ Patrick M. Morrissey
Patrick Morrissey
Team Leader, Municipal Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
* The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and accompanying financial statements for more information about the Fund.

                    One Group Short-Term Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year       (5/4/98)
  Class I                   2.93%        3.42%

VALUE OF $10,000 INVESTMENT

                                                                                                            LIPPER SHORT-TERM
                                                                             LEHMAN BROTHERS 3 YEAR        MUNICIPAL DEBT FUND
                                                         CLASS I              MUNICIPAL BOND INDEX                INDEX
                                                         -------             ----------------------        -------------------
5/98                                                      10000                       10000                       10000
6/98                                                      10121                       10126                       10095
6/99                                                      10446                       10496                       10442
6/00                                                      10752                       10888                       10768

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year       (5/4/98)
  Class A                   2.47%        3.02%
  Class A*                 (0.60)%       1.58%

* Reflects 3.00% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 3      LIPPER SHORT-TERM
                                                                                      YEAR MUNICIPAL BOND    MUNICIPAL DEBT FUND
                                              CLASS A                CLASS A*                INDEX                  INDEX
                                              -------                --------         -------------------    -------------------
5/98                                           10000                   9700                  10000                  10000
6/98                                           10097                   9794                  10126                  10095
6/99                                           10406                  10094                  10496                  10442
6/00                                           10664                  10344                  10888                  10768

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year       (5/4/98)
  Class B                   2.08%        2.53%
  Class B**                (0.89)%       1.63%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 3      LIPPER SHORT-TERM
                                                                                      YEAR MUNICIPAL BOND    MUNICIPAL DEBT FUND
                                              CLASS B               CLASS B**                INDEX                  INDEX
                                              -------               ---------         -------------------    -------------------
5/98                                           10000                  10000                  10000                  10000
6/98                                           10098                  10098                  10126                  10095
6/99                                           10339                  10339                  10496                  10442
6/00                                           10553                  10355                  10888                  10768

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Short Municipal Bond Fund prior to the acquisition by the One Group Short-Term Municipal Bond Fund on March 22, 1999.

The performance of the Short-Term Municipal Bond Fund is measured against the Lehman Brothers 3 Year Municipal Bond Index, an unmanaged index generally representative of the short-term municipal bond market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Short-Term Municipal Debt Fund Index consists of funds that invest in municipal debt issues with dollar-weighted average maturities of one to three years.

                   One Group Intermediate Tax-Free Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group Intermediate Tax-Free Bond Fund I share class posted a total return of 2.19%. (For information on other share classes and performance comparisons to indexes, please see page 5.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
The major events influencing the municipal bond market over the past fiscal year were much the same as those influencing the taxable bond market. In an effort to slow down the U.S. economy and ward off inflationary pressures, the Federal Reserve took on a restrictive posture. As rates moved up, bond markets weakened. Furthermore, the specter of Y2K and a year of dropping bond prices led to a highly illiquid market in the final months of 1999.

At the start of the new year a relief rally surfaced, lasting for almost the entire first quarter of 2000. Municipal bond prices firmed as the market easily digested a light supply of new issues. But, in mid-April, a still-growing economy generated a sell-off in the market, which stifled the first quarter's price gains.

At the end of May, we saw a very resilient market turn on a dime as dealers looked to fill the anticipated strong retail demand coming in June and July--typically the biggest months for coupon payment, bond calls and bond maturities. This rally led to yield declines across the curve.

HOW DID THESE EVENTS AFFECT THE FUND'S YIELD?
As interest rates generally increased during the year, so did the Fund's yield. As of June 30, 2000, the Fund's 30 day SEC yield on I shares was 4.71%, compared to 4.45% on June 30, 1999. (For investors in the 39.6% federal income tax bracket, the 4.71% tax-exempt yield translates to a taxable-equivalent yield of 7.80%.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Going into the end of 1999, we attempted to keep the Fund very liquid. This strategy worked well, given the illiquid nature of the municipal market during the final few months of 1999. The market's illiquidity contributed to a period of heavy redemptions during November and December 1999. Redemptions continued through tax season, as investors withdrew funds to meet their 1999 tax bills. This redemption activity led us to sell bonds in an attempt to keep the Fund's cash position at a comfortable level. Because of this, the Fund was unable to benefit from the relief rally that emerged in the first quarter of 2000.

Nevertheless, the Fund has participated in the latest rally that began in late May. With more supply moving into the market, we decided to extend the Fund's duration by purchasing high-quality, highly-liquid bonds. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) As interest rates started declining in late May, the Fund's price performance benefited from the portfolio's longer duration.

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?*
The Fund's overall credit quality remained solid during the year. On June 30, 2000, 48% of the Fund was invested in "AAA"-rated securities, 28% in "AA," 9% in "A," 5% in "BBB," and 10% in other and non-rated securities.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Federal Reserve's action over the past year has led us to hold a higher-than-normal cash balance and a shorter-than-normal average duration in the Fund. With signs of a slowing economy, we believe the Federal Reserve may be near the end of its tightening campaign. As such, we plan to continue our efforts to move the Fund's duration closer to its average of 5.9 years.

/s/ Patrick M. Morrissey
Patrick Morrissey
Team Leader, Municipal Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
* The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and accompanying financial statements for more information about the Fund.

                   One Group Intermediate Tax-Free Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (9/4/90)
  Class I                2.19%       4.92%        5.91%

VALUE OF $10,000 INVESTMENT

                                                                             LEHMAN BROTHERS 7 YEAR        LIPPER INTERMEDIATE
                                                         CLASS I              MUNICIPAL BOND INDEX        MUNICIPAL FUND INDEX
                                                         -------             ----------------------       --------------------
9/90                                                      10000                       10000                       10000
6/91                                                      10777                       10831                       10785
6/92                                                      11804                       12015                       11894
6/93                                                      12961                       13305                       13070
6/94                                                      12946                       13474                       13199
6/95                                                      13823                       14582                       14092
6/96                                                      14568                       15390                       14802
6/97                                                      15699                       16471                       15810
6/98                                                      16913                       17680                       16909
6/99                                                      17203                       18197                       17281
6/00                                                      17579                       18922                       17754

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A                2.03%       4.70%        5.03%
  Class A*              (2.53)%      3.74%        4.45%

* Reflects 4.50% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS A                CLASS A*                INDEX                  INDEX
                                              -------                --------         -------------------    -------------------
2/92                                           10000                   9548                  10000                  10000
6/92                                           10314                   9848                  10319                  10311
6/93                                           11291                  10781                  11428                  11331
6/94                                           11253                  10745                  11572                  11443
6/95                                           11983                  11442                  12525                  12216
6/96                                           12616                  12046                  13218                  12832
6/97                                           13547                  12935                  14147                  13706
6/98                                           14563                  13905                  15185                  14659
6/99                                           14774                  14107                  15629                  14981
6/00                                           15075                  14394                  16252                  15392

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B                1.46%       4.04%        3.30%
  Class B**             (3.42)%      3.70%        3.30%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS B               CLASS B**                INDEX                  INDEX
                                              -------               ---------         -------------------    -------------------
1/94                                           10000                  10000                  10000                  10000
6/94                                            9552                   9552                   9724                   9700
6/95                                           10115                  10115                  10524                  10356
6/96                                           10568                  10568                  11107                  10878
6/97                                           11289                  11289                  11887                  11618
6/98                                           12057                  12057                  12760                  12426
6/99                                           12153                  12153                  13133                  12699
6/00                                           12331                  12331                  13656                  13047

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                          One Group Tax-Free Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group Tax-Free Bond Fund I share class posted a total return of 2.64%. (For information on other share classes and performance comparisons to indexes, please see page 8.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MUNICIPAL MARKET?
Overall, interest rates moved higher during the 12-month period ending June 30, 2000. In general, municipal bond rates followed the moves of the Treasury market, which reacted to changing expectations regarding Federal Reserve policy. When economic indicators showed strong economic growth and signs of inflation, expectations that the Federal Reserve would raise rates pushed bond prices lower. But, after economic reports late in the fiscal year indicated a slowdown in economic growth, expectations for further rate hikes over the near term diminished, and the bond market rallied.

Strong stock market performance in the fourth quarter of 1999 affected the bond markets, as investors continued to flock to stocks at the expense of bonds. This forced most municipal bond mutual funds to sell securities in order to meet redemptions. Because the supply created from mutual fund selling far outpaced demand, the market weakened. The Fund experienced heavy redemptions during this period, but its large cash position enabled us to meet redemptions without being forced to sell bonds into the illiquid market.

The concentration of wealth in California led to strong demand for California municipal bonds. This heavy demand drove California municipal bond prices significantly higher than municipal bond prices in other states. We were able to take advantage of this demand by selling some of the Fund's California bonds at very high levels and purchasing more attractively priced bonds issued by other states.

HOW DID THE FUND'S YIELD CHANGE?
Providing a high level of tax-exempt income is one of the Fund's primary goals. The Fund's yield increased during the year as a result of portfolio management strategies as well as rising interest rates. As of June 30, 2000, the Fund's 30 day SEC yield on I shares was 4.93%, compared to 4.49% on June 30, 1999. (For investors in the 39.6% federal income tax bracket, the 4.93% tax-exempt yield translates to a taxable-equivalent yield of 8.16%.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our investment strategy during the first half of the fiscal year was to maintain a shorter-than-market duration and a large cash balance in anticipation of a weak market with poor liquidity. This strategy proved effective, as municipal bond prices declined during that period. In the second half of the fiscal year, our primary strategy was to increase the Fund's yield and to restructure and extend the Fund's average maturity. As such, we moved the Fund's duration to a more neutral stance of approximately 7.5 years. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) This effort was effective because the market improved, and the lengthening of duration allowed the Fund to participate in the declining rate environment.

In the first half of the fiscal year, housing bonds were strong performers due to the rising interest rate environment. The Fund's exposure to this sector positively contributed to performance. In the second half zero-coupon bonds and intermediate- to long-duration bonds with call protection were the best performers in the Fund. (The "call" feature refers to the bond issuer's right to repay, or "call," the bond before the scheduled maturity date. Securities that have call protection are protected from this.)

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?*
The Fund's overall credit quality remained high, with more than 54% of the Fund's assets invested in "AAA"-rated securities. Securities rated "AA" comprised 35% of Fund assets; "A"-rated, 8%; and "BBB"-rated, 2%. We take advantage of opportunities to enhance the Fund's yield by purchasing bonds rated below "AAA" when the yield advantages compensate for the lower credit rating.

                          One Group Tax-Free Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

WHAT IS YOUR OUTLOOK FOR THE FUND?
Our goals are to continue striving for an attractive total return and generating a relatively strong SEC yield. To realize those goals, we will continue to take advantage of yield curve opportunities and to invest in what we believe are the most attractive credits and sectors.

/s/ Patrick M. Morrissey
Patrick Morrissey
Team Leader, Municipal Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
* The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and accompanying financial statements for more information about the Fund.

                          One Group Tax-Free Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (3/1/88)
  Class I               2.64%     5.24%     7.12%      7.28%

VALUE OF $10,000 INVESTMENT

                                                                                 LEHMAN BROTHERS        LIPPER GENERAL MUNICIPAL
                                                         CLASS I              MUNICIPAL BOND INDEX             DEBT INDEX
                                                         -------              --------------------      ------------------------
6/90                                                      10000                       10000                       10000
6/91                                                      10994                       10901                       10817
6/92                                                      12278                       12184                       12150
6/93                                                      13715                       13642                       13628
6/94                                                      13917                       13664                       13542
6/95                                                      15414                       14870                       14630
6/96                                                      16262                       15857                       15513
6/97                                                      17553                       17166                       16776
6/98                                                      19057                       18652                       18231
6/99                                                      19384                       19167                       18524
6/00                                                      19896                       19791                       18759

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (3/1/88)
  Class A               2.47%     4.94%     6.97%      7.16%
  Class A*             (2.17)%    3.99%     6.48%      6.76%

* Reflects 4.50% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                        LEHMAN BROTHERS
                                                                                         MUNICIPAL BOND         LIPPER GENERAL
                                              CLASS A                CLASS A*                INDEX           MUNICIPAL DEBT INDEX
                                              -------                --------           ---------------      --------------------
6/90                                           10000                   9554                  10000                  10000
6/91                                           10994                  10503                  10901                  10817
6/92                                           12278                  11730                  12184                  12150
6/93                                           13715                  13103                  13642                  13628
6/94                                           13917                  13295                  13664                  13542
6/95                                           15411                  14723                  14870                  14630
6/96                                           16183                  15460                  15857                  15513
6/97                                           17438                  16659                  17166                  16776
6/98                                           18869                  18027                  18652                  18231
6/99                                           19145                  18290                  19167                  18524
6/00                                           19617                  18741                  19791                  18759

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (4/4/95)
  Class B                1.80%       4.17%        4.50%
  Class B**             (3.09)%      3.84%        4.34%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                        LEHMAN BROTHERS
                                                                                         MUNICIPAL BOND         LIPPER GENERAL
                                              CLASS B               CLASS B**                INDEX           MUNICIPAL DEBT INDEX
                                              -------               ---------           ---------------      --------------------
4/95                                           10000                  10000                  10000                  10000
6/95                                           10264                  10264                  10241                  10204
6/96                                           10692                  10692                  10921                  10820
6/97                                           11428                  11428                  11822                  11701
6/98                                           12277                  12277                  12846                  12716
6/99                                           12371                  12371                  13200                  12920
6/00                                           12593                  12494                  13630                  13084

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Municipal Bond Fund prior to the acquisition by the One Group Tax-Free Bond Fund on March 22, 1999. Prior to February 1, 1995, performance for the Class I shares is based on Class A share performance adjusted to reflect the absence of sales charges.

The performance of the Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index generally representative of the municipal bond market as a whole. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper General Municipal Debt Fund Index consists of funds that invest at least 65% of its assets in municipal debt issues in the top four credit ratings.

                        One Group Municipal Income Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group Municipal Income Fund I share class posted a total return of 0.32%. (For information on other share classes and performance comparisons to indexes, please see pages 10-11.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
The major events influencing the municipal bond market over the past fiscal year were much the same as those influencing the taxable bond market. In an effort to slow down the U.S. economy and ward off inflationary pressures, the Federal Reserve took on a restrictive posture. As rates moved up, bond markets weakened. The specter of Y2K and a year of dropping bond prices led to a highly illiquid market in the final months of 1999.

A relief rally surfaced after the new year and lasted for almost the entire first quarter of 2000. Municipal bond prices firmed as the market easily digested a light new-issue supply. But, the sell-off in the market in mid-April, brought on by a still-growing economy, stifled any price gains realized in the first quarter.

At the end of May, we saw a very resilient market turn on a dime as dealers looked to fill the anticipated strong retail demand of June and July--typically the biggest months for coupon payment, bond calls and bond maturities. This rally led to yield declines across the curve.

HOW DID THESE EVENTS AFFECT THE FUND'S YIELD?
With interest rates generally on an upward course during the year, the Fund's yield increased. As of June 30, 2000, the Fund's 30 day SEC yield on I shares was 5.22%, compared to 4.97% on June 30, 1999. (For investors in the 39.6% federal income tax bracket, the 5.22% tax-exempt yield translates to a taxable-equivalent yield of 8.64%.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
To keep the yield on the Fund attractive, we invested in intermediate- and longer-maturity multi-family housing revenue bonds. At the time, these bonds represented the best value in the market. But, when the Federal Reserve began raising rates, we were a bit slow in selling off these bonds. As a result, the Fund suffered losses from rising interest rates and a widening of the bid/ask spread on the types of bonds the Fund was heavily invested in. We continue to buy bonds in the housing sector, but we prefer to focus on shorter-duration, higher-coupon housing bonds that have been the hallmark of the Fund since its inception.

The Fund experienced net redemptions from late October through late April. This made duration management more challenging than usual. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) With an illiquid market in the last quarter of 1999 and the first quarter of 2000, we decided to maintain a lower-than-normal duration by holding a higher-than-normal cash balance. This strategy led to more stable price performance throughout the volatile first half of 2000. In late May, as the market rallied from renewed retail investor demand, we started extending duration using high-quality bonds. This strategy enhanced performance during the fiscal year's final quarter. The Fund ended the fiscal year with a duration of 6.0 years, compared to 6.7 years on June 30, 1999.

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?*
The Fund's overall credit quality remained solid during the year. On June 30, 2000, 39% of the Fund was invested in "AAA"-rated securities, 25% in "AA," 19% in "A," 6% in "BBB," and 12% in other and non-rated securities.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Federal Reserve's action over the past year has led us to hold a higher-than-normal cash balance and a shorter-than-normal average duration in the Fund. With signs of a slowing economy, we believe the Federal Reserve may be near the end of its tightening campaign. As such, we plan to continue our efforts to move the Fund's duration closer to its average of 5.7 years through the addition of high-quality, well-structured bonds. As always, we plan to focus on municipal housing bonds, as they exhibit the defensive characteristics that are the cornerstone of the Fund.

/s/ Patrick M. Morrissey
Patrick Morrissey
Team Leader, Municipal Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation
------------
* The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and accompanying financial statements for more information about the Fund.

                        One Group Municipal Income Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (2/9/93)
  Class I                0.32%       4.86%        4.76%

VALUE OF $10,000 INVESTMENT

                                                                             LEHMAN BROTHERS 7 YEAR        LIPPER INTERMEDIATE
                                                         CLASS I              MUNICIPAL BOND INDEX        MUNICIPAL FUND INDEX
                                                         -------             ----------------------       --------------------
2/93                                                      10000                       10000                       10000
6/93                                                      10303                       10453                       10439
6/94                                                      10444                       10585                       10542
6/95                                                      11118                       11456                       11255
6/96                                                      11734                       12090                       11822
6/97                                                      12613                       12940                       12627
6/98                                                      13632                       13889                       13505
6/99                                                      14049                       14295                       13802
6/00                                                      14094                       14865                       14180

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/23/93)
  Class A                0.06%       4.62%        4.50%
  Class A*              (4.45)%      3.65%        3.85%

* Reflects 4.50% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS A                CLASS A*                INDEX                  INDEX
                                              -------                --------         -------------------    -------------------
2/93                                           10000                   9554                  10000                  10000
6/93                                           10242                   9785                  10142                  10134
6/94                                           10379                   9915                  10270                  10234
6/95                                           11023                  10531                  11115                  10926
6/96                                           11612                  11094                  11730                  11477
6/97                                           12453                  11897                  12555                  12258
6/98                                           13429                  12830                  13476                  13110
6/99                                           13805                  13189                  13870                  13399
6/00                                           13814                  13197                  14423                  13766

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               (0.58)%      3.92%        3.57%
  Class B**             (5.35)%      3.58%        3.57%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS B               CLASS B**                INDEX                  INDEX
                                              -------               ---------         -------------------    -------------------
1/94                                           10000                  10000                  10000                  10000
6/94                                            9802                   9802                   9724                   9700
6/95                                           10349                  10349                  10524                  10356
6/96                                           10830                  10830                  11107                  10878
6/97                                           11539                  11539                  11887                  11618
6/98                                           12352                  12352                  12760                  12426
6/99                                           12616                  12616                  13133                  12699
6/00                                           12543                  12543                  13656                  13047

                        One Group Municipal Income Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                  (0.59)%       3.68%
  Class C**                (1.54)%       3.68%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS C               CLASS C**                INDEX                  INDEX
                                              -------               ---------         -------------------    -------------------
11/97                                          10000                  10000                  10000                  10000
6/98                                           10827                  10827                  10394                  10390
6/99                                           11070                  11070                  10697                  10619
6/00                                           11005                  11005                  11124                  10910

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Municipal Income Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                     One Group Arizona Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group Arizona Municipal Bond Fund I share class posted a total return of 2.66%. (For information on other share classes and performance comparisons to indexes, please see page 14.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
Overall, the municipal market was influenced negatively by the continuing strength of the U.S. economy and the Federal Reserve's edict to be in front of the inflation curve. The Federal Reserve increased the federal funds rate five times in the past 12 months, pushing the federal funds rate 1.75 percentage points higher to 6.50%. A positive factor for the government bond market was the U.S. Treasury's buyback program of outstanding long-term bonds. This helped create an inverted government yield curve, which reflects short-term rates that are higher than long-term rates. The reduction of outstanding Treasury debt effectively eliminated a measure of valuing municipals by comparing municipal yields as a percentage of Treasury yields.

While the 30-year Treasury showed strength, all other markets, including the municipal market, struggled. In addition, the municipal market had to absorb a changing of the guard. In recent years, mutual funds and insurance companies were the major buyers of municipal bonds. The historically flat municipal yield curve substantially hurt the competitiveness of municipal funds versus individual bonds. Furthermore, individual investors continued to favor the stock market over all areas of the bond market.

In Arizona, the significant event was the continuing decline in bond issuance. For calendar year 1999, new issuances of Arizona bonds declined 21% to $3.3 billion from $4.2 billion in 1998. Current projections for calendar 2000 are for an issuance of $1.8 billion, a decline of 45% from 1999 levels and less than half of the 1998 issuance. As projected, following passage of the Students First legislation in 1998, school district financing is leading the drop. For the first six months of 2000, issuance of school district bonds was approximately $75 million. This compares to $448 million for all of 1999 and $627 million for 1998. To date, tepid demand has offset the decline in supply, but if demand for income-oriented products increases, Arizona bonds could become difficult to locate. At the end of June, 10-year insured Arizona bonds were yielding 5.10%, and long-term yields were near 5.85%.

HOW DID THE FUND'S YIELD CHANGE?
The rising interest rate environment throughout most of the period helped push the Fund's yield higher, from 3.99% on June 30, 1999, to 4.63% on June 30, 2000. (For investors in the 39.6% federal income tax bracket and 5.2% Arizona state bracket, the 4.63% tax-exempt yield translates into an 8.07% taxable-equivalent yield.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
We concentrated our trading activity on maintaining cash reserves to meet liquidity needs. We also focused on lowering the Fund's duration from 6.7 years on June 30, 1999, to a target average of 6 years. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) The decline in duration helped limit the Fund's volatility, but in hindsight, we would have achieved better results with an even shorter duration target.

Throughout the year we maintained an emphasis on quality issues. More than 90% of the Fund generally was invested in "AAA"-rated insured or "AA"-rated bonds. Likewise, sector distributions did not change dramatically, with 40% of the portfolio invested in general obligation bonds and 60% in revenue-specific bonds. Moreover, we limited the Fund's participation in the health care sector to hospital issues offering the added credit-quality enhancement of insurance.*

WHAT IS YOUR OUTLOOK FOR THE FUND?
Going forward, we remain cautiously optimistic on the market. Our caution stems from a still-growing economy and possible inflationary pressures ahead. Our optimism is based on the same growing economy, but one growing at a much slower pace as the effect of higher interest rates takes hold.

As always, our goal is to increase the Fund's income with minimum risk to the Fund's net asset value. We

                     One Group Arizona Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

view the decline in Arizona bond issuance as helping and hindering this endeavor. A decline in supply should increase value and improve the Fund's net asset value. But, lower supply means a smaller selection of bonds as we attempt to maintain and improve our income flow. Our strategy is to maintain the Fund's intermediate maturity structure, continue purchasing quality credits, and improve coupon and call protection of the Fund's holdings. We believe the Fund's current duration is reasonable, but moving it slightly higher would improve relative performance should interest rates level off or start to decline.

/s/ Patrick M. Morrissey
Patrick Morrissey
Team Leader, Municipal Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
* The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                     One Group Arizona Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (11/30/79)
  Class I               2.66%     4.48%     5.92%      6.84%

VALUE OF $10,000 INVESTMENT

                                                                                    Lehman Brothers 7         Lipper Intermediate
                                                                                   Year Municipal Bond           Municipal Fund
                                                             Class I                       Index                     Index
                                                             --------               -------------------       -------------------
6/90                                                           10000                       10000                      10000
6/91                                                           10805                       10889                      10828
6/92                                                           11966                       12079                      11941
6/93                                                           13127                       13376                      13122
6/94                                                           13344                       13546                      13252
6/95                                                           14272                       14660                      14148
6/96                                                           14845                       15472                      14861
6/97                                                           15929                       16559                      15873
6/98                                                           16976                       17775                      16976
6/99                                                           17305                       18294                      17350
6/00                                                           17766                       19024                      17825

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (11/30/79)
  Class A               2.43%     3.95%     5.52%      6.50%
  Class A*             (2.22)%    2.99%     5.03%      6.27%

* Reflects 4.50% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS A                CLASS A*                INDEX                  INDEX
                                              -------                --------         -------------------    -------------------
6/90                                           10000                   9549                  10000                  10000
6/91                                           10793                  10306                  10889                  10828
6/92                                           11921                  11383                  12079                  11941
6/93                                           13049                  12460                  13376                  13122
6/94                                           13216                  12620                  13546                  13252
6/95                                           14101                  13464                  14660                  14148
6/96                                           14649                  13988                  15472                  14861
6/97                                           15457                  14759                  16559                  15873
6/98                                           16430                  15688                  17775                  16976
6/99                                           16708                  15954                  18294                  17350
6/00                                           17114                  16341                  19024                  17825

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (11/30/79)
  Class B               1.64%     2.62%     4.52%      5.65%
  Class B**            (3.21%)    2.25%     4.52%      5.65%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS B               CLASS B**                INDEX                  INDEX
                                              -------               ---------         -------------------    -------------------
6/90                                           10000                  10000                  10000                  10000
6/91                                           10731                  10731                  10889                  10828
6/92                                           11784                  11784                  12079                  11941
6/93                                           12807                  12807                  13376                  13122
6/94                                           12895                  12895                  13546                  13252
6/95                                           13670                  13670                  14660                  14148
6/96                                           14094                  14094                  15472                  14861
6/97                                           14751                  14751                  16559                  15873
6/98                                           15146                  15146                  17775                  16976
6/99                                           15303                  15303                  18294                  17350
6/00                                           15554                  15554                  19024                  17825

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the mutual fund on January 20, 1997, adjusted to reflect the expenses associated with the Fund. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Arizona Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                     One Group Kentucky Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group Kentucky Municipal Bond Fund I share class posted a total return of 2.83%. (For information on other share classes and performance comparisons to indexes, please see page 17.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
As expected, the municipal market took its cue from the Treasury market, and ultimately the Federal Reserve. As such, the market came under price pressure for most of the fiscal year, as interest rates generally moved upward. The negative impact of the Federal Reserve's interest rate hikes was more than enough to offset a number of positive factors that surfaced during the year. In 1998 the market experienced the second-highest year on record for new issuance. But since then, the volume of new issuance has declined steadily to its current pace that is 40% below that of 1998. In addition, the strong economy has helped foster improvements in municipal credit ratings, with ratings upgrades outpacing downgrades by a seven-to-one margin.

Nevertheless, these positive factors were not enough to prevent the municipal market from underperforming the Treasury market. Declining supply, due to the government surplus and the U.S. Treasury's buyback program of long-term debt, and the occasional "flight to quality" caused Treasuries to outperform municipal securities as well as agency and corporate bonds. We believe this pattern is not likely to change any time soon, as the expected future surpluses should mean more pay-down of debt.

HOW DID THE STATE'S ECONOMY FARE?
Kentucky registered another year of growth in 1999, as gains in the transportation equipment and service sectors more than offset declines in the state's more traditional industries, such as apparel, coal and tobacco. This shift in production has been going on for the past decade and represents a continuation of the strengthening of the larger metropolitan areas while the small, rural segments struggle. The state's employment growth remained at the same pace as the past few years, with the overall unemployment rate hovering around the national average at 4.3%.

The adoption of strong budgetary practices earlier in the decade has helped produce a balanced budget on a regular basis, with a stabilization fund equal to 4% of general fund revenues. The state is taking steps to increase this fund to 5%.

The near-term outlook points to a continuation in the trend of positive growth. The areas of concern remain slow population growth and the weakening of the state's traditional industries. The state's central geographic location and the steps to diversify the economic base have helped and should continue to help overcome these negatives.

HOW DID MARKET EVENTS INFLUENCE PERFORMANCE?
The general increase in interest rates caused the Fund's share price to decline over the 12-month period. The major contributor to performance was the Fund's relatively high level of income, which offset the price depreciation and kept the Fund's total return positive.

In response to the jump in tax-free interest rates over the fiscal year, the Fund's 30 day SEC yield on I shares increased from 4.18% on June 30, 1999, to 4.61% on June 30, 2000. (For investors in the 39.6% federal income tax bracket and the 6.0% Kentucky state bracket, the 4.61% tax-exempt yield translates into an 8.12% taxable-equivalent yield.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy continues to involve purchasing high-quality, full-coupon, intermediate-maturity bonds exhibiting good call structures within all sectors of the Kentucky market. (Call refers to a bond issuer's right to repay, or "call," the bond prior to its maturity date.) This strategy is designed to provide a good income stream while offering price protection when interest rates rise.

Our strategy was put to the test during the past fiscal year, as the goal of maintaining a high, steady stream of income conflicted with the goal of maximizing total return. As interest rates increased, we initiated sales and swaps to raise cash and shorten the Fund's duration. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) These efforts were offset partially by Fund redemp-

                     One Group Kentucky Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

tions (primarily as investors moved into equities or withdrew their assets to meet tax obligations) and the upward migration of interest rates. Nevertheless, the Fund's duration did decline enough--from 5.6 years on June 30, 1999, to 5.0 years on June 30, 2000--to help foster a relatively attractive total return while maintaining a good income stream.

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?*
The Fund's average credit quality remained high during the fiscal year, with 84% of the Fund invested in securities rated "AA" or better on June 30, 2000, compared to 74% on June 30, 1999. This increase was due primarily to the Fund's position in school building revenue bonds, which were upgraded from an "A" rating to rating of "AA."

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Federal Reserve's string of tightening moves over the past year finally appears to be having the desired impact of slowing the economy. But, the current expansion has displayed a remarkable level of resiliency. The chance of the economy heating up again, coupled with the recent pick-up in the pace of inflation, suggests that the Federal Reserve's job may not be over yet. This translates into a market that may remain volatile and experience considerable swings in sentiment over the near term. Our strategy in this environment will continue to involve keeping a higher level of cash and controlling duration via outright sales and swaps.

/s/ Patrick M. Morrissey
Patrick Morrissey
Team Leader, Municipal Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
* The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                     One Group Kentucky Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (3/12/93)
  Class I                2.83%       4.99%        4.67%

VALUE OF $10,000 INVESTMENT

                                                                             LEHMAN BROTHERS 7 YEAR        LIPPER INTERMEDIATE
                                                                                 MUNICIPAL BOND              MUNICIPAL FUND
                                                         CLASS I                      INDEX                       INDEX
                                                         -------             ----------------------        -------------------
3/93                                                      10000                       10000                       10000
6/93                                                      10221                       10142                       10134
6/94                                                      10250                       10270                       10234
6/95                                                      10935                       11115                       10926
6/96                                                      11630                       11730                       11477
6/97                                                      12414                       12555                       12258
6/98                                                      13296                       13476                       13110
6/99                                                      13568                       13870                       13399
6/00                                                      13953                       14423                       13766

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (3/12/93)
  Class A                2.47%       4.64%        4.42%
  Class A*              (2.16)%      3.67%        3.77%

* Reflects 4.50% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS A                CLASS A*                INDEX                  INDEX
                                              -------                --------         -------------------    -------------------
3/93                                           10000                   9551                  10000                  10000
6/93                                           10221                   9763                  10142                  10134
6/94                                           10250                   9790                  10270                  10234
6/95                                           10935                  10444                  11115                  10926
6/96                                           11559                  11040                  11730                  11477
6/97                                           12307                  11754                  12555                  12258
6/98                                           13151                  12560                  13476                  13110
6/99                                           13386                  12785                  13870                  13399
6/00                                           13718                  13102                  14423                  13766

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (3/16/95)
  Class B                1.93%       4.01%        4.29%
  Class B**             (2.96)%      3.66%        4.14%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                      Lehman Brothers 7     Lipper Intermediate
                                                                                     Year Municipal Bond      Municipal Fund
                                                Class B           Class B**                  Index                  Index
                                                --------          ----------          ------------------    -------------------
3/95                                              10000               10000                  10000                  10000
6/95                                              10263               10263                  10284                  10225
6/96                                              10792               10792                  10853                  10740
6/97                                              11419               11419                  11616                  11472
6/98                                              12127               12127                  12469                  12269
6/99                                              12254               12254                  12833                  12539
6/00                                              12491               12391                  13345                  12883


The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Trademark Kentucky Municipal Bond Fund prior to the acquisition by the One Group Kentucky Municipal Bond Fund on January 20, 1995. Prior to January 20, 1995, performance for Class A shares is based on Class I share performance adjusted to reflect the expenses and sales charges applicable to Class A shares.

The performance of the Kentucky Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                    One Group Louisiana Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group Louisiana Municipal Bond Fund I share class posted a total return of 2.81%. (For information on other share classes and performance comparisons to indexes, please see page 20.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
As expected, the municipal market took its cue from the Treasury market, and ultimately the Federal Reserve. As such, the market came under price pressure for most of the fiscal year, as interest rates generally moved upward. The negative impact of the Federal Reserve's interest rate hikes was more than enough to offset a number of positive factors that surfaced during the year. In 1998 the market experienced the second-highest year on record for new issuance. But since then, the volume of new issuance has declined steadily to its current pace that is 40% below that of 1998. In addition, the strong economy has helped foster improvements in municipal credit ratings, with ratings upgrades outpacing downgrades by a seven-to-one margin.

Nevertheless, these positive factors were not enough to prevent the municipal market from underperforming the Treasury market. Declining supply, due to the government surplus and the U.S. Treasury's buyback program of long-term debt, and the occasional "flight to quality" caused Treasuries to outperform municipal securities as well as agency and corporate bonds. We believe this pattern is not likely to change any time soon, as the expected future surpluses should mean more pay-down of debt.

HOW DID THE STATE'S ECONOMY FARE?
Louisiana continued to make slow, steady progress on the financial front. The strength in the national economy, improvements in the state's financial process and steps to diversify the overall economic base have had a positive influence on the state's economic growth.

Nevertheless, these initiatives are being offset by the continued presence of lingering problems. Notwithstanding the efforts to diversify the state's economic base, the cyclical energy sector continues to dominate. In addition, the state budgetary process has been redirected to better match revenues and expenditures, with any surpluses used to pay down outstanding debt. As expected, this has limited the amount of investment the state has made to compete in the future.

The near-term outlook for Louisiana suggests a continuation of the slow, steady pace of growth that has been experienced over the past few years. Debt levels are being reduced and diversification is taking place, but the reliance on the volatile energy sector will make progress uneven for the time being.

HOW DID MARKET EVENTS INFLUENCE PERFORMANCE?
The general increase in interest rates caused the Fund's share price to decline over the 12-month period. The major contributor to performance was the Fund's relatively high level of income, which offset the price depreciation and kept the Fund's total return positive.

In response to the jump in tax-free interest rates over the fiscal year, the Fund's 30 day SEC yield on I shares increased from 4.24% on June 30, 1999, to 4.69% on June 30, 2000. (For investors in the 39.6% federal income tax bracket and the 6.0% Louisiana state bracket, the 4.69% tax-exempt yield translates into an 8.27% taxable-equivalent yield.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Because our investment selections are limited to the state of Louisiana, we consider bonds in all market sectors. Our primary investment strategy continues to involve purchasing high-quality, full-coupon, intermediate-maturity bonds with good call structures. (Call refers to a bond issuer's right to repay, or "call," the bond prior to its maturity date.) This strategy is designed to provide a good income stream while offering price protection when interest rates rise.

This past fiscal year demonstrated that trying to generate a high, steady stream of income while maintaining a stable net asset value can be challenging dual goals. As interest rates increased, we initiated sales and swaps to raise cash and shorten the Fund's duration, which moved from 6.2 years on June 30, 1999, to
5.5 years on June 30, 2000. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) But these efforts were largely offset by Fund redemptions (primarily as investors moved into

                    One Group Louisiana Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

equities or withdrew their assets to meet tax obligations) and the upward migration of interest rates, which pushed duration to more than 6 years during the third and fourth quarters of 1999. When all was said and done, the Fund's duration did decline sufficiently to keep total return relatively attractive and provide a good income stream.

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?*
The Fund's average credit quality remained high during the fiscal year, with 82% of the Fund invested in securities rated "AA" or better on June 30, 2000, slightly lower than 83% on June 30, 1999.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Federal Reserve's string of tightening moves over the past year finally appears to be having the desired impact of slowing the economy. But, the current expansion has displayed a remarkable level of resiliency. The chance of the economy heating up again, coupled with the recent pick-up in the pace of inflation, suggests that the Federal Reserve's job may not be over yet. This translates into a market that may remain volatile and experience considerable swings in sentiment over the near term. Our strategy in this environment will continue to involve keeping a higher level of cash and controlling duration via outright sales and swaps.

/s/ Patrick M. Morrissey
Patrick Morrissey
Team Leader, Municipal Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
* The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                    One Group Louisiana Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/29/89)
  Class I               2.81%     4.69%     5.91%      5.95%

VALUE OF $10,000 INVESTMENT

                                                                             LEHMAN BROTHERS 7 YEAR        LIPPER INTERMEDIATE
                                                         CLASS I              MUNICIPAL BOND INDEX        MUNICIPAL FUND INDEX
                                                         -------             ----------------------       --------------------
6/90                                                      10000                       10000                       10000
6/91                                                      10821                       10889                       10828
6/92                                                      11894                       12079                       11941
6/93                                                      13109                       13376                       13122
6/94                                                      13237                       13546                       13252
6/95                                                      14115                       14660                       14148
6/96                                                      14874                       15472                       14861
6/97                                                      15889                       16559                       15873
6/98                                                      16941                       17775                       16976
6/99                                                      17267                       18294                       17350
6/00                                                      17751                       19024                       17825

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/29/89)
  Class A               2.55%     4.53%     5.83%      5.87%
  Class A*             (2.07)%    3.59%     5.34%      5.41%

* Reflects 4.50% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                             LIPPER INTERMEDIATE
                                                                                       LEHMAN BROTHERS 7        MUNICIPAL FUND
                                              CLASS A                CLASS A*         YEAR MUNICIPAL BOND           INDEX
                                              -------                --------         -------------------    -------------------
6/90                                           10000                   9552                  10000                  10000
6/91                                           10821                  10337                  10889                  10828
6/92                                           11894                  11362                  12079                  11941
6/93                                           13109                  12522                  13376                  13122
6/94                                           13237                  12644                  13546                  13252
6/95                                           14115                  13483                  14660                  14148
6/96                                           14913                  14245                  15472                  14861
6/97                                           15889                  15178                  16559                  15873
6/98                                           16898                  16142                  17775                  16976
6/99                                           17180                  16411                  18294                  17350
6/00                                           17619                  16830                  19024                  17825

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (9/16/94)
  Class B                1.89%       3.82%        4.14%
  Class B**             (3.00)%      3.47%        4.00%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS B               CLASS B**                INDEX                  INDEX
                                              -------               ---------         -------------------    -------------------
9/94                                           10000                  10000                  10000                  10000
6/95                                           10487                  10487                  10720                  10613
6/96                                           10972                  10972                  11313                  11148
6/97                                           11615                  11615                  12108                  11907
6/98                                           12276                  12276                  12997                  12735
6/99                                           12413                  12413                  13377                  13015
6/00                                           12647                  12547                  13910                  13371

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Paragon Louisiana Tax-Free Fund for the period before it was acquired by the One Group Louisiana Municipal Bond Fund on March 26, 1996. Prior to March 26, 1996, performance for the Class I shares is based on Class A share performance adjusted to reflect the absence of sales charges.

The performance of the Louisiana Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                     One Group Michigan Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group Michigan Municipal Bond Fund I share class posted a total return of 1.28%. (For information on other share classes and performance comparisons to indexes, please see page 23.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
As expected, the municipal market took its cue from the Treasury market, and ultimately the Federal Reserve. As such, the market came under price pressure for most of the fiscal year, as interest rates generally moved upward. The negative impact of the Federal Reserve's interest rate hikes was more than enough to offset a number of positive factors that surfaced during the year. In 1998 the market experienced the second-highest year on record for new issuance. But since then, the volume of new issuance has declined steadily to its current pace that is 40% below that of 1998. In addition, the strong economy has helped foster improvements in municipal credit ratings, with ratings upgrades outpacing downgrades by a seven-to-one margin.

Nevertheless, these positive factors were not enough to prevent the municipal market from underperforming the Treasury market. Declining supply, due to the government surplus and the U.S. Treasury's buyback program of long-term debt, and the occasional "flight to quality" caused Treasuries to outperform municipal securities as well as agency and corporate bonds. We believe this pattern is not likely to change any time soon, as the expected future surpluses should mean more pay-down of debt.

HOW DID THE STATE'S ECONOMY FARE?
The Michigan economy, the nation's eighth largest, remained strong during the fiscal year. The budgetary restraint measures enacted to address imbalances in the early 1990s, coupled with the large manufacturing presence, have helped the state post a string of budget surpluses and replenish reserves that were depleted during the prior downturn. This growth further aided in the increase in the state's stabilization fund to 6.6% of general fund expenditures--nearly 50% higher than just five years ago.

A further indication of the strength of the state's economy is the fact that employment growth has been outstripping the national average. This has led to the lowest unemployment rate in a decade and, at 3.7%, one of the lowest in the nation.

The near-term outlook points to a continuation of solid economic growth. The large manufacturing presence (25% of the state economic base) does inject a level of volatility. But, a number of measures to invest in both technology and education along with steps to diversify the state's economic base should help Michigan reduce and withstand the impact of any future downturn in manufacturing.

HOW DID MARKET EVENTS INFLUENCE PERFORMANCE?
The general increase in interest rates caused the Fund's share price to decline over the 12-month period. The major contributor to performance was the Fund's relatively high level of income, which offset the price depreciation and kept the Fund's total return positive.

In response to the jump in tax-free interest rates over the fiscal year, the Fund's 30 day SEC yield on I shares increased from 4.52% on June 30, 1999, to 4.86% on June 30, 2000. (For investors in the 39.6% federal income tax bracket and the 4.3% Michigan state bracket, the 4.86% tax-exempt yield translates into an 8.44% taxable-equivalent yield.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
With our investment selections limited to municipal bonds issued in the state of Michigan, we evaluate securities in all market sectors. Our primary investment strategy continues to involve purchasing high-quality, full-coupon, intermediate-maturity bonds with good call structures. (Call refers to a bond issuer's right to repay, or "call," the bond prior to its maturity date.) This strategy is designed to provide a good income stream while offering price protection when interest rates rise.

This past fiscal year put our ongoing strategy to test, as the market environment made it difficult to maintain a high stream of income and maximize total return at the same time. With interest rates on the upswing, we initiated sales and swaps to raise cash and shorten the Fund's duration, which moved from
7.7 years on

                     One Group Michigan Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

June 30, 1999, to 7.0 years on June 30, 2000. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) But these efforts were largely offset by Fund redemptions (primarily as investors moved into equities or withdrew their assets to meet tax obligations) and the upward migration of interest rates. These factors contributed to the Fund's price depreciation during the year.

When all was said and done, the Fund's duration did decline sufficiently to keep total return on the positive side while providing a good income stream.

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?*
The Fund's average credit quality remained high during the fiscal year, with 89% of the Fund invested in securities rated "AA" or better on June 30, 2000, slightly higher than 86% on June 30, 1999.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Federal Reserve's string of tightening moves over the past year finally appears to be having the desired impact of slowing the economy. But, the current expansion has displayed a remarkable level of resiliency. The chance of the economy heating up again, coupled with the recent pick-up in the pace of inflation, suggests that the Federal Reserve's job may not be over yet. This translates into a market that may remain volatile and experience considerable swings in sentiment over the near term. Our strategy in this environment will continue to involve keeping a higher level of cash and controlling duration via outright sales and swaps.

/s/ Patrick M. Morrissey
Patrick Morrissey
Team Leader, Municipal Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
* The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                     One Group Michigan Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (2/1/93)
  Class I                1.28%       5.02%        5.21%

VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7       LEHMAN BROTHERS        LIPPER MICHIGAN
                                                               YEAR MUNICIPAL BOND     MICHIGAN MUNICIPAL    MUNICIPAL DEBT FUND
                                              CLASS I                 INDEX                BOND INDEX               INDEX
                                              -------          -------------------     ------------------    -------------------
2/93                                           10000                  10000                  10000                  10000
6/93                                           10529                  10142                  10504                  10576
6/94                                           10518                  10270                  10513                  10582
6/95                                           11403                  11115                  11496                  11322
6/96                                           12050                  11730                  12304                  11991
6/97                                           13003                  12555                  13339                  12888
6/98                                           14139                  13476                  14524                  13897
6/99                                           14386                  13870                  14885                  14109
6/00                                           14570                  14423                  15332                  14286

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (2/1/93)
  Class A                0.93%       4.81%        5.07%
  Class A*              (3.60)%      3.85%        4.42%

* Reflects 4.50% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                             LEHMAN BROTHERS
                                                                         LEHMAN BROTHERS        MICHIGAN         LIPPER MICHIGAN
                                                                        7 YEAR MUNICIPAL     MUNICIPAL BOND      MUNICIPAL DEBT
C                                    CLASS A            CLASS A*           BOND INDEX             INDEX            FUND INDEX
-                                    -------            --------        ----------------     ---------------     ---------------
2/93                                  10000                9551               10000               10000               10000
6/93                                  10529               10056               10142               10504               10576
6/94                                  10518               10046               10270               10513               10582
6/95                                  11403               10891               11115               11496               11322
6/96                                  12050               11509               11730               12304               11991
6/97                                  12984               12401               12555               13339               12888
6/98                                  14068               13437               13476               14524               13897
6/99                                  14290               13648               13870               14885               14109
6/00                                  14423               13775               14423               15332               14286

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (2/1/93)
  Class B                0.51%       4.26%        4.70%
  Class B**             (4.30)%      3.92%        4.70%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                             LEHMAN BROTHERS
                                                                         LEHMAN BROTHERS        MICHIGAN         LIPPER MICHIGAN
                                                                        7 YEAR MUNICIPAL     MUNICIPAL BOND      MUNICIPAL DEBT
                                     CLASS B            CLASS B**          BOND INDEX             INDEX            FUND INDEX
                                     -------            ---------       ----------------     ---------------     ---------------
2/93                                  10000               10000               10000               10000               10000
6/93                                  10539               10539               10142               10504               10576
6/94                                  10526               10526               10270               10513               10582
6/95                                  11408               11408               11115               11496               11322
6/96                                  12056               12056               11730               12304               11991
6/97                                  12871               12871               12555               13339               12888
6/98                                  13869               13869               13476               14524               13897
6/99                                  13980               13980               13870               14885               14109
6/00                                  14052               14052               14423               15332               14286

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period prior to the acquisition by the One Group Michigan Municipal Bond Fund on March 22, 1999.

The performance of the Michigan Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers Michigan Municipal Bond Index is an unmanaged index generally representative of the Michigan Municipal bond market.

The Lipper Michigan Municipal Debt Fund Index is comprised of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).

The Lehman Brothers Michigan Municipal Bond Index consists of the average monthly returns of the Lehman Brothers 7-Year Municipal Bond Index for periods prior to April 1993. Thereafter, the data is from the Lehman Brothers Michigan Municipal Bond Index, which corresponds with the initiation of the Lehman Brothers Michigan Municipal Bond Index on April 1, 1993.

                       One Group Ohio Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group Ohio Municipal Bond Fund I share class posted a total return of 2.20%. (For information on other share classes and performance comparisons to indexes, please see page 26.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
As expected, the municipal market took its cue from the Treasury market, and ultimately the Federal Reserve. As such, the market came under price pressure for most of the fiscal year, as interest rates generally moved upward. The negative impact of the Federal Reserve's interest rate hikes was more than enough to offset a number of positive factors that surfaced during the year. In 1998 the market experienced the second-highest year on record for new issuance. But since then, the volume of new issuance has declined steadily to its current pace that is 40% below that of 1998. In addition, the strong economy has helped foster improvements in municipal credit ratings, with ratings upgrades outpacing downgrades by a seven-to-one margin.

Nevertheless, these positive factors were not enough to prevent the municipal market from underperforming the Treasury market. Declining supply, due to the government surplus and the U.S. Treasury's buyback program of long-term debt, and the occasional "flight to quality" caused Treasuries to outperform municipal securities as well as agency and corporate bonds. We believe this pattern is not likely to change any time soon, as the expected future surpluses should mean more pay-down of debt.

HOW DID OHIO'S ECONOMY FARE?
The Ohio economy remained strong during the fiscal year, with revenues and expenditures having positive influences on the state's budget. General revenue fund balances were high enough not only to keep the budget stabilization fund at its targeted level (5% of the general revenue fund), but also to fund various reserves for such areas as school building and technology. This performance was the result of the state's strong industrial base as well as its growing service and trade sectors. This growth helped keep the state's unemployment rate down near the 4% national average.

Looking forward, the sizeable "rainy day fund" coupled with the past and continuing efforts to diversify the state's economic base away from manufacturing into the service and trade sectors should help position the state to better ride out future cyclical fluctuations. The major challenge over the near-term remains the development of a new school funding structure. Reserves are presently being set aside, however, the final structure has not been determined. The final cost, nevertheless, is presently projected to be manageable without the need for major draconian measures.

HOW DID MARKET EVENTS INFLUENCE PERFORMANCE?
The general increase in interest rates caused the Fund's share price to decline over the 12-month period. The major contributor to performance was the Fund's relatively high level of income, which offset the price depreciation and kept the Fund's total return positive.

In response to the jump in tax-free interest rates over the fiscal year, the Fund's 30 day SEC yield on I shares increased from 4.35% on June 30, 1999, to 4.83% on June 30, 2000. (For investors in the 39.6% federal income tax bracket and the 7.5% Ohio state bracket, the 4.83% tax-exempt yield translates into an 8.65% taxable-equivalent yield.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
With our universe of securities limited to the state of Ohio, we consider municipal bonds in all market sectors. Our primary investment strategy continues to involve purchasing high-quality, full-coupon, intermediate-maturity bonds with good call structures. (Call refers to a bond issuer's right to repay, or "call," the bond prior to its maturity date.) This strategy is designed to provide a good income stream while offering price protection when interest rates rise.

This past fiscal year demonstrated that trying to generate a high, steady stream of income and maintain a stable net asset value are not always complimentary goals. We initiated sales and swaps to raise cash and shorten the Fund's duration as interest rates increased. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) Nevertheless, these efforts were largely offset by 24

                       One Group Ohio Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

Fund redemptions (primarily as investors moved into equities or withdrew their assets to meet tax obligations) and the upward migration of interest rates. These factors kept the Fund's duration at a higher-than-desired level, putting downward pressure on returns. Stepping up the pace of our security sales would have lowered duration more, but it also would have brought about a more volatile income stream for shareholders. With interest rates settling into a trading range over the last few months of the fiscal year, we determined that a slow ratcheting-down of duration would be preferable to a large, one-time move based on the potential impact on income.

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?*
The Fund's average credit quality remained high during the fiscal year, with 67% of the Fund invested in securities rated "AAA."

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Federal Reserve's string of tightening moves over the past year finally appears to be having the desired impact of slowing the economy. But, the current expansion has displayed a remarkable level of resiliency. The chance of the economy heating up again, coupled with the recent pick-up in the pace of inflation, suggests that the Federal Reserve's job may not be over yet. This translates into a market that may remain volatile and experience considerable swings in sentiment over the near term. Our strategy in this environment will continue to involve keeping a higher level of cash and controlling duration via outright sales and swaps.

/s/ Patrick M. Morrissey
Patrick Morrissey
Team Leader, Municipal Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
* The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                       One Group Ohio Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (7/2/91)
  Class I                2.20%       4.79%        5.75%

VALUE OF $10,000 INVESTMENT

                                                                             LEHMAN BROTHERS 7 YEAR        LIPPER INTERMEDIATE
                                                         CLASS I              MUNICIPAL BOND INDEX        MUNICIPAL FUND INDEX
                                                         -------             ----------------------       --------------------
7/91                                                      10000                       10000                       10000
6/92                                                      11061                       11093                       11028
6/93                                                      12325                       12285                       12119
6/94                                                      12334                       12440                       12239
6/95                                                      13083                       13464                       13066
6/96                                                      13827                       14209                       13725
6/97                                                      14825                       15208                       14659
6/98                                                      15883                       16324                       15678
6/99                                                      16176                       16801                       16023
6/00                                                      16532                       17471                       16462

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A                1.94%       4.53%        5.20%
  Class A*              (2.66)%      3.58%        4.61%

* Reflects 4.50% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                  Lehman Brothers 7        Lipper Intermediate
                                                                                 Year Municipal Bond          Municipal Fund
                                    Class A                Class A*                     Index                     Index
                                    --------               ---------             -------------------       -------------------
2/92                                  10000                    9546                     10000                     10000
6/92                                  10393                    9921                     10319                     10311
6/93                                  11577                   11051                     11428                     11331
6/94                                  11572                   11046                     11572                     11443
6/95                                  12242                   11686                     12525                     12216
6/96                                  12908                   12322                     13218                     12832
6/97                                  13805                   13178                     14147                     13706
6/98                                  14753                   14083                     15185                     14659
6/99                                  14987                   14306                     15629                     14981
6/00                                  15278                   14584                     16252                     15392

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B                1.17%       3.86%        3.13%
  Class B**             (3.68)%      3.52%        3.13%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS B               CLASS B**                INDEX                  INDEX
                                              -------               ---------         -------------------    -------------------
1/94                                           10000                  10000                  10000                  10000
6/94                                            9598                   9598                   9724                   9700
6/95                                           10095                  10095                  10524                  10356
6/96                                           10578                  10578                  11107                  10878
6/97                                           11241                  11241                  11887                  11618
6/98                                           11938                  11938                  12760                  12426
6/99                                           12059                  12059                  13133                  12699
6/00                                           12200                  12200                  13656                  13047

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Ohio Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                  One Group West Virginia Municipal Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group West Virginia Municipal Bond Fund I share class posted a total return of 2.76%. (For information on other share classes and performance comparisons to indexes, please see page 29.)

WHAT WERE THE MAJOR FACTORS AT WORK IN THE MARKET?
As expected, the municipal market took its cue from the Treasury market, and ultimately the Federal Reserve. As such, the market came under price pressure for most of the fiscal year, as interest rates generally moved upward. The negative impact of the Federal Reserve's interest rate hikes was more than enough to offset a number of positive factors that surfaced during the year. In 1998 the market experienced the second-highest year on record for new issuance. But since then, the volume of new issuance has declined steadily to its current pace that is 40% below that of 1998. In addition, the strong economy has helped foster improvements in municipal credit ratings, with ratings upgrades outpacing downgrades by a seven-to-one margin.

Nevertheless, these positive factors were not enough to prevent the municipal market from underperforming the Treasury market. Declining supply, due to the government surplus and the U.S. Treasury's buyback program of long-term debt, and the occasional "flight to quality" caused Treasuries to outperform municipal securities as well as agency and corporate bonds. We believe this pattern is not likely to change any time soon, as the expected future surpluses should mean more pay-down of debt.

HOW DID THE STATE'S ECONOMY FARE?
West Virginia continues to make progress in moving from one of the nation's weakest states a decade ago to one on solid fiscal ground. The major factors leading to this transformation have been a strong national economy, state budgetary reforms and a diversification of the state's economic base from the cyclical mining and metals industries to the more stable service sector.

The state posted another operating surplus this past fiscal year while building its "rainy day" fund to 6% of general fund disbursements. This performance was accompanied by another year of slow but steady growth in employment. While still high by national standards, the level of unemployment continued to fall, and it currently is at its lowest level in 20 years.

The near-term outlook points to continued modest growth, as long as the national economy keeps moving forward. The state's low cost base plus its central location are positives. But, West Virginia still possesses a number of weaknesses that stifle its progress, namely a slow-growing and aging population, low educational achievements and a lack of broad economic diversity. The state is addressing these issues, but resolving them obviously will take time.

HOW DID MARKET EVENTS INFLUENCE PERFORMANCE?
The general increase in interest rates caused the Fund's share price to decline over the 12-month period. The major contributor to performance was the Fund's relatively high level of income, which offset the price depreciation and kept the Fund's total return positive.

In response to the jump in tax-free interest rates over the fiscal year, the Fund's 30 day SEC yield on I shares increased from 4.29% on June 30, 1999, to 4.83% on June 30, 2000. (For investors in the 39.6% federal income tax bracket and the 6.5% West Virginia state bracket, the 4.83% tax-exempt yield translates into an 8.55% taxable-equivalent yield.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Because our investment selections are limited to the state of West Virginia, we consider bonds in all market sectors. Our primary investment strategy continues to involve purchasing high-quality, full-coupon, intermediate-maturity bonds with good call structures. (Call refers to a bond issuer's right to repay, or "call," the bond prior to its maturity date.) This strategy is designed to provide a good income stream while offering price protection when interest rates rise.

This past fiscal year demonstrated that trying to generate a high, steady stream of income while maintaining a stable net asset value can be challenging dual goals. As interest rates increased, we initiated sales and swaps to raise cash and shorten the Fund's duration, which moved from 6.4 years on June 30, 1999, to
5.8 years on June 30, 2000. (Duration is a measure of a

                  One Group West Virginia Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) But these efforts were largely offset by Fund redemptions (primarily as investors moved into equities or withdrew their assets to meet tax obligations) and the upward migration of interest rates, which pushed duration to more than 6 years during the third and fourth quarters of 1999. When all was said and done, the Fund's duration did decline sufficiently to keep total return relatively attractive and provide a good income stream.

HOW WAS THE FUND STRUCTURED IN TERMS OF QUALITY?*
The Fund's average credit quality remained high during the fiscal year, with 82% of the Fund invested in securities rated "AA" or better on June 30, 2000, slightly lower than 83% on June 30, 1999.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Federal Reserve's string of tightening moves over the past year finally appears to be having the desired impact of slowing the economy. But, the current expansion has displayed a remarkable level of resiliency. The chance of the economy heating up again, coupled with the recent pick-up in the pace of inflation, suggests that the Federal Reserve's job may not be over yet. This translates into a market that may remain volatile and experience considerable swings in sentiment over the near term. Our strategy in this environment will continue to involve keeping a higher level of cash and controlling duration via outright sales and swaps.

/s/ Patrick M. Morrissey
Patrick Morrissey
Team Leader, Municipal Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
* The Fund's composition is subject to change.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                  One Group West Virginia Municipal Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/31/83)
  Class I               2.76%     4.73%     5.67%      6.75%

VALUE OF $10,000 INVESTMENT

                                                                             LEHMAN BROTHERS 7 YEAR        LIPPER INTERMEDIATE
                                                         CLASS I              MUNICIPAL BOND INDEX        MUNICIPAL FUND INDEX
                                                         -------             ----------------------       --------------------
6/90                                                      10000                       10000                       10000
6/91                                                      10752                       10889                       10828
6/92                                                      11684                       12079                       11941
6/93                                                      12632                       13376                       13122
6/94                                                      13038                       13546                       13252
6/95                                                      13774                       14660                       14148
6/96                                                      14406                       15472                       14861
6/97                                                      15469                       16559                       15873
6/98                                                      16609                       17775                       16976
6/99                                                      16893                       18294                       17350
6/00                                                      17359                       19024                       17825

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/31/83)
  Class A               2.59%     4.53%     5.43%      6.51%
  Class A*             (2.00)%    3.58%     4.94%      6.22%

* Reflects 4.50% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS A                CLASS A*                INDEX                  INDEX
                                              -------                --------         -------------------    -------------------
6/90                                           10000                   9548                  10000                  10000
6/91                                           10725                  10240                  10889                  10828
6/92                                           11627                  11102                  12079                  11941
6/93                                           12530                  11963                  13376                  13122
6/94                                           12899                  12316                  13546                  13252
6/95                                           13595                  12980                  14660                  14148
6/96                                           14186                  13545                  15472                  14861
6/97                                           15248                  14559                  16559                  15873
6/98                                           16314                  15576                  17775                  16976
6/99                                           16536                  15789                  18294                  17350
6/00                                           16964                  16198                  19024                  17825

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/31/83)
  Class B               1.82%     3.88%     4.76%      5.83%
  Class B**            (3.06)%    3.54%     4.76%      5.83%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                       LEHMAN BROTHERS 7     LIPPER INTERMEDIATE
                                                                                      YEAR MUNICIPAL BOND       MUNICIPAL FUND
                                              CLASS B               CLASS B**                INDEX                  INDEX
                                              -------               ---------         -------------------    -------------------
6/90                                           10000                  10000                  10000                  10000
6/91                                           10667                  10667                  10889                  10828
6/92                                           11489                  11489                  12079                  11941
6/93                                           12298                  12298                  13376                  13122
6/94                                           12582                  12582                  13546                  13252
6/95                                           13163                  13163                  14660                  14148
6/96                                           13660                  13660                  15472                  14861
6/97                                           14559                  14559                  16559                  15873
6/98                                           15516                  15516                  17775                  16976
6/99                                           15640                  15640                  18294                  17350
6/00                                           15925                  15925                  19024                  17825

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the mutual fund on January 20, 1997, adjusted to reflect the expenses associated with the Fund. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the West Virginia Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

One Group Mutual Funds
Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS (74.9%):
Alabama (1.6%):
 $ 2,000    Dothan Industrial Development Board,
              4.60%, 10/1/02, Callable 6/1/01 @
              103, LOC: First Union National
              Bank...............................  $  1,965
                                                   --------
Arizona (2.2%):
     300    Maricopa County School District #11,
              Peoria, GO, 0.00%, 1/1/02, FGIC....       279
     185    Maricopa County School District #79,
              Litchfield Elementary, Project 98,
              Series A, GO, 4.50%, 7/1/01, FSA...       185
     110    Sedona, Certificates of
              Participation, 6.30%, 7/1/00.......       110
     105    Sedona, Certificates of
              Participation, 6.25%, 7/1/01.......       106
   2,000    State Transportation Board, Excise
              Tax Revenue, Maricopa County,
              4.60%, 7/1/04, AMBAC...............     1,989
                                                   --------
                                                      2,669
                                                   --------
Arkansas (4.5%):
     150    Conway Hospital Revenue, Series A,
              4.50%, 8/1/01......................       149
     250    Conway Hospital Revenue, Series A,
              4.70%, 8/1/02......................       246
     285    Conway Hospital Revenue, Series A,
              4.90%, 8/1/03......................       279
     260    Conway Hospital Revenue, Series A,
              4.90%, 8/1/03......................       254
     260    Conway Hospital Revenue, Series B,
              4.50%, 8/1/01......................       258
     270    Conway Hospital Revenue, Series B,
              4.70%, 8/1/02......................       266
   3,875    State Development Authority, Single
              Family Mortgage Revenue, 6.50%,
              2/1/11, Callable 10/1/07 @ 103.....     3,949
                                                   --------
                                                      5,401
                                                   --------
California (1.5%):
   1,400    Palm Springs Housing Authority,
              Multi-Family Revenue, Housing
              Mortgage-Tahquitz Court
              Apartments-A, 4.90%, 9/1/23,
              Mandatory Put 9/1/02 @ 100.........     1,394
     400    San Diego County, Certificates of
              Participation, 4.70%, 9/1/02.......       396
                                                   --------
                                                      1,790
                                                   --------
Colorado (9.9%):
   1,770    Denver City & County, Airport
              Revenue, AMT, 6.75%, 11/15/13,
              Callable 11/15/02 @ 102, MBIA......     1,862

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $   405    Denver City & County, Water Revenue,
              6.60%, 11/15/06, Callable 11/15/01
              @ 101..............................  $    419
   1,250    El Paso County School District #20,
              5.00%, 12/15/02....................     1,262
   2,700    Health Facilities Authority Revenue,
              West Regional Mental Hospital,
              4.30%, 6/1/18, Mandatory Tender
              7/15/01 @ 100......................     2,658
   1,360    Housing Finance Authority, 6.80%,
              8/1/14, Callable 8/1/02 @ 102......     1,440
   4,000    Meridian Metropolitan District,
              7.50%, 12/1/11, Callable 12/1/01 @
              101................................     4,156
                                                   --------
                                                     11,797
                                                   --------
Delaware (2.1%):
   2,625    Clipper Caraval Tax-Exempt Certified
              Trust, Series 98-1, 4.50%, 10/6/05,
              AMBAC..............................     2,558
                                                   --------
District of Columbia (2.1%):
   1,675    Housing Finance Agency, Mulit-Family
              Housing Revenue, 5.60%, 12/1/42,
              Mandatory Put 8/10/00 @ 100........     1,676
     810    Housing Finance Agency, Multi-Family
              Housing Revenue, Haven House
              Cooperative Project, Series B, AMT,
              5.55%, 12/1/22.....................       812
                                                   --------
                                                      2,488
                                                   --------
Florida (2.4%):
   2,750    Hillsborough County Hospital
              Authority, 6.38%, 10/1/13,
              Reference-Tampa General Hospital
              Project, Callable 10/1/02 @ 102....     2,878
                                                   --------
Georgia (2.2%):
     140    Fulton County Residential Care
              Facilities, Canterbury Court
              Project, 4.25%, 10/1/00............       141
     200    Fulton County Residential Care
              Facilities, Canterbury Court
              Project, 4.80%, 10/1/02............       206
     215    Fulton County Residential Care
              Facilities, Canterbury Court
              Project, 4.95%, 10/1/03............       222
   2,135    Savannah Economic Development
              Revenue, College of Art & Design,
              Inc. Project, 6.00%, 10/1/03.......     2,137
                                                   --------
                                                      2,706
                                                   --------

Continued

One Group Mutual Funds
Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Idaho (2.1%):
 $ 1,500    Student Loan Educational Marketing
              Association, Inc., Student Loan
              Revenue, Series C, AMT, 5.00%,
              10/1/01, GSL.......................  $  1,488
   1,025    Student Loan Fund, 5.41%, 4/1/02.....     1,011
                                                   --------
                                                      2,499
                                                   --------
Illinois (2.4%):
     705    Decatur Economic Development Revenue,
              7.75%, 6/1/07, Callable 6/1/02 @
              102................................       739
   2,000    Southwestern Development Authority,
              Medical Facility Revenue, 7.00%,
              8/15/12, Prerefunded 8/15/02 @
              102................................     2,121
                                                   --------
                                                      2,860
                                                   --------
Iowa (2.8%):
   2,300    Student Loan Liquidity Corp., Student
              Loan Revenue, 6.75%, 12/1/01,
              Callable 12/01/00 @ 102, AMBAC.....     2,362
   1,000    Student Loan Liquidity Corp., Series
              A, 6.45%, 3/1/02...................     1,025
                                                   --------
                                                      3,387
                                                   --------
Kentucky (0.9%):
   1,000    Winchester Industrial Building
              Revenue, 7.75%, 7/1/12, Callable
              7/1/02 @ 102.......................     1,050
                                                   --------
Louisiana (1.4%):
     750    Jefferson Parish Hospital Service
              District #1, Hospital Revenue, West
              Jefferson Medical Center, Series A,
              4.00%, 1/1/03, FSA.................       727
   1,000    Jefferson Parish Hospital Service
              District #2, Hospital Revenue,
              4.00%, 7/1/02, FSA.................       978
                                                   --------
                                                      1,705
                                                   --------
Michigan (2.3%):
   2,185    Dickinson County Economic Revenue,
              Refunding Champion International,
              6.55%, 3/1/07, Callable 7/29/00 @
              102................................     2,230
     600    Higher Education Facilities
              Authority, Revenue, Refunding
              Limited Obligation, Thomas M.
              Cooley, 4.45%, 5/1/03, LOC: First
              of America Bank....................       585
                                                   --------
                                                      2,815
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Mississippi (0.0%):
 $    55    Region IV Finance Corp., Mortgage
              Revenue, Greentree Apartments,
              Series C, 6.88%, 8/1/02............  $     55
                                                   --------
Nevada (1.4%):
     675    Clark County Highway Improvements,
              Revenue, Motor Vehicle Fuel Tax
              Public Improvements, 5.00%, 7/1/02,
              AMBAC..............................       680
   1,000    Municipal Bond Project #20-23-A, GO,
              7.00%, 7/1/01, ETM.................     1,010
                                                   --------
                                                      1,690
                                                   --------
New York (3.9%):
   4,750    Kiryas Joel Housing Authority,
              Housing-Kiryas Timurim Project,
              6.50%, 7/1/32, Putable 12/31/00 @
              100................................     4,750
                                                   --------
Ohio (14.2%):
     230    Capital Corp. for Housing Mortgage,
              6.75%, 2/1/03......................       232
     500    Capital Corp. for Housing Mortgage,
              Revenue, Bella Vista, Series G,
              7.25%, 2/1/02......................       501
     570    Capital Corp. for Housing Mortgage,
              Revenue, Section 8 Series O, 6.75%,
              2/1/05, FHA........................       569
   1,000    Cincinnati, City School District, GO,
              5.50%, 12/1/02.....................     1,018
   1,000    Cincinnati, City School District, GO,
              5.50%, 12/1/03.....................     1,022
   3,000    Franklin County Development Revenue,
              Reference-American Chemical Society
              Project, 5.75%, 4/1/01.............     3,019
   1,030    Lorain County Health Facilities,
              Catholic Healthcare Partners,
              Series A, Revenue, 4.40%, 9/1/02,
              AMBAC..............................     1,023
   1,605    Mount Vernon, IDR, Rogate Industries,
              5.90%, 3/1/03, Callable 3/1/01 @
              100................................     1,605
   2,350    State Air Quality Development
              Authority, Revenue, 6.85%, 4/1/10,
              Callable 4/1/01 @ 102..............     2,427
   3,000    State Building Authority, Revenue,
              Refunding, State Correctional
              Facilities, Series A, 4.50%,
              10/1/02............................     2,994
   2,470    State Economic Development Revenue,
              7.50%, 9/1/10, Callable 9/1/02 @
              102................................     2,586
                                                   --------
                                                     16,996
                                                   --------

Continued

One Group Mutual Funds
Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Oklahoma (0.4%):
 $   500    Grady County, Individual Authority,
              Correctional Facilities, 5.00%,
              11/1/04, MBIA......................  $    501
                                                   --------
Oregon (2.7%):
   1,900    Cow Creek Bank, Umpqua Tribe of
              Indians, Revenue, Series B, 4.25%,
              7/1/03, AMBAC......................     1,862
   1,400    Kaiser Permanente, 6.50%, 4/1/11,
              Callable 4/1/01 @ 102..............     1,421
                                                   --------
                                                      3,283
                                                   --------
Texas (3.6%):
     950    Fort Bend County Industrial
              Development Corp., 4.65%,
              10/1/11............................       942
   1,000    Lewisville Combination Contract
              Revenue, 4.90%, 11/1/02............       986
   1,285    State Department of Housing &
              Community Affairs, Single Family
              Revenue, Series E, 4.90%, 3/1/02...     1,284
   1,150    State Department of Housing &
              Community Affairs, Single Family
              Revenue, Series E, 5.00%, 3/1/03...     1,149
                                                   --------
                                                      4,361
                                                   --------
Utah (2.8%):
   1,060    Alpine, School District, GO, 5.40%,
              3/15/04, Callable 3/15/02 @ 100....     1,071
   2,700    Associated Municipal Power Systems
              Revenue, Capital Apprecation,
              Hunter Project, 0.00%, 7/1/03,
              AMBAC..............................     2,326
                                                   --------
                                                      3,397
                                                   --------
Vermont (1.1%):
   1,290    University Vermont & State
              Agricultural College Housing,
              Dining & Student Services, Series
              1973A, 5.80%, 7/1/13, Callable
              7/2/00 @ 100.......................     1,293
                                                   --------
Virgin Islands (1.6%):
     610    University Virgin Islands, Refunding
              & Improvement-Series A, 4.65%,
              12/1/01............................       610
     650    University Virgin Islands, Refunding
              & Improvement-Series A, 4.75%,
              12/1/02............................       649
     240    University Virgin Islands, Refunding
              & Improvement-Series A, 4.85%,
              12/1/03............................       239
     385    University Virgin Islands, Refunding
              & Improvement-Series A, 5.05%,
              12/1/05............................       385
                                                   --------
                                                      1,883
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Washington (2.8%):
 $   770    State Public Power Supply, Energy
              Northwest Nuclear Project, 7.20%,
              7/1/03, Callable 1/1/01 @ 102......  $    795
   2,500    State Public Power Supply, Nuclear
              Project #3, 7.38%, 7/1/04, Callable
              1/1/01 @ 102.......................     2,579
                                                   --------
                                                      3,374
                                                   --------
  Total Municipal Bonds                              90,151
                                                   --------
DAILY DEMAND NOTES (3.7%):
Maryland (2.5%):
   3,105    Prince Georges County Housing
              Authority, Single Family Mortgage
              Revenue, 6.35%, 6/1/33*............     3,105
                                                   --------
Texas (1.2%):
     538    Dallas County, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              5.99%, 11/25/04*...................       538
     871    Denton County, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              6.32%, 5/1/05*.....................       871
                                                   --------
                                                      1,409
                                                   --------
  Total Daily Demand Notes                            4,514
                                                   --------
WEEKLY DEMAND NOTES (17.2%):
Illinois (15.1%):
   6,300    Health Facilities Authority, Revenue,
              Northwest Community Hospital,
              4.80%, 7/1/27*.....................     6,300
   2,000    Huntley, IDR, 5.05%, 7/1/24*.........     2,000
  10,000    Lakemoor Ill, Multi-Family Housing,
              5.40%, 12/1/20*....................    10,000
                                                   --------
                                                     18,300
                                                   --------
Maine (0.4%):
     480    Regional Waste Systems, Inc., Solid
              Waste Residence Recovery Revenue,
              4.95%, 7/1/12*.....................       480
                                                   --------
Ohio (1.7%):
   2,000    Toledo, Lucas County, Toledo Museum
              of Art Project, 4.75%, 9/1/19*.....     2,000
                                                   --------
  Total Weekly Demand Notes                          20,780
                                                   --------

Continued

One Group Mutual Funds
Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MONTHLY DEMAND NOTES (2.5%):
Arizona (1.7%):
 $ 2,065    Pima County, IDA, Single Family
              Mortgage Revenue, 5.51%, 6/1/28*...  $  2,065
                                                   --------
Texas (0.8%):
     922    El Paso, Housing Finance Corp.,
              Mortgage Revenue, AMT, 5.99%,
              5/1/01*............................       922
                                                   --------
  Total Monthly Demand Notes                          2,987
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
INVESTMENT COMPANIES (0.7%):
     871    Provident Municipal Cash Fund........  $    871
                                                   --------
  Total Investment Companies                            871
                                                   --------
Total (Cost $119,602) (a)                          $119,303
                                                   ========

------------

Percentages indicated are based on net assets of $120,505.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 137
                   Unrealized depreciation......................   (436)
                                                                  -----
                   Net unrealized appreciation (depreciation)...  $(299)
                                                                  =====

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS (84.4%):
Alabama (0.4%):
 $ 3,500    Courtland Industrial Development
              Board, Solid Waste Disposal
              Revenue, Series A, AMT, 6.50%,
              9/1/25, Callable 9/1/05 @ 102......  $  3,423
                                                   --------
Alaska (1.3%):
   7,000    North Slope Boro, Capital
              Appreciation, GO, Series A, 0.00%,
              6/30/08, MBIA......................     4,586
   1,000    Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.50%,
              7/1/04, Callable 7/1/03 @ 100......     1,007
   1,500    Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.00%,
              7/1/09, AMBAC......................     1,462
   1,480    Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.10%,
              7/1/10, Callable 7/1/09 @ 100,
              AMBAC..............................     1,441
   1,560    Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.20%,
              7/1/11, Callable 7/1/09 @ 100,
              AMBAC..............................     1,521
                                                   --------
                                                     10,017
                                                   --------
Arizona (2.8%):
   4,795    Central Arizona Water Conservation,
              District Contract Revenue, Central
              Arizona Project, Series A, 5.50%,
              11/1/10............................     4,976
   1,105    Maricopa County, IDA, Multi-Family
              Housing Revenue, 5.65%, 1/1/09,
              Callable 1/1/07 @ 101..............     1,079
   1,280    Maricopa County, IDA, Multi-Family
              Housing Revenue, 6.05%, 7/1/17,
              Callable 1/1/07 @ 101..............     1,246
   1,385    Maricopa County, IDA, Multi-Family
              Housing Revenue, Coral Point
              Apartments, Project B, AMT, 5.10%,
              3/1/28, Callable 3/1/06 @ 101......     1,322
     605    Maricopa County, IDA, Single Family
              Mortgage Revenue, Capital
              Appreciation, Series 1983A, 0.00%,
              12/31/14, ETM......................       270
   3,000    Maricopa County, School District #28,
              Kyrene Elementary, Capital
              Appreciation, Series B, GO, 0.00%,
              1/1/04, FGIC.......................     2,530

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 2,000    Maricopa County, Unified School
              District #41, Gilbert, Series C,
              GO, 6.10%, 7/1/14, Prerefunded
              7/1/04 @ 100, FGIC.................  $  2,097
   2,835    Phoenix Airport Revenue, Series D,
              AMT, 6.00%, 7/1/06, Callable 7/1/04
              @ 102, MBIA........................     2,980
     700    Phoenix, IDA, Hospital Revenue, John
              C Lincoln Hospital, 6.00%, 12/1/10,
              Callable 12/1/03 @ 102.............       658
   2,540    Salt River Project Agriculture
              Improvements & Power District,
              Electric System Revenue, 5.00%,
              1/1/10, Callable 1/1/01 @ 100......     2,522
   1,000    Tempe, IDA, Multi-Family Revenue,
              Series A, 6.13%, 6/1/10, Callable
              6/1/03 @ 102, FHA..................     1,023
   1,000    Tucson Water Revenue, 6.50%, 7/1/16,
              Callable 7/1/01 @ 102, AMBAC.......     1,037
                                                   --------
                                                     21,740
                                                   --------
Arkansas (0.6%):
   5,100    Ashdown, PCR, Nekoosa Papers, Inc.
              Project, 4.75%, 4/1/08, Callable
              3/1/08 @ 100.......................     4,712
                                                   --------
California (1.7%):
   2,000    ABAG Finance Authority for Nonprofit
              Corp., American Baptist Homes,
              5.75%, 10/1/17, Callable 10/1/07 @
              102................................     1,662
   1,945    ABAG Finance Authority for Nonprofit
              Corp., Multi-Family Housing
              Revenue, AMT, 6.75%, 4/20/07,
              GNMA...............................     2,045
   2,000    ABAG Finance Authority for Nonprofit
              Corp., Multi-Family Housing
              Revenue, AMT, 5.70%, 11/1/26,
              Callable 11/1/06 @ 100.............     2,026
   3,000    Sacramento Municipal Utility
              District, 5.40%, 11/15/06, Callable
              11/15/03 @ 102, FSA................     3,073
   5,000    Statewide Community Development
              Authority, Apartment Development
              Revenue, Series A-3, 5.10%,
              5/15/25, Callable 7/1/08 @ 101.....     4,747
                                                   --------
                                                     13,553
                                                   --------
Colorado (7.9%):
   1,230    Adams County, Single Family Mortgage
              Revenue, Series A, 8.88%, 8/1/03...     1,370

Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 3,290    Arapahoe County, Capital
              Improvements, Project E470, 0.00%,
              8/31/03, ETM.......................  $  2,815
   1,135    Arapahoe County, School District #1,
              Englewood, Capital Appreciation,
              GO, 0.00%, 11/1/09, FSA............       695
   1,325    Aurora Housing Authority,
              Multi-Family Housing Revenue, River
              Falls Project, Series A. 5.00%,
              7/1/09.............................     1,252
   1,270    Clear Creak School District, GO,
              6.25%, 12/1/12, Callable 12/1/10 @
              100,
              FSA................................     1,386
   1,060    Clear Creak School District, GO,
              6.25%, 12/1/14, Callable 12/1/10 @
              100,
              FSA................................     1,145
     300    Cordillera Metropolitan District,
              4.75%, 12/1/09, Callable 12/1/08 @
              100................................       276
   1,385    Cordillera Metropolitan District,
              4.95%, 12/1/12, Callable 12/1/08 @
              100................................     1,255
   1,000    Cordillera Metropolitan District,
              5.15%, 12/1/15, Callable 12/1/08 @
              100................................       914
   2,785    Denver City & County, Airport
              Revenue, Series C, AMT, 6.55%,
              11/15/03, Callable 11/15/02 @
              102................................     2,904
   1,640    Denver City & County, Airport
              Revenue, Series B, AMT, 5.75%,
              11/15/09, Callable 11/15/06 @ 102,
              MBIA...............................     1,708
   1,000    Denver City & County, Airport
              Revenue, Series A, AMT, 8.00%,
              11/15/25, Callable 11/15/01 @
              100................................     1,034
   9,750    Denver City & County, School District
              #1, GO, Series A, 0.00%, 12/1/06...     7,003
   1,000    Denver City & County, School District
              #1, GO, Series A, 6.50%, 12/1/10...     1,118
   2,200    E-470 Business Metropolitan District,
              GO, 5.13%, 12/1/17, Callable
              12/1/09 @ 100......................     1,960
     250    El Paso County, School District #020,
              GO, 5.00%, 12/15/01, AMBAC.........       252
   5,000    El Paso County, School District #11,
              Colorado Springs, GO, 7.13%,
              12/1/19, Callable 12/1/07 @ 125....     5,923
   1,135    Health Facilities Authority, Revenue,
              Series A, 6.40%, 1/1/10, Callable
              1/1/07 @ 101.......................     1,082
   2,865    Housing Finance Authority, Series A,
              6.40%, 8/1/06, Prerefunded 8/1/02 @
              102................................     2,959

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 4,000    Housing Finance Authority,
              Multi-Family Insured Mortgage,
              Revenue,
              Series C-3, 5.65%, 10/1/15,
              Callable 8/4/00 @ 100, FHA.........  $  3,947
     125    Housing Finance Authority, Single
              Family Housing Revenue, Sub-Series
              B, 5.63%, 5/1/04...................       126
     100    Housing Finance Authority, Single
              Family Housing Revenue, Series F,
              AMT, 6.75%, 12/1/04................       101
     130    Housing Finance Authority, Single
              Family Housing Revenue, Series D,
              5.65%, 12/1/04, Callable 5/1/03 @
              100................................       130
   2,800    Housing Finance Authority, Single
              Family Housing Revenue, Series B-3,
              6.80%, 11/1/28, Callable 5/1/07 @
              105................................     3,003
   4,625    Metropolitan Football Stadium,
              District Sales Tax Revenue, Series
              B, 0.00%, 1/1/03...................     4,081
   2,000    Metropolitan Football Stadium,
              District Sales Tax Revenue, Series
              B, 0.00%, 1/1/11...................     1,131
   1,845    Pueblo County School District #070,
              Pueblo Rural, GO, 6.00%, 12/1/14,
              Callable 12/1/09 @ 100, FGIC.......     1,940
   2,410    Pueblo County School District #070,
              Pueblo Rural, GO, 6.00%, 12/1/15,
              Callable 12/1/09 @ 100, FGIC.......     2,526
   3,355    Pueblo County School District #070,
              Pueblo Rural, GO, 6.00%, 12/1/16,
              Callable 12/1/09 @ 100, FGIC.......     3,498
     325    San Miguel County, Mountain Village
              Metropolitan District, GO, 8.10%,
              12/1/11, Callable 12/1/02 @ 101....       346
   3,410    Water Reservoir & Power Development
              Authority, Wastewater Revenue,
              Series A, 6.00%, 9/1/10, AMBAC.....     3,672
                                                   --------
                                                     61,552
                                                   --------
Connecticut (0.0%):
     110    State Housing Finance Authority,
              Mortgage Finance Program, Series B,
              7.10%, 11/15/04, Callable 11/15/00
              @ 101, FHA/VA......................       112
                                                   --------
District of Columbia (2.1%):
   2,000    District of Columbia, GO, Series B3,
              5.20%, 6/1/04, MBIA................     2,019
   1,000    District of Columbia, GO, Series B3,
              5.30%, 6/1/05, MBIA................     1,014

Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
District of Columbia, continued:
 $ 5,670    District of Columbia, GO, 4.95%,
              6/1/05, MBIA, ETM..................  $  5,664
   4,645    District of Columbia, GO, Series A-2,
              4.95%, 6/1/05, AMBAC, ETM..........     4,640
   2,880    Housing Finance Agency, Multi-Family
              Mortgage Revenue, Congress Park
              Plaza Project, Series A, 6.20%,
              11/20/03, GNMA.....................     2,936
                                                   --------
                                                     16,273
                                                   --------
Florida (5.5%):
   1,085    Clay County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, AMT, 6.20%, 9/1/11,
              Callable 3/1/05 @ 102, GNMA........     1,130
     845    Clay County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, AMT, 6.25%, 9/1/13,
              Callable 3/1/05 @ 102, GNMA........       876
   1,580    Clay County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, Multi-County Program, AMT,
              5.25%, 10/1/07, Callable 4/1/07
              @102, GNMA/FNMA....................     1,579
   1,000    Dade County, Aviation Revenue, Series
              A, 6.00%, 10/1/08, Callable 10/1/05
              @ 102, AMBAC.......................     1,064
   1,155    Department of Corrections, Okeechobee
              Correctional Facilities,
              Certificates of Participation,
              6.00%, 3/1/06, Callable 3/1/05 @
              102, AMBAC.........................     1,219
   1,935    Escambia County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, 5.75%, 4/1/04, Callable
              8/21/00 @ 101, GNMA................     1,950
  13,111    Housing Finance Agency, Multi-Family
              Housing, Series A, 6.00%,
              3/30/04............................    12,902
   1,185    Indian River County, Hospital
              Revenue, 5.95%, 10/1/09, Callable
              1/1/07 @ 102, FSA..................     1,250
   1,285    Indian River County, Hospital
              Revenue, 6.00%, 10/1/10, Callable
              1/1/07 @ 102, FSA..................     1,355
  12,690    Jacksonville Electric Authority,
              Revenue, St. Johns River Power,
              Series 4, 5.00%, 10/1/13, Callable
              10/1/00 @ 100......................    12,219
   5,000    State Board of Education Capital
              Outlay, GO, Series B, 5.00%,
              6/1/12, Callable 6/1/01 @ 100......     4,879

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $ 2,920    Tampa Water & Sewer Revenue, 0.00%,
              10/1/05, Callable 10/1/00 @ 62.35,
              ETM................................  $  2,091
                                                   --------
                                                     42,514
                                                   --------
Georgia (0.5%):
   1,000    Atlanta Airport Facilities, Revenue,
              Series A, 6.50%, 1/1/07, AMBAC.....     1,086
   1,500    Atlanta Airport Facilities, Revenue,
              Series A, 6.50%, 1/1/08, AMBAC.....     1,639
   1,215    Columbus Water & Sewer, Revenue,
              6.30%, 5/1/06, Callable 11/1/02 @
              102, FGIC..........................     1,276
                                                   --------
                                                      4,001
                                                   --------
Hawaii (0.9%):
   1,000    Honolulu City & County, GO, Series A,
              5.60%, 4/1/07, FSA.................     1,036
   3,335    State, GO, Series CM, 6.00%, 12/1/10,
              FGIC...............................     3,571
   2,065    State Department Budget & Finance
              Mortgage, Revenue, Kapiolani
              Healthcare Systems, 5.60%,
              7/1/02.............................     2,075
                                                   --------
                                                      6,682
                                                   --------
Idaho (1.1%):
   1,040    Boise Wastewater Facilities, Revenue,
              4.20%, 2/1/10, Callable 2/1/09 @
              101, AMBAC.........................       941
   1,600    Southern Idaho Regional Solid Waste
              District, Certificates of
              Participation, 5.45%, 11/1/13,
              Callable 11/1/03 @ 101, LOC: Dexia
              Credit Local.......................     1,623
   4,500    Student Loan Fund Marketing
              Association, Inc., Series C, AMT,
              5.60%, 4/1/07, Callable 10/1/03 @
              102, GSL...........................     4,470
   1,300    University of Idaho, University
              Revenue, Student
              Fee-Telecommunications, 5.75%,
              4/1/06, FSA........................     1,358
                                                   --------
                                                      8,392
                                                   --------
Illinois (4.7%):
   1,460    Broadview Tax Increment, Revenue,
              4.00%, 7/1/00......................     1,460
   1,655    Broadview Tax Increment, Revenue,
              4.50%, 7/1/03......................     1,615
   1,000    Chicago Metro Water Reclamation,
              District-Greater Chicago, Capital
              Improvements, GO, 7.25%, 12/1/12...     1,190

Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
 $ 5,000    Chicago O'Hare International Airport
              Revenue, Series A, 5.63%, 1/1/13,
              Callable 1/1/06 @ 102, AMBAC.......  $  5,067
   3,045    Chicago Park District, GO, 6.35%,
              11/15/08, Callable 11/15/05 @ 102,
              MBIA...............................     3,256
     570    Chicago, Single Family Mortgage
              Revenue, Series B, 0.00%, 10/1/09,
              MBIA...............................       303
   1,450    Chicago, Single Family Mortgage
              Revenue, 0.00%, 10/1/09, Callable
              10/1/05 @ 78.60, MBIA..............       784
     495    Evanston Residential Mortgage, Single
              Family Housing Revenue, 6.38%,
              1/1/09, Callable 7/1/02 @ 102,
              AMBAC..............................       504
   1,645    Health Facility Authority, Revenue,
              Healthcare Facilities-Northwestern
              Medical, 6.13%, 11/15/07,
              Prerefunded 11/15/04 @ 102, MBIA...     1,756
   2,250    Metropolitan Pier & Exposition
              Authority, Dedicated State Tax
              Revenue, 6.40%, 6/1/03.............     2,348
   2,500    Metropolitan Pier & Exposition
              Authority, Dedicated State Tax
              Revenue, 6.50%, 6/1/04.............     2,646
   2,000    Metropolitan Pier & Exposition
              Authority, Dedicated State Tax
              Revenue, 6.50%, 6/1/05.............     2,137
   3,500    Peru, IDR, Consolidated Freightways
              Corp. Project, Series B, 5.25%,
              1/1/04.............................     3,390
   2,785    Regional Transportation Authority,
              Revenue, Transit Improvement,
              Series A, 8.00%, 6/1/03, AMBAC.....     3,026
   1,000    Springfield Electric Revenue, 6.30%
              3/1/04.............................     1,050
   2,500    Student Assistance, Student Loan
              Revenue, Series M, AMT, 6.60%,
              3/1/07, Callable 3/1/02 @ 102......     2,591
   4,445    Winnebago County, School District
              #122, Harlem-Loves Park, GO, 0.00%,
              1/1/13, FSA........................     2,218
   1,350    Winnebago County, School District
              #122, Harlem-Loves Park, Refunding,
              GO, 6.35%, 6/1/07, FGIC............     1,460
                                                   --------
                                                     36,801
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Indiana (2.7%):
 $ 4,900    Fremont, IDR, Consolidated
              Freightways Corp. Project, 5.25%,
              5/1/04.............................  $  4,709
   3,260    Health Facilities Financing
              Authority, Hospital Revenue,
              Hancock Memorial Hospital Health
              Services, 6.00%, 8/15/10, Callable
              8/15/06 @ 102......................     3,093
     250    Health Facilities Financing
              Authority, Hospital Revenue,
              Clarian Health Partners, Inc.,
              Series A, 5.50%, 2/15/16, Callable
              2/15/07 @ 102......................       239
   3,400    Indianapolis Airport Authority,
              Special Facilities Revenue, Federal
              Express Corp. Project, AMT, 7.10%,
              1/15/17, Callable 7/15/04 @ 102....     3,526
   2,500    Indianapolis Economic Development,
              Revenue, Butler Association LTD.
              Project, 5.40%, 1/1/03, Callable
              1/1/01 @ 100.......................     2,502
   2,755    Indianapolis Economic Development,
              Revenue, Knob-in-the-Woods Project,
              6.38%, 12/1/04.....................     2,890
   1,000    State Vocational Technical College,
              Building Facilities Fee, Series D,
              6.50%, 7/1/07, Callable 1/1/05 @
              102, AMBAC.........................     1,080
   2,500    Transportation Finance Authority,
              Revenue, Series A, 5.75%, 6/1/12...     2,622
                                                   --------
                                                     20,661
                                                   --------
Iowa (0.1%):
     140    Finance Authority, Single Family
              Mortgage Revenue, Series F, 6.15%,
              7/1/04, Callable 1/1/03 @ 102,
              AMBAC..............................       141
     400    Finance Authority, Single Family
              Mortgage Revenue, Series F, 6.35%,
              7/1/09, Callable 1/1/03 @ 102,
              AMBAC..............................       405
                                                   --------
                                                        546
                                                   --------
Kansas (0.6%):
   2,005    Sedgwick & Shawnee Counties, Single
              Family Housing Revenue, Series A-2,
              6.70%, 6/1/29, GNMA................     2,191
     650    Sedgwick County, Single Family
              Mortgage Revenue, Series A-2,
              6.50%, 12/1/16, Callable 12/1/07 @
              105, GNMA..........................       667

Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kansas, continued:
 $ 1,750    Wichita Hospital, Revenue, St.
              Francis Regional Hospital, Series
              A-3, 6.25%, 10/1/10, Callable
              10/1/02 @ 102, MBIA................  $  1,827
                                                   --------
                                                      4,685
                                                   --------
Kentucky (1.4%):
   1,085    Greater Kentucky Housing Assistance
              Corp., Multi-Family Housing
              Revenue, Series A, 5.90%, 2/1/14,
              Callable 2/1/03 @ 100, FHA.........     1,088
   1,000    Kenton County, Public Properties
              Corp., Revenue, Series A, 5.63%,
              12/1/12, Callable 12/1/06 @ 101....     1,017
   1,010    Martin County, Multi-Family Housing
              Revenue, Mortgage Section 8, 6.25%,
              7/1/23, Callable 9/1/00 @ 106,
              FHA................................     1,018
      25    Owensboro Electric Light & Power,
              Revenue, Series B, 0.00%, 1/1/09,
              Callable 7/1/00 @ 42.24, BIG.......        11
   2,725    Pinellas County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, AMT, 6.30%, 3/1/29,
              Callable 9/1/07 @ 102, GNMA/FNMA...     2,805
   1,200    State Property & Buildings,
              Commission Revenue, Project #66,
              Series A, 5.38%, 5/1/11, Callable
              5/1/10 @ 100,
              MBIA...............................     1,222
   1,080    State Property & Buildings,
              Commission Revenue, Project #66,
              Series A, 5.40%, 5/1/12, Callable
              5/1/10 @ 100,
              MBIA...............................     1,095
   1,000    State Property & Buildings,
              Commission Revenue, Project #66,
              Series A, 5.50%, 5/1/14, Callable
              5/1/10 @ 100,
              MBIA...............................     1,009
   1,605    State Property & Buildings,
              Commission Revenue, Project #66,
              Series A, 5.70%, 5/1/18, Callable
              5/1/10 @ 100,
              MBIA...............................     1,617
                                                   --------
                                                     10,882
                                                   --------
Louisiana (1.0%):
     207    Housing Finance Agency, Single Family
              Mortgage Revenue, 7.80%, 12/1/09,
              Callable 6/1/04 @ 105, GNMA........       229

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $   600    Housing Finance Agency, Single Family
              Mortgage Revenue, Series D-2, AMT,
              8.00%, 6/1/27, Callable 12/1/06 @
              102, GNMA/FNMA.....................  $    630
   1,350    Jefferson Sales Tax District, Special
              Sales Tax Revenue, Series A, 6.75%,
              12/1/06, Callable 12/1/02 @ 100,
              FGIC...............................     1,408
   5,450    Lake Charles Harbor & Terminal
              District, Port Facilities Revenue,
              Trunkline Long Co. Project, 7.75%,
              8/15/22, Callable 8/15/02 @ 103....     5,836
                                                   --------
                                                      8,103
                                                   --------
Maine (0.2%):
   1,800    Regional Waste Systems, Solid Waste
              Recovery Revenue, Series P, 5.25%,
              7/1/04.............................     1,812
                                                   --------
Maryland (0.4%):
   2,950    State Community Development
              Administration Department, Housing
              and Community Development, Single
              Family Housing Revenue, Fifth
              Series, 5.95%, 4/1/16, Callable
              4/1/06 @ 102.......................     2,959
                                                   --------
Massachusetts (2.4%):
   3,880    New England Education Loan Marketing
              Corp., Series F, AMT, 5.63%,
              7/1/04, GSL........................     3,966
   5,250    New England Education Loan Marketing
              Corp., Student Loan Revenue, Series
              A, 6.50%, 9/1/02, GSL..............     5,438
   1,650    State, GO, Series C, 6.00%, 8/1/09,
              FGIC...............................     1,775
   3,375    State Housing Finance Agency,
              Residential Development, 6.88%,
              11/15/11, Callable 5/15/02 @ 102,
              FNMA...............................     3,541
   3,750    State Housing Finance Agency,
              Residential Development, 6.80%,
              11/15/12, Callable 5/15/02 @ 102,
              FNMA...............................     3,920
                                                   --------
                                                     18,640
                                                   --------
Michigan (4.2%):
   2,275    Detroit, GO, Series B, 5.88%, 4/1/12,
              Callable 4/1/10 @ 101, MBIA........     2,402

Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $ 4,525    Dickinson County Economic Development
              Corp., Solid Waste Disposal
              Revenue, Champion International
              Paper, 6.55%, 3/1/07, Callable
              7/29/00 @ 102......................  $  4,617
   4,000    Rochester Community School District,
              GO, Series I, 5.50%, 5/1/09........     4,137
   3,970    Royal Oak Hospital Finance Authority,
              Hospital Revenue, William Beaumont
              Hospital, 6.25%, 1/1/10............     4,229
   5,445    Royal Oak Hospital Finance Authority,
              Hospital Revenue, William Beaumont
              Hospital, 6.25%, 1/1/11............     5,802
   3,850    Royal Oak Hospital Finance Authority,
              Hospital Revenue, William Beaumont
              Hospital, 6.25%, 1/1/12............     4,102
   2,500    State Building Authority, Revenue,
              Facilities Program, Series 1,
              4.20%, 10/15/21, Callable 10/15/00
              @ 100..............................     2,364
   1,505    State Building Authority, Revenue,
              Facilities Program, Series 1,
              3.88%, 10/15/21, Callable 10/15/09
              @ 100..............................     1,490
   2,000    State Hospital Finance Authority,
              Revenue, Crittenton Hospital,
              Series A, 5.25%, 3/1/14, Callable
              3/1/04 @ 102.......................     1,815
   1,500    State Hospital Finance Authority,
              Revenue, Genesys Health System,
              Series A, 8.10%, 10/1/13,
              Prerefunded 10/1/05 @ 102..........     1,748
                                                   --------
                                                     32,706
                                                   --------
Minnesota (2.0%):
   1,900    Blaine, IDR, Consolidated Freightways
              Corp. Project, 5.15%, 1/1/04.......     1,845
   2,410    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series G,
              AMT, 6.25%, 7/1/26, Callable 1/1/06
              @ 102..............................     2,449
  10,725    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series L,
              AMT, 6.25%, 7/1/27, Callable 1/1/05
              @ 102..............................    10,868
                                                   --------
                                                     15,162
                                                   --------
Mississippi (0.5%):
   1,450    Home Corp., Single Family Revenue,
              Series D, 6.65%, 7/1/12, Callable
              7/1/07 @ 105, FNMA/GNMA............     1,484

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Mississippi, continued:
 $ 3,000    Perry County, PCR, Leaf River Forest
              Project, 5.20%, 10/1/12, Callable
              3/1/12 @ 100.......................  $  2,737
                                                   --------
                                                      4,221
                                                   --------
Missouri (1.2%):
   1,895    Carthage, Waterworks & Wastewater
              Treatment Systems, Series B, 6.30%,
              7/1/09, Callable 7/1/04 @ 101,
              MBIA...............................     2,017
   1,430    Kansas City Municipal Corp., Revenue,
              5.40%, 1/15/08, Callable 1/15/06 @
              101, AMBAC.........................     1,469
   1,055    Kansas City, IDA, Multi-Family
              Housing Revenue, Mews Apartments
              Project, Series A, AMT, 5.63%,
              7/1/05.............................     1,071
   1,500    St. Louis Convention & Sports
              Complex, Series B, 5.50%, 8/15/13,
              Callable 8/15/03 @ 102, MBIA.......     1,513
   2,955    St. Louis Land Clearance
              Redevelopment Authority,
              Multi-Family Housing Revenue,
              Westminster Place Apartments,
              Series A, 5.95%, 7/1/22, FNMA......     3,057
                                                   --------
                                                      9,127
                                                   --------
Montana (0.9%):
     990    State Board Housing, Single Family
              Housing Revenue, Series A-2, AMT,
              5.10%, 12/1/30, Callable
              6/1/09 @ 100.......................       974
   5,490    State Board Regents Revenue, Higher
              Education - University of Montana,
              Series F, 6.00%, 5/15/19, Callable
              5/15/10 @ 102, MBIA................     5,690
                                                   --------
                                                      6,664
                                                   --------
Nevada (1.4%):
   8,200    Clark County, PCR, Nevada Power Co.
              Project, 5.30%, 10/1/11, Callable
              1/1/03 @ 102, ACA..................     7,938
   3,010    Washoe County, School District, GO,
              6.13%, 8/1/07, Callable 8/1/02 @
              101, MBIA..........................     3,114
                                                   --------
                                                     11,052
                                                   --------
New Hampshire (0.2%):
   1,225    Higher Education & Health Facilities
              Authority, Revenue, St. Joseph
              Hospital, 6.25%, 1/1/06, Callable
              7/1/04 @ 102.......................     1,292
                                                   --------

Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
New Jersey (0.3%):
 $ 1,500    State Transportation Corp.,
              Certificates of Participation,
              Series A, 3.70%,
              9/15/03............................  $  1,436
   1,050    Woodbridge Township, GO, 6.65%,
              8/1/00.............................     1,052
                                                   --------
                                                      2,488
                                                   --------
New Mexico (1.1%):
   1,000    Albuquerque Airport Revenue, Series
              A, AMT, 6.50%, 7/1/11, Callable
              7/1/00 @ 105, AMBAC................     1,051
   5,455    Educational Assistance Foundation,
              Student Loan Revenue, Series A,
              AMT, 6.85%, 4/1/05, Callable 4/1/02
              @ 102, AMBAC.......................     5,696
   1,030    University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/07, MBIA......       720
   1,040    University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/08, MBIA......       688
   1,115    University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/09, MBIA......       696
                                                   --------
                                                      8,851
                                                   --------
New York (5.2%):
     250    Kiryas Joel Housing Authority, Multi-
              Family Housing Revenue, Kiryas
              Timurim Project, 6.50%, 7/1/32,
              Mandatory put 12/31/00 @ 100.......       250
   3,000    Long Island Power Authority,
              Electrical System Revenue, 5.13%,
              4/1/12, Callable 6/1/04 @ 105,
              MBIA...............................     2,958
   1,395    Nassau County, GO, Series O, 5.63%,
              8/1/03, FGIC.......................     1,430
   2,600    New York, GO, Series A, 7.00%,
              8/1/07, Callable 8/1/06 @ 101.50...     2,873
   5,000    New York City Housing Development
              Corp., Multi-Family Housing
              Revenue, Series A, 5.63%, 5/1/12,
              Callable 5/1/06 @ 102..............     4,985
   4,000    New York City, GO, Series D, 6.50%,
              11/1/09, MBIA......................     4,429
   6,500    New York City, GO, Unlimited Series
              I, 5.75%, 3/15/07, Callable 3/15/03
              @ 101.50, MBIA.....................     6,810
   1,980    Radisson Senior Citizens Housing
              Corp., Multi-Family Housing
              Revenue, The Meadows Project,
              Series A, 5.63%, 8/1/11............     1,944

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
New York, continued:
 $ 1,500    State Dormitory Authority, Revenue,
              Series A, 5.50%, 7/1/04............  $  1,528
   4,300    State Dormitory Authority, Revenue,
              Series A, 5.20%, 5/15/05, Callable
              5/15/03 @ 101.50...................     4,333
   2,160    State Dormitory Authority, Revenue,
              4.40%, 8/1/13, Callable 2/1/08 @
              101, AMBAC.........................     2,084
     915    State Dormitory Authority, Revenue,
              4.48%, 8/1/19, Callable 2/1/09 @
              101, MBIA..........................       888
   5,925    State Housing Finance Agency,
              Revenue, Nursing Home & Health Care
              Project, Series A, 4.25%,
              11/1/03............................     5,792
                                                   --------
                                                     40,304
                                                   --------
North Carolina (0.8%):
   1,100    Housing Finance Agency, Home
              Ownership Revenue, Series 1-B,
              5.13%, 7/1/13, Callable 7/1/08 @
              101................................     1,075
   2,250    Housing Finance Agency, Multi-Family
              Housing Revenue, Series F, 6.70%,
              1/1/27, Callable 7/1/01 @ 102,
              FHA................................     2,340
   2,500    Municipal Power Agency, Revenue, #1
              Catawba Electric, 7.25%, 1/1/07,
              MBIA...............................     2,802
                                                   --------
                                                      6,217
                                                   --------
North Dakota (0.5%):
   3,500    Mercer County, PCR, Dakota Utilities
              Co. Project, 6.65%, 6/1/22,
              Callable 6/1/02 @ 102, FGIC........     3,668
     115    State Housing Finance Agency, Single
              Family Housing Revenue, Housing
              Finance Program, Series D, 6.25%,
              7/1/09, Callable 7/1/04 @ 102......       115
                                                   --------
                                                      3,783
                                                   --------
Ohio (3.2%):
   5,270    Cleveland Stadium Project,
              Certificates of Participation,
              0.00%, 11/15/07,
              AMBAC..............................     3,604
   4,500    Montgomery County, Hospital Revenue,
              Kettering Medical Center, 5.63%,
              4/1/16, Callable 4/1/06 @ 102,
              MBIA...............................     4,526
   2,500    Northeast Regional Sewer District,
              Wastewater Revenue, 5.60%,
              11/15/13, Callable 11/15/05 @ 101,
              AMBAC..............................     2,547

Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,245    Ohio Capital Corp., Multi-Family
              Housing Revenue, Series P, 5.40%,
              1/1/09, Callable 7/1/03 @ 100,
              MBIA...............................  $  1,246
   1,200    Ohio Capital Corp., Multi-Family
              Housing Revenue, Series M, 5.90%,
              2/1/14, Callable 2/1/03 @ 100,
              FHA................................     1,205
   1,250    Olmsted Falls Local School District,
              GO, 0.00%, 12/15/10, AMBAC.........       716
   2,000    South-Western City School District,
              Franklin & Pickaway County, GO,
              0.00%, 12/1/02, AMBAC..............     1,779
   1,150    State Higher Educational Facility
              Community, Revenue, Series D,
              6.25%, 7/1/10......................     1,245
   2,470    Toledo Lucas County, Port Authority
              Development, Revenue, Series B,
              AMT, 5.63%, 11/15/04...............     2,448
   1,100    Toledo Lucas County, Port Authority
              Development, Revenue, Series A,
              5.40%, 5/15/19, Callable 5/15/09 @
              102................................       933
   1,000    Warrensville Heights City School
              Improvements, GO, 7.00%, 12/1/11,
              FGIC...............................     1,159
   1,000    Warrensville Heights City School
              Improvements, GO, 7.00%, 12/1/12,
              FGIC...............................     1,156
   1,075    Warrensville Heights City School
              Improvements, GO, 7.00%, 12/1/13,
              FGIC...............................     1,236
   1,150    Warrensville Heights City School
              Improvements, GO, 7.00%, 12/1/14,
              FGIC...............................     1,316
                                                   --------
                                                     25,116
                                                   --------
Oklahoma (0.5%):
     945    Housing Finance Agency, Single Family
              Housing Revenue, Homeownership Loan
              Program, Series B-1, 5.60%, 3/1/28,
              Callable 9/1/07 @ 102, GNMA/FNMA...       883
   2,500    State, IDR, Baptist Health Center,
              Series C, 6.25%, 8/15/12, Callable
              8/15/07 @ 100, ETM.................     2,640
                                                   --------
                                                      3,523
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Oregon (2.8%):
 $ 3,000    Clackamas County, Hospital Facility
              Authority Revenue, Legacy Health
              System, 5.38%, 2/15/12, Callable
              8/15/09 @ 101......................  $  2,977
   1,475    Lane County School District #040,
              Creswell, GO, 6.00%, 6/15/13,
              Callable 6/15/10 @ 100.............     1,573
   1,785    Lane County School District #040,
              Creswell, GO, 6.00%, 6/15/15,
              Callable 6/15/10 @ 100.............     1,887
   1,025    Lane County School District #040,
              Creswell, GO, 6.00%, 6/15/16,
              Callable 6/15/10 @ 100.............     1,079
   1,120    Lane County School District #040,
              Creswell, GO, 6.00%, 6/15/17,
              Callable 6/15/10 @ 100.............     1,173
   1,000    Lane County, School District #52,
              Bethel, GO, 6.00%, 6/1/06, FSA.....     1,061
   3,380    Marion County, Solid Waste & Electric
              Revenue, Ogden Martin Systems,
              5.50%, 10/1/05, AMBAC..............     3,497
   1,000    Polk, Marion, & Benton Counties
              School District, #13J, GO, 5.75%,
              6/15/12, Callable 6/15/10 @ 100,
              FSA................................     1,040
   1,905    Polk, Marion, & Benton Counties
              School District, #13J, GO, 5.75%,
              6/15/15, Callable 6/15/10 @ 100,
              FSA................................     1,952
   1,965    Wasco County School District #012,
              GO, 6.00%, 6/15/14, Callable
              6/15/10 @ 100, FSA.................     2,082
   1,050    Washington County Sewer Agency,
              Revenue, Series 1, 5.75%, 10/1/11,
              FGIC...............................     1,108
   2,075    Washington County, School District
              #88, GO, 6.10%, 6/1/05, Callable
              12/15/04 @ 100, FSA................     2,196
                                                   --------
                                                     21,625
                                                   --------
Pennsylvania (2.0%):
   3,200    Dauphin County, IDA, Metropolitan
              Edison Co., Series M, 6.00%,
              1/1/08, Callable 1/1/01 @ 100,
              MBIA...............................     3,204
   1,550    Housing Finance Agency, Single Family
              Mortgage Revenue, Series 67A, AMT,
              5.50%, 10/1/11, Callable
              9/1/09 @ 100.......................     1,547
   1,250    Indiana County, IDA, PCR, New York
              State Electric & Gas Corp., Series
              A, 6.00%, 6/1/06, MBIA.............     1,324

Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
 $ 1,500    Northeastern Hospital & Education
              Authority, Health Care Revenue,
              Wyoming Valley Health Care, Series
              A, 6.40%, 1/1/06, Callable
              1/1/05 @ 102, AMBAC................  $  1,599
   2,350    Philadelphia Airport Revenue, Series
              A, AMT, 5.50%, 6/15/05, AMBAC......     2,403
   1,500    Philadelphia Water & Waste, Revenue,
              5.65%, 6/15/12, Callable 6/15/03 @
              102................................     1,510
   4,000    State Financial Authority, Revenue,
              Capital Improvements Program,
              6.60%, 11/1/09, Callable 11/1/03 @
              102, LOC: Societe Generale.........     4,233
                                                   --------
                                                     15,820
                                                   --------
Puerto Rico (1.8%):
   4,800    Commonwealth Public Improvement, GO,
              7.00%, 7/1/10, AMBAC...............     5,612
   8,000    Electric Power Authority Revenue,
              Series CC, 5.00%, 7/1/10, Callable
              7/1/07 @ 101.50, FSA...............     8,067
                                                   --------
                                                     13,679
                                                   --------
Rhode Island (0.4%):
   1,000    Housing & Mortgage Financial Corp.,
              Series 15-B, 6.20%, 10/1/06,
              Callable 4/1/04 @ 102, MBIA........     1,022
   2,060    Johnston, Deficit Funding, GO, Series
              A, 4.10%, 6/15/01..................     2,045
                                                   --------
                                                      3,067
                                                   --------
South Carolina (2.4%):
   2,000    Charleston County, Care Alliance
              Health Services, Revenue, Series A,
              5.13%, 8/15/15, FSA................     1,921
   2,810    Charleston County, Public
              Improvements, GO, 6.13%, 9/1/12,
              Callable 9/1/09 @ 101..............     3,038
   1,760    Greenville District Public Facilities
              Corp., Certificates of
              Participation, Bi-Lo Center
              Project, Series B, 5.60%, 3/1/10,
              Prerefunded 3/1/06 @ 102, AMBAC....     1,847
   2,840    Greenville Hospital Systems, Hospital
              Facilities Revenue, Series A,
              5.00%, 5/1/04......................     2,834
   3,080    Greenville Hospital Systems, Hospital
              Facilities Revenue, Series A,
              5.10%, 5/1/05......................     3,077

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
South Carolina, continued:
 $ 1,215    Jobs Economic Development Authority,
              Hospital Facilities Revenue,
              Georgetown Memorial Hospital,
              5.50%, 11/1/12, Callable 11/1/09 @
              101, AMBAC.........................  $  1,221
   1,850    Lancaster County School District, GO,
              6.75%, 3/1/09, FSA.................     2,071
     105    Piedmont Municipal Power Agency,
              Electric Revenue, Series A, 6.55%,
              1/1/16, Callable 1/1/01 @ 100......       103
   1,545    Spartanburg Sanitation Sewer
              District, Sewer Systems Revenue,
              Series B, 0.00%, 3/1/14, Callable
              3/1/09 @ 79.30, MBIA...............       700
   2,000    State Public Services Authority,
              Revenue, Series A, 5.75%, 1/1/15,
              Callable 1/1/10 @ 101, MBIA........     2,052
                                                   --------
                                                     18,864
                                                   --------
Tennessee (1.1%):
   1,240    Dyer County Industrial Development
              Board, IDR, Tennessee Association
              Project, 6.00%, 2/1/07, Callable
              2/1/04 @ 102.......................     1,219
   2,000    Housing Development Agency, Mortgage
              Finance Revenue, Series B, 6.20%,
              7/1/18, Callable 7/1/05 @ 102,
              MBIA...............................     2,036
   2,985    Housing Development Agency, Revenue,
              Homeownership Program, Issue 3A,
              AMT, 0.00%, 7/1/06.................     2,130
   2,000    Memphis-Shelby County Airport,
              Revenue, Federal Express Corp.,
              6.75%, 9/1/12, Callable 9/1/02 @
              102................................     2,072
   1,000    Trenton, Industrial Development
              Board, IDR, Kraft, Inc. Project,
              Series A, 5.40%, 10/1/02, Callable
              8/21/00 @ 100......................     1,002
                                                   --------
                                                      8,459
                                                   --------
Texas (4.7%):
   2,460    Austin Housing Finance Corp., Single
              Family Mortgage Revenue, 0.00%,
              12/1/11, Callable 12/1/05 @ 71.20,
              MBIA...............................     1,286
   1,000    Austin Utility Systems, Revenue,
              Series A, 0.00%, 5/15/08, MBIA.....       663
   1,815    Carroll Independent School District,
              GO, Series A, 0.00%, 2/15/13,
              Callable 2/15/08 @ 78.12, PSFG.....       875

Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 1,435    Carroll Independent School District,
              GO, Series A, 0.00%, 2/15/14,
              PSFG...............................  $    646
   1,155    Cedar Hill Independent School
              District, GO, 0.00%, 8/15/12,
              Callable 8/15/09 @ 83.50...........       574
     680    Central Texas Housing Finance Corp.,
              Single Family Mortgage Revenue,
              AMT, 8.20%, 4/1/22, GNMA...........       709
   5,000    Coastal Bend Health Facilities
              Development, Incarnate Word Health
              Services, 5.93%, 11/15/13, Callable
              11/15/02 @ 102, AMBAC..............     5,093
   1,105    Denison Housing Authority,
              Multi-Family Housing Revenue,
              Manning Park Plaza, 5.00%, 10/1/09,
              Callable
              4/1/08 @ 101.......................     1,059
   3,375    El Paso Independent School District,
              Capital Appreciation, 0.00%,
              8/15/09, Callable 8/15/08 @ 95.07,
              PSFG...............................     2,044
   1,000    Fort Bend Independent School
              District, Capital Appreciation, GO,
              0.00%, 2/15/06.....................       750
   3,600    Grand Prairie Health Facilities,
              Refunding, Dallas/Fort Worth
              Medical Center Project, 6.50%,
              11/1/04, AMBAC.....................     3,707
   4,115    Harris County, Houston Sports
              Authority, Revenue, Series B,
              0.00%, 11/15/12, Callable 11/15/08
              @ 81.21, MBIA......................     2,035
   3,700    Harris County, Toll Road, Sub-Lien A,
              GO, 0.00%, 8/15/05, MBIA...........     2,854
   1,455    Health Facilities Development Corp.,
              Hospital Revenue, All Saints
              Episcopal Hospital, Series A,
              6.25%, 8/15/12, Callable 8/15/03 @
              102, MBIA..........................     1,523
   1,685    Hereford Independent School District
              Public Facilities Corp., School
              Facility Lease Revenue, 5.00%,
              8/15/08............................     1,624
   6,720    Leander Independent School District,
              GO, 0.00%, 8/15/13, Callable
              8/15/09 @ 79.25....................     3,144
   2,000    Leander Independent School District,
              GO, 0.00%, 8/15/14, Callable
              8/15/06 @ 65.29....................       882
     700    Southlake, GO, 0.00%, 2/15/11,
              Callable 2/15/09 @ 88.85, AMBAC....       383
   1,000    Southlake, GO, 0.00%, 2/15/13,
              Callable 2/15/09 @ 78.18, AMBAC....       475

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $   770    State Department Housing & Community
              Affairs, Single Family Housing
              Revenue, Series E, 4.90%, 9/1/02,
              MBIA...............................  $    769
     635    State Higher Education Coordinating
              Board, College Student Loan
              Revenue, AMT, 7.45%, 10/1/06,
              Callable 10/1/01 @ 102.............       651
   1,020    Tech University Revenue, 5.95%,
              2/15/13, Prerefunded 2/15/05 @ 100,
              AMBAC..............................     1,068
   3,380    Wood Glen Housing Finance Corp.,
              7.13%, 9/1/21, Callable 9/1/00 @
              100, FHA...........................     3,487
                                                   --------
                                                     36,301
                                                   --------
Utah (0.6%):
   3,000    Associated Municipal Power Systems,
              Revenue, Hunter Project, 0.00%,
              7/1/03, AMBAC......................     2,584
     635    State Housing Finance Agency, Single
              Family Mortgage Revenue, Issue D-2,
              AMT, 6.35%, 7/1/12, Callable 1/1/05
              @ 102, AMBAC/FHA/VA................       641
   1,875    State Housing Finance Agency, Single
              Family Mortgage Revenue, Issue E-1,
              AMT, 5.38%, 7/1/18, Callable 7/1/08
              @ 101.50, FHA/VA...................     1,771
                                                   --------
                                                      4,996
                                                   --------
Vermont (0.0%):
      40    University & State Agricultural
              College, Series 73A, 5.80%, 7/1/13,
              Callable 7/1/00 @ 100..............        40
                                                   --------
Virginia (0.5%):
   1,000    Arlington County, IDA, Multi-Family
              Housing Revenue, Woodbury Park
              Apartments, Series A, 5.35%,
              7/1/18, Callable 7/1/08 @ 102......       924
   2,715    Blue Ridge Regional Jail Authority,
              Jail Facilities Revenue, 4.38%,
              12/1/01, Callable 9/1/00 @ 100.....     2,706
                                                   --------
                                                      3,630
                                                   --------
Washington (6.2%):
   1,830    Chelan County, Public Utilities
              District #001, Revenue, Series 88A,
              5.90%, 7/1/13, Callable 7/1/03 @
              102................................     1,852
   1,003    Kitsap County, Consolidated Housing
              Authority Revenue, Low Income
              Housing, 7.00%, 8/20/08, GNMA......     1,066

Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Washington, continued:
 $ 2,000    Seattle Light & Power Revenue, 5.30%,
              5/1/07, Callable 11/1/03 @ 102.....  $  2,032
   1,000    Seattle Light & Power Revenue, Series
              A, 6.00%, 8/1/13, Callable 8/1/02 @
              102................................     1,029
   3,000    Snohomish County, Public Utility
              District #001, Electric Revenue,
              6.00%, 1/1/13, Callable 1/1/03 @
              102, FGIC..........................     3,074
   5,140    Snohomish County, School District
              #006, Mukilteo, Refunding, GO,
              5.70%, 12/1/12, FGIC...............     5,380
   1,980    Snohomish County, School District
              #15, Edmonds, GO, 6.00%, 12/1/05,
              Callable 12/1/01 @ 100.............     2,016
   3,525    Spokane & Whittman Counties, Cheney
              School District #360-316, GO,
              5.60%, 12/1/14, Callable 12/1/10 @
              100................................     3,582
   3,000    State Public Power Supply System,
              Nuclear Project #1, Revenue, Series
              A, 6.00%, 7/1/06, MBIA.............     3,163
   9,265    State Public Power Supply System,
              Nuclear Project #1, Revenue, Series
              A, 6.00%, 7/1/08, AMBAC............     9,817
   1,300    State Public Power Supply System,
              Nuclear Project #1, Revenue, Series
              B, 5.60%, 7/1/07...................     1,339
   2,450    State Public Power Supply System,
              Nuclear Project #2, Revenue, Series
              B, 5.50%, 7/1/03...................     2,494
   3,050    State Public Power Supply System,
              Nuclear Project #2, Revenue, Series
              A, 5.00%, 7/1/03...................     3,063
   2,000    State Public Power Supply System,
              Nuclear Project #2, Revenue, Series
              A, 6.10%, 7/1/06...................     2,113
   2,000    State Public Power Supply System,
              Nuclear Project #2, Revenue, Series
              A, 6.00%, 7/1/08, FSA..............     2,119
   1,000    State Public Power Supply System,
              Nuclear Project #3, Revenue, Series
              C, 4.90%, 7/1/04...................     1,000
   3,000    State Public Power Supply System,
              Nuclear Project #3, Revenue, Series
              B, 5.65%, 7/1/08, MBIA.............     3,110
                                                   --------
                                                     48,249
                                                   --------
West Virginia (0.3%):
   2,495    Harrison County, Community Special
              Obligation, Series A, 6.25%,
              5/15/10, ETM.......................     2,718
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Wisconsin (1.2%):
 $ 2,000    Appleton Waterworks Revenue, 3.95%,
              5/1/13, Callable 7/1/00 @ 100......  $  1,946
   1,070    Hortonville School District, GO,
              5.25%, 4/1/18, Callable 4/1/08 @
              100, AMBAC.........................     1,021
   2,500    Southeast Professional Baseball Park,
              Certificates of Participation,
              0.00%, 12/15/07, MBIA..............     1,704
   4,625    State, GO, Series B, 7.00%, 5/1/03...     4,895
                                                   --------
                                                      9,566
                                                   --------
Wyoming (0.1%):
     875    Community Development Authority,
              Single Family Mortgage Revenue,
              Series A, 7.25%, 6/1/07, Callable
              6/1/01 @ 102, FHA..................       886
                                                   --------
  Total Municipal Bonds                             656,466
                                                   --------
DAILY DEMAND NOTES (0.7%):
Indiana (0.7%):
   5,110    Purdue University, Student Fee
              Revenue, Series H, 4.80%, 7/1/17,
              Callable 10/2/00 @ 100*............     5,110
                                                   --------
Oklahoma (0.0%):
     110    Canadian County, Home Finance
              Authority, Single Family Mortgage
              Revenue, Series A-2, 5.20%,
              8/1/28*............................       110
                                                   --------
  Total Daily Demand Notes                            5,220
                                                   --------
WEEKLY DEMAND NOTES (11.9%):
Alabama (0.7%):
   5,100    Special Care Facilities Funding
              Authority, Mobile Revenue,
              Ascension Health Credit, Series B,
              5.10%, 11/15/39*...................     5,100
                                                   --------
Colorado (0.9%):
   7,050    Adams County, Multi-Family Housing
              Revenue, Hunters Cove 85, Series A,
              5.00%, 1/15/14, LOC: General
              Electric Capital Corp.*............     7,050
                                                   --------
Florida (1.0%):
   7,900    Housing Finance Agency, 4.80%,
              12/1/05, FHLMC* (b)................     7,900
                                                   --------
Georgia (0.4%):
   2,500    State, GO, 7.96%, 2/9/10, Callable
              11/1/09 @ 102* (b).................     2,805
                                                   --------

Continued

One Group Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Illinois (1.6%):
 $ 7,235    Health Facilities Authority Revenue,
              Palos Community Hospital, Series B,
              4.80%, 12/1/15*....................  $  7,235
   6,000    Naperville, Heritage YMCA Group,
              Inc., Revenue, 4.90%, 12/1/29, LOC:
              Harris Trust & Savings Bank*.......     6,000
                                                   --------
                                                     13,235
                                                   --------
Maine (0.3%):
   2,500    Regional Waste Systems, Inc., Maine
              Solid Waste, Reserve Recovery
              Revenue, Series K, 5.00%, 7/1/12,
              LOC: Bayerische Landesbank*........     2,500
                                                   --------
Maryland (0.4%):
   2,850    Montgomery County Housing
              Opportunities Community, Multi-
              Family Housing Revenue, 4.90% ,
              11/1/07, FHLMC*....................     2,850
                                                   --------
Montana (1.0%):
   7,595    State Health Facilities, Health Care
              Pooled Loan Program, Series A,
              4.80%, 12/1/15*....................     7,595
                                                   --------
New Jersey (0.8%):
   5,770    State Transportation Trust Fund,
              Series K-21, 6.92%, 6/15/10* (b)...     6,382
                                                   --------
Ohio (3.1%):
  24,500    Cuyahoga County Hospital Revenue,
              Cleveland Clinic, Series A, 4.80%,
              1/1/24, LOC: Chase Manhattan*......    24,500
                                                   --------
Texas (0.2%):
   1,200    State Department Housing & Community
              Affairs, Multi-Family Housing
              Revenue, Timber Point Apartments,
              Series A-1, AMT, 5.00%, 9/1/32,
              FHLMC*.............................     1,200
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Washington (1.5%):
 $ 3,405    Grant City, Port District #1,
              Industrial Development Corp.
              Revenue, Dodson Road Orchards
              L.L.C., AMT, 4.90%, 12/1/13*.......  $  3,405
   4,100    Port Longview Industial Development,
              Longview Fibre Co. Project, 4.90%,
              12/1/14, LOC: Bank of Nova
              Scotia*............................     4,100
   1,670    Seattle Housing Authority Revenue,
              Pioneer Human Services Project,
              4.70%, 12/1/15, LOC: U.S. Bank
              N.A.*..............................     1,670
   2,300    Yakima County, Public Corp. Plastics,
              Inc., 5.10%, 12/01/26, Callable
              8/1/00 @ 100*......................     2,300
                                                   --------
                                                     11,475
                                                   --------
  Total Weekly Demand Notes                          92,592
                                                   --------
MONTHLY DEMAND NOTES (1.1%):
Arizona (0.1%):
     975    Pima County, IDA, Single Family
              Mortgage Revenue, 6.00%, 6/1/28*...       975
                                                   --------
District of Columbia (0.7%):
   4,780    Housing Finance Agency, Single Family
              Mortgage Revenue, 6.00%,
              12/1/33*...........................     4,780
                                                   --------
Idaho (0.3%):
   2,500    Education Funding Association, Inc.,
              Student Loan Revenue, Series B,
              Class IV, AMT, 4.60%, 1/1/35,
              GSL*...............................     2,500
                                                   --------
  Total Monthly Demand Notes                          8,255
                                                   --------
INVESTMENT COMPANIES (0.6%):
     360    Nuveen Premium Income Municipal
              Fund...............................     4,275
                                                   --------
  Total Investment Companies                          4,275
                                                   --------
Total (Cost $763,683) (a)                          $766,808
                                                   ========

------------

Percentages indicated are based on net assets of $777,074.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 8,929
                   Unrealized depreciation......................   (5,804)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $ 3,125
                                                                  =======

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $17,087 or 2.20% of net assets.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.
See notes to financial statements.

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS (97.7%):
Alabama (2.0%)
 $ 5,000    Courtland Industrial Development
              Board, Solid Waste Disposal
              Revenue, Series A, AMT, 6.50%,
              9/1/25, Callable 9/1/05 @ 102......  $  4,890
   8,000    State Public School & College
              Authority, Series C, 5.75%,
              7/1/17.............................     8,127
                                                   --------
                                                     13,017
                                                   --------
Alaska (1.4%):
   3,485    Energy Authority Power, Revenue,
              Bradley Lake-Fourth Series, 6.00%,
              7/1/17, FSA........................     3,686
   3,915    Energy Authority Power, Revenue,
              Bradley Lake-Fourth Series, 6.00%,
              7/1/19, FSA........................     4,113
   1,000    Student Loan Revenue, State Assisted,
              Series A, AMT, 6.13%, 7/1/05,
              Callable 7/1/02 @ 100, AMBAC.......     1,019
                                                   --------
                                                      8,818
                                                   --------
Arizona (0.7%):
   2,500    Maricopa County School District #028,
              GO, Series B, 6.00%, 7/1/14,
              Callable 7/1/04 @ 100, FGIC........     2,585
   1,090    Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical Center,
              Series A, 5.25%, 12/1/10, ACA......     1,069
   1,170    Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical Center,
              Series A, 5.30%, 12/1/11, ACA......     1,144
                                                   --------
                                                      4,798
                                                   --------
California (5.1%):
   2,000    Anaheim Public Finance Authority,
              Revenue, Public Improvements
              Project, Series C, 6.00%, 9/1/16,
              FSA................................     2,181
   4,900    Orange County Recovery, Certificates
              of Participation, Series A, 5.70%,
              7/1/10, Callable 7/1/06 @ 102,
              MBIA...............................     5,209
   5,315    Orange County Recovery, Certificates
              of Participation, Series A, 5.80%,
              7/1/16, Callable 7/1/06 @ 102,
              AMBAC..............................     5,485
   1,000    Sacramento Cogeneration Authority,
              Revenue, 6.00%, 7/1/03.............     1,025
   1,500    Sacramento Cogeneration Authority,
              Revenue, 7.00%, 7/1/05.............     1,612
   2,500    Sacramento Cogeneration Authority,
              Revenue, 6.20%, 7/1/06, Callable
              7/1/05 @ 102.......................     2,614

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
California, continued:
 $ 1,500    Sacramento Municipal Utilities,
              Revenue, 5.75%, 1/1/10, Callable
              1/1/04 @ 102, MBIA.................  $  1,571
   6,650    San Bernardino City University School
              District, GO, Series A, 5.75%,
              8/1/19, FGIC.......................     6,769
   6,500    State Public Works Board, Revenue,
              Department of Corrections, Series
              A, 5.25%, 1/1/21, Callable 1/1/06 @
              100, AMBAC.........................     6,206
                                                   --------
                                                     32,672
                                                   --------
Colorado (4.1%):
   2,280    Denver, City & County Airport
              Revenue, Series A, AMT, 8.50%,
              11/15/23, Callable 11/15/00 @
              102................................     2,352
   2,095    Denver, City & County Airport
              Revenue, Series A, AMT, 8.00%,
              11/15/25, Callable 11/15/00 @
              102................................     2,157
   3,000    Denver, City & County Airport
              Revenue, Series B, AMT, 7.25%,
              11/15/05, Callable 11/15/02 @
              102................................     3,173
   2,000    Denver, City & County Airport
              Revenue, Series C, AMT, 6.50%,
              11/15/06, Callable 11/15/02 @
              102................................     2,081
   6,925    Denver, City & County Airport
              Revenue, Series D, AMT, 7.75%,
              11/15/13, Callable 11/15/07 @
              100................................     8,137
  12,480    E-470 Public Highway Authority,
              Revenue, Capital Appreciation,
              Series B, 0.00%, 9/1/24, MBIA......     2,914
   2,245    Health Facilities Authority, Revenue,
              5.38%, 1/1/16, Callable 1/1/08 @
              101................................     1,849
   3,605    Mountain Village Metropolitan
              District, San Miguel County, Refund
              & Improvement, GO, 5.25%, 12/1/13,
              Callable 12/1/08 @ 100, MBIA.......     3,582
                                                   --------
                                                     26,245
                                                   --------
Connecticut (1.3%):
   3,400    Housing Finance Authority, Revenue,
              Mortgage Subseries D-1, 5.90%,
              5/15/16, Callable 5/15/06 @ 102....     3,431
   5,000    State, GO, Series A, 5.63%, 5/15/13,
              Callable 5/15/06 @ 101.............     5,124
                                                   --------
                                                      8,555
                                                   --------

Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Florida (4.0%):
 $ 4,000    Gainesville Utilities System,
              Revenue, Series A, 5.00%, 10/1/16,
              Callable 10/1/06 @ 102.............  $  3,768
   4,000    Santa Rosa Bay Bridge Authority,
              Revenue, 0.00%, 7/1/19, ACA........     1,280
   2,255    Santa Rosa Bay Bridge Authority,
              Revenue, 0.00%, 7/1/20, ACA........       675
   4,265    Santa Rosa Bay Bridge Authority,
              Revenue, 0.00%, 7/1/22, ACA........     1,124
  12,100    State Board of Education, Capital
              Outlay, GO, 6.40%, 6/1/19, Callable
              6/1/02 @ 101.......................    12,537
   7,000    Tampa, Water & Sewer, Revenue, 5.50%,
              10/1/29............................     6,786
                                                   --------
                                                     26,170
                                                   --------
Georgia (6.4%):
   5,000    Atlanta, Airport Revenue, Series A,
              5.50%, 1/1/26, Callable 1/1/12 @
              100, FGIC..........................     4,818
   4,000    Forsyth County School District, GO,
              5.75%, 2/1/17, State Aid
              Withholding........................     4,073
   3,700    Forsyth County School District, GO,
              5.75%, 2/1/19, State Aid
              Withholding........................     3,729
   5,000    Fulton County School District, GO,
              6.38%, 5/1/10......................     5,471
     650    State Housing & Finance Authority,
              Revenue, Series B, 6.10%, 12/1/12,
              Callable 6/1/05 @ 102, FHA.........       657
   9,500    State, GO, 7.10%, 9/1/09.............    11,000
  10,000    State, GO, 6.75%, 9/1/11.............    11,442
                                                   --------
                                                     41,190
                                                   --------
Hawaii (1.2%):
   6,320    Honolulu City & County, GO, Series B,
              8.00%, 10/1/10.....................     7,737
                                                   --------
Idaho (0.4%):
   2,320    University Revenues, Student Fee,
              Recreation Center Project, 6.00%,
              4/1/14, FSA........................     2,440
                                                   --------
Illinois (8.6%):
  10,000    Chicago Board of Education, Capital
              Appreciation School Reform B-1,
              0.00%, 12/1/22, FGIC...............     2,594
   5,000    Chicago O'Hare International Airport,
              Revenue, Series A, 5.63%, 1/1/13,
              Callable 1/1/06 @ 102, AMBAC.......     5,067
   5,000    Chicago O'Hare International Airport,
              Revenue, Series A, 5.63%, 1/1/14,
              Callable 1/1/06 @ 102, AMBAC.......     5,046

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
 $ 1,750    Chicago Public Building Commission,
              Revenue, Series A, 7.00%, 1/1/20,
              Callable 12/1/05 @ 102, MBIA.......  $  2,020
   5,000    Cook County Community College,
              Certificates of Participation,
              Series C, 7.70%, 12/1/04, MBIA.....     5,571
   1,750    Du Page County, Forest Preservation
              District, Refunding, 6.00%,
              11/1/03............................     1,818
   1,000    Health Facilities Authority, Revenue,
              Northwestern Memorial Hospital,
              Series A, 5.60%, 8/15/06, Callable
              8/15/04 @ 102......................     1,027
   1,000    Health Facilities Authority, Revenue,
              Refunding, 6.00%, 8/15/05, FGIC....     1,045
   2,500    Housing Development Authority,
              Revenue, Series 3, 6.10%, 9/1/13,
              Callable 9/1/03 @ 102..............     2,523
   1,635    Housing Development Authority,
              Revenue, Series A, 5.95%, 7/1/21,
              Callable 7/1/05 @ 102, AMBAC.......     1,623
   7,000    Metropolitan Pier & Exposition
              Authority, Dedicated State Tax
              Revenue, 5.50%, 12/15/24...........     6,714
   4,000    Northlake, GO, 5.60%, 12/1/14,
              Callable 12/1/05 @ 102, MBIA.......     4,047
   6,000    Regional Transportation Authority,
              6.50%, 7/1/30, MBIA................     6,672
   3,225    Sales Tax Revenue, Series P, 6.50%,
              6/15/22............................     3,558
   1,000    St. Clair County, GO, 8.00%, 12/1/02,
              MBIA...............................     1,075
   1,095    St. Clair County, GO, 8.00%, 12/1/03,
              MBIA...............................     1,205
   3,600    Winnebago & Boone Counties, GO,
              7.35%, 2/1/04, FSA.................     3,901
                                                   --------
                                                     55,506
                                                   --------
Indiana (10.7%):
     400    Ball State University, Revenue,
              Series G, 6.13%, 7/1/09, Callable
              7/1/02 @ 102, FGIC.................       419
     150    Ball State University, Revenue,
              Series H, 6.15%, 7/1/05, FGIC......       158
   1,550    Beech Grove School Building Corp.,
              Revenue, 6.25%, 7/5/16, Callable
              1/5/11 @ 100, MBIA.................     1,682
   1,000    Brownsburg School Building Corp.,
              Revenue, 6.10%, 2/1/13, Callable
              2/1/05 @ 102, FGIC.................     1,068

Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 $ 1,015    Cloverdale School Building Corp.,
              6.38%, 7/15/13, Callable 1/15/02 @
              101................................  $  1,052
     100    Eagle Union Elementary School
              Building Corp., 9.25%, 1/1/03,
              Callable 7/1/00 @ 101..............       110
   2,000    East Allen Elementary School District
              Corp., Revenue, 5.88%, 7/1/12,
              Callable 7/1/06 @ 102, FSA.........     2,083
   1,000    Evansville Vanderburgh Corp.,
              Revenue, 5.80%, 8/15/16, Callable
              8/1/06 @ 102, MBIA.................     1,017
     450    Fort Wayne South Side, Revenue,
              6.13%, 1/15/12, Callable 1/15/04 @
              102, MBIA..........................       477
     500    Franklin Community School Building
              Corp., Revenue, 5.85%, 7/15/11,
              Callable 7/15/06 @ 102, FSA........       521
   2,000    Franklin Community School Building
              Corp., Revenue, 6.00%, 1/15/13,
              Callable 7/15/06 @ 102, FSA........     2,087
     500    Greencastle NE Elementary School
              Building Corp., 6.63%, 1/15/14,
              Callable 1/15/03 @ 101.............       520
   1,000    Hamilton County Public Building
              Corp., Series A, 6.25%, 1/20/12,
              Callable 7/20/02 @ 102.............     1,045
     300    Hamilton Southeastern Construction
              School Building, Revenue, 6.00%,
              1/15/14, Callable 7/15/05 @ 102,
              AMBAC..............................       320
     500    Hammond Multi-School Building Corp.,
              Revenue, Series A, 6.15%, 7/10/10,
              Callable 1/10/03 @ 102.............       514
   1,000    Health Facility Finance Authority,
              Revenue, Series A, 6.00%, 9/1/05...     1,049
   1,000    Health Facility Finance Authority,
              Revenue, Series A, 5.50%, 2/15/16,
              Callable 2/15/07 @ 102.............       954
     200    Indiana State University, Revenue,
              Series G, 6.60%, 7/1/04, Callable
              7/1/00 @ 102.......................       213
   1,000    Indiana State Vocational Technology
              College, Revenue, Series D, 5.90%,
              7/1/06, Callable 1/1/05 @ 102,
              AMBAC..............................     1,050
     350    Indiana State Vocational Technology
              College, Series D, 6.40%, 7/1/10,
              Callable 1/1/05 @ 102, AMBAC.......       374

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 $ 5,000    Indiana University, Revenue, Series
              K, 5.88%, 8/1/20, Callable 11/1/02
              @ 102, MBIA........................  $  5,017
     180    Indianapolis Gas Utilities, Revenue,
              7.00%, 6/1/08, Callable 6/1/01 @
              100................................       193
     200    Lafayette Redevelopment Authority,
              Economic Development, 6.70%,
              2/1/10, Prerefunded 8/1/04 @ 102,
              MBIA...............................       217
     255    Lafayette Redevelopment Authority,
              Economic Development, 6.80%,
              8/1/10, Prerefunded 8/1/04 @ 102,
              MBIA...............................       278
     525    Merrillville Multi-School Building
              Corp., 6.45%, 7/1/04, Callable
              1/1/04 @ 100.......................       556
   1,500    Metro School District Building Corp.,
              6.90%, 1/1/18, Callable 1/1/05 @
              102................................     1,650
   3,000    Municipal Power Agency Supply System,
              Revenue, Series B, 5.50%, 1/1/16,
              Callable 1/1/14 @ 100, MBIA........     3,017
     250    North Warrick County School Building,
              10.00%, 1/1/04, Callable 7/1/03 @
              101................................       291
     500    Purdue University, Certificates of
              Participation, 6.20%, 7/1/15,
              Callable 7/1/04 @ 100..............       524
   1,000    Seymour Community High School
              Building Corp., Revenue, 6.25%,
              1/15/14, Callable 1/15/05 @ 101,
              FGIC...............................     1,066
     900    South Bend Community School Building
              Corp., 5.70%, 8/1/17, Callable
              8/1/07 @ 101, FSA..................       947
   1,500    South Bend Community School Building
              Corp., Revenue, 5.70%, 8/1/19,
              Callable 8/1/07 @ 101, FSA.........     1,578
   1,360    South Harrison Community School
              Building Corp., Revenue, 5.80%,
              7/15/11, Callable 1/15/03 @ 102....     1,412
     710    South Newton School Building Corp.,
              Revenue, 5.80%, 7/15/12, Callable
              1/15/05 @ 102, MBIA................       732
   1,000    St. Joseph County Hospital Facilities
              Authority, Revenue, 6.25%, 8/15/12,
              Callable 2/15/03 @ 102, MBIA.......     1,054
     450    State Educational Facilities
              Authority, Revenue, Series B,
              6.60%, 1/1/11, Callable 1/1/02 @
              102, MBIA..........................       469
   1,000    State Educational Facilities
              Authority, Revenue, 6.00%, 7/1/12,
              Callable 7/1/06 @ 101..............     1,062

Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 $   750    State Educational Facilities
              Authority, Revenue, 6.00%, 6/1/15,
              Callable 6/1/06 @ 102, MBIA........  $    776
     850    State Housing Finance Authority,
              Multi-Unit Mortgage, 6.60%, 1/1/12,
              Callable 1/1/03 @ 102..............       878
   1,150    State Office Building Commission,
              Revenue, Series A, 5.50%, 7/1/12,
              Callable 7/1/05 @ 102, AMBAC.......     1,164
   2,000    State Office Building Common,
              Revenue, 6.40%, 7/1/11, Callable
              12/1/01 @ 102......................     2,089
     500    State Recreational Development
              Commission, Revenue, Series B,
              6.00%, 7/1/09......................       516
   2,100    Terre Haute North/South, Revenue,
              5.80%, 7/1/13, Callable 7/1/03 @
              102................................     2,103
     500    Transportation Finance Authority,
              Airport Facility Revenue, Series A,
              6.00%, 11/1/14, Callable 11/1/05 @
              102................................       508
   2,745    Transportation Finance Authority,
              Revenue, 6.25%, 11/1/16,
              Prerefunded 11/1/02 @ 102..........     2,891
   4,000    Transportation Finance Authority,
              Revenue, Series A, 7.25%, 6/1/15...     4,708
     755    Transportation Finance Authority,
              Revenue, Series A, 6.25%, 11/1/16,
              Callable 1/1/02 @ 102..............       767
   8,750    Transportation Finance Authority,
              Revenue, Series A, 6.80%, 12/1/16,
              Callable 12/1/10 @ 100.............     9,958
   1,180    Vincennes Community School Building
              Corp., Revenue, 6.00%, 7/1/09,
              Callable 7/1/06 @ 102, FSA.........     1,249
     300    Vinton Tecumseh School Building
              Corp., 6.25%, 7/15/16, Callable
              7/15/04 @ 102......................       319
     450    Wa-Nee Elementary/High School
              Building Corp., Revenue, 6.50%,
              7/15/10, Callable 1/15/04 @ 102....       483
     500    Wabash County School Building Corp.,
              6.88%, 7/1/09, Callable 1/1/02 @
              101................................       518
   1,000    Warsaw High School Building Corp.,
              Revenue, 6.50%, 1/1/10, Callable
              7/1/00 @ 102, MBIA.................     1,020
     800    Westfield High School Building Corp.,
              Revenue, 5.70%, 7/15/13, Callable
              7/15/05 @ 102, AMBAC...............       844
   1,000    Westfield High School Building Corp.,
              Revenue, 5.80%, 7/15/18, Callable
              7/15/05 @ 102, AMBAC...............     1,059

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 $ 1,000    Whitko Middle School Building Corp.,
              Revenue, 5.88%, 7/15/12, Callable
              1/15/07 @ 102, FSA.................  $  1,039
                                                   --------
                                                     69,665
                                                   --------
Kentucky (0.6%):
   4,090    Louisville & Jefferson County,
              Metropolitan Sewer & Drain Systems,
              5.63%, 5/15/17, Callable 11/15/09 @
              101, FGIC..........................     4,110
                                                   --------
Louisiana (2.4%):
   7,970    Baton Rouge Sales & Use Tax,
              Refunding, Public Improvement,
              Series A, 5.25%, 8/1/12, Callable
              8/1/08 @ 101.50, FGIC..............     7,966
   3,915    Shreveport, GO, Series A, 5.25%,
              5/1/15, FGIC.......................     3,826
   3,690    Shreveport, GO, Series A, 5.25%,
              5/1/16, FGIC.......................     3,576
                                                   --------
                                                     15,368
                                                   --------
Maine (0.4%):
   2,375    State Housing Authority, Mortgage
              Purchase Revenue, Series A, 5.05%,
              11/15/16, Callable 9/1/07 @
              101.50.............................     2,364
                                                   --------
Maryland (0.4%):
   2,250    State Community Development, Revenue,
              6.20%, 4/1/14, Callable 4/1/05 @
              102................................     2,300
                                                   --------
Massachusetts (3.0%):
   3,945    Boston, Series A, GO, 5.75%, 2/1/16,
              Callable 2/1/10 @ 100..............     4,034
   3,595    Housing Finance Agency, Revenue,
              6.00%, 12/1/15, Callable 12/1/05 @
              102, AMBAC.........................     3,591
   4,185    Massachusetts Bay Transportation
              Authority, GO, General
              Transportation Systems, Series A,
              5.50%, 3/1/16......................     4,182
   2,265    State Industrial Finance Agency,
              Revenue, 6.00%, 1/1/15, Callable
              1/1/06 @ 102, MBIA.................     2,349
   5,000    State, GO, Series B, 6.00%, 6/1/14,
              Callable 6/1/10 @ 100..............     5,269
                                                   --------
                                                     19,425
                                                   --------

Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan (4.1%):
 $ 1,500    Ann Arbor School District, 7.13%,
              5/1/02.............................  $  1,564
   1,500    Caledonia Community Schools, GO,
              5.85%, 5/1/22, Callable 5/1/07 @
              100, MBIA..........................     1,585
     320    Grand Traverse County Hospital,
              5.80%, 7/1/03, Callable 7/1/02 @
              102................................       329
   7,500    Municipal Bond Authority, Clean Water
              Revenue, 5.50%, 10/1/19............     7,338
   5,000    Oakland County Educational, Revenue,
              6.90%, 11/1/14, Callable 11/1/04 @
              102................................     5,495
   1,450    State Housing Development Authority,
              Revenue, Series C, 6.38%, 12/1/11,
              Callable 12/1/04 @ 102.............     1,515
   1,190    State Housing Development Authority,
              Revenue, Series A, 7.30%, 12/1/09,
              Callable 12/1/00 @ 100.............     1,216
   5,000    State Housing Development Authority,
              Revenue, Series D, 5.95%, 12/1/16,
              Callable 12/1/06 @ 102.............     5,084
   2,400    Traverse City Area Public School,
              Series I, 5.70%, 5/1/11,
              Prerefunded 5/1/05 @ 101, MBIA.....     2,512
                                                   --------
                                                     26,638
                                                   --------
Minnesota (1.7%):
   5,565    State Housing Financing Agency,
              Revenue, Series D, 5.90%, 8/1/15,
              Callable 2/1/05 @ 102, MBIA........     5,606
   5,250    State, GO, 5.60%, 10/1/06,
              Prerefunded 10/1/04 @ 100..........     5,421
                                                   --------
                                                     11,027
                                                   --------
Mississippi (1.3%):
   7,940    Mississippi Development, 6.00%,
              7/1/20.............................     8,195
                                                   --------
Missouri (1.1%):
   3,580    Clay County Public Building
              Authority, Leasehold Revenue,
              Refund Series A, 5.13%, 5/15/14,
              Callable 5/15/08 @ 100, FSA........     3,483
   3,710    Sikeston Electric, Revenue, 6.00%,
              6/1/05.............................     3,912
                                                   --------
                                                      7,395
                                                   --------
Nevada (1.9%):
   5,145    Clark County, IDR, 7.20%, 10/1/22,
              AMBAC..............................     5,473
   6,365    Washoe County School District, 5.88%,
              6/1/16, FSA........................     6,545
                                                   --------
                                                     12,018
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
New Jersey (2.6%):
 $ 7,000    State Refund, GO, Series D, 6.00%,
              2/15/11............................  $  7,520
   9,000    State Transportation Trust Fund
              Authority, Transportation Systems,
              Series B, 5.25%, 6/15/12, Callable
              6/15/07 @ 102......................     9,029
                                                   --------
                                                     16,549
                                                   --------
New Mexico (0.5%):
   3,355    State Mortgage Finance Authority,
              Revenue, Single Family, 5.90%,
              7/1/16, Callable 7/1/07 @ 102,
              GNMA...............................     3,338
                                                   --------
New York (2.9%):
   6,785    New York City, GO, Series A, 6.00%,
              5/15/18, Callable 5/15/10 @ 101....     6,955
   3,500    New York City, GO, Series F, 5.25%,
              8/1/16, MBIA.......................     3,376
   1,500    New York City, Municipal Water
              Financing Authority, Water & Sewer
              System Revenue, Series B, 6.00%,
              6/15/33............................     1,525
   5,000    State Dormitory Authority, Revenue,
              5.88%, 7/1/08, Callable 7/1/06 @
              102................................     5,213
   1,345    State Thruway Authority, Highway &
              Bridge Trust Fund, Series A, 6.00%,
              4/1/14, Callable 4/1/04 @ 102,
              FGIC...............................     1,427
     250    Triborough Bridge & Tunnel Authority,
              Revenue, Series X, 6.63%, 1/1/12...       282
                                                   --------
                                                     18,778
                                                   --------
North Carolina (5.4%):
   3,355    Charlotte Mecklenberg Hospital
              Authority, Series A, 5.60%,
              1/15/10, Callable 1/15/06 @ 102....     3,426
   3,510    Charlotte Mecklenberg Hospital,
              Revenue, 5.90%, 1/15/16, Callable
              1/15/06 @ 102......................     3,555
   3,200    Charlotte, GO, 5.50%, 6/1/17,
              Callable 6/1/10 @ 102..............     3,209
   3,400    Charlotte, GO, 5.50%, 6/1/18,
              Callable 6/1/10 @ 102..............     3,394
   4,400    Cumberland County, GO, 5.70%, 3/1/18,
              Callable 3/1/10 @ 102..............     4,471

Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
North Carolina, continued:
 $ 6,195    New Hanover County, Public
              Improvements, GO, 5.75%, 11/1/18,
              Callable 11/1/10 @ 102.............  $  6,346
   1,195    State Housing Finance Agency,
              Revenue, AMT, Single Family, Series
              LL, 5.50%, 9/1/22..................     1,197
   3,995    State Housing Finance Agency,
              Revenue, AMT, Single Family, Series
              BB, 6.50%, 9/1/26, Callable 3/1/05
              @ 102..............................     4,055
   4,900    State Housing Finance Agency,
              Revenue, AMT, Single Family, Series
              FF, 6.25%, 3/1/28..................     4,983
                                                   --------
                                                     34,636
                                                   --------
North Dakota (0.6%):
   4,325    Bismarck Health Care Facilities,
              Revenue, St. Alexius Medical
              Center, Series A, 5.25%, 7/1/15,
              Callable 7/1/08 @ 102, FSA.........     4,107
                                                   --------
Ohio (4.0%):
   7,000    Cleveland, Certificate of
              Participation, Cleveland Stadium
              Project, 5.25%, 11/15/13, Callable
              11/15/07 @ 102, AMBAC..............     6,956
   4,000    Franklin County, Hospital Revenue,
              Series A, 6.50%, 5/1/07............     4,200
   1,515    Housing Finance Agency, Mortgage
              Revenue, Series A-1, 6.20%, 9/1/14,
              GNMA...............................     1,561
   3,000    Lucas County Hospital, Revenue,
              Promedia Healthcare Obligation
              Group, 5.63%, 11/15/14, AMBAC......     3,038
     250    State Building Authority, Revenue,
              Series A, 6.13%, 10/1/09, Callable
              10/1/02 @ 102......................       263
   1,000    State Public & Sewer Improvement, GO,
              6.00%, 8/1/07, Callable 8/1/05 @
              102................................     1,067
   5,000    State Turnpike Commission, Revenue,
              Series A, 5.70%, 2/15/17,
              Prerefunded 2/15/06 @ 102, MBIA....     5,286
   3,395    State, GO, 5.60%, 8/1/04, Callable
              8/1/02 @ 102.......................     3,507
                                                   --------
                                                     25,878
                                                   --------
Oklahoma (0.4%):
   2,755    McGee Creek Authority, Revenue,
              6.00%, 1/1/23, Callable 1/1/14 @
              100, MBIA..........................     2,883
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Oregon (1.3%):
 $ 5,305    Clackamas County, School District
              #62C, GO, 6.00%, 6/15/16, Callable
              6/15/10 @ 100......................  $  5,575
   3,000    Department of Administrative
              Services, Lottery Revenue, Series
              B, 5.25%, 4/1/15, FSA..............     2,956
                                                   --------
                                                      8,531
                                                   --------
Pennsylvania (1.3%):
   4,440    Delaware County Authority, University
              Revenue, Villanova University,
              Series A, 5.50%, 12/1/13, Callable
              12/1/12 @ 100, MBIA................     4,552
   3,675    Delaware River Port Authority,
              Revenue, 5.63%, 1/1/16, FSA........     3,729
                                                   --------
                                                      8,281
                                                   --------
Rhode Island (1.0%):
   5,800    Depositors Economic Protection,
              Revenue, Series A, 6.30%, 8/1/05,
              FSA, MBIA..........................     6,186
                                                   --------
South Carolina (0.3%):
   2,000    Greenville Hospital System
              Facilities, Revenue, Series A,
              5.60%, 5/1/10, Callable 5/1/06 @
              102................................     2,024
                                                   --------
South Dakota (1.1%):
   1,140    Building Authority Lease, Revenue,
              6.63%, 9/1/12, AMBAC...............     1,206
   2,500    Heartland Consumers Power District,
              Electric Revenue, 6.00%, 1/1/17,
              FSA................................     2,641
   2,300    State Housing Development Authority,
              5.70%, 5/1/08, Callable 5/1/06 @
              102................................     2,344
   1,000    State Housing Development Authority,
              Revenue, 6.25%, 5/1/15, Callable
              5/1/05 @ 102.......................     1,012
                                                   --------
                                                      7,203
                                                   --------
Tennessee (0.5%):
   1,360    Knox County Health, Educational &
              Housing Facilities Board, Revenue,
              7.25%, 1/1/09, MBIA................     1,554
   1,300    Knox County Health, Educational &
              Housing Facilities Board, Revenue,
              7.25%, 1/1/10, MBIA................     1,497
                                                   --------
                                                      3,051
                                                   --------
Texas (5.6%):
   5,000    A & M University, Revenue, 5.38%,
              5/15/16............................     4,926

Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 6,000    Brownsville Utilities System Revenue,
              6.25%, 9/1/14, MBIA................  $  6,503
   8,590    Houston, Water & Sewer System,
              Revenue, Series A, 5.38%, 12/1/27,
              FGIC...............................     8,038
   2,060    Richardson Hospital Authority,
              Unrefunded-Richardson Medical,
              6.50%, 12/1/12.....................     1,995
   1,290    Richardson Hospital Authority,
              Prefunded-Richardson Medical,
              6.50%, 12/1/12.....................     1,373
   5,000    State Public Finance Authority, GO,
              Series B, 5.63%, 10/1/12, Callable
              10/1/06 @ 100......................     5,113
   3,690    State Turnpike Authority, Dallas
              Northway, Revenue, 5.25%, 1/1/23,
              Callable 1/1/06 @ 102, FGIC........     3,448
   1,000    State, GO, Refunding, Series A,
              6.00%, 10/1/05.....................     1,056
   4,000    State, GO, College Student Loan, AMT,
              6.50%, 8/1/07, Callable 8/1/02 @
              100................................     4,064
                                                   --------
                                                     36,516
                                                   --------
Utah (1.7%):
   1,815    Board of Regents, Lease Revenue,
              Refund Dixie College, Series A,
              5.50%, 5/1/23, AMBAC...............     1,736
   4,340    Salt Lake County, 5.50%, 10/1/11,
              Callable 10/1/09 @ 100.............     4,446
   4,590    State Housing Finance Agency,
              Revenue, Single Family Mortgage
              Issue A2, AMT, 6.25%, 7/1/25,
              Callable 1/1/07 @ 102, FHA.........     4,638
                                                   --------
                                                     10,820
                                                   --------
Virginia (1.9%):
   4,140    Norfolk Water, Revenue, 5.88%,
              11/1/14, Callable 11/1/05 @ 102,
              MBIA...............................     4,271
   2,000    State Housing Development Authority,
              Commonwealth Mortgage, Series H,
              Subseries H-2, 6.20%, 1/1/08,
              Callable 1/1/05 @ 102..............     2,068
   1,500    State Housing Development Authority,
              Refunding, Series E, 5.60%,
              11/1/10, Callable 11/1/03 @ 102....     1,502

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Virginia, continued:
 $ 4,500    State Housing Development Authority,
              Commonwealth Mortgage, Series A,
              7.10%, 1/1/17, Callable 1/1/02 @
              102................................  $  4,653
                                                   --------
                                                     12,494
                                                   --------
Washington (0.8%):
   5,000    Seattle Municipal Light & Power,
              Revenue, 6.00%, 10/1/18............     5,168
                                                   --------
West Virginia (1.7%):
   5,475    Braxton County Solid Waste Disposal,
              Revenue, AMT, 6.13%, 4/1/26,
              Callable 10/23/06 @ 102............     5,309
   5,250    GO, Highway Improvements, Fuel Sales
              Tax Revenue, 5.75%, 6/1/13,
              Callable 6/1/09 @ 101..............     5,442
                                                   --------
                                                     10,751
                                                   --------
Wisconsin (1.3%):
   1,370    Housing & Economic Development
              Authority, Revenue, Home Ownership,
              Series A, 6.15%, 9/1/17, Callable
              3/1/05 @ 102.......................     1,367
   4,000    State, GO, Series C, 6.00%, 5/1/19,
              Callable 5/1/10 @ 100..............     4,127
   3,000    State Transportation, Revenue, Series
              A, 5.50%, 7/1/11...................     3,084
                                                   --------
                                                      8,578
                                                   --------
  Total Municipal Bonds                             631,425
                                                   --------
DAILY DEMAND NOTES (0.6%):
Florida (0.6%):
   4,000    Pinellas County, Health Facilities
              Authority, Revenue, Hospital
              Program, 4.60%, 12/1/15*...........     4,000
                                                   --------
  Total Daily Demand Notes                            4,000
                                                   --------
INVESTMENT COMPANIES (0.2%):
   1,528    Provident Municipal Cash Fund........     1,528
                                                   --------
  Total Investment Companies                          1,528
                                                   --------
Total (Cost $622,812) (a)                          $636,953
                                                   ========

Continued

One Group Mutual Funds
Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $646,752.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $16,284
                   Unrealized depreciation......................   (2,143)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $14,141
                                                                  =======

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS (91.8%):
Alabama (1.1%):
 $ 4,890    Courtland Industrial Development
              Board, Champion International
              Corp. Project, 7.20%, 12/1/13,
              Callable 5/14/02 @ 103............  $    5,096
   4,250    Courtland Industrial Development
              Board, Solid Waste Disposal
              Revenue, Champion International
              Corp. Project, Series A, AMT,
              6.50%, 9/1/25, Callable 9/1/05 @
              102...............................       4,157
     455    Housing Finance Authority, Single
              Family Housing Revenue, Series A1,
              5.80%, 10/1/08, Callable 4/1/05 @
              102, GNMA.........................         465
     785    Mobile Housing Assistance Corp.,
              5.80%, 12/1/10, Callable 6/1/01 @
              100, FHA..........................         786
   1,980    Mobile Housing Assistance Corp.,
              6.50%, 12/1/21, Callable 6/1/01 @
              100, FHA..........................       1,981
                                                  ----------
                                                      12,485
                                                  ----------
Alaska (1.3%):
   4,725    Anchorage Electric Utility, Revenue,
              4.13%, 6/1/04, MBIA...............       4,535
     510    Home Mortgage Revenue Refunding,
              8.00%, 3/1/09, Callable 3/1/02 @
              102, FNMA.........................         528
   1,905    State Housing Finance Corp.,
              Revenue, Series A-1, 5.30%,
              12/1/12, Callable 12/1/07 @
              101.50, MBIA......................       1,867
   8,440    State Housing Finance Corp., Series
              A, 0.00%, 12/1/17, Callable 6/1/07
              @ 54, MBIA........................       2,946
   1,725    State International Airports,
              Revenue, Series A, AMT, 4.00%,
              10/1/03, AMBAC....................       1,654
   2,750    Student Loan Corp., Series A, AMT,
              5.75%, 7/1/14, Callable 7/1/07 @
              100, AMBAC........................       2,751
                                                  ----------
                                                      14,281
                                                  ----------
Arizona (2.2%):
   3,030    Gila County, Certifications of
              Participation, 6.40%, 6/1/14......       3,027
     895    Maricopa County, IDA, Multi-Family
              Housing Revenue, 5.65%, 7/1/19,
              Callable 7/1/09 @ 102, MBIA.......         880

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $11,705    Maricopa County, IDA, Revenue, Coral
              Point Apartments, Series A, 4.95%,
              3/1/28, Callable 3/1/06 @ 101.....  $   11,334
   1,040    Phoenix, IDA, Single Family Mortgage
              Revenue, 5.88%, 6/1/16, Callable
              6/1/10 @ 102, GNMA/FNMA/ FHLMC....       1,051
   1,285    Pima County, IDA, Multi-Family
              Housing Revenue, La Hacienda
              Project, 7.00%, 12/20/31, Callable
              6/20/12 @ 100, GNMA...............       1,403
     350    Pima County, IDA, Single Family
              Mortgage Revenue, Series A-1, AMT,
              6.20%, 5/1/27, Callable 5/1/04 @
              102, GNMA.........................         351
   4,040    Pima County, IDA, Single Family
              Mortgage Revenue, AMT, 5.80%,
              11/1/32, Callable 5/1/10 @ 101,
              GNMA/FNMA/FHLMC...................       4,065
   1,545    Tuscon & Pima County, IDA, Single
              Family Mortgage Revenue, Series
              1A, AMT, 5.70%, 7/1/12, Callable
              1/1/10 @ 101, FNMA/GNMA...........       1,556
   1,000    Tuscon & Pima County, IDA, Single
              Family Mortgage Revenue, Series
              1A, AMT, 6.10%, 7/1/22, Callable
              1/1/10 @ 101, FNMA/GNMA...........       1,005
                                                  ----------
                                                      24,672
                                                  ----------
Arkansas (0.4%):
     194    Drew County, Public Facilities
              Board, Single Family Housing
              Revenue, Series A-2, 7.90%,
              8/1/11, Callable 8/1/03 @ 103,
              FNMA..............................         201
      73    Drew County, Public Facilities
              Board, Single Family Housing
              Revenue, Series B, 7.75%, 8/1/11,
              Callable 2/1/04 @ 100.............          75
     321    Jacksonville, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, Series A-2,
              7.90%, 1/1/11, Callable 7/1/03 @
              103, FNMA.........................         338
     125    Jacksonville, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, Series B, 7.75%,
              1/1/11, Callable 7/1/05 @ 103.....         129

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Arkansas, continued:
 $   368    Lonoke County, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, Series A-2,
              7.90%, 4/1/11, FNMA...............  $      385
     114    Lonoke County, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, Series B, 7.38%,
              4/1/11, Callable 4/1/03 @ 103.....         118
     462    Pope County, Residential Facilities,
              Single Family Housing Revenue,
              Series B, 7.75%, 9/1/11, Callable
              8/1/02 @ 102, FHA.................         478
   1,270    State Development Authority, Single
              Family Housing Revenue, Refunding,
              Series A, 8.00%, 8/15/11, Callable
              8/15/01 @ 103, FHA................       1,322
   2,815    State Development Finance Authority,
              Revenue, Series 1, 0.00%,
              6/1/15............................       1,224
     279    Stuttgart Public Facilities Board,
              Single Family Mortgage Revenue,
              Series A-2, 7.90%, 9/1/11,
              Callable 9/1/03 @ 103, FNMA.......         294
     155    Stuttgart Public Facilities Board,
              Single Family Mortgage Revenue,
              Series B, 7.75%, 9/1/11, Callable
              3/1/06 @ 103......................         162
                                                  ----------
                                                       4,726
                                                  ----------
California (2.0%):
   4,749    Contra Costa County, Multi-Family
              Mortgage Revenue, Crescent Park,
              Series B, 7.80%, 6/20/34, Callable
              6/20/04 @ 105, GNMA...............       5,167
   1,080    Housing Finance Agency, Home
              Mortgage Revenue, Series F, AMT,
              7.50%, 2/1/23, Callable 8/1/05 @
              102, FHA/VA.......................       1,133
     575    Housing Finance Agency, Local or
              Guaranteed Housing Revenue, Series
              B, 8.63%, 8/1/15, Callable 8/1/00
              @ 100, MBIA.......................         576
   2,445    Los Angeles, Multi-Family Revenue,
              Housing Earthquake Rehab
              Projects -- B, AMT, 5.85%,
              12/1/27, Callable 12/1/05 @ 102...       2,498
     510    Redondo Beach, Redevelopment Agency,
              Residential Mortgage Revenue,
              Series B, 6.25%, 6/1/11, Callable
              6/1/03 @ 100......................         509

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
California, continued:
 $   560    Rural Home Mortgage Financing
              Authority, Single Family Mortgage
              Revenue, Series A, AMT, 7.75%,
              5/1/27............................  $      600
   2,825    San Jose, Multi-Family Housing
              Revenue, Helzer Courts Apartments,
              Series A, AMT, 6.20%, 6/1/19,
              Callable 12/1/09 @ 102............       2,635
   3,400    Statewide Community Development
              Authority, Multi-Family Revenue,
              Cudahy Gardens, Series J, AMT,
              5.60%, 4/1/29, Callable 4/1/03 @
              102, LOC: Swiss Bank..............       3,361
   4,390    Statewide Community Development
              Authority, Multi-Family Revenue,
              Irvine Apartments, Series A-2,
              4.90%, 5/15/25, Putable 5/15/08 @
              100...............................       4,188
   2,000    Statewide Community Development
              Authority, Multi-Family Revenue,
              Irvine Apartments, Series A-3,
              5.10%, 5/15/25, Callable 7/1/08 @
              101...............................       1,899
                                                  ----------
                                                      22,566
                                                  ----------
Colorado (9.5%):
   1,000    Arapahoe County School District
              #005, Cherry Creek, GO, 6.00%,
              12/15/14, Callable 12/15/09 @ 100,
              State Aid Withholding.............       1,054
   5,250    Arapahoe County, Highway Revenue,
              Series C, 0.00%, 8/31/15, Callable
              8/31/05 @ 48.60...................       1,970
   2,250    Arapahoe County, Single Family
              Mortgage, Revenue, 0.00%,
              9/1/10............................       1,306
   4,920    Aurora, Industrial Development,
              McKesson Corp., Series A, 5.38%,
              12/1/11, Callable 12/1/02 @ 102...       4,933
   5,030    Aurora, Single Family Mortgage
              Revenue, Series A2, 0.00%, 9/1/15,
              Prerefunded 3/1/13 @ 75.20........       1,867
   1,965    Brush Creek Metropolitan District,
              GO, Refunding, 6.70%, 11/15/09,
              Callable 11/15/03 @ 101...........       2,054
   1,000    Denver City & County Special
              Facilities, Airport Revenue,
              Rental Car Project, Series A,
              6.00%, 1/1/13, Callable 1/1/09 @
              101...............................       1,041

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 2,000    Denver City & County, Airport
              Revenue, Series B, AMT, 7.25%,
              11/15/05, Callable 11/15/02 @
              102...............................  $    2,116
  15,125    Denver City & County, Mortgage
              Revenue, Series A, AMT, 0.00%,
              8/1/29, Callable 8/1/07 @ 26.95,
              GNMA/FHLMC........................       2,380
   1,000    Denver City & County, Residential
              Revenue, Single Family, Series A,
              0.00%, 7/1/10, Callable 7/1/08 @
              91.87.............................         567
   9,850    Denver City & County, Residential
              Revenue, Single Family, Series A,
              0.00%, 7/1/14, Callable 7/1/08 @
              73.56.............................       4,263
   1,210    Eagle's Nest Metropolitan District,
              GO, Refunding, 6.50%, 11/15/17,
              Callable 9/1/10 @ 100.............       1,235
   1,385    El Paso County School District #12,
              GO, 6.00%, 9/15/13, Callable
              12/1/02 @ 100.....................       1,468
      69    El Paso County, Home Mortgage,
              Series C, 8.30%, 9/20/18, GNMA....          73
   8,625    El Paso County, Single Family
              Mortgage Revenue, Series A, AMT,
              0.00%, 12/1/30, Callable 6/1/08
              @ 29.35, GNMA/FNMA/FHLMC..........       1,274
   1,305    Englewood, Multi-Family Housing,
              Marks Apartment Revenue, Series B,
              6.00%, 12/15/18, Callable 12/15/03
              @ 100, LOC: Citibank..............       1,265
   2,500    Englewood, Multi-Family Housing,
              Marks Apartment Revenue, 6.65%,
              12/1/26, Callable 12/1/06 @ 102...       2,460
   2,000    Erie Water Enterprise, Revenue,
              5.25%, 12/1/13, Callable 12/1/08 @
              100, ACA..........................       1,908
   2,500    Health Facilities Authority,
              Revenue, Steamboat Springs Health,
              5.75%, 9/15/22, Callable 9/15/08 @
              101...............................       2,053
   3,000    Housing Finance Authority, Multi-
              Family Housing Revenue, Series C3,
              5.70%, 10/1/21, Callable 7/21/00 @
              100, FHA..........................       2,917
   1,235    Housing Finance Authority, Multi-
              Family Housing Revenue, Series A,
              9.00%, 10/1/25, Callable 10/1/00 @
              100, FHA..........................       1,238

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 2,595    Housing Finance Authority, Multi-
              Family Housing Revenue, Series B,
              6.00%, 10/1/25, Callable 8/7/00 @
              100, FHA..........................  $    2,116
   2,385    Housing Finance Authority, Multi-
              Family Housing Revenue, Series A,
              AMT, 6.65%, 10/1/28, Callable
              4/1/05 @ 102......................       2,445
      85    Housing Finance Authority, Single
              Family Housing Revenue, Sub-
              Series A, AMT, 6.50%, 12/1/02.....          86
     215    Housing Finance Authority, Single
              Family Housing Revenue, Series E,
              AMT, 6.25%, 12/1/09, Callable
              12/1/04 @ 103.....................         216
     400    Housing Finance Authority, Single
              Family Housing Revenue, Series B,
              6.13%, 5/1/13, Callable 11/1/04 @
              103, FHA/VA.......................         406
   1,000    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-2, 5.15%, 11/1/16, Callable
              5/1/08 @ 102......................         910
   1,000    Housing Finance Authority, Single
              Family Housing Revenue, Series
              B-2. AMT, 7.10%, 4/1/17, Callable
              4/1/10 @ 105......................       1,099
     510    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-2, 7.45%, 6/1/17, Callable
              6/1/05 @ 105......................         543
     200    Housing Finance Authority, Single
              Family Housing Revenue, Series
              D-1, 6.60%, 8/1/17, Callable
              8/1/01 @ 102, FHA/VA..............         199
   1,430    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-2, AMT, 8.40%, 10/1/21, Callable
              4/1/10 @ 105......................       1,568
     170    Housing Finance Authority, Single
              Family Housing Revenue, Series
              A-3, AMT, 6.50%, 11/1/23, Callable
              5/1/02 @ 102......................         172
     350    Housing Finance Authority, Single
              Family Housing Revenue, Series B,
              7.50%, 11/1/24, Callable 11/1/04
              @ 105, FHA........................         368

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 2,680    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-1, 7.65%, 12/1/25, Callable
              6/1/05
              @ 105.............................  $    2,823
   2,150    Housing Finance Authority, Single
              Family Housing Revenue, Series
              B-2, AMT, 7.00%, 5/1/26, Callable
              5/1/07 @ 105......................       2,276
   8,765    Housing Finance Authority, Single
              Family Housing Revenue, Series
              A-2, AMT, 7.25%, 5/1/27, Callable
              5/1/07 @ 105......................       9,373
   3,500    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-1, AMT, 7.55%, 11/1/27, Callable
              11/1/06 @ 105.....................       3,648
   2,405    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-2, 7.45%, 11/1/27, Callable
              5/1/06
              @ 105.............................       2,551
   2,495    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-2, AMT, 6.88%, 11/1/28, Callable
              11/1/07 @ 105.....................       2,616
  16,005    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-1, AMT, 0.00%, 11/1/29, Callable
              5/1/08 @ 30.95....................       2,451
   4,000    Housing Finance Authority, Single
              Family Housing Revenue, Series
              B-2, AMT, 6.80%, 4/1/30, Callable
              4/1/09 @ 105......................       4,264
   1,000    Housing Finance Authority, Single
              Family Housing Revenue, Series
              C-3, AMT, 7.15%, 10/1/30, Callable
              4/1/10 @ 105......................       1,109
   2,000    Housing Finance Authority, Single
              Family Housing Revenue, Series
              B-2, AMT, 7.25%, 10/1/31, Callable
              4/1/10 @ 105......................       2,215
     360    Jefferson County, Single Family
              Mortgage Revenue, Refunding,
              Series A, 8.88%, 10/1/13, Callable
              4/1/01 @ 103, MBIA................         373
   7,525    Meridian Metropolitan District, GO,
              7.50%, 12/1/11, Callable 12/1/01
              @ 101.............................       7,819
   3,500    Mesa County, Residential Revenue
              Refunding, 0.00%, 12/1/11, ETM....       1,886

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 9,000    Metropolitan Football Stadium,
              District Sales Tax Revenue, Series
              A, 0.00%, 1/1/07, MBIA............  $    6,417
   1,510    Pueblo County Certificate of
              Participation, Capital
              Construction Corp., 6.25%,
              12/1/10...........................       1,532
     600    San Miguel County, Mountain Village
              Metropolitan District, GO, 7.95%,
              12/1/03, Callable 12/1/02 @ 101...         624
   1,720    San Miguel County, Mountain Village
              Metropolitan District, GO, 8.10%,
              12/1/11, Prerefunded 12/1/02
              @ 101.............................       1,866
     835    San Miguel County, Mountain Village
              Metropolitan District, GO, 8.10%,
              12/1/11, Callable 12/1/02 @ 101...         890
                                                  ----------
                                                     104,303
                                                  ----------
Connecticut (2.7%):
   2,800    Bridgeport, GO, Series A, 5.50%,
              7/15/08...........................       2,889
   5,000    Bridgeport, GO, Series A, 6.00%,
              7/15/13, Callable 7/15/10 @ 101...       5,301
   4,350    Stamford, Housing Authority, Multi-
              Family Housing Revenue, Rippowam
              Project, 6.25%, 10/1/19, Callable
              10/1/08 @ 103.....................       4,399
   9,200    Stamford, Housing Authority, Multi-
              Family Housing Revenue, Rippowam
              Project, 6.38%, 10/1/29, Callable
              10/1/08 @ 103.....................       9,329
   3,625    State Health & Educational
              Facilities Authority, University
              Hartford Revenue, Series D, 6.75%,
              7/1/12, Callable 7/1/02 @ 102,
              ACA...............................       3,767
   2,000    State Housing Finance Authority,
              Multi-Family Housing Revenue, Sub-
              Series B-1, 6.13%, 5/15/18,
              Callable 5/15/05 @ 102............       2,029
   2,495    State Housing Finance Authority,
              Single Family Housing Revenue,
              Series A, 6.20%, 5/15/14, Callable
              5/15/03
              @ 102.............................       2,549
                                                  ----------
                                                      30,263
                                                  ----------
Delaware (0.5%):
   5,490    Greystone Tax-Exempt Asset Trust,
              Series 98-1, Class A-3, 4.40%,
              11/20/04..........................       5,473
                                                  ----------

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
District of Columbia (0.6%):
 $ 1,305    Housing Finance Agency, Multi-Family
              Housing Revenue, Stanton Glenn
              Apartments, 5.60%, 11/1/10,
              Callable 5/1/10 @ 102, FHA........  $    1,297
     365    Housing Finance Agency, Single
              Family Housing Revenue, Series A,
              AMT, 5.50%, 12/1/06...............         368
     285    Housing Finance Agency, Single
              Family Housing Revenue, Series A,
              AMT, 5.60%, 12/1/07...............         288
     405    Housing Finance Agency, Single
              Family Housing Revenue, Series A,
              AMT, 5.65%, 12/1/08...............         409
     415    Housing Finance Agency, Single
              Family Housing Revenue, Series A,
              AMT, 5.70%, 12/1/09...............         420
   3,960    Washington DC Convention Center
              Authority, Dedicated Tax Revenue,
              4.75%, 10/1/04, AMBAC.............       3,946
                                                  ----------
                                                       6,728
                                                  ----------
Florida (4.5%):
   1,070    Collier County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, Whistlers Green, Series
              A, AMT, 5.35%, 12/1/19, Callable
              12/1/09 @ 102.....................         996
   4,025    Duval County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series C, 7.35%, 7/1/24,
              Callable 1/1/01 @ 103, FGIC.......       4,148
   5,000    Escambia County, Housing Finance
              Authority, Single Family Housing
              Revenue, AMT, 4.65%, 10/1/31,
              Callable 4/1/08 @ 102, FNMA/
              GNMA..............................       4,838
     255    Housing Finance Authority, Home
              Ownership Revenue, 7.50%, 9/1/14,
              Callable 9/1/00 @ 102, GNMA.......         261
   2,010    Housing Finance Corp., Homeowner
              Mortgage Revenue, Series 2, AMT,
              4.75%, 7/1/19, Callable 6/1/07
              @ 101.50, MBIA....................       1,927
   1,205    Housing Finance Corp., Homeowner
              Mortgage Revenue, Series 2, AMT,
              5.35%, 1/1/21, Callable 6/1/07
              @ 101.50..........................       1,122

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $ 2,680    Lee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A-1, 7.20%,
              3/1/27, Callable 3/1/07 @ 105,
              GNMA/FNMA/ FHLMC..................  $    2,846
     955    Lee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A-3, AMT, 6.40%,
              3/1/28, Callable 3/1/08 @ 105,
              GNMA/ FNMA/FHLMC..................         980
   2,850    Lee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A-3, AMT, 5.05%,
              3/1/29, Callable 3/1/08 @ 102,
              GNMA/ FNMA/FHLMC..................       2,738
   1,780    Lee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A, AMT, 6.85%,
              3/1/29, Callable 9/1/07 @ 105,
              FNMA/ GNMA/FHLMC..................       1,895
     590    Leon County, Housing Finance
              Authority, Multi-County Program,
              Series B, AMT, 7.30%, 1/1/28,
              GNMA/FHLMC........................         637
     925    Manatee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Sub-Series 1, AMT, 8.38%,
              5/1/25, GNMA/FHLMC................         966
   2,250    Manatee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Sub-Series 1, AMT, 7.20%,
              5/1/28, Callable 5/1/07 @ 105,
              GNMA/FNMA/FHLMC...................       2,444
   1,445    Manatee County, Housing Finance
              Authority, Single Family Housing
              Revenue, Sub-Series 1, AMT, 6.25%,
              11/1/28, Callable 11/1/09 @ 105...       1,472
   2,000    Miami Beach, Health Facilities
              Revenue, South Shore Hospital,
              Series A, 5.25%, 8/1/13, Callable
              8/1/08 @ 100, ACA.................       1,844
   2,425    Miami-Dade County Housing Finance
              Authority, Single Family Housing
              Revenue, Series A-1, AMT, 5.90%,
              6/1/25, Callable 6/1/08 @ 103,
              FHLMC.............................       2,400
   4,850    Miami-Dade County Housing, Multi-
              Family Housing Revenue, 5.80%,
              10/1/12...........................       4,868

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $ 2,900    Miami-Dade County Split Obligation,
              Sub-Series A, 0.00%, 10/1/16,
              Callable 4/1/08 @ 65.58, MBIA.....  $    1,121
     140    Orange County, Housing Finance
              Authority, Mortgage Revenue,
              Series A, AMT, 7.25%, 9/1/19,
              Callable 3/1/01 @ 103, FHA/VA.....         143
     800    Orange County, Housing Finance
              Authority, Mortgage Revenue,
              Series A, AMT, 7.38%, 9/1/24,
              Callable 3/1/01 @ 103, FHA/VA.....         824
   1,315    Orange County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, Loma Vista Project,
              Series G, AMT, 5.40%, 9/1/19,
              Callable 3/1/09 @ 102.............       1,182
   1,020    Orange County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, Loma Vista Project,
              Series G, AMT, 5.45%, 9/1/24,
              Callable 3/1/09 @ 102.............         894
     450    Palm Beach County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A, AMT, 6.38%,
              10/1/06, Callable 10/1/04 @ 102,
              GNMA/FNMA.........................         454
      65    Pinellas County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, Tuscany Apartments
              Project, Series A, AMT, 5.20%,
              1/1/32, Callable 7/1/09 @ 102,
              FNMA..............................          59
   2,040    Pinellas County, Housing Finance
              Authority, Single Family Housing
              Revenue, Series A, AMT, 6.25%,
              8/1/12, Callable 2/1/05 @ 102,
              GNMA/FNMA.........................       2,061
   1,320    Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/08, ACA................         859
   1,625    Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/09, ACA................         999
   1,535    Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/12, ACA................         783

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $ 4,265    State Board of Education Capital
              Outlay, GO, Series B, 5.00%,
              6/1/12, Callable 6/1/01 @ 100.....  $    4,163
                                                  ----------
                                                      49,924
                                                  ----------
Georgia (1.4%):
   1,550    Atlanta Urban Residential Finance
              Authority, Single Family Housing
              Revenue, 0.00%, 10/1/16,
              Prerefunded 4/1/15 @ 85.46,
              AMBAC/FNMA........................         563
   5,000    De Kalb County, Housing Authority,
              Multi-Family Housing Revenue,
              Friendly Hills Apartments, Series
              A, AMT, 7.05%, 1/1/39, Callable
              1/1/08 @ 104, FHA.................       5,291
   1,765    Fulton County, Housing Authority,
              Multi-Family Housing Revenue,
              Concorde Place Apartments Project,
              Series A, AMT, 6.30%, 7/1/16,
              Callable 7/1/06 @ 102.............       1,891
   1,055    Henry County Water & Sewer Authority
              Revenue, 5.50%, 2/1/14, Callable
              2/1/10 @ 101, FGIC................       1,116
   6,160    State, GO, Series C, 6.50%,
              7/1/07............................       6,752
                                                  ----------
                                                      15,613
                                                  ----------
Hawaii (1.0%):
   8,500    State Department Budget & Finance
              Special Purpose, Mortgage Revenue,
              AMT, 6.66%, 11/1/21, Callable
              11/1/01 @ 102.....................       8,557
   3,000    State Housing Finance & Development
              Corp., Single Family Housing
              Revenue, Series C, AMT, 5.35%,
              7/1/20, Callable 7/1/08 @
              101.50............................       2,722
                                                  ----------
                                                      11,279
                                                  ----------
Idaho (0.5%):
   1,200    Housing & Finance Association,
              Single Family Housing Revenue,
              Sub-Series A, 5.35%, 7/1/11,
              Callable 1/1/08 @ 101.50,
              FHA/VA............................       1,176
   1,150    Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series D, AMT, 6.45%, 7/1/14,
              Callable 1/1/06 @ 102, FHA........       1,173

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Idaho, continued:
 $ 1,750    Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series H, AMT, 6.05%, 7/1/14,
              Callable 1/1/07 @ 102, FHA/VA.....  $    1,744
     925    Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series E-2, AMT, 5.95%, 7/1/14,
              Callable 1/1/07 @ 101.50..........         923
      95    Housing Agency, Single Family
              Mortgage Revenue, Series E, AMT,
              6.30%, 7/1/24, Callable 1/1/03 @
              102...............................          94
                                                  ----------
                                                       5,110
                                                  ----------
Illinois (6.4%):
  12,410    Aurora, Multi-Family Housing
              Revenue, Covey Fox Valley
              Apartments Project, 5.30%,
              11/1/27, Callable 11/1/05
              @ 101.............................      12,283
     135    Aurora, Single Family Mortgage
              Revenue Refunding, Series B, AMT,
              8.05%, 9/1/25, GNMA/FHLMC.........         141
     620    Bolingbrook, Mortgage Revenue, Sub-
              Series 1, 0.00%, 1/1/11, Callable
              1/1/02 @ 53.10....................         290
   4,440    Chicago Metropolitan Housing
              Development Corp., Multi-Family
              Housing Revenue, Series A, 6.70%,
              7/1/12, Callable 7/1/02 @ 102.....       4,609
     575    Chicago, Residential Mortgage
              Revenue, Series B, 0.00%, 10/1/09,
              MBIA..............................         306
   2,000    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 5.60%,
              9/1/19, Callable 3/1/10 @ 102,
              GNMA/FNMA/FHLMC...................       2,006
     815    Chicago, Single Family Mortgage
              Revenue, Series B, AMT, 7.63%,
              9/1/27, Callable 6/15/06 @ 105,
              GNMA/FNMA/FHLMC...................         888
   2,995    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 7.00%,
              9/1/27, Callable 3/1/06 @ 105,
              GNMA/FNMA/FHLMC...................       3,137
   1,875    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 7.25%,
              9/1/28, Callable 9/1/07 @ 105,
              GNMA/FNMA/FHLMC...................       2,008

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
 $ 7,245    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 7.15%,
              9/1/31, Callable 3/1/10 @ 105,
              GNMA/FNMA/FHLMC...................  $    7,968
   1,195    Clay County, Hospital Revenue,
              5.70%, 12/1/18, Callable 12/1/08 @
              102...............................         981
   1,070    Clay County, Hospital Revenue,
              5.90%, 12/1/28, Callable 12/1/08 @
              102...............................         867
   1,000    Cook County Community High School
              District #219, Niles Township, GO,
              5.88%, 12/1/12, Callable 12/1/10
              @ 100, FGIC.......................       1,054
   2,660    Cook County Community High School
              District #219, Niles Township, GO,
              5.88%, 12/1/13, Callable 12/1/10
              @ 100, FGIC.......................       2,787
   2,265    Cook County, High School District
              #200, Oak Park, GO, 0.00%,
              12/1/12, Callable 12/1/11 @ 97.61,
              FSA...............................       1,126
     385    Danville, Single Family Mortgage
              Revenue Refunding, 7.30%, 11/1/10,
              Callable 11/1/03 @ 102............         394
   3,430    Development Finance Authority,
              Multi-Family Housing Revenue,
              Series A, 6.50%, 7/20/15, Callable
              7/20/10
              @ 105.............................       3,694
   4,465    Development Finance Authority,
              Multi-Family Housing Revenue,
              Series A, 6.60%, 7/20/21, Callable
              7/20/10
              @ 105.............................       4,766
   1,570    Freeport, Single Family Mortgage
              Revenue, 0.00%, 8/1/10, Callable
              10/1/01 @ 48.96...................         697
   2,000    Health Facilities Authority,
              Revenue, Victory Health Services,
              Series A, 5.38%, 8/15/16, Callable
              8/15/07
              @ 101.............................       1,742
     250    Housing Development Authority,
              Single Family Housing Revenue,
              Series A, AMT, 7.35%, 8/1/10,
              Callable 8/1/01 @ 102.............         255
   4,685    Moline, Mortgage Revenue, Sub-
              Series 1, 0.00%, 5/1/11, Callable
              5/1/02 @ 54.02....................       2,125
     505    Quincy, Single Family Mortgage
              Revenue Refunding, 6.88%, 3/1/10,
              Callable 3/1/04 @ 102.............         516

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
 $   225    Rock Island, Residential Mortgage
              Revenue Refunding, 7.70%, 9/1/08,
              Callable 9/1/02 @ 102.............  $      232
   7,000    Sports Facility Authority, Sports
              Facilities, Series A, AMT, 4.00%,
              6/15/03, MBIA.....................       6,749
   6,500    Student Assistance Community,
              Student Loan Revenue, Series UU,
              AMT, 5.15%, 9/1/03, Callable
              8/7/00
              @ 100.............................       6,525
   2,225    Winnebago County, School District
              #122, 0.00%, 1/1/12, FSA..........       1,185
                                                  ----------
                                                      69,331
                                                  ----------
Indiana (1.6%):
   1,000    South Bend Parking Revenue, 6.20%,
              1/1/08, Callable 7/1/00 @ 101.....       1,023
   3,500    State Housing Finance Authority,
              Single Family Mortgage Revenue,
              Series A-2, AMT, 6.45%, 7/1/14,
              Callable 7/1/05 @ 102, FHA/VA.....       3,553
     935    State Housing Finance Authority,
              Single Family Mortgage Revenue,
              Series D-1, 6.05%, 7/1/15,
              Callable 7/1/06 @ 102,
              GNMA/FNMA.........................         941
   3,820    State Housing Finance Authority,
              Single Family Mortgage Revenue,
              Series A-2, 5.15%, 7/1/17,
              Callable 1/1/08 @ 101.50,
              FNMA/GNMA.........................       3,531
     330    State Housing Finance Authority,
              Single Family Mortgage Revenue,
              Series B-2, AMT, 7.80%, 1/1/22,
              Callable 7/1/00 @ 102, GNMA.......         337
   3,130    State Toll Finance Authority, Toll
              Road Revenue, 6.00%, 7/1/15,
              Callable 7/1/00 @ 100.............       3,131
   5,000    Transportation Highway Finance
              Authority, Revenue, Series A,
              5.75%, 6/1/12, AMBAC..............       5,244
                                                  ----------
                                                      17,760
                                                  ----------
Iowa (0.4%):
     325    Davenport, Home Ownership Mortgage
              Revenue Refunding, 7.90%, 3/1/10,
              Callable 9/1/04 @ 102.............         333

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Iowa, continued:
 $   645    Finance Authority, Multi-Family
              Mortgage Revenue, Prestwick
              Apartments Project, AMT, 7.15%,
              12/1/09, FHA......................  $      667
   4,335    Finance Authority, Single Family
              Mortgage Revenue, 0.00%, 9/1/16,
              AMBAC.............................         726
     310    Finance Authority, Single Family
              Mortgage Revenue, AMT, 7.90%,
              11/1/22, GNMA.....................         317
   2,040    Finance Authority, Single Family
              Mortgage Revenue, Mortgage Backed
              Securities Program, Series C,
              6.40%, 7/1/19, Callable 1/1/05 @
              102, GNMA/FNMA....................       2,066
     760    Salix, PCR, Gas & Electric Project,
              5.75%, 6/1/03, Callable 12/1/00
              @ 100.............................         762
                                                  ----------
                                                       4,871
                                                  ----------
Kansas (1.6%):
     415    Ford County, Single Family Mortgage
              Revenue, Series A, 7.90%, 8/1/10,
              Callable 8/1/02 @ 103, FHA/VA.....         431
   1,110    Johnson County, Single Family
              Mortgage Revenue, 7.10%, 5/1/12,
              Callable 5/1/04 @ 103.............       1,151
     225    Labette County, Single Family
              Mortgage Revenue, Series A, 8.40%,
              12/1/11, Callable 6/1/03 @ 103....         232
     125    Olathe & Labette County, Single
              Family Mortgage Revenue, Series
              A-I, AMT, 8.10%, 8/1/23, Callable
              2/1/05 @ 105, GNMA................         134
   1,005    Olathe County, Multi-Family Housing
              Revenue, Series B, AMT, 5.80%,
              7/1/12, Callable 7/1/07 @ 101.....         984
   2,505    Olathe County, Multi-Family Housing
              Revenue, Series A, 5.75%, 7/1/12,
              Callable 7/1/07 @ 101.............       2,462
     235    Reno County, Single Family Mortgage
              Revenue, Series B, 8.70%, 9/1/11,
              Callable 9/1/01 @ 103.............         246
     250    Sedgwick & Shawnee County, Single
              Family Mortgage Revenue, Series
              B-1, 8.05%, 5/1/14, GNMA..........         259

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Kansas, continued:
 $   180    Sedgwick & Shawnee County, Single
              Family Mortgage Revenue, Series
              B-2, 7.80%, 5/1/14, Callable
              11/1/04 @ 103, GNMA...............  $      190
     325    Sedgwick & Shawnee County, Single
              Family Mortgage Revenue, Series
              C-2, 7.80%, 11/1/24, Callable
              11/1/04 @ 105, GNMA...............         347
  23,380    Sedgwick & Shawnee County, Single
              Family Revenue, Series A1, AMT,
              0.00%, 12/1/29, Callable 6/1/08 @
              31.41, GNMA.......................       3,770
   5,820    Sedgwick & Shawnee County, Single
              Family Revenue, Mortgage Backed
              Securities Program-A1, AMT, 5.50%,
              12/1/22, Callable 6/1/08 @ 105,
              GNMA..............................       6,077
     975    Shawnee County, Single Family
              Mortgage Revenue, 0.00%, 10/1/16,
              Callable 10/1/00 @ 20.03, MBIA....         186
   1,200    State Development Finance Authority,
              Multi-Family Housing Revenue,
              Series O, 6.50%, 6/20/34, Callable
              6/20/09 @ 104, GNMA...............       1,234
     480    Wichita, Single Family Mortgage
              Revenue, Series A, 7.10%, 9/1/09,
              Callable 3/1/03 @ 103.............         489
                                                  ----------
                                                      18,192
                                                  ----------
Kentucky (0.7%):
   1,150    Bowling Green, GO, 5.30%, 6/1/14,
              Callable 6/1/10 @ 101.............       1,140
   1,210    Bowling Green, GO, 5.30%, 6/1/15,
              Callable 6/1/10 @ 101.............       1,193
   1,275    Bowling Green, GO, 5.30%, 6/1/16,
              Callable 6/1/10 @ 101.............       1,247
   1,345    Bowling Green, GO, 5.30%, 6/1/17,
              Callable 6/1/10 @ 101.............       1,306
   1,415    Bowling Green, GO, 5.30%, 6/1/18,
              Callable 6/1/10 @ 101.............       1,366
     135    Housing Corp., Single Family Housing
              Revenue, Series D, AMT, 6.13%,
              7/1/22, Callable 7/1/04 @ 102,
              FHA/ VA...........................         136
   1,275    Meade County, PCR, Olin Corp.
              Project, 6.00%, 7/1/07, Callable
              7/1/00 @ 100......................       1,276
                                                  ----------
                                                       7,664
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Louisiana (3.6%):
 $   900    Calcasieu Parish Public
              Transportation, Single Family
              Mortgage Revenue, Series B, 0.00%,
              5/1/13, Callable 11/1/02 @
              48.73.............................  $      365
   1,135    Greater Baton Rouge Parking
              Authority, Sales & Use Tax, 6.38%,
              7/1/03, Callable 7/1/00 @ 100.....       1,136
     485    Housing Finance Agency, Single
              Family Mortgage Revenue, Series A,
              AMT, 7.80%, 12/1/26, Callable
              6/1/05 @ 105, AMBAC...............         521
     185    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              D-2, AMT, 8.00%, 6/1/27, Callable
              12/1/06 @ 102, GNMA/FNMA..........         194
      20    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B-2, AMT, 6.75%, 12/1/28, Callable
              6/1/07 @ 102, GNMA/FNMA...........          21
     490    Iberia Home Mortgage Authority,
              Single Family Mortgage Revenue
              Refunding, 7.38%, 1/1/11, Callable
              7/1/03 @ 103......................         509
   1,750    Jefferson Parish Home Mortgage
              Authority, Single Family Mortgage
              Revenue, Series D-1, 7.50%,
              6/1/26, Callable 6/1/10 @ 105,
              GNMA/ FNMA........................       1,915
   2,185    Jefferson Parish Home Mortgage
              Authority, Single Family Mortgage
              Revenue, Series C-1, 7.00%,
              6/1/29, Callable 6/1/10 @ 105,
              GNMA/ FNMA........................       2,392
   4,650    Lake Charles Harbor & Term,
              Distribution Port Facilities
              Revenue, Trunkline Lending Co.
              Project, 7.75%, 8/15/22, Callable
              8/15/02 @ 103.....................       4,979
   2,000    Lake Charles Harbor & Term,
              Distribution Revenue, Reynolds
              Metals Co. Project, 5.50%, 5/1/06,
              Callable 12/15/02 @ 101...........       1,991
   2,000    New Orleans, GO, 5.50%, 12/1/18,
              FGIC..............................       1,985
  10,500    Public Facilities Authority,
              Multi-Family Housing Revenue,
              8.00%, 11/1/05, Callable 11/1/00 @
              100...............................      10,503
   3,890    Public Facilities Authority,
              Multi-Family Housing Revenue,
              7.75%, 11/1/16, Callable 11/1/01 @
              102...............................       4,062

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $   665    Public Facilities Authority, Single
              Family Mortgage Revenue, Series C,
              8.45%, 12/1/12, Callable 10/1/01 @
              103, FHA/VA.......................  $      679
      31    Public Facilities Authority, Single
              Family Mortgage Revenue, 7.50%,
              10/1/15, Callable 6/1/02 @ 103....          32
   3,095    Shreveport, GO, Series A, 6.00%,
              5/1/09, FGIC......................       3,303
   5,975    St. Tammany Public Trust Financing
              Authority, Revenue, Christwood
              Project, 5.70%, 11/15/18, Callable
              11/15/08 @ 102....................       4,898
                                                  ----------
                                                      39,485
                                                  ----------
Maine (0.4%):
     810    State Housing Authority, Single
              Family Housing Revenue, Series I,
              AMT, 0.00%, 11/1/10, Callable
              11/1/06 @ 80.21...................         458
     535    State Housing Authority, Single
              Family Housing Revenue, Series I,
              AMT, 0.00%, 11/1/11, Callable
              11/1/06 @ 75.35...................         284
   1,505    State Housing Authority, Single
              Family Housing Revenue, Series C,
              AMT, 6.10%, 11/15/16, Callable
              11/15/06 @ 102....................       1,526
   2,500    State Housing Authority, Single
              Family Housing Revenue, Series
              B-1, 6.05%, 11/15/16, Callable
              11/15/05 @ 102, AMBAC.............       2,545
                                                  ----------
                                                       4,813
                                                  ----------
Maryland (1.3%):
   1,140    Baltimore County, Multi-Family
              Housing Revenue, Series A, 0.00%,
              9/1/24, Callable 9/1/07 @ 40.55,
              FHA...............................         259
   2,600    Baltimore Port Facilities Revenue,
              6.50%, 12/1/10, Callable 6/1/02 @
              103...............................       2,741
   7,610    Prince Georges County Housing
              Authority, Multi-Family Housing
              Revenue, Foxglenn Apartments,
              Series A, AMT, 0.00%, 5/20/22,
              Callable 7/21/00 @ 29.01, GNMA....       2,202

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Maryland, continued:
 $ 5,460    Prince Georges County Housing
              Authority, Residual Revenue,
              0.00%, 11/1/20....................  $    1,492
   2,020    State Community Development
              Administration, Single Family
              Housing Revenue, 3rd Series, AMT,
              4.10%, 4/1/03.....................       1,969
   1,240    State Community Development, Multi-
              Family Housing Revenue, Series E,
              AMT, 6.85%, 5/15/25, Callable
              5/15/04 @ 102, GNMA/FHA...........       1,285
   3,900    Washington Suburban Sanitation
              District, GO, 2nd Series, 6.40%,
              1/1/08, Callable 1/1/02 @ 102.....       4,060
                                                  ----------
                                                      14,008
                                                  ----------
Massachusetts (1.9%):
   3,635    Educational Financing Authority,
              Education Loan Revenue, Issue E --
              Series A, AMT, 3.90%, 7/1/03,
              AMBAC.............................       3,491
   3,860    State Health & Educational
              Facilities Authority, Revenue,
              Partners Healthcare System, Series
              B, 4.05%, 7/1/04..................       3,625
   3,550    State Housing Finance Agency, Multi-
              Family Housing Revenue, Series A,
              6.38%, 4/1/21, Callable 4/1/03
              @ 102.............................       3,592
   1,000    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              21, AMT, 7.13%, 6/1/25, Callable
              6/1/02 @ 102......................       1,026
   1,590    State Industrial Finance Agency,
              Revenue, University Commons,
              6.55%, 8/1/18, Callable 2/1/08 @
              105,
              FHA...............................       1,656
   2,000    State Industrial PCR, Eastern Edison
              Co. Project, 5.88%, 8/1/08,
              Callable 8/1/03 @ 102.............       1,984
   6,215    State Port Authority, Revenue,
              Series B, AMT, 4.35%, 7/1/04,
              FSA...............................       6,028
                                                  ----------
                                                      21,402
                                                  ----------
Michigan (1.7%):
   6,000    Detroit Development, Tax Increment,
              Series A, 5.38%, 5/1/18, Callable
              5/1/07 @ 101.50...................       5,633

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $   855    State Housing Development Authority,
              Home Improvement Revenue, Series
              B, AMT, 7.65%, 12/1/12, Callable
              12/1/01 @ 100, FHA/VA.............  $      874
   7,940    State Housing Development Authority,
              Single Family Housing Revenue,
              AMT, 6.30%, 6/1/27, Callable
              12/1/05 @ 102.....................       8,004
   4,845    Wayne Charter County Airport,
              Revenue, Series A, AMT, 4.30%,
              12/1/03, MBIA.....................       4,718
                                                  ----------
                                                      19,229
                                                  ----------
Minnesota (0.9%):
   1,000    Anoka County Solid Waste Disposal
              Revenue, Bational Rural Utility,
              Series A, AMT, 6.95%, 12/1/08,
              Callable 12/1/00 @ 102............       1,029
   1,200    Maplewood, Multi-Family Housing
              Revenue, 6.50%, 9/1/24, Callable
              9/1/04 @ 102, FHA.................       1,256
   1,625    Minneapolis Community Development
              Agency, Multi-Family Housing
              Revenue, Riverside Homes Project,
              6.10%, 9/1/19, Callable 9/1/09 @
              102...............................       1,563
   2,950    Minneapolis, Mortgage Revenue,
              0.00%, 10/1/12, Callable 10/1/05 @
              100...............................       1,318
   2,000    Northern Municipal Power Agency,
              Electric Systems Revenue, Series
              A, 5.00%, 1/1/21, Callable 1/01/01
              @ 100, MBIA.......................       1,815
   2,975    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series A,
              5.75%, 7/1/18, Callable 7/1/09 @
              100...............................       2,936
                                                  ----------
                                                       9,917
                                                  ----------
Mississippi (1.5%):
   1,440    Higher Education Assistance Corp.,
              Student Loan Revenue, Series C,
              AMT, 6.50%, 7/1/04, Callable
              7/1/02 @ 102, GSL.................       1,499
   1,000    Higher Education Assistance Corp.,
              Student Loan Revenue, Series C,
              AMT, 6.60%, 1/1/05, Callable
              7/1/02 @ 102, GSL.................       1,041

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Mississippi, continued:
 $   600    Higher Education Assistance Corp.,
              Student Loan Revenue, Series C,
              AMT, 6.05%, 9/1/07, Callable
              9/1/02 @ 102, GSL.................  $      604
    575    Home Corp., Single Family Mortgage
              Revenue, Access Program, Series F,
              AMT, 7.10%, 12/1/10, Callable
              12/1/04 @ 103, GNMA...............         566
   1,500    Home Corp., Single Family Mortgage
              Revenue, Access Program, Series B,
              AMT, 7.90%, 3/1/25, Callable
              3/1/05 @ 106, GNMA................       1,599
   1,985    Home Corp., Single Family Mortgage
              Revenue, Access Program, Series F,
              AMT, 7.55%, 12/1/27, Callable
              12/1/06 @ 105, FNMA/GNMA..........       2,146
   1,595    Hospital Equipment & Facilities,
              Revenue, Rush Medical Foundation
              Project, Series A, 5.40%,
              1/1/07............................       1,521
     745    Housing Finance Corp., Single Family
              Mortgage Revenue, Mortgage Backed
              Securities Program, AMT, 8.25%,
              10/15/18, FGIC....................         761
   5,000    Jackson Redevelopment Authority
              Urban Renewal, Revenue, Jackson
              Medical Mall Foundation Project,
              Series A, 4.60%, 11/1/12, Callable
              11/1/02 @ 100, LOC: Bank One
              Louisiana.........................       4,832
     690    Region IV Finance Corp., Inc.,
              Mortgage Revenue, Greentree
              Apartments, Series A, 6.10%,
              8/1/15, Callable 8/1/01 @ 100.....         690
   1,565    Region IV Finance Corp., Inc.,
              Mortgage Revenue, Greentree
              Apartments, Series A, 6.45%,
              8/1/22, Callable 8/1/01 @ 100.....       1,566
                                                  ----------
                                                      16,825
                                                  ----------
Missouri (1.9%):
   2,480    Kansas City, IDA, Multi-Family
              Housing Revenue, Coves North
              Duplexes Project, 5.60%, 9/1/25,
              FNMA..............................       2,538
   1,750    Kansas City, IDA, Multi-Family
              Housing Revenue, Village Green
              Apartments Project, AMT, 6.25%,
              4/1/30, Callable 4/1/08 @ 102.....       1,597

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Missouri, continued:
 $ 5,000    St. Charles County, IDA,
              Multi-Family Housing Revenue,
              Vanderbilt Apartments, 5.00%,
              2/1/29, Callable 2/1/07 @ 101.....  $    4,748
   1,405    St. Louis County, IDA, Nursing Home
              Revenue, GNMA Mortgage Backed,
              Mary Queen Project, 7.13%,
              3/20/23, Callable 9/20/01 @ 102,
              GNMA..............................       1,444
   1,750    State Housing Development, Single
              Family Mortgage Revenue, Series B,
              AMT, 6.15%, 3/1/20, Callable
              3/1/10 @ 100, GNMA/FNMA...........       1,765
     875    State Housing Development, Single
              Family Mortgage Revenue, Series A,
              AMT, 7.38%, 8/1/23, Callable
              2/1/01 @ 102, GNMA................         894
   3,020    State Housing Development, Single
              Family Mortgage Revenue, Series C,
              AMT, 7.25%, 9/1/26, Callable
              3/1/06 @ 105, GNMA................       3,243
   1,465    State Housing Development, Single
              Family Mortgage Revenue, Series A,
              AMT, 7.20%, 9/1/26, Callable
              9/1/06 @ 105, GNMA/FNMA...........       1,535
   1,505    State Housing Development, Single
              Family Mortgage Revenue, Series D,
              AMT, 7.10%, 9/1/27, Callable
              1/1/07 @ 102, GNMA/FNMA...........       1,549
   2,000    University City, Multi-Family
              Housing Revenue, 7.38%, 3/1/21....       2,144
                                                  ----------
                                                      21,457
                                                  ----------
Montana (2.8%):
   3,900    Forsyth, PCR, Portland General
              Electric Co., Series A, 4.60%,
              5/1/33............................       3,779
   2,000    State Board Housing, Single Family
              Housing Revenue, Series A-2, AMT,
              6.05%, 12/1/12, Callable 12/1/06 @
              102, FHA/VA.......................       2,000
   4,525    State Board Housing, Single Family
              Housing Revenue, AMT, 4.63%,
              6/1/31, Callable 6/1/08 @ 101,
              FHA/ VA...........................       4,431
   1,275    State Long Range Building, GO,
              Series C, 5.00%, 8/1/00...........       1,276
     480    State Long Range Building, GO,
              Series C, 5.00%, 8/1/01...........         483
     510    State Long Range Building, GO,
              Series C, 5.25%, 8/1/02...........         517

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Montana, continued:
 $   545    State Long Range Building, GO,
              Series C, 5.25%, 8/1/03...........  $      554
     580    State Long Range Building, GO,
              Series C, 5.25%, 8/1/04...........         592
     720    State Long Range Building, GO,
              Series C, 5.25%, 8/1/08...........         737
     700    State Long Range Building, GO,
              Series C, 5.05%, 8/1/10...........         702
     845    State Long Range Building, GO,
              Series C, 5.10%, 8/1/11, Callable
              8/1/10 @ 100......................         846
     890    State Long Range Building, GO,
              Series C, 5.15%, 8/1/12, Callable
              8/1/10 @ 100......................         891
     940    State Long Range Building, GO,
              Series C, 5.25%, 8/1/13, Callable
              8/1/10 @ 100......................         942
     995    State Long Range Building, GO,
              Series C, 5.30%, 8/1/14, Callable
              8/1/10 @ 100......................         997
   1,050    State Long Range Building, GO,
              Series C, 5.35%, 8/1/15, Callable
              8/1/10 @ 100......................       1,052
   1,115    State Long Range Building, GO,
              Series C, 5.40%, 8/1/16, Callable
              8/1/10 @ 100......................       1,117
   1,180    State Long Range Building, GO,
              Series C, 5.45%, 8/1/17, Callable
              8/1/10 @ 100......................       1,181
   1,245    State Long Range Building, GO,
              Series C, 5.45%, 8/1/18, Callable
              8/1/10 @ 100......................       1,246
   1,320    State Long Range Building, GO,
              Series C, 5.55%, 8/1/19, Callable
              8/1/10 @ 100......................       1,322
   1,625    State, GO, Series C, 5.00%, 8/1/07,
              Callable 8/1/05 @ 100.............       1,636
   2,135    State, GO, Series C, 5.00%, 8/1/08,
              Callable 8/1/05 @ 100.............       2,143
   2,250    State, GO, Series D, 5.00%, 8/1/09,
              Callable 8/1/05 @ 100.............       2,254
                                                  ----------
                                                      30,698
                                                  ----------
Nebraska (0.7%):
   4,730    Investment Finance Authority, Single
              Family Housing Revenue, Series D,
              AMT, 4.90%, 9/1/27, Callable
              9/1/07 @ 101.50,
              GNMA/FNMA/FHLMC...................       4,650

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Nebraska, continued:
 $   160    Investment Finance Authority, Single
              Family Mortgage Revenue, Mortgage
              Backed Securities Program, Series
              D, AMT, 6.35%, 3/15/06, Callable
              9/15/02 @ 102, GNMA...............  $      162
   3,000    Lancaster County, IDR,
              Archer-Daniels-Midland Co.
              Project, 5.90%, 11/1/07, Callable
              11/1/00 @ 100.....................       3,023
                                                  ----------
                                                       7,835
                                                  ----------
Nevada (2.0%):
     995    Clark County Housing Finance Corp.,
              Mortgage Revenue, Highland
              Village, 5.80%, 2/1/15, Callable
              2/1/03 @ 100, FHA.................         997
   3,005    Clark County Housing Finance Corp.,
              Mortgage Revenue, Highland
              Village, 6.15%, 2/1/24, Callable
              2/1/03 @ 100, FHA.................       3,010
   1,825    Housing Division, Single Family
              Housing Revenue, Issue C, AMT,
              6.35%, 10/1/13, Callable 4/1/05 @
              102, FHA/VA.......................       1,846
     550    Housing Division, Single Family
              Housing Revenue, Series B-2, AMT,
              7.90%, 10/1/21, Callable 4/1/01 @
              101, FHA/VA.......................         559
     660    Housing Division, Single Family
              Mortgage Revenue, Sub-Series B-1,
              AMT, 6.00%, 4/1/10, Callable
              4/1/07 @ 102......................         654
   1,300    Housing Division, Single Family
              Mortgage Revenue, Series C, AMT,
              6.60%, 4/1/14, Callable 4/1/06 @
              102, FHA/VA.......................       1,312
   1,995    Housing Division, Single Family
              Mortgage Revenue, Series A-2, AMT,
              5.20%, 10/1/18, Callable 4/1/09 @
              101, FHA..........................       1,787
     300    Housing Division, Single Family
              Mortgage Revenue, Series C-2, AMT,
              5.80%, 4/1/21, Callable 10/1/09 @
              100...............................         288

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Nevada, continued:
 $   950    Housing Division, Single Family
              Housing Revenue, Sub-Series A-1,
              AMT, 5.20%, 4/1/11, Callable
              4/1/08 @ 101.50...................  $      922
  10,000    Washoe County, Water Facilities
              Revenue, Sierra Pacific Power,
              AMT, 6.65%, 6/1/17, Callable
              12/1/02 @ 102, MBIA...............      10,524
                                                  ----------
                                                      21,899
                                                  ----------
New Hampshire (0.6%):
   7,000    Higher Educational & Health
              Facilities, Frisbie Memorial
              Hospital, 6.13%, 10/1/13, Callable
              10/1/03 @ 102.....................       6,501
                                                  ----------
New Mexico (1.3%):
   1,000    Educational Assistance Foundation,
              Student Loan Program, Sub-Series
              A-2, AMT, 6.20%, 11/1/08, Callable
              11/1/06 @ 102, GSL................       1,037
     600    Educational Assistance Foundation,
              Student Loan Program, Sub-Series
              A-2, AMT, 6.30%, 11/1/09, Callable
              11/1/06 @ 102, GSL................         626
     340    Hobbs, Single Family Mortgage
              Revenue Refunding, 8.75%, 7/1/11,
              Callable 7/1/02 @ 103.............         369
     115    Las Cruces, Housing Development
              Corp., Multi-Family Mortgage
              Revenue, Sub-Series B, 9.00%,
              10/1/03...........................         115
   1,140    Las Cruces, Housing Development
              Corp., Multi-Family Mortgage
              Revenue, Series A, 6.40%, 10/1/19,
              Callable 4/1/03 @ 102.............       1,150
     990    Mortgage Finance Authority, Single
              Family Mortgage Program, Revenue,
              Series A-2, AMT, 6.05%, 7/1/16,
              Callable 7/1/07 @ 102, FNMA/
              GNMA/FHLMC........................         981
   1,105    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series
              A-2, 6.90%, 7/1/24, Callable
              7/1/02 @ 102......................       1,127

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
New Mexico, continued:
 $   455    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series H,
              AMT, 6.45%, 7/1/25, Callable
              1/1/06 @ 102, GNMA/FNMA...........  $      459
   2,765    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series
              A-2, AMT, 6.00%, 1/1/29, Callable
              1/1/08 @ 102, FNMA/ GNMA/FHLMC....       2,847
   1,375    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series
              A-2, AMT, 4.60%, 9/1/29, Callable
              9/1/08 @ 102, FNMA/ GNMA..........       1,332
   2,500    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series
              E-2, AMT, 6.80%, 3/1/31, Callable
              9/1/09 @ 102.50, GNMA/
              FNMA/FHLMC........................       2,647
   2,105    Santa Fe Civic Housing Authority,
              Inc., Multi-Family Housing
              Revenue, Series A, AMT, 5.35%,
              8/1/19, Callable 8/1/08 @ 100,
              FSA...............................       1,953
                                                  ----------
                                                      14,643
                                                  ----------
New York (1.5%):
  12,000    Kiryas Joel Housing Authority,
              Multi-Family Housing Revenue,
              Kiryas Timurim Project, 6.50%,
              7/1/32, Putable 12/31/00 @ 100....      11,999
   2,155    New York City Housing Development
              Corp., Multi-Family Housing
              Revenue, Series D, 5.50%, 11/1/19,
              Callable 11/1/06 @ 101............       2,028
   3,000    New York, N.Y., GO, Series A, 5.25%,
              8/1/10, Callable 8/1/07 @ 101,
              MBIA..............................       3,036
                                                  ----------
                                                      17,063
                                                  ----------
North Carolina (0.4%):
   2,155    Eastern Municipal Power Agency,
              Revenue, Series A, 6.00%, 1/1/26,
              Callable 1/1/01 @ 100.............       2,007
   1,500    Haywood County, Industrial
              Facilities & Pollution Revenue,
              Champion International Corp.
              Project, AMT, 6.25%, 9/1/25,
              Callable 9/1/05
              @ 102.............................       1,432

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
North Carolina, continued:
 $   430    Municipal Power Agency #1, Catawba
              Electric Revenue, Series B, 6.00%,
              1/1/20, Callable 1/1/01 @ 100.....  $      407
     295    Municipal Power Agency #1, Catawba
              Electric Revenue, Series B, 6.00%,
              1/1/20, Callable 1/1/01 @ 100,
              MBIA..............................         295
                                                  ----------
                                                       4,141
                                                  ----------
North Dakota (0.2%):
     180    State Housing Finance Agency,
              Housing Finance Program Revenue,
              Series A, AMT, 7.40%, 7/1/15,
              Callable 1/1/05 @ 102.............         184
   1,425    State Housing Finance Agency,
              Housing Finance Program Revenue,
              Series A, AMT, 6.00%, 7/1/17,
              Callable 1/1/07 @ 102.............       1,442
     515    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series A,
              AMT, 8.38%, 7/1/21, FHA...........         524
                                                  ----------
                                                       2,150
                                                  ----------
Ohio (2.9%):
   4,500    Akron, Municipal Baseball Stadium,
              Certificates of Participation,
              0.00%, 12/1/16, Callable 12/1/06 @
              102...............................       4,294
     825    Cleveland, Non Tax Stadium Revenue,
              Series A, 0.00%, 12/1/07, Callable
              6/11/07 @ 97.36, AMBAC............         542
     810    Cleveland, Non Tax Stadium Revenue,
              Series B, 0.00%, 12/1/08, Callable
              6/11/07 @ 91.99, AMBAC............         503
     820    Cleveland, Non Tax Stadium Revenue,
              Series A, 0.00%, 12/1/10, Callable
              6/11/07 @ 82.13, AMBAC............         454
     815    Cleveland, Non Tax Stadium Revenue,
              Series B, 0.00%, 12/1/11, Callable
              6/11/07 @ 77.61, AMBAC............         427
     820    Cleveland, Non Tax Stadium Revenue,
              Series A, 0.00%, 12/1/13, Callable
              6/11/07 @ 69.29, AMBAC............         382
     815    Cleveland, Non Tax Stadium Revenue,
              Series B, 0.00%, 12/1/14, Callable
              6/11/07 @ 65.47, AMBAC............         354
     820    Cleveland, Non Tax Stadium Revenue,
              Series A, 0.00%, 12/1/16, Callable
              6/11/07 @ 58.45, AMBAC............         312

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $   815    Cleveland, Non Tax Stadium Revenue,
              Series B, 0.00%, 12/1/17, Callable
              6/11/07 @ 55.23, AMBAC............  $      289
     820    Cleveland, Non Tax Stadium Revenue,
              Series A, 0.00%, 12/1/19, Callable
              6/11/07 @ 49.31, AMBAC............         255
     810    Cleveland, Non Tax Stadium Revenue,
              Series B, 0.00%, 12/1/20, Callable
              6/11/07 @ 46.59, AMBAC............         236
   1,000    Dayton Special Facilities Air
              Freight, Revenue, Series F, 6.05%,
              10/1/09...........................       1,004
   1,500    Dayton Special Facilities Air
              Freight, Revenue, Series E, 6.05%,
              10/1/09...........................       1,505
     650    East Liverpool, Hospital Authority,
              Series B, 8.13%, 10/1/11, Callable
              10/1/01 @ 102.....................         673
   1,500    Franklin County Health Care
              Facilities, Revenue, 5.40%,
              12/20/09..........................       1,499
   2,470    Franklin County, Multi-Family
              Housing Revenue, Series B, 6.40%,
              11/1/35, Callable 11/1/08 @ 102...       2,226
   1,825    Hamilton County, Sewer System
              Revenue, Series A, 5.55%, 12/1/18,
              Callable 6/1/10 @ 101, MBIA.......       1,818
   2,335    Housing Finance Agency, Mortgage
              Revenue, Series B, AMT, 4.65%,
              9/1/20, Callable 9/1/08 @ 101,
              GNMA..............................       2,280
   3,295    Housing Finance Agency, Mortgage
              Revenue, Series A-2, AMT, 6.38%,
              3/1/25, Callable 9/1/04 @ 102,
              GNMA..............................       3,349
   5,250    Mahoning Valley, District Water
              Revenue, 7.75%, 5/15/14, Callable
              5/15/04 @ 102.....................       5,850
   1,000    State Mortgage, Revenue, 6.20%,
              8/1/17, Callable 8/1/06 @ 102,
              FHA...............................       1,032
   3,415    Water Development Authority, Solid
              Waste Disposal Revenue, AMT, 6.45%
              9/1/20, Callable 9/1/05 @ 102.....       3,387
                                                  ----------
                                                      32,671
                                                  ----------
Oklahoma (1.1%):
   2,747    Canadian County Partners Trust,
              5.10%, 8/1/23.....................       2,677

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Oklahoma, continued:
 $ 1,000    Development Finance Authority,
              Oklahoma University, Series A,
              5.45%, 7/1/10, Callable 7/1/05 @
              101,
              FSA...............................  $    1,022
   2,000    Housing Finance Agency, Multi-Family
              Housing Revenue, Series A-3,
              5.50%, 11/1/25, Callable 5/1/05 @
              100, FNMA.........................       2,032
   5,805    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B-1, 0.00%, 3/1/29, Callable
              9/1/08 @ 33.37....................         962
   2,315    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Homeownership Loan Program, Series
              B-2, AMT, 7.63%, 9/1/26, Callable
              3/1/06
              @ 105.............................       2,456
   2,530    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Homeownership Loan Program, Series
              A, 7.05%, 9/1/26, Callable 9/1/06
              @ 105, GNMA.......................       2,661
                                                  ----------
                                                      11,810
                                                  ----------
Oregon (3.3%):
   2,280    Clackamas County School District
              #62, Oregon City, GO, Series C,
              5.50%, 6/15/09....................       2,372
   2,215    Clackamas County School District
              #62, Oregon City, GO, Series C,
              5.50%, 6/15/10....................       2,304
   2,395    Clackamas County School District
              #62, Oregon City, GO, Series C,
              6.00%, 6/15/11, Callable 6/15/10 @
              100...............................       2,576
   3,520    Clackamas County School District
              #62, Oregon City, GO, Series C,
              6.00%, 6/15/12, Callable 6/15/10 @
              100...............................       3,772
   3,920    Clackamas County School District
              #62, Oregon City, GO, Series C,
              6.00%, 6/15/13, Callable 6/15/10 @
              100...............................       4,175
   1,610    Lane & Douglas Counties School
              District #045J3, South Lane School
              District, GO, 6.00%, 6/15/13,
              Callable 6/15/10 @ 100............       1,706
   1,000    Lane & Douglas Counties School
              District #045J3, South Lane School
              District, GO, 6.00%, 6/15/14,
              Callable 6/15/10 @ 100............       1,055

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Oregon, continued:
 $ 1,100    Lane & Douglas Counties School
              District #045J3, South Lane School
              District, GO, 6.00%, 6/15/15,
              Callable 6/15/10 @ 100............  $    1,155
   1,230    Lane & Douglas Counties School
              District #045J3, South Lane School
              District, GO, 6.00%, 6/15/16,
              Callable 6/15/10 @ 100............       1,284
   1,375    Lane & Douglas Counties School
              District #045J3, South Lane School
              District, GO, 6.00%, 6/15/17,
              Callable 6/15/10 @ 100............       1,429
   1,525    Lane & Douglas Counties School
              District #045J3, South Lane School
              District, GO, 6.00%, 6/15/18,
              Callable 6/15/10 @ 100............       1,580
   1,870    Lane & Douglas Counties School
              District #045J3, South Lane School
              District, GO, 6.00%, 6/15/20,
              Callable 6/15/10 @ 100............       1,923
   2,170    Marion County, Housing Authority,
              Revenue, Elliott Residence, AMT,
              7.50%, 10/20/37, Callable 10/20/06
              @ 105, GNMA.......................       2,410
   5,000    Port Morrow, PCR, Portland General
              Electric Co., Series A, 4.60%,
              5/1/33............................       4,860
   1,545    Portland Housing Authority, Multi-
              Family Housing Revenue, Berry
              Ridge Project, AMT, 6.13%,
              5/1/17, Callable 5/1/07 @ 100,
              LOC: U.S. National Bank of
              Oregon............................       1,554
   1,000    Portland Housing Authority, Multi-
              Family Housing Revenue, Berry
              Ridge Project, AMT, 6.30%, 5/1/29,
              Callable 5/1/07 @ 100, LOC: U.S.
              National Bank of Oregon...........       1,004
   1,200    Washington County Housing Authority,
              Multi-Family Housing Revenue,
              Tualatin Meadows Project, AMT,
              5.13%, 11/1/09, FNMA..............       1,178
                                                  ----------
                                                      36,337
                                                  ----------
Pennsylvania (1.1%):
   1,280    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              47, AMT, 6.75%, 10/1/08...........       1,399

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
 $ 1,365    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              47, AMT, 6.75%, 10/1/09...........  $    1,504
   1,455    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              47, AMT, 6.75%, 10/1/10...........       1,608
   1,000    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              62A, AMT, 5.50%, 10/1/22, Callable
              6/4/08 @ 101.50...................         930
   1,725    Philadelphia Gas Works, 14th Series,
              6.38%, 7/1/14, Prerefunded 7/1/03
              @ 102.............................       1,753
   2,000    Philadelphia Water & Waste Revenue,
              5.65%, 06/15/12, Callable 6/15/03
              @ 102, FGIC.......................       2,069
     705    Pittsburgh, Urban Redevelopment
              Authority, Multi-Family Housing
              Revenue, Sidney Square Project,
              Series A, AMT, 6.10%, 9/1/10,
              Callable 9/1/06 @ 102, GNMA.......         718
   2,000    Pittsburgh, Urban Redevelopment,
              Revenue, Series A, AMT, 5.15%,
              4/1/21, Callable 4/1/09 @ 100.....       1,979
                                                  ----------
                                                      11,960
                                                  ----------
Rhode Island (0.6%):
   3,195    Housing & Mortgage Finance Corp.,
              Multi-Family Housing Revenue,
              Rental Housing Program, Series B,
              7.95%, 10/1/20, Callable 10/1/00 @
              101...............................       3,265
     500    Housing & Mortgage Finance Corp.,
              Single Family Housing Revenue,
              Home Ownership Opportunity, Series
              15-B, 6.00%, 10/1/04, Callable
              4/1/04 @ 102, MBIA................         511
   2,630    Housing & Mortgage Finance Corp.,
              Single Family Housing Revenue,
              Home Ownership Opportunity, Series
              21-C, AMT, 6.15%, 4/1/17, Callable
              10/1/06 @ 102.....................       2,630
                                                  ----------
                                                       6,406
                                                  ----------
South Carolina (0.6%):
   2,450    Piedmont, Municipal Power Agency,
              Electric Revenue Refunding, Series
              A, 6.55%, 1/1/16, Callable 1/1/01
              @ 100.............................       2,413

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
South Carolina, continued:
 $ 1,265    Piedmont, Municipal Power Agency,
              Electric Revenue Refunding, Series
              A, 6.60%, 1/1/21, Callable 1/1/01
              @ 100.............................  $    1,236
     610    Resource Authority, Local Government
              Program Revenue, Series A, 7.25%,
              6/1/20, Callable 6/1/01 @
              101.50............................         623
   2,500    State Public Services, Revenue,
              Series A, 5.75%, 1/1/14, Callable
              1/1/10 @ 101, MBIA................       2,576
                                                  ----------
                                                       6,848
                                                  ----------
South Dakota (0.4%):
   4,750    Education Loans, Inc., Student Loan
              Revenue, Series 1K, AMT, 5.60%,
              6/1/20, Callable 6/1/08 @ 102,
              GSL...............................       4,439
     270    Housing Development Authority,
              Single Family Housing Revenue,
              Homeowner Mortgage, Series D-1,
              AMT, 6.80%, 5/1/12, Callable
              5/1/03 @ 102......................         283
                                                  ----------
                                                       4,722
                                                  ----------
Tennessee (0.7%):
     910    Bristol, Industrial Development
              Board, Multi-Family Housing
              Revenue, Shelby Heights Apartments
              Project, Series 97, 6.10%, 3/1/12,
              Callable 3/1/07 @ 101.............         923
   1,750    Housing Development Agency, Single
              Family Housing Revenue,
              Homeownership Program, Series 3,
              AMT, 5.30%, 7/1/10, Callable
              1/1/09 @ 101......................       1,727
   2,000    Housing Development Agency, Single
              Family Housing Revenue,
              Homeownership Program, Series T,
              AMT, 7.38%, 7/1/23, Callable
              7/1/01 @ 102......................       2,027
     665    La Follette, Housing Development
              Corp., Multi-Family Housing
              Revenue Refunding, Series A,
              6.25%, 1/1/16, Callable 7/1/05 @
              102, MBIA.........................         684

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Tennessee, continued:
 $   380    La Follette, Housing Development
              Corp., Multi-Family Housing
              Revenue Refunding, Series A,
              6.38%, 1/1/20, Callable 7/1/05 @
              102, MBIA.........................  $      392
   1,444    Memphis, Health, Educational &
              Housing, Multi-Family Housing
              Revenue Refunding, 7.38%, 1/20/27,
              Callable 1/20/02 @ 103, GNMA......       1,523
                                                  ----------
                                                       7,276
                                                  ----------
Texas (9.1%):
     955    Beaumont, Housing Finance Corp.,
              Single Family Mortgage Revenue
              Refunding, 9.20%, 3/1/12, Callable
              9/1/01 @ 103......................       1,076
   1,765    Bexar County, Housing Finance Corp.,
              Residential Revenue, Capital
              Appreciation, GO, 0.00%, 3/1/15,
              Callable 9/1/03 @ 49.36...........         715
   3,380    Central Housing Finance Corp.,
              Single Family Mortgage Revenue,
              GNMA Mortgage Program, AMT, 8.20%,
              4/1/22, GNMA/FHA/VA...............       3,523
     920    Dallas County, Housing Finance
              Corp., Single Family Mortgage
              Revenue, 0.00%, 1/1/17, FGIC......         182
     363    El Paso, Housing Finance Corp.,
              Single Family Mortgage Revenue
              Refunding, Series A, 8.75%,
              10/1/11, Callable 4/1/01 @ 103,
              FHA/VA............................         398
   4,000    El Paso, Independent School
              District, GO, 0.00%, 8/15/12,
              Callable 8/15/08 @ 80.49..........       2,007
   3,650    Fort Bend County Industrial
              Development Corp., PCR, Frito Lay,
              Inc. Project, 4.65%, 10/1/11,
              ETM...............................       3,650
   1,905    Fort Worth, Housing Finance Corp.,
              Home Mortgage Revenue Refunding,
              Series A, 8.50%, 10/1/11, Callable
              10/1/01 @ 103.....................       1,983
     815    Galveston, Property Finance
              Authority, Single Family Mortgage
              Revenue Refunding, Series A,
              8.50%, 9/1/11, Callable 9/1/01 @
              103...............................         878
   4,050    Harris County, Port Houston
              Authority, GO, Series A, AMT,
              3.80%, 10/1/03....................       3,853
   3,345    Harris County, Sports Authority,
              Special Revenue, Series B, 0.00%,
              11/15/11, Callable 11/15/08 @
              85.80.............................       1,767

Continued

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One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 4,950    Harris County, Sports Authority,
              Special Revenue, Series B, 0.00%,
              11/15/14, Callable 11/15/08 @
              72.72.............................  $    2,134
   5,000    Harris County, Sports Authority,
              Special Revenue, Series B, 0.00%,
              11/15/17, Callable 11/15/08 @
              61.64, MBIA.......................       1,754
   9,270    Houston, Certificates of Obligation,
              0.00%, 9/1/10, Callable 9/1/01 @
              58.74.............................       5,084
     945    Houston, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              Series B-1, 8.00%, 6/1/14,
              Callable 12/1/06 @ 102............       1,017
   2,365    Houston, Housing Finance Corp.,
              Single Family Mortgage Revenue
              Refunding, Series B-2, 0.00%,
              6/1/14, Callable 12/1/06 @ 58.....         830
     445    Laredo, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              AMT, 6.20%, 10/1/19, Callable
              4/1/04 @ 103, FNMA/GNMA...........         449
   6,955    Leander Independent School District,
              GO, 0.00%, 8/15/15, Callable
              8/15/09 @ 69.73, PSFG.............       2,828
   6,955    Leander Independent School District,
              GO, 0.00%, 8/15/16, Callable
              8/15/09 @ 65.22, PSFG.............       2,631
   8,780    Lubbock Housing Finance Corp.,
              Single Family Housing Revenue,
              Series A, 6.70%, 10/1/30, Callable
              10/1/09 @ 105 FNMA................       9,165
   2,860    North Central Housing Finance Corp.,
              Multi-Family Housing Revenue,
              Heather Lane Apartments, Series A,
              AMT, 5.20%, 5/15/19, Callable
              5/15/09 @ 100, FSA................       2,547
  10,000    Nueces County, Port Corpus Christi
              Authority, PCR, AMT, 6.88%,
              4/1/17, Callable 4/1/02 @ 102.....      10,073
   8,630    Richardson, Independent School
              District, GO, Series A, 0.00%,
              2/15/06...........................       6,473
   4,580    Richardson, Independent School
              District, GO, Series A, 0.00%,
              2/15/07...........................       3,251
   6,900    San Antonio Housing Finance Corp.,
              Multi-Family Housing Revenue,
              Villa & Stone Ridge, Series A,
              AMT, 7.50%, 4/15/27...............       6,941

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 1,000    San Antonio, Hotel Occupancy
              Revenue, Henry B Gonzalez
              Convention Center Project, 5.30%,
              8/15/08, Callable 8/15/06 @ 102,
              FGIC..............................  $    1,019
   6,670    South Plains Housing Finance Corp.,
              Single Family Housing Revenue,
              Series C, 7.30%, 9/1/31, Callable
              9/1/10 @ 105, FNMA/GNMA...........       7,276
   1,555    Southeast Housing Finance Corp.,
              Residual Revenue, Series A, 0.00%,
              11/1/14, Prerefunded 5/1/05 @
              56.09, ETM........................         681
  11,360    Southeast Housing Finance Corp.,
              Residual Revenue, Series A, 0.00%,
              9/1/17, Callable 3/1/10 @ 68.57...       4,525
     510    State Department Housing & Community
              Affairs, Multi-Family Housing
              Revenue, Harbors & Plumtree,
              Series A, 5.90%, 7/1/06...........         516
   1,500    State Department Housing & Community
              Affairs, Multi-Family Housing
              Revenue, NHP Foundation -- Asmara
              Project, Series A, 6.30%, 1/1/16,
              Callable 1/1/07 @ 102.............       1,518
   2,755    State Department Housing & Community
              Affairs, Multi-Family Housing
              Revenue, Pebble Brook Apartments
              Project, AMT, 5.55%, 12/1/24,
              Callable 12/1/08 @ 102, FNMA......       2,531
   5,560    State Department Housing & Community
              Affairs, Single Family Housing
              Revenue Refunding, Series A,
              0.00%, 3/1/15, Callable 9/1/04 @
              49.53.............................       2,080
   2,470    State Department Housing & Community
              Affairs, Single Family Mortgage
              Revenue, Series A, AMT, 5.25%,
              7/1/18, Callable 1/1/09 @ 101,
              GNMA/FNMA.........................       2,250
   2,000    Tyler Health Facilities Development
              Corp., Hospital Revenue, East
              Texas Center, Series D, 5.38%,
              11/1/27, Callable 2/16/09 @ 102,
              FSA...............................       1,842

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $   405    Winter Garden Housing Finance Corp.,
              Single Family Mortgage Revenue,
              AMT, 6.20%, 10/1/19, Callable
              4/1/04 @ 103, FNMA/GNMA...........  $      395
                                                  ----------
                                                      99,842
                                                  ----------
Utah (0.6%):
   1,000    Intermountain Power Agency, Power
              Supply Revenue, Series B, 6.00%,
              7/1/12, Callable 7/1/02 @ 102.....       1,022
     865    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B-2, AMT, 5.95%, 7/1/09, Callable
              1/1/07 @ 102, FHA/VA..............         853
     870    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B-2, AMT, 6.25%, 7/1/14, Callable
              1/1/07 @ 102, FHA/VA..............         898
   1,680    State Housing Finance Agency, Single
              Family Mortgage Revenue, Issue
              A-1, 6.00%, 7/1/14, Callable
              1/1/07 @ 102, FHA.................       1,706
     995    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              G-1, 5.50%, 7/1/16, Callable
              7/1/07 @ 101.50...................         966
   1,375    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series F,
              6.30%, 7/1/21, Callable 7/1/09 @
              101.50............................       1,403
                                                  ----------
                                                       6,848
                                                  ----------
Vermont (0.3%):
   3,320    Housing Finance Agency, Single
              Family Housing Revenue, Series A,
              7.85%, 12/1/29, Callable 6/1/01 @
              100, FHA/VA.......................       3,374
                                                  ----------
Virginia (1.3%):
   1,065    Alexandria, Redevelopment & Housing
              Authority, Multi-Family Housing
              Revenue, Buckingham Village
              Apartments, 5.45%, 7/1/18,
              Callable 1/1/06 @ 102.............         988
   2,250    Arlington County, IDA, Multi-Family
              Housing Revenue, Patrick Henry
              Apartments Project, AMT, 6.05%
              11/1/32, Callable 5/1/10 @ 100,
              FNMA..............................       2,232

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Virginia, continued:
 $ 4,000    Loudoun County, Sanitation Authority
              Water & Sewer Revenue, 6.25%,
              1/1/16, Callable 1/1/03 @ 102,
              FGIC..............................  $    4,186
   1,000    State Housing Development Authority,
              Commonwealth Mortgage, Single
              Family Housing Revenue, Series H,
              5.15%, 7/1/17, Callable 1/1/08
              @ 102.............................         924
   2,435    Suffolk, Redevelopment & Housing
              Authority, Multi-Family Housing
              Revenue, Residential Rental --
              Brooke Ridge, 5.25%, 10/1/18,
              Callable 10/1/09 @ 102, ACA.......       2,196
   3,690    Suffolk, Redevelopment & Housing
              Authority, Multi-Family Housing
              Revenue, Oxford Apartments
              Project, 6.10%, 4/1/26, Callable
              10/1/08 @ 101.....................       3,328
     170    Virginia Beach Development
              Authority, Multi-Family Housing
              Revenue, 2nd Mortgage, Series B,
              8.75%, 1/15/08, Callable 1/15/01 @
              100 (b)...........................         116
                                                  ----------
                                                      13,970
                                                  ----------
Washington (5.3%):
   2,000    Chelan Public Utilities, Series D,
              AMT, 6.35%, 7/1/28, Callable
              7/1/07 @ 102, MBIA................       2,052
   3,750    Housing Finance Community, Non-
              Profit Housing Revenue,
              Presbyterian Ministries, Series A,
              5.45%, 1/1/29, Callable 1/1/09 @
              102, ACA..........................       3,264
   2,530    King County, Housing Authority,
              Multi-Family Housing Revenue,
              Heritage Park Project, 5.50%,
              10/1/29, Callable 10/1/09 @ 100,
              ACA...............................       2,230
   2,000    King County School District #411,
              Issaquah, GO, 6.25%, 12/1/12,
              Callable 6/1/10 @ 100.............       2,162
   1,500    King County School District #411,
              Issaquah, GO, 6.25%, 12/1/13,
              Callable 6/1/10 @ 100.............       1,611
   1,500    King County School District #411,
              Issaquah, GO, 6.25%, 12/1/14,
              Callable 6/1/10 @ 100.............       1,603
   1,900    King County School District #411,
              Issaquah, GO, 6.25%, 12/1/15,
              Callable 6/1/10 @ 100.............       2,023

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Washington, continued:
 $ 2,000    King County School District #411,
              Issaquah, GO, 6.25%, 12/1/16,
              Callable 6/1/10 @ 100.............  $    2,120
   5,265    Pierce County, Housing Authority,
              Multi-Family Housing Revenue,
              5.65%, 12/1/18, Callable 12/1/08 @
              100, ACA..........................       4,977
   6,970    Pierce County, Housing Authority,
              Multi-Family Housing Revenue,
              5.80%, 12/1/23, Callable 12/1/08 @
              100, ACA..........................       6,594
   1,300    Port Grays Harbor, Revenue,
              AMT,6.38%, 12/1/14, Callable
              12/1/09 @ 100.....................       1,327
   2,000    Quinault Indian Nation, Revenue,
              5.85%, 12/1/12, Callable 12/1/00 @
              100, ACA..........................       1,937
   5,395    Seattle Light & Power, Revenue,
              Series A, 5.75%, 8/1/08, Callable
              8/1/02 @ 102......................       5,539
     970    Spokane, Housing Authority, Multi-
              Family Housing Revenue, Valley 206
              Apartments, Junior Lien B, 5.75%,
              4/1/28, LOC: Washington Trust
              Bank..............................         885
   1,025    Spokane, Housing Authority, Multi-
              Family Housing Revenue, Valley 206
              Apartments, Senior Lien A, 5.40%,
              4/1/18, Callable 4/1/08 @ 100.....         928
   2,600    Spokane, Housing Authority, Multi-
              Family Housing Revenue, Valley 206
              Apartments, Senior Lien A, 5.63%,
              4/1/28, Callable 4/1/08 @ 100.....       2,311
   4,000    State Public Power Supply System,
              Nuclear Project #2, Revenue,
              Series A, 6.30%, 7/1/12...........       4,343
   2,500    State Public Power Supply System,
              Nuclear Project #2, Revenue,
              Series A, 5.00%, 7/1/12, Callable
              7/1/08 @ 102......................       2,382
   2,750    State Public Power Supply System,
              Nuclear Project #2, Revenue
              Refunding, Series B, 5.63%,
              7/1/12, Callable 7/1/03 @ 102,
              FSA...............................       2,785
   3,400    State Public Power Supply System,
              Nuclear Project #3, Revenue,
              Series A, 5.50%, 7/1/07, Callable
              7/1/06 @ 102, AMBAC...............       3,494

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Washington, continued:
 $ 2,895    Tacoma Electric Systems, Revenue,
              5.63%, 1/1/16, Callable 1/1/09
              @ 101.............................  $    2,910
   2,000    Vancouver, Housing Authority, Multi-
              Family Housing Revenue, Pooled
              Housing, Series A, 5.40%, 3/1/18,
              Callable 3/1/08 @ 100.............       1,840
                                                  ----------
                                                      59,317
                                                  ----------
West Virginia (2.7%):
   1,000    Charleston, Community Parking
              Facilities Revenue, Sub-C, 0.00%,
              12/1/20...........................         256
   1,595    Charleston, Community Parking
              Facilities Revenue, Sub-C, 0.00%,
              12/1/21...........................         380
   1,630    Charleston, Community Parking
              Facilities Revenue, Sub-C, 0.00%,
              12/1/22...........................         360
   1,665    Charleston, Community Parking
              Facilities Revenue, Sub-C, 0.00%,
              12/1/23...........................         343
   3,175    Charleston, Community Parking
              Facilities Revenue, Sub-C, 0.00%,
              12/1/26...........................         528
   2,600    Monongalia County, Series A, 6.00%,
              11/15/27, Callable 11/15/02 @
              102...............................       2,145
   2,000    School Building Authority Revenue,
              Capital Improvements, 6.00%,
              7/1/08, Callable 7/1/07 @ 102,
              AMBAC.............................       2,134
   2,730    State Housing Development Fund,
              Housing Finance Revenue, Series A,
              6.95%, 11/1/16, Callable 5/1/02 @
              103...............................       2,828
     720    State Housing Development Fund,
              Housing Finance Revenue, Series B,
              AMT, 7.20%, 11/1/20, Callable
              5/1/02 @ 102, FHA/VA..............         736
  21,085    State Road, GO, 5.25%, 6/1/16,
              Callable 6/1/09 @ 101, FSA........      20,541
      20    Various Forty-Four Municipalities,
              Single Family Mortgage Revenue,
              Series A, 5.20%, 8/1/17, Callable
              8/1/07 @ 102, FNMA/GNMA...........          19
                                                  ----------
                                                      30,270
                                                  ----------

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Wisconsin (0.7%):
 $ 5,000    Housing & Economic Development
              Authority, Single Family Housing
              Revenue, Home Ownership, Series D,
              5.40%, 9/1/18, Callable 7/1/08
              @ 101.............................  $    4,682
   1,390    Housing & Economic Development
              Authority, Single Family Housing
              Revenue, Home Ownership, Series B,
              AMT, 5.30%, 9/1/20, Callable
              9/1/09 @ 101.50...................       1,349
   1,990    Oshkosh Water Revenue, Anticipation
              Notes, 4.70%, 1/1/02, Callable
              4/1/01 @ 100......................       1,979
                                                  ----------
                                                       8,010
                                                  ----------
Wyoming (0.0%):
     500    Community Development Authority,
              Single Family Mortgage Revenue,
              Series E, 5.70%, 6/1/13, Callable
              12/1/03 @ 102, FHA................         498
                                                  ----------
  Total Municipal Bonds                            1,017,466
                                                  ----------
DAILY DEMAND NOTES (1.4%):
Oklahoma (1.0%):
   1,255    Canadian County, Home Finance
              Authority, Single Family Mortgage
              Revenue, Series A-1, AMT, 5.10%,
              8/1/28*...........................       1,255
   6,195    Canadian County, Home Finance
              Authority, Single Family Mortgage
              Revenue, Series A-2, 5.10%,
              8/1/28*...........................       6,195
   3,455    Cleveland County, Home Loan
              Authority, Single Family Mortgage
              Revenue, Series A-2, 5.10%,
              8/1/28*...........................       3,455
                                                  ----------
                                                      10,905
                                                  ----------
Washington (0.4%):
   4,600    State Housing Finance Community,
              Non-Profit Housing Revenue, YMCA
              Snohomish County Project, 4.82%,
              6/1/27*...........................       4,600
                                                  ----------
  Total Daily Demand Notes                            15,505
                                                  ----------
WEEKLY DEMAND NOTES (6.5%):
Alabama (0.1%):
   1,000    Special Care Facilities Funding
              Authority, Mobile Revenue,
              Ascension Health Credit, Series B,
              5.10%, 11/15/39*..................       1,000
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Colorado (0.5%):
 $ 5,800    Eagle Ranch Metropolitan District,
              Series A, 4.80%, 10/15/18*........  $    5,800
                                                  ----------
Georgia (0.9%):
   3,800    Marietta Housing Authority, Multi-
              Family Housing Revenue, Concepts
              21 Apartments, 4.85%, 7/1/24,
              FNMA*.............................       3,800
   4,200    State, GO, 8.07%, 2/9/10, Callable
              11/1/09 @ 102* (b)................       4,713
   1,000    State, GO, 8.07%, 4/6/13, Callable
              11/1/09 @ 102* (b)................       1,081
                                                  ----------
                                                       9,594
                                                  ----------
Illinois (1.7%):
  19,595    Lakemoor Multi-Family Housing
              Revenue, Series A, 5.40%,
              12/1/20*..........................      19,594
                                                  ----------
Indiana (1.0%):
  10,700    Health Facilities Funding Authority,
              Revenue, Ascension Health Credit,
              Series B, 5.10%, 11/15/39*........      10,700
                                                  ----------
New Jersey (0.5%):
   2,500    State Turnpike Authority Revenue,
              Series R-19, 7.87%, 1/1/13,
              MBIA*.............................       2,857
   2,500    State Turnpike Authority Revenue,
              Series R-19, 4.75%, 1/1/14,
              MBIA*.............................       2,852
                                                  ----------
                                                       5,709
                                                  ----------
Oregon (0.7%):
   8,310    State Health Housing Educational &
              Cultural Facilities, Quatama
              Crossing Housing Project, 4.75%,
              1/1/31*...........................       8,310
                                                  ----------
Puerto Rico (0.5%):
   5,000    Puerto Rico Municipal Finance
              Agency, GO, Series R-17, 7.92%,
              8/1/12, Callable 8/1/09 @ 101*
              (b)...............................       5,606
                                                  ----------
Virginia (0.3%):
   3,000    Hampton Redevelopment & Housing
              Authority, Multi-Family Housing
              Revenue, Shoreline Apartments
              Project, 4.85%, 12/1/19*..........       3,000
                                                  ----------
Washington (0.3%):
   3,000    Seattle Housing Authority Low Income
              Housing Revenue, Foss Home
              Project, AMT, 4.70%, 12/1/24*.....       3,000
                                                  ----------
  Total Weekly Demand Notes                           72,313
                                                  ----------

Continued

One Group Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
MONTHLY DEMAND NOTES (1.4%):
Arizona (0.4%):
 $ 4,615    Pima County, IDA, Single Family
              Mortgage Revenue, 5.89%,
              6/1/28*...........................  $    4,615
                                                  ----------
California (0.4%):
   4,800    Student Educational Loan Marketing
              Corp., Student Loan Revenue,
              Series 2, AMT, 4.75%, 7/1/34*.....       4,800
                                                  ----------
Idaho (0.6%):
   6,200    Education Funding Association, Inc.,
              Student Loan Revenue, Class IV,
              Series B, 4.75%, 7/1/33*..........       6,200
                                                  ----------
  Total Monthly Demand Notes                          15,615
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
INVESTMENT COMPANIES (0.5%):
     310    Blackrock Investment Quality
              Municipal Fund....................  $    3,875
     200    Blackrock Municipal Target Trust....       2,025
                                                  ----------
  Total Investment Companies                           5,900
                                                  ----------
Total (Cost $1,138,291) (a)                       $1,126,799
                                                  ==========

------------

Percentages indicated are based on net assets of $1,108,867.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $236. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $  7,647
                   Unrealized depreciation......................   (19,375)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $(11,728)
                                                                  ========

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $11,516 or 1.04% of net assets.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS (98.7%):
Arizona (98.7%):
 $1,175     Apache County, Public Finance Corp.,
              Certificates of Participation,
              5.25%, 5/1/04, Callable 5/1/01 @
              101.50.............................  $  1,151
    500     Apache County, Public Finance Corp.,
              Certificates of Participation,
              5.50%, 5/1/10, Callable 5/1/01 @
              101.50.............................       505
  1,000     Arizona State University, Revenue,
              6.90%, 7/1/04, Callable 7/1/02 @
              101, AMBAC.........................     1,049
  1,950     Arizona State University, Revenue,
              Series A, 5.85%, 7/1/08, Callable
              7/1/02 @ 101.......................     2,000
  1,820     Arizona State University, Revenue,
              Series A, 5.90%, 7/1/09, Callable
              7/1/02 @ 101.......................     1,870
    725     Casa Grande, Excise Tax Revenue,
              5.90%, 4/1/09, Callable 4/1/04 @
              100, FGIC..........................       744
  1,460     Central Arizona Water Conservation
              District, Contract Revenue, Central
              Arizona Project, Series A, 5.20%,
              11/1/03............................     1,482
  4,000     Central Arizona Water Conservation
              District, Contract Revenue, Central
              Arizona Project, Series A, 5.40%,
              11/1/05............................     4,116
  4,250     Central Arizona Water Conservation
              District, Contract Revenue, Central
              Arizona Project, Series A, 5.40%,
              11/1/06............................     4,386
  2,875     Central Arizona Water Conservation
              District, Contract Revenue, Central
              Arizona Project, 4.75%, 11/1/07,
              Callable 5/1/04 @ 102, MBIA........     2,844
  2,000     Central Arizona Water Conservation
              District, Contract Revenue, Central
              Arizona Project, 7.13%, 11/1/11,
              Prerefunded 11/1/00 @ 102..........     2,058
  5,000     Chandler, Capital Appreciation, GO,
              0.00%, 7/1/07, FGIC................     3,519
    625     Coconino & Yavapai Counties, School
              District #9, Sedona Oak Creek
              Project of 1992, GO, Series C,
              5.60%, 7/1/06, Callable 7/1/02 @
              101, FGIC..........................       641
  2,400     Coconino County, Arizona University,
              School District #001, Flagstaff,
              GO, 5.50%, 7/1/08, Callable 7/1/05
              @ 101, AMBAC.......................     2,479

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,700     East Valley Institute of Technology,
              District #401, GO, Project of 1994,
              Series B, 6.00%, 7/1/05, AMBAC.....  $  1,793
  1,000     Gilbert Improvement District #011,
              7.60%, 1/1/04, Callable 7/1/00 @
              101.50, FGIC.......................     1,025
  4,000     Glendale University High School,
              District #205, GO, Projects of
              1993, Series A, 5.30%, 7/1/07,
              Callable 7/1/03 @ 101..............     4,075
  2,900     Glendale University High School,
              District #205, GO, Projects of
              1993, Series B, 5.45%, 7/1/09,
              Callable 7/1/05 @ 101, FGIC........     2,991
  1,235     Greater Arizona Development
              Authority, Infrastructure Revenue,
              Series A, 5.60%, 8/1/07, MBIA......     1,248
  1,000     Greenlee County, IDA, PCR, Phelps
              Dodge Corp. Project, 5.45%, 6/1/09,
              Callable 6/1/04 @ 102..............       968
    965     Maricopa County, Community College
              District, Series A, GO, 6.00%,
              7/1/07, Prerefunded 7/1/03 @ 101...     1,007
    500     Maricopa County, IDA, Hospital
              Facility Revenue, St. Joseph's
              Hospital & Medical Centers Project,
              6.20%, 11/1/11, Putable 11/1/00 @
              100, ETM...........................       503
  2,950     Maricopa County, IDA, Single Family
              Mortgage Revenue, Capital
              Appreciation, Series 83A, 0.00%,
              12/31/14...........................     1,315
  1,000     Maricopa County, IDA, Single Family
              Mortgage Revenue, Mortgage Backed
              Securities, Series B-2, AMT, 5.75%,
              1/1/13, Callable 1/1/10 @ 101.50,
              FNMA/GNMA..........................     1,006
  1,000     Maricopa County, School District
              #001, Phoenix Elementary, GO,
              5.50%, 7/1/10, Callable 7/1/07 @
              101, MBIA..........................     1,035
  1,500     Maricopa County, School District
              #008, Osborn, Series A, GO, 5.88%,
              7/1/14, Callable 7/1/06 @ 101,
              FGIC...............................     1,558
  2,000     Maricopa County, School District
              #028, Kyrene Elementary, Capital
              Appreciation, Series C, GO, 0.00%,
              1/1/11, FGIC.......................     1,156

Continued

One Group Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,015     Maricopa County, School District
              #038, Madison Elementary, GO,
              5.30%, 7/1/08, Callable 7/1/03 @
              101, AMBAC.........................  $  1,034
  2,000     Maricopa County, School District
              #038, Madison Elementary, Project
              of 1995, Series B, GO, 5.80%,
              7/1/15, Callable 7/1/06 @ 101,
              MBIA...............................     2,064
  1,000     Maricopa County, School District #11,
              Peoria, Projects of 1996, Series A,
              GO, 5.00%, 7/1/09, Callable 7/1/07
              @ 101, AMBAC.......................       999
  1,500     Maricopa County, School District #11,
              Peoria, Projects of 1996, Series D,
              GO, 5.25%, 7/1/13, Callable 7/1/09
              @ 101, FGIC........................     1,502
  2,000     Maricopa County, School District
              #210, Project of 1995, Series B,
              GO, 5.38%, 7/1/13..................     2,016
  1,200     Maricopa County, School District
              #210, Series A, GO, 5.60%, 7/1/13,
              Callable 7/1/05 @ 101..............     1,250
  1,000     Maricopa County, School District #3,
              Tempe Elementary, Project of 1997,
              Series E, GO, 5.40%, 7/1/13,
              FGIC...............................     1,011
  1,155     Maricopa County, School District #4,
              Mesa University, Project of 1995,
              Series E, GO, 5.13%, 7/1/07, FSA...     1,173
  2,000     Maricopa County, School District #48,
              Scottsdale, Series B, GO, 6.10%,
              7/1/02.............................     2,058
  1,000     Maricopa County, School District #48,
              Scottsdale, Series B, GO, 6.30%,
              7/1/04.............................     1,058
  1,000     Maricopa County, School District #48,
              Scottsdale, GO, 5.25%, 7/1/08,
              Callable 7/1/03 @ 101..............     1,016
  3,100     Maricopa County, School District #69,
              Paradise Valley, GO, 5.80%, 7/1/09,
              AMBAC..............................     3,281
  1,000     Maricopa County, School District #69,
              Paradise Valley, GO, 6.35%, 7/1/10,
              MBIA...............................     1,105
  1,500     Maricopa County, School District #69,
              Paradise Valley, Project of 1994,
              Series E, GO, 4.00%, 7/1/16,
              Callable 7/1/07 @ 101, FSA.........     1,208

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,000     Maricopa County, School District #80,
              Chandler, GO, 5.80%, 7/1/08,
              Callable 7/1/05 @ 101, FGIC........  $  1,052
    920     Maricopa County, School District #9,
              Wickenburg, Projects of 1997, GO,
              5.50%, 7/1/13, Callable 7/1/07 @
              100, AMBAC.........................       933
  1,000     Mesa Utility System Revenue, 5.38%,
              7/1/15, Callable 7/1/07 @ 101,
              FGIC...............................     1,004
  1,625     Mesa, GO, 6.00%, 7/1/02, AMBAC.......     1,671
  2,000     Mesa, GO, 5.75%, 7/1/14, FGIC........     2,073
  2,000     Mesa, Utility System Revenue, 5.38%,
              7/1/12, Callable 7/1/05 @ 101,
              FGIC...............................     2,022
  1,205     Mohave County, Elementary School
              District #16, GO, 5.25%, 7/1/09,
              Callable 7/1/07 @ 100, MBIA........     1,227
  1,200     Mohave County, School District #1,
              Lake Havasu, GO, 5.20%, 7/1/09,
              Callable 7/1/03 @ 101, AMBAC.......     1,215
  1,000     Mohave County, School District #1,
              Lake Havasu, GO, 4.75%, 7/1/12,
              FGIC...............................       946
  2,050     Navajo County, School District #10,
              Series A, GO, 5.13%, 7/1/12,
              Callable 7/1/07 @ 101, FGIC........     2,012
  1,215     Northern Arizona University, Revenue,
              Series A, 5.60%, 6/1/05, Callable
              6/1/02 @ 102, AMBAC................     1,250
  2,750     Northern Arizona University, Revenue,
              6.40%, 6/1/07, Callable 6/1/02 @
              101, FGIC..........................     2,854
  1,000     Oro Valley Municipal Property Corp.,
              Municipal Water System Revenue,
              Canada Hills, 5.45%, 7/1/14,
              Callable 7/1/08 @ 101, MBIA........     1,010
    850     Peoria, GO, 5.40%, 4/1/14, FGIC......       856
  2,000     Phoenix Civic Improvement Corp.,
              Series B, 6.00%, 7/1/08, Callable
              7/1/04 @ 102.......................     2,110
  2,000     Phoenix Civic Improvement Corp.,
              Water System Revenue, 5.63%,
              7/1/09, Callable 7/1/06 @ 100......     2,081
  1,255     Phoenix Street & Highway User,
              Revenue, Series A, 5.80%, 7/1/05,
              Callable 7/1/02 @ 102, FGIC........     1,301
    725     Phoenix Street & Highway User,
              Revenue, 6.25%, 7/1/06, Callable
              7/1/02 @ 102.......................       758

Continued

One Group Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $2,000     Phoenix Street & Highway User,
              Revenue, 6.50%, 7/1/09, ETM........  $  2,165
  2,500     Phoenix Street & Highway User,
              Revenue, Capital Appreciation,
              Series A, 0.00%, 7/1/12, FGIC......     1,314
  1,000     Phoenix, GO, Series A, 5.40%,
              7/1/07.............................     1,034
  3,950     Phoenix, GO, 6.38%, 7/1/13, Callable
              7/1/02 @ 102.......................     4,138
  1,000     Phoenix, GO, Series 1999, 4.75%,
              7/1/19, Callable 7/1/09 @ 101......       887
    990     Phoenix, IDA, Single Family Mortgage
              Revenue, Series A, AMT, 5.35%,
              6/1/20, Callable 12/1/07 @ 101.50,
              GNMA/FNMA/FHLMC....................       920
  1,000     Pima County, Arizona College
              District, Certificates of
              Participation, Series B, 6.00%,
              7/1/07, Callable 7/1/01 @ 101,
              AMBAC..............................     1,024
    725     Pima County, GO, 5.60%, 7/1/07,
              Callable 7/1/03 @ 101..............       744
    555     Pima County, GO, 6.20%, 7/1/08,
              Callable 7/1/02 @ 101..............       574
  1,000     Pima County, GO, 5.00%, 7/1/13,
              Callable 7/1/08 @ 101..............       977
  1,500     Pima County, IDA, HealthPartners,
              Series A, 5.30%, 4/1/07, MBIA......     1,533
    905     Pima County, IDA, Single Family
              Mortgage Revenue, Series A, 6.40%,
              8/1/11, Callable 8/1/05 @ 102......       916
    140     Pima County, IDA, Single Family
              Mortgage Revenue, Series A, 7.63%,
              2/1/12, Callable 2/1/01 @ 101,
              FHA................................       142
    815     Pima County, IDA, Single Family
              Mortgage Revenue Refunding, Series
              B, AMT, 6.15%, 11/1/23, Callable
              5/1/07 @ 102, GNMA.................       858
  2,060     Pima County, Sewer Revenue, 6.75%,
              7/1/15, Callable 7/1/01 @ 101,
              FGIC...............................     2,121
  1,500     Pima County, Union School District
              #1, GO, Series C, 6.88%, 7/1/10,
              Prerefunded 7/1/01 @ 101, MBIA.....     1,551
  1,000     Pima County, United School District
              #1, Tuscon, GO, Series B, 7.20%,
              7/1/09, Prerefunded 7/1/00 @ 101...     1,010
  2,000     Pima County, United School District
              #1, Tuscon, GO, 5.38%, 7/1/09,
              FGIC...............................     2,066

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,200     Pinal County, School District #004,
              Casa Grande Elementary School
              Improvement, GO, 6.00%, 7/1/04,
              Callable 7/1/01 @ 101, AMBAC.......  $  1,238
  2,000     Salt River Project, Agriculture,
              Improvement & Power District,
              Electric Systems Revenue, Series A,
              5.63%, 1/1/06......................     2,078
  1,000     Salt River Project, Agriculture,
              Improvement & Power District,
              Electric Systems Revenue, Series A,
              6.50%, 1/1/07, Callable 1/1/01 @
              102................................     1,030
  2,015     Salt River Project, Agriculture,
              Improvement & Power District,
              Electric Systems Revenue, Series A,
              6.00%, 1/1/07......................     2,140
  2,000     Salt River Project, Agriculture,
              Improvement & Power District,
              Electric Systems Revenue, Series B,
              5.20%, 1/1/08......................     2,034
  3,000     Salt River Project, Agriculture,
              Improvement & Power District,
              Electric Systems Revenue, Series C,
              4.90%, 1/1/08, Callable 1/1/04 @
              102................................     2,979
  2,500     Salt River Project, Agriculture,
              Improvement & Power District,
              Electric Systems Revenue, Series B,
              5.38%, 1/1/09, Callable 1/1/03 @
              102................................     2,537
  3,000     Salt River Project, Agriculture,
              Improvement & Power District,
              Electric Systems Revenue, Series D,
              6.00%, 1/1/13, Callable 1/1/02 @
              102................................     3,090
  1,255     Salt River Project, Agriculture,
              Improvement & Power District,
              Electric Systems Revenue, Series A,
              5.50%, 1/1/19, Callable 1/1/03 @
              100................................     1,239
  2,815     Santa Cruz County, IDA, Citizens
              Utility Co., 4.75%, 8/1/20.........     2,712
  1,700     Scottsdale, GO, 5.25%, 7/1/06........     1,744
  1,900     Scottsdale, Project of 1989, Series
              E, GO, 5.50%, 7/1/14, Callable
              7/1/02 @ 101.......................     1,913
  2,085     Scottsdale Municipal Property Corp.,
              Excise Tax Revenue, 5.38%,
              7/1/05.............................     2,142
  1,000     Scottsdale Municipal Property Corp.,
              Lease Revenue, 6.38%, 5/1/05,
              Callable 11/1/02 @ 100.............     1,034

Continued

One Group Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $2,000     Scottsdale Preservation, GO, 5.75%,
              7/1/18, Callable 7/1/09 @ 100......  $  2,036
  1,065     Scottsdale Street & Highway User
              Revenue, 5.50%, 7/1/07.............     1,104
  2,500     Scottsdale, IDA, Hospital Revenue,
              Scottsdale Memorial Hospitals,
              Series A, 6.13%, 9/1/17, Callable
              9/1/07 @ 102, AMBAC................     2,610
  1,000     Sedona Wastewater Excise Tax Revenue,
              Capital Appreciation, 0.00%,
              7/1/21, MBIA.......................       299
  1,000     Sedona Wastewater Excise Tax Revenue,
              Capital Appreciation, 0.00%,
              7/1/23, MBIA.......................       264
  1,000     Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical Center,
              Series A, 5.50%, 12/1/17, Callable
              12/1/07 @ 100, ACA.................       950
  2,500     State Certificates of Participation,
              6.63%, 9/1/08, Callable 9/1/01 @
              102, FSA...........................     2,604
  1,000     State Municipal Financing Program,
              Certificates of Participation,
              Series 27, 7.00%, 8/1/04, Callable
              8/1/00 @ 100, BIG..................     1,002
  1,000     State Municipal Financing Program,
              Certificates of Participation,
              Series 20, 7.70%, 8/1/10,
              BIG/ETM............................     1,174
  2,035     State Power Authority Resource,
              Revenue, Hoover Uprating Project,
              5.40%, 10/1/07, Callable 10/1/03 @
              102, MBIA..........................     2,084
  3,000     State Transportation Board Highway,
              Revenue, 5.25%, 7/1/07, Callable
              7/1/03 @ 102.......................     3,056
    500     State Transportation Board Highway,
              Revenue, 6.00%, 7/1/10, Callable
              7/1/09 @ 100.......................       536
  1,030     Student Loan Acquisition Authority,
              Series A-1, AMT, 5.40%, 5/1/10,
              Callable 11/1/09 @ 102, GSL........     1,040
  1,000     Student Loan Acquisition Authority,
              Series A-1, 5.88%, 5/1/18, Callable
              11/1/09 @ 102, GSL.................     1,008
  2,500     Surprise Municipal Property Corp.,
              5.70%, 7/1/20, Callable 7/1/09 @
              101, FGIC..........................     2,508
    870     Tempe Excise Tax Revenue, Series A,
              5.63%, 7/1/20, Callable 7/1/09 @
              100................................       866

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $3,000     Tempe Unified School District #213,
              Project of 1998, Series B, GO,
              5.13%, 7/1/14, Callable 7/1/09 @
              101, FGIC..........................  $  2,950
  1,635     Tempe, GO, 5.00%, 7/1/10, Callable
              7/1/06 @ 101.......................     1,631
  1,725     Tucson Street & Highway User Revenue,
              Series 1994-E, 5.50%, 7/1/15,
              Callable 7/1/10 @ 100, FGIC........     1,750
  2,000     Tucson Water Revenue, Refunding,
              Series A, 5.75%, 7/1/12, Callable
              7/1/02 @ 102, MBIA.................     2,043
    700     University Foundation, Certificates
              of Participation, Series 8, 4.90%,
              8/1/09, MBIA.......................       693
  1,000     University of Arizona, University
              Revenues, 6.25%, 6/1/11, Callable
              6/1/02 @ 102.......................     1,042
  2,000     Water Infrastructure Finance
              Authority, Water Quality Revenue,
              Series A, 5.75%, 10/1/11, Callable
              10/1/09 @ 101......................     2,105
  1,000     Water Infrastructure Finance
              Authority, Water Quality Revenue,
              Series A, 5.38%, 10/1/15, Callable
              10/1/09
              @ 101..............................     1,002
  1,600     Water Infrastructure Finance
              Authority, Water Quality Revenue,
              Series A, 5.50%, 10/1/16, Callable
              10/1/09
              @ 101..............................     1,609
  1,100     Yavapai County, IDA, Hospital
              Facility Revenue, Yavapai Regional
              Medical Center, Series A, 5.13%,
              12/1/13, Callable 6/1/07 @ 102,
              FSA................................     1,069
  1,750     Yuma County, GO, 6.13%, 7/1/12,
              Callable 7/1/03 @ 101, AMBAC.......     1,834
  1,305     Yuma County, GO, Elementary School
              District #1, 5.25%, 7/1/10,
              Callable 7/1/07 @ 101, MBIA........     1,325
  3,000     Yuma County, IDA, Multi-Family
              Revenue, Series A, 6.10%, 9/20/34,
              Callable 9/20/09 @ 106, GNMA.......     2,912
  1,000     Yuma County, IDA, Hospital Revenue
              Refunding, Yuma Regional Medical
              Center, 5.50%, 8/1/09, Callable
              8/1/07 @ 102, MBIA.................     1,034
  1,000     Yuma County, Municipal Property Corp.
              Revenue, Series A, 5.20%, 7/1/09,
              Callable 7/1/03 @ 101, AMBAC.......     1,009

Continued

One Group Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,575     Yuma County, Union High School,
              District #70, GO, 5.00%, 7/1/06,
              Callable 7/1/02 @ 101, FGIC........  $  1,589
                                                   --------
                                                    196,296
                                                   --------
  Total Municipal Bonds                             196,296
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
INVESTMENT COMPANIES (1.2%):
     11     One Group Municipal Money Market
              Fund, Class I......................  $     11
  2,305     Provident Municipal Cash Fund........     2,305
                                                   --------
  Total Investment Companies                          2,316
                                                   --------
Total (Cost $195,183) (a)                          $198,612
                                                   ========

------------

Percentages indicated are based on net assets of $198,857.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $17. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 4,575
                   Unrealized depreciation......................   (1,163)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $ 3,412
                                                                  =======

See notes to financial statements.

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS (95.1%):
Arizona (0.3%):
 $1,000     Tucson & Pima County, Single Family
              Mortgage Revenue, 0.00%, 12/1/14,
              ETM................................  $    442
                                                   --------
California (1.7%):
  1,990     San Marcos, Public Facilities
              Authority, Public Facilities
              Revenue, 0.00%, 3/1/14, ETM........       957
  1,715     San Marcos, Public Facilities
              Authority, Public Facilities
              Revenue, 0.00%, 1/1/19, ETM........       595
  2,850     San Marcos, Public Facilities
              Authority, Public Facilities
              Revenue, 0.00%, 9/1/19, ETM........       952
                                                   --------
                                                      2,504
                                                   --------
Colorado (0.7%):
  2,600     El Paso County, Single Family
              Mortgage Revenue, 0.00%, 9/1/15,
              ETM................................     1,094
                                                   --------
Guam (0.7%):
  1,000     Power Authority, Revenue, Series A,
              5.25%, 10/1/12, Callable 10/1/09
              @ 101..............................     1,005
                                                   --------
Kansas (0.8%):
  1,600     Kansas City, Single Family Mortgage
              Revenue, Series 1983-A, 0.00%,
              12/1/14, ETM.......................       710
  1,000     Saline County, Single Family Mortgage
              Revenue, Series 1983-A, 0.00%,
              12/1/15, ETM.......................       416
                                                   --------
                                                      1,126
                                                   --------
Kentucky (86.4%):
    225     Ashland Utility Revenue, 6.65%,
              4/1/04.............................       228
  1,500     Berea College Utility Revenue, AMT,
              5.90%, 6/1/17, Callable 6/1/07 @
              102................................     1,538
    200     Boone County, Certificates of
              Participation, Public Golf, 6.35%,
              11/15/02...........................       207
    200     Boone County, Certificates of
              Participation, Public Golf, 6.40%,
              11/15/03, Callable 11/15/02 @
              102................................       211
    250     Boone County, School District Finance
              Corp., School Building Revenue,
              6.70%, 9/1/06, Prerefunded 9/1/01 @
              103................................       263
    310     Boone County, School District Finance
              Corp., School Building Revenue,
              7.10%, 8/1/07, Prerefunded 8/1/00 @
              103................................       320

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,000     Boone County, School District Finance
              Corp., School Building Revenue,
              6.70%, 9/1/07, Prerefunded 9/1/01 @
              103................................  $  1,054
    395     Boone County, School District Finance
              Corp., School Building Revenue,
              7.10%, 8/1/08, Prerefunded 8/1/00 @
              103................................       408
    200     Campbell & Kenton Counties,
              Sanitation District #1, Sanitation
              District Revenue, 6.38%, 8/1/03,
              ETM................................       203
    465     Campbell & Kenton Counties,
              Sanitation District #1, Sanitation
              District Revenue, 7.13%, 8/1/05,
              ETM................................       473
    415     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/09, Callable
              6/1/02 @ 102.......................       433
    445     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/10, Callable
              6/1/02 @ 102.......................       464
    325     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/11, Callable
              6/1/02 @ 102.......................       339
    510     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/12, Callable
              6/1/02 @ 102.......................       532
    100     Danville, Multi-City Lease Revenue,
              Metro Sewer District, 6.35%,
              2/1/02, Prerefunded 2/1/01 @ 102,
              MBIA...............................       103
    225     Danville, Multi-City Lease Revenue,
              Metro Sewer District, 6.50%,
              2/1/04, Prerefunded 2/1/01 @ 102,
              MBIA...............................       232
    500     Daviess County, Hospital Revenue,
              Owensboro-Daviess County, 6.00%,
              8/1/04, Callable 8/1/02 @ 102,
              MBIA...............................       520
  4,500     Development Finance Authority,
              Hospital Revenue, Elizabeth, Med-A,
              6.00%, 11/1/10, Callable 11/1/01 @
              100,
              FGIC...............................     4,570
    250     Eastern Kentucky University, Revenue,
              Construction Educational Buildings,
              Series O, 6.70%, 5/1/07,
              Prerefunded 5/1/01 @ 102, AMBAC....       260
    425     Economic Development Finance
              Authority, Hospital Revenue,
              Catholic Health Initiatives
              Hospital, 5.38%, 12/1/11, Callable
              6/1/08 @ 101.......................       416
  2,000     Fayette County School District,
              5.38%, 9/1/17, Callable 9/15/09 @
              101................................     1,958

Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,000     Fayette County, School District
              Finance Corp., School Building
              Revenue, 5.50%, 9/1/18, Callable
              9/15/09 @ 101......................  $    988
    655     Fayette County, School District
              Finance Corp., School Building
              Revenue, 6.00%, 5/1/02, Callable
              11/1/00 @ 102......................       671
  1,300     Fayette County, School District
              Finance Corp., School Building
              Revenue, 5.38%, 1/1/17, Callable
              1/1/07 @ 102.......................     1,268
  1,255     Fayette County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.35%, 1/1/13,
              Callable 1/1/07 @ 102..............     1,255
  1,500     Greater Housing Assistance Corp.,
              Mortgage Revenue, Series A, 5.90%,
              2/1/14, Callable 2/1/03 @ 100,
              FHA................................     1,504
  1,505     Hardin County School District
              Financial Corp., School District
              Revenue, 5.50%, 2/1/14, Callable
              2/1/10 @ 101.......................     1,517
    960     Hardin County School District
              Financial Corp., School Building
              Revenue, 5.50%, 2/1/15, Callable
              2/1/10 @ 101.......................       962
    200     Hardin County, Water District #1,
              Waterworks Revenue, 6.70%, 9/1/05,
              Callable 3/1/01 @ 102..............       206
     95     Henderson Electric Light & Power
              Revenue, 5.70%, 3/1/03, Callable
              3/1/01 @ 100.......................        95
  1,025     Higher Education Student Loan Corp.,
              Insured Student Loan Revenue,
              Series C, 6.50%, 6/1/02, GSL.......     1,054
  1,500     Higher Education Student Loan Corp.,
              Insured Student Loan Revenue,
              Series C, AMT, 5.45%, 6/1/03,
              GSL................................     1,520
  1,705     Higher Education Student Loan Corp.,
              Insured Student Loan Revenue,
              Series D, AMT, 7.00%, 12/1/06,
              Callable 12/1/01 @ 102, GSL........     1,780
    500     Housing Corp., Revenue, Series A,
              5.40%, 1/1/05, Callable 7/1/03 @
              102, FHA/VA........................       507
    500     Housing Corp., Revenue, Series A,
              5.50%, 1/1/06, Callable 7/1/03 @
              102, FHA/VA........................       508
    500     Housing Corp., Revenue, Series A,
              5.60%, 1/1/07, Callable 7/1/03 @
              102, FHA/VA........................       507

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $  760     Housing Corp., Revenue, Series A,
              7.40%, 1/1/10, Callable 7/1/00 @
              102, FHA/VA........................  $    781
    275     Housing Corp., Revenue, Series B,
              6.20%, 7/1/03, Callable 7/1/02 @
              102, FHA/VA........................       281
  1,745     Housing Corp., Revenue, Series D,
              5.80%, 7/1/13, Callable 7/1/06 @
              102................................     1,764
    410     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              5.25%, 8/1/04, Callable 8/1/03 @
              102................................       416
    500     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              5.40%, 8/1/06, Callable 8/1/03 @
              102................................       510
     30     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              6.00%, 8/1/11, Prerefunded 8/1/01 @
              100................................        31
     80     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              6.00%, 8/19/11, Callable 8/1/01
              @ 100..............................        81
    500     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              5.75%, 8/1/13, Callable 8/1/03 @
              102................................       510
  1,000     Infrastructure Authority, Revenue,
              Revolving Fund Program, Series E,
              6.40%, 6/1/04, Prerefunded 6/1/01 @
              102................................     1,037
    710     Infrastructure Authority, Revenue,
              Revolving Fund Program, Series E,
              6.50%, 6/1/05, Prerefunded 6/1/01 @
              102................................       737
    250     Infrastructure Authority, Revenue,
              Revolving Fund Program, Series G,
              6.10%, 6/1/02......................       257
    250     Interlocal School Transportation
              Assoc., Equipment Lease Revenue,
              6.00%, 3/1/01......................       253
    375     Interlocal School Transportation
              Assoc., Equipment Lease Revenue,
              6.00%, 3/1/02......................       383
  1,825     Jefferson County, Capital
              Appreciation, Series B, 0.00%,
              8/15/06, FSA.......................     1,336
    135     Jefferson County, Capital Projects,
              7.70%, 6/1/01, ETM.................       139
    725     Jefferson County, Capital Projects
              Revenue, Series A, 6.10%, 8/15/07,
              Callable 2/15/03 @ 102.............       754

Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,000     Jefferson County, Capital Projects
              Revenue, Series A, 5.50%, 4/1/10,
              Callable 4/1/06 @ 102, AMBAC.......  $  1,026
  1,000     Jefferson County, Capital Projects
              Revenue, Series A, 5.50%, 4/1/11,
              Callable 4/1/06 @ 102, AMBAC.......     1,022
    500     Jefferson County, Capital Projects,
              First Mortgage Revenue, 6.38%,
              12/1/07, ETM.......................       525
    500     Jefferson County, Health Facilities
              Revenue, Jewish Hospital Healthcare
              Services, Inc., 6.05%, 5/1/02,
              AMBAC..............................       512
  1,000     Jefferson County, Health Facilities
              Revenue, Jewish Hospital Healthcare
              Services, Inc., 6.10%, 5/1/03,
              Callable 5/1/02 @ 102, AMBAC.......     1,036
    300     Jefferson County, Health Facilities
              Revenue, Jewish Hospital Healthcare
              Services, Inc., 6.20%, 5/1/04,
              Callable 5/1/02 @ 102, AMBAC.......       313
    500     Jefferson County, Health Facilities
              Revenue, Jewish Hospital Healthcare
              Services, Inc., 6.38%, 5/1/08,
              Callable 5/1/02 @ 102, AMBAC.......       523
    930     Jefferson County, Health Facilities
              Revenue, Jewish Hospital Healthcare
              Services, Inc., 5.65%, 1/1/10,
              Callable 1/1/07 @ 102..............       930
    675     Jefferson County, Hospital Revenue,
              Series C, 6.20%, 10/1/04,
              Prerefunded 10/1/02 @ 102, MBIA....       709
  1,325     Jefferson County, Hospital Revenue,
              Series C, 6.20%, 10/1/04, Callable
              10/1/02 @ 102, MBIA................     1,386
    625     Jefferson County, School District
              Finance Corp., School Building
              Revenue, 7.15%, 9/1/04, Prerefunded
              9/1/00 @ 103.......................       647
    675     Jefferson County, School District
              Finance Corp., School Building
              Revenue, 7.20%, 9/1/05, Prerefunded
              9/1/00 @ 103.......................       698
  1,430     Jefferson County, School District
              Finance Corp., School Building
              Revenue, 5.25%, 7/1/07, Callable
              7/1/05 @ 102,
              MBIA...............................     1,457
  3,320     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.25%, 1/1/19,
              Callable 7/1/09 @ 101, FSA.........     3,156

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $  460     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series B, 6.00%, 1/1/04,
              Prerefunded 7/1/02 @ 102,
              MBIA/ETM...........................  $    480
    540     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series B, 6.00%, 1/1/04,
              Callable 7/1/02 @ 102, MBIA........       561
  1,000     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series B, 5.25%, 6/1/17,
              Callable 7/1/09 @ 101, FSA.........       964
  2,315     Junction City, College Revenue,
              Centre College Project, 5.70%,
              4/1/12, Callable 4/1/07 @ 102......     2,345
    500     Kenton County, Airport Revenue,
              International, Series AR-A, AMT,
              6.10%, 3/1/04, Callable 3/1/02 @
              101, FSA...........................       514
  1,000     Kenton County, Airport Revenue,
              International, Series AR-A, AMT,
              6.20%, 3/1/05, Callable 3/1/02 @
              101, FSA...........................     1,029
  1,050     Kenton County, Airport Revenue,
              International, Series AR-A, AMT,
              6.30%, 3/1/15, Callable 3/1/02 @
              101, FSA...........................     1,073
    500     Kenton County, Airport Revenue,
              International, Series B, AMT,
              5.75%, 3/1/07, Callable 3/1/03 @
              102, FSA...........................       513
    500     Kenton County, Airport Revenue,
              International, Series B, AMT,
              5.75%, 3/1/08, Callable 3/1/03 @
              102, FSA...........................       512
    100     Kenton County, School District
              Finance Corp., School Building
              Revenue, 6.50%, 12/1/02,
              Prerefunded 12/1/01 @ 102..........       105
    325     Kenton County, School District
              Finance Corp., School Building
              Revenue, 5.25%, 7/1/07, Callable
              7/1/03 @ 102.......................       331
    495     Kenton County, Water District,
              Waterworks Revenue, District #001,
              6.30%, 2/1/02, FGIC................       508
  1,015     Kenton County, Water District,
              Waterworks Revenue, District #001,
              6.38%, 2/1/04, Callable 2/1/02 @
              103, FGIC..........................     1,068
    175     Lexington-Fayette Urban County
              Government, Economic Development
              Revenue, 7.54%, 12/1/03............       175

Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $  335     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Capital Projects Mortgage
              Revenue, 6.20%, 4/1/05, Prerefunded
              4/1/02 @ 102.......................  $    350
    355     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Capital Projects Mortgage
              Revenue, 6.30%, 4/1/06, Prerefunded
              4/1/02 @ 102.......................       371
    380     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Capital Projects Mortgage
              Revenue, 6.40%, 4/1/07, Prerefunded
              4/1/02 @ 102.......................       398
    405     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Capital Projects Mortgage
              Revenue, 6.40%, 4/1/08, Prerefunded
              4/1/02 @ 102.......................       424
    425     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Capital Projects Mortgage
              Revenue, 6.40%, 4/1/09, Prerefunded
              4/1/02 @ 102.......................       445
    425     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Greenspace Project Revenue,
              6.75%, 12/1/05, Prerefunded 12/1/00
              @ 102..............................       438
    240     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Greenspace Project Revenue,
              6.75%, 12/1/07, Prerefunded 12/1/00
              @ 102..............................       247
    500     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Sewer System Revenue, 6.35%,
              7/1/07, Callable 7/1/02 @ 102,
              MBIA...............................       524
    935     Lexington-Fayette Urban County
              Government, Revenue, University of
              Kentucky Alumni Assoc., Inc.,
              6.50%, 11/1/07, Prerefunded 11/1/04
              @ 102, MBIA........................     1,013
  1,000     Lexington-Fayette Urban County
              Government, Revenue, University of
              Kentucky Alumni Assoc., Inc.,
              5.00%, 11/1/14, Callable 11/1/08 @
              102, MBIA..........................       954

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,930     Lexington-Fayette Urban County
              Government, Sewer System Revenue,
              6.35%, 7/1/09, Callable 7/1/02 @
              102, MBIA..........................  $  2,023
  1,065     Lexington-Fayette Urban County
              Revenue, 5.13%, 10/1/16, Callable
              7/15/08 @ 102, FSA.................     1,018
  1,420     Louisville & Jefferson County,
              Airport Authority Revenue, AMT,
              6.00%, 7/1/10, Callable 7/1/07 @
              102,
              MBIA...............................     1,494
  1,500     Louisville & Jefferson County,
              Metropolitan Sewer District, Sewer
              Revenue, Series A, 5.50%, 5/15/15,
              Callable 11/15/09 @ 101, FGIC......     1,508
    825     Louisville & Jefferson County, Sewer
              & Drain System Revenue, 6.40%,
              5/15/08, Prerefunded 11/15/04 @
              102,
              AMBAC..............................       891
    205     Louisville Parking Authority Revenue,
              6.60%, 12/1/03, Prerefunded 6/1/01
              @ 103..............................       215
    300     Louisville Public Properties Corp.,
              First Mortgage Revenue, 6.00%,
              4/1/05, Callable 10/1/00 @ 102.....       307
    295     Louisville Public Properties Corp.,
              First Mortgage Revenue, 6.15%,
              12/1/05, Prerefunded 12/1/02 @
              102................................       310
    200     Louisville Public Properties Corp.,
              First Mortgage Revenue, 6.40%,
              12/1/07, Prerefunded 12/1/02 @
              102................................       211
  1,000     Louisville Water Works Board, Water
              System Revenue, Louisville Water
              Co., 5.40%, 11/15/04, Callable
              11/15/00 @ 102.....................     1,015
    500     Louisville Water Works Board, Water
              System Revenue, Louisville Water
              Co., 5.63%, 11/15/07, Callable
              11/15/00 @ 102.....................       508
  1,540     Louisville Water Works Board, Water
              System Revenue, Louisville Water
              Co., 5.75%, 11/15/09, Callable
              11/15/00 @ 102.....................     1,572
  1,530     Louisville Water Works Board, Water
              System Revenue, Louisville Water
              Co., 5.75%, 11/15/10, Callable
              11/15/00 @ 102.....................     1,562

Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,000     McCracken County, Hospital Revenue,
              Mercy Health System, Series A,
              6.20%, 11/1/05, Callable 11/1/04 @
              102, MBIA..........................  $  1,065
  2,090     McCracken County, Hospital Revenue,
              Mercy Health System, Series A,
              6.40%, 11/1/07, Callable 11/1/04 @
              102, MBIA..........................     2,244
    505     McCreary County, School District
              Finance Corp., School Building
              Revenue, 6.60%, 10/1/08, Callable
              10/1/01 @ 103......................       532
    215     Mercer County, School District
              Finance Corp., School Building
              Revenue, 6.38%, 12/1/07, Callable
              12/1/01 @ 102......................       226
    300     Morehead State University, Housing &
              Dining System Revenue, Series I,
              6.10%, 11/1/05, Callable 11/1/01 @
              102, AMBAC.........................       310
    200     Morehead State University, Housing &
              Dining System Revenue, Series M,
              6.30%, 11/1/08, Callable 11/1/01 @
              102, AMBAC.........................       207
    215     Muhlenberg County, School District
              Finance Corp., School Building
              Revenue, 5.85%, 8/1/09, Callable
              8/1/02 @ 102.......................       222
    750     Muhlenberg County, School District
              Finance Corp., School Building
              Revenue, Second Series, 5.85%,
              8/1/10, Callable 8/1/02 @ 102......       775
    240     Murray State University, Revenue,
              Series G Second Series, 5.60%,
              5/1/06, Callable 5/1/03 @ 102......       246
    460     Murray State University, Revenue,
              Series G Second Series, 5.60%,
              5/1/07, Callable 5/1/03 @ 102......       471
    530     Northern Kentucky University,
              Educational Buildings Revenue,
              6.10%, 5/1/06, Callable 5/1/02 @
              102, AMBAC.........................       553
    195     Owensboro, Electric Light & Power
              Revenue, 6.75%, 1/1/03, Callable
              7/1/00 @ 100, ETM..................       200
    205     Paducah Electric Plant Board Revenue,
              6.30%, 1/1/08, Callable 1/1/01 @
              102, AMBAC.........................       211

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $  300     Paducah Waterworks Revenue, 6.60%,
              7/1/05, Prerefunded 7/1/01 @ 102,
              MBIA...............................  $    312
  1,085     Perry County, School District Finance
              Corp., School Building Revenue,
              6.25%, 7/1/09, Callable 7/1/02 @
              100................................     1,137
  1,500     Property and Building Series A
              Project 66, 5.60%, 5/1/16, MBIA,
              Callable 5/1/10 @ 100..............     1,511
    255     Richmond Water, Gas & Sewer Revenue,
              Series A, 5.00%, 7/1/14, Callable
              7/1/08 @ 102, MBIA.................       244
    100     Richmond Water, Gas & Sewer Revenue,
              Series B, 5.00%, 7/1/14, Callable
              7/1/08 @ 102, MBIA.................        95
  1,000     Shelby County, School District
              Finance Corp., School Building
              Revenue, 5.00%, 5/1/16, Callable
              5/1/09 @ 101.......................       937
    545     Shelby County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 9/1/02, Prerefunded
              9/1/01 @ 103.......................       571
    100     Shelby County, School District
              Finance Corp., School Building
              Revenue, 6.25%, 9/1/03, Prerefunded
              9/1/01 @ 103.......................       105
    500     Shelby County, School District
              Finance Corp., School Building
              Revenue, 6.50%, 9/1/05, Prerefunded
              9/1/01 @ 103.......................       526
    200     Shelby County, School District
              Finance Corp., School Building
              Revenue, 6.50%, 9/1/07, Prerefunded
              9/1/01 @ 103.......................       210
  1,245     State Economic Development Finance
              Authority, Hospital Revenue,
              Southern Central Nursing Homes,
              6.00%, 7/1/27, Callable 1/1/08 @
              105, FHA, MBIA.....................     1,252
  1,000     State Property & Buildings Commission
              Revenues, Project #65, 5.25%,
              2/1/02.............................     1,010
  1,475     State Property & Buildings Commission
              Revenues, Project #53, 6.25%,
              10/1/02, Callable 10/1/01 @ 102....     1,526
  1,000     State Property & Buildings Commission
              Revenues, Project #54, 5.90%,
              9/1/07, Callable 9/1/02 @ 102......     1,036
  1,000     State Property & Buildings Commission
              Revenues, Project #56, 5.70%,
              9/1/06, Callable 9/1/04 @ 102......     1,045
  1,000     State Property & Buildings Commission
              Revenues, Project #56, 5.80%,
              9/1/07, Callable 9/1/04 @ 102......     1,046

Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,000     State Property & Buildings Commission
              Revenues, Project #59, 5.30%,
              5/1/07, Callable 11/1/05 @ 102.....  $  1,021
  1,000     State Property & Buildings Commission
              Revenues, Project #59, 5.38%,
              11/1/09, Callable 11/1/05 @ 102....     1,021
  1,000     State Property & Buildings Commission
              Revenues, Project #63, 5.10%,
              11/1/18, Callable 11/1/09 @ 100....       932
  2,000     State Property & Buildings Commission
              Revenues, Project #64, 5.75%,
              5/1/14, Callable 11/1/09 @ 100.....     2,057
    275     State Property & Buildings Commission
              Revenues, Toyota Corp., 6.40%,
              11/1/01............................       282
  1,500     State Property & Buildings Commission
              Revenues, Project #65, 6.00%,
              2/1/11, Callable 2/1/10 @ 100,
              FSA................................     1,601
    200     State Turnpike Authority, Economic
              Development, Recovery Road Revenue,
              6.13%, 7/1/07, ETM.................       207
    750     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.70%,
              1/1/03.............................       766
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.20%,
              7/1/03, AMBAC......................     1,014
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.40%,
              7/1/05, AMBAC......................     1,027
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 6.50%,
              7/1/08, AMBAC......................     1,100
  2,750     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.50%,
              7/1/08, AMBAC......................     2,847
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.50%,
              7/1/09, AMBAC......................     1,035
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 0.00%,
              1/1/10, FGIC.......................       605

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $2,600     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.63%,
              7/1/10, Callable 7/1/05 @ 102,
              AMBAC..............................  $  2,683
    500     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.75%,
              7/1/11, Callable 7/1/05 @ 102,
              AMBAC..............................       518
    465     State Turnpike Authority, Resource
              Recovery Revenue, 6.63%, 7/1/08,
              ETM................................       490
  1,000     State Turnpike Authority, Resource
              Recovery Revenue, 1985 Series A,
              6.00%, 7/1/09, Callable 7/1/00 @
              100................................     1,001
    185     State Turnpike Authority, Toll Road
              Revenue Refunding, 6.13%, 7/1/08,
              ETM................................       193
  1,000     University of Kentucky Revenues,
              Community Colleges, Educational
              Buildings Revenue, 6.60%, 5/1/01...     1,018
    535     University of Kentucky Revenues,
              Community Colleges, Educational
              Buildings Revenue, 6.30%, 5/1/02,
              Callable 11/1/01 @ 102.............       550
    475     University of Kentucky Revenues,
              Community Colleges, Educational
              Buildings Revenue, Southeast,
              6.30%, 5/1/05, Callable 11/1/01 @
              102................................       494
  1,000     University of Louisville Revenues,
              Construction of Educational
              Buildings, Series I, 5.38%, 5/1/06,
              Callable 5/1/03 @ 102..............     1,022
    500     University of Louisville Revenues,
              Construction of Educational
              Buildings, Series I, 5.40%, 5/1/07,
              Callable 5/1/03 @ 102..............       510
    500     University of Louisville Revenues,
              Construction of Educational
              Buildings, Series I, 5.40%, 5/1/08,
              Callable 5/1/03 @ 102..............       509
    500     University of Louisville Revenues,
              Construction of Educational
              Buildings, Series I, 5.40%, 5/1/09,
              Callable 5/1/03 @ 102..............       508
    330     Versailles County, Water & Sewer,
              6.30%, 12/1/09, Callable 12/1/01 @
              103................................       347

Continued

One Group Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $  950     Winchester Utilities Revenue, 5.30%,
              7/1/09, Callable 7/1/03 @ 102......  $    959
                                                   --------
                                                    126,402
                                                   --------
Louisiana (2.2%):
  1,000     Housing Finance Agency, Single Family
              Mortgage Revenue, Series A-1,
              6.65%, 6/1/15, Callable 12/1/07 @
              104, GNMA/FNMA.....................     1,046
  4,300     New Orleans Home Mortgage Authority,
              Single Family Mortgage Revenue,
              Series A, 0.00%, 10/1/15, MBIA,
              ETM................................     1,798
  1,000     Public Facilities Authority, Revenue,
              Series B, 0.00%, 12/1/19, ETM......       319
                                                   --------
                                                      3,163
                                                   --------
Mississippi (0.6%):
  2,500     Home Corp., Single Family Mortgage
              Revenue, 0.00%, 9/15/16, Callable
              3/15/04 @ 41.70, ETM...............       856
                                                   --------
Puerto Rico (0.9%):
  2,000     Commonwealth Highway & Transportation
              Authority, Transportation Revenue,
              Series A, 0.00%, 7/1/17, AMBAC.....       778
  1,480     Puerto Rico Commonwealth, 0.00%,
              7/1/17, MBIA.......................       576
                                                   --------
                                                      1,354
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Texas (0.8%):
 $1,000     Central Housing Finance Corp., Single
              Family Mortgage Revenue, Series A,
              0.00%, 9/1/16, ETM/VA..............  $    392
  1,850     Port Arthur Housing Finance Corp.,
              Single Family Mortgage Revenue,
              0.00%, 3/1/15......................       799
                                                   --------
                                                      1,191
                                                   --------
  Total Municipal Bonds                             139,137
                                                   --------
DAILY DEMAND NOTES (2.1%):
Kentucky (2.1%):
  3,000     Louisville & Jefferson County
              Regional Airport Authority, Special
              Facilities, AMT, Series B, 4.55%,
              1/1/29*............................     3,000
                                                   --------
  Total Daily Demand Notes                            3,000
                                                   --------
INVESTMENT COMPANIES (1.8%):
    467     One Group Municipal Money Market
              Fund, Class I......................       467
  2,165     Provident Municipal Cash Fund........     2,165
                                                   --------
  Total Investment Companies                          2,632
                                                   --------
Total (Cost $142,086) (a)                          $144,769
                                                   ========

------------

Percentages indicated are based on net assets of $146,258.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $3,260
                   Unrealized depreciation......................    (577)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $2,683
                                                                  ======

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS (98.0%):
Louisiana (98.0%):
 $1,165     Ascension Parish, Gravity Drain,
              Sales & Use Tax Revenue, 5.40%,
              12/1/07, Callable 12/1/06 @ 100,
              FGIC...............................  $  1,193
  1,230     Ascension Parish, Gravity Drain,
              Sales & Use Tax Revenue, 5.50%,
              12/1/08, Callable 12/1/06 @ 100,
              FGIC...............................     1,262
  2,500     Bastrop, Industrial Development
              Board, PCR, International Paper Co.
              Project, 6.90%, 3/1/07, Callable
              3/1/02 @ 102.......................     2,594
    765     Baton Rouge, Public Improvements,
              Sales & Use Tax Revenue, 6.38%,
              8/1/09, Callable 8/1/01 @ 101.50,
              FSA................................       792
    200     Baton Rouge, Sales & Use Tax Revenue,
              6.00%, 8/1/08, Prerefunded 8/1/01
              @ 101.50, FSA......................       206
    805     Bossier City, Public Improvements,
              Sales & Use Tax Revenue, Series ST,
              6.20%, 11/1/07, Callable 11/1/01 @
              102, AMBAC.........................       836
    750     Caddo Parish, GO, 5.25%, 2/1/08,
              Callable 2/1/05 @ 100, MBIA........       757
    470     Caddo Parish, Industrial Development
              Board, Wal-Mart Stores, Inc.
              Project, 5.95%, 11/1/07, Callable
              11/1/00 @ 100......................       471
     60     East Baton Rouge, Mortgage Financing
              Authority, Series B, 5.30%,
              10/1/14............................        57
    500     East Baton Rouge Parish, Sales & Use
              Tax Revenue, 5.90%, 2/1/16, FGIC...       514
  1,000     East Baton Rouge Parish, Public
              Improvements, Sales & Use Tax
              Revenue, Series A, 5.50%, 2/1/11,
              Callable 2/1/09 @ 101, FGIC........     1,025
  1,595     East Baton Rouge Parish, Public
              Improvements, Sales & Use Tax
              Revenue, Series A, 5.50%, 2/1/14,
              Callable 2/1/09 @ 101, FGIC........     1,606
  1,310     East Baton Rouge Parish, Sales & Use
              Tax Revenue, 5.50%, 2/1/15,
              Callable 2/1/09 @ 101..............     1,313
    500     East Baton Rouge Parish, Sales & Use
              Tax Revenue, Series ST, 5.80%,
              2/1/07, Callable 2/1/05 @ 101.50,
              FGIC...............................       523
    845     East Baton Rouge Parish, Sales & Use
              Tax Revenue, Series ST, 5.80%,
              2/1/08, Callable 2/1/05 @ 101.50,
              FGIC...............................       882

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $  910     East Baton Rouge Parish, Sales & Use
              Tax Revenue, Series ST, 5.80%,
              2/1/09, Callable 2/1/05 @ 101.50,
              FGIC...............................  $    948
  2,280     East Baton Rouge Parish, Series ST-A,
              8.00%, 2/1/02, FGIC................     2,394
  3,500     Government Facilities Revenue, 5.25%,
              12/1/18, AMBAC.....................     3,354
  1,560     Houma, Utilities Revenue, 6.13%,
              1/1/07, Callable 1/1/02 @ 102,
              FGIC...............................     1,618
  1,865     Housing Finance Agency, Single Family
              Mortgage Revenue, 5.60%, 12/1/17,
              Callable 12/1/7 @ 102..............     1,756
    195     Housing Finance Agency, Single Family
              Mortgage Revenue, Series A-1,
              5.70%, 6/1/15, Callable 6/1/05 @
              102................................       196
    720     Housing Finance Agency, Single Family
              Mortgage Revenue, Series B, 6.00%,
              6/1/15.............................       723
    460     Housing Finance Agency, Single Family
              Mortgage Revenue, Series D-2, AMT,
              6.10%, 12/1/11, Callable 12/1/06 @
              102................................       466
    680     Iberia Home Mortgage Authority,
              Single Family Mortgage Revenue,
              7.38%, 1/1/11, Callable 7/1/03 @
              103................................       707
    250     Iberville School District #5, 5.75%,
              10/1/03, FSA.......................       257
  1,680     Jefferson Parish, Drain Sales Tax
              Revenue, 6.50%, 11/1/06,
              Prerefunded 11/1/01 @ 100, AMBAC...     1,724
    300     Jefferson Parish, Hospital Services
              Revenue, District #1, 5.10%,
              1/1/05, Callable 1/1/04 @ 102,
              FGIC...............................       302
    700     Jefferson Parish, Sales & Use Tax
              Revenue, 5.00%, 2/1/13, Callable
              2/1/06 @ 102, AMBAC................       673
    500     Jefferson Parish, School Board Sales
              & Use Tax Revenue, 6.05%, 2/1/02,
              MBIA...............................       511
  1,100     Jefferson Parish, School Board Sales
              & Use Tax Revenue, 6.15%, 2/1/03,
              Callable 2/1/02 @ 102, MBIA........     1,137
  2,060     Jefferson Parish, School Board Sales
              & Use Tax Revenue, 6.25%, 2/1/08,
              Callable 2/1/02 @ 102, MBIA........     2,140
  2,070     Jefferson Parish, School Board Sales
              & Use Tax Revenue, 0.00%, 9/1/09,
              FSA................................     1,279

Continued

One Group Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $3,225     Jefferson, Sales Tax District,
              Special Tax Revenue, 6.75%,
              12/1/06, Callable 12/1/02 @ 100,
              FGIC...............................  $  3,362
  1,000     Jefferson, Sales Tax District,
              Special Tax Revenue, 0.00%,
              12/1/13, FSA.......................       476
    855     Kenner, Sales & Use Tax Revenue,
              5.75%, 6/1/06, Callable 6/1/02 @
              103, FGIC..........................       887
    200     Lafayette Parish, Public Improvement
              Sales Tax Revenue, 5.50%, 3/1/07,
              Callable 3/1/03 @ 102, FGIC........       204
  1,000     Lafayette Parish, Public Improvement
              Sales Tax Revenue, Series B, 5.35%,
              3/1/13, Callable 3/1/09 @ 101.50...     1,002
  1,695     Lafayette Parish, Public Improvement
              Sales Tax Revenue, Series B, 5.45%,
              3/1/14, Callable 3/1/09 @ 101.50...     1,703
  1,985     Lafayette Parish, Public Improvement
              Sales Tax Revenue, Series B, 5.60%,
              3/1/17, Callable 3/1/09 @ 101.50...     1,987
    250     Lafayette Parish, Public Power
              Authority, 5.25%, 11/1/09, Callable
              11/1/03 @ 102, AMBAC...............       252
    750     Lafourche Parish, Hospital Service,
              District #3, Hospital Revenue,
              5.50%, 10/1/04, Callable 10/1/03 @
              102................................       746
    650     Lafourche Parish, Water District #1,
              Water Revenue, 5.63%, 1/1/01.......       653
    500     Lincoln Parish, School District #1,
              GO, Ruston, 6.20%, 3/1/03, Callable
              3/1/01
              @ 100, MBIA........................       506
  1,465     Lincoln Parish, School District #1,
              GO, Ruston, 6.40%, 3/1/05, Callable
              3/1/01
              @ 100, MBIA........................     1,483
    150     Louisiana State University,
              Agricultural & Mechanical College,
              5.40%, 7/1/05, Callable 7/1/04 @
              102, FGIC..........................       154
    250     Louisiana State University,
              Agricultural & Mechanical College,
              5.50%, 7/1/06, Callable 7/1/07 @
              102, FGIC..........................       258
    500     Louisiana State University,
              Agricultural & Mechanical College,
              5.75%, 7/1/14, Callable 7/1/04 @
              102, FGIC..........................       507
  1,580     Louisiana State University,
              Agricultural & Mechanical College,
              University Revenue, 6.00%, 7/1/07,
              Callable 7/1/06 @ 102, MBIA........     1,677

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $1,120     Louisiana State University,
              Agricultural & Mechanical College,
              University Revenue, 5.50%, 7/1/13,
              Callable 7/1/06 @ 102, MBIA........  $  1,131
  1,300     Monroe Parish, Special School
              District, GO, 7.00%, 3/1/02,
              MBIA...............................     1,348
  1,390     Monroe Parish, Special School
              District, GO, 7.00%, 3/1/03,
              MBIA...............................     1,467
  1,230     Monroe Parish, Special School
              District, GO, 5.35%, 3/1/05,
              FGIC...............................     1,257
  1,320     Monroe Parish, Special School
              District, GO, 5.35%, 3/1/06,
              Callable 3/1/05 @ 100, FGIC........     1,345
    500     Monroe Parish, Special School
              District, GO, 5.35%, 3/1/09,
              Callable 3/1/05 @ 100, FGIC........       506
  1,000     New Orleans, 5.13%, 12/1/18, Callable
              12/1/07 @ 100, AMBAC...............       930
    500     New Orleans Home Mortgage, Special
              Obligation, 6.25%, 1/15/11, ETM....       542
  1,000     New Orleans Sewer Service, Revenue,
              5.38%, 6/1/14, FGIC, Callable
              6/1/01 @ 101.......................       997
  1,000     New Orleans Sewer Service, Revenue,
              5.00%, 6/1/18, Callable 6/1/08 @
              101, MBIA..........................       918
    350     New Orleans, GO, 5.85%, 11/1/09,
              Prerefunded 11/1/05 @ 100, FGIC....       367
  1,000     New Orleans, GO, 5.88%, 10/1/11,
              Callable 10/1/05 @ 101, AMBAC......     1,034
  2,000     New Orleans, GO, 0.00%, 9/1/16,
              AMBAC..............................       792
  4,935     New Orleans, GO, 0.00%, 9/1/17,
              AMBAC..............................     1,828
  1,220     Office Facilities Corp., 5.50%,
              3/1/11, Callable 3/1/09 @ 101,
              MBIA...............................     1,249
    555     Orleans Parish School Board, Public
              School Capital Refinancing, 6.00%,
              6/1/09, MBIA.......................       592
    250     Orleans Parish School District, GO,
              5.30%, 9/1/10, Callable 9/1/05 @
              100, MBIA..........................       252
  1,000     Orleans Parish School District, GO,
              Series A, 5.13%, 9/1/15, Callable
              3/1/08 @ 100, FGIC.................       959
  1,000     Ouachita Parish, East Ouachita School
              District, GO, 5.00%, 3/1/19,
              Callable 3/1/09 @ 100, FGIC........       911

Continued

One Group Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $1,000     Ouachita Parish, Hospital Service
              District #1, Glenwood Regional
              Medical Center, Health Care
              Revenue, 5.70%, 5/15/16, Callable
              5/15/10 @ 100, FSA.................  $  1,007
  2,525     Ouachita Parish, Hospital Service
              District #1, Glenwood Regional
              Medical Center, Health Care
              Revenue, 7.50%, 7/1/06, Prerefunded
              7/1/01 @ 102.......................     2,646
  2,000     Ouachita Parish, West Ouachita School
              District, Series A, 6.50%, 3/1/03,
              Callable 3/1/01 @ 102, FSA.........     2,066
  1,440     Plaquemines Parish, GO, 6.40%,
              8/1/04, Callable 8/1/01 @ 102,
              AMBAC..............................     1,492
    420     Plaquemines Parish, Sales & Use Tax
              Revenue, 6.70%, 12/1/08,
              Prerefunded 12/1/01 @ 102..........       440
    410     Plaquemines Parish, Sales & Use Tax
              Revenue, 6.70%, 12/1/09,
              Prerefunded 12/1/01 @ 102..........       430
    605     Plaquemines Parish, School Board,
              Sales & Use Tax Revenue, 6.65%,
              3/1/05, Prerefunded 3/1/02 @ 102...       635
  2,180     Public Facilities Authority, Revenue,
              Alton Ochsner Medical Foundation,
              Series A, 6.30%, 5/15/04, Callable
              5/15/02 @ 102, MBIA................     2,273
    100     Public Facilities Authority, Revenue,
              Alton Ochsner Medical Foundation,
              6.00%, 5/15/17, Callable 5/15/02 @
              100, MBIA..........................       101
  1,000     Public Facilities Authority, Revenue,
              Alton Ochsner Medical Project,
              5.75%, 5/15/11, Callable 5/15/02 @
              100, MBIA..........................     1,008
  1,650     Public Facilities Authority, Revenue,
              Dillard University, 5.00%, 2/1/18,
              Callable 2/10/08 @ 102, AMBAC......     1,513
  1,000     Public Facilities Authority, Revenue,
              Indexed Caps, 5.88%, 2/15/11,
              Callable 2/15/03 @ 102, FGIC.......     1,028
    500     Public Facilities Authority, Revenue,
              Lafayette General Medical Center
              Project, 6.05%, 10/1/04, Callable
              10/1/02 @ 102, FSA.................       524
    500     Public Facilities Authority, Revenue,
              Loyola University, 7.20%, 10/1/00,
              Callable 8/28/00 @ 102.............       503

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $1,960     Public Facilities Authority, Revenue,
              Loyola University, 6.60%, 4/1/05,
              Callable 4/1/02 @ 102..............  $  2,049
  2,025     Public Facilities Authority, Revenue,
              Loyola University, 5.63%, 10/1/10,
              Callable 10/1/07 @ 102, MBIA.......     2,100
  1,135     Public Facilities Authority, Revenue,
              Mary Bird Perkins Cancer Center,
              5.50%, 1/1/04, FSA.................     1,157
  8,000     Public Facilities Authority, Revenue,
              Multi-Family, Series A, 0.00%,
              2/1/20,
              ETM................................     2,485
  7,500     Public Facilities Authority, Revenue,
              Multi-Family, Series B, 0.00%,
              12/1/19,
              ETM................................     2,393
    500     Public Facilities Authority, Revenue,
              Our Lady of Lake Regional Center,
              5.70%, 12/1/04, Callable 12/1/01 @
              102,
              MBIA...............................       517
    390     Public Facilities Authority, Revenue,
              Our Lady of Lake Regional Center,
              5.90%, 12/1/06, Callable 12/1/01 @
              102,
              MBIA...............................       405
    920     Public Facilities Authority, Revenue,
              Pendelton Memorial Methodist
              Hospital, 5.00%, 6/1/08............       823
  2,145     Public Facilities Authority, Revenue,
              Tulane University, 6.25%, 7/15/06,
              Callable 7/15/01 @ 102.............     2,219
    735     Public Facilities Authority, Revenue,
              Tulane University, 5.55%, 10/1/07,
              Callable 10/1/06 @ 102, AMBAC......       761
  1,605     Public Facilities Authority, Revenue,
              Tulane University, 5.75%, 10/1/09,
              Callable 10/1/06 @ 102, AMBAC......     1,678
    225     Public Facilities Authority, Revenue,
              Tulane University, Series A-1,
              5.80%, 2/15/04, Callable 2/15/03 @
              102, FGIC..........................       233
  1,235     Public Facilities Authority, Revenue,
              Women's Hospital Foundation, 6.85%,
              10/1/05, Prerefunded 10/1/02 @
              102................................     1,310
    730     Public Facilities Authority, Revenue,
              Women's Hospital Foundation, 5.40%,
              10/1/05, Callable 10/1/04 @ 102,
              FGIC...............................       745

Continued

One Group Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $1,715     Public Facilities Authority, Revenue,
              Women's Hospital Foundation, 5.50%,
              10/1/06, Callable 10/1/04 @ 102,
              FGIC...............................  $  1,759
    500     Public Facilities Authority, Revenue,
              Women's Hospital Foundation, 6.00%,
              10/1/10, FSA.......................       529
  2,000     Public Facilities Authority, Revenue,
              Xavier University of Louisiana,
              5.13%, 9/1/12, Callable 9/1/07 @
              102, MBIA..........................     1,971
  1,000     Shreveport, Certificates of
              Indebtedness, Revenue, Series A,
              5.00%, 10/1/16, Callable 10/1/09 @
              102, AMBAC.........................       928
    480     Shreveport, GO, 6.20%, 3/1/02,
              Prerefunded 3/1/01 @ 100, AMBAC....       486
    480     Shreveport, GO, 5.90%, 2/1/07,
              Prerefunded 2/1/03 @ 100...........       493
    500     Shreveport, Water & Sewer Revenue,
              Series A, 6.25%, 12/1/03, FGIC.....       523
    400     Slidell, GO, 5.00%, 3/1/13, Callable
              3/1/06 @ 100, AMBAC................       385
  1,000     South Port Community, Port Revenue,
              Cargill, Inc. Project, 5.85%,
              4/1/17, Callable 4/1/07 @ 102......       997
    750     St. Charles Parish, Public
              Improvements, Sales Tax Revenue,
              6.60%, 11/1/07, Callable 11/1/00 @
              102................................       766
  2,350     St. Charles Parish, School District
              #1, GO, 6.45%, 3/1/06, Prerefunded
              3/1/02 @ 100, AMBAC................     2,418
    870     St. John Baptist Parish, School
              District #1, GO, 6.25%, 3/1/05,
              Prerefunded 3/1/02 @ 100...........       892
    250     St. Tammany Parish, School Board
              Sales & Use Tax Revenue, 5.75%,
              4/1/03, Callable 4/1/02 @ 102,
              FGIC...............................       256
    250     St. Tammany Parish, Sales & Use Tax
              Revenue, 5.75%, 4/1/06, Callable
              4/1/02 @ 102, FGIC.................       258
  1,815     St. Tammany Parish, Hospital Service,
              District #1, Hospital Revenue,
              6.30%, 7/1/07, Callable 7/1/02 @
              102................................     1,897
  1,225     St. Tammany Parish, Public Financing
              Authority Revenue, Christwood
              Project, 5.25%, 11/15/08...........     1,112
  1,000     Stadium & Exposition District Revenue
              Bond, 5.25%, 7/1/16, Callable
              7/1/09 @ 102, FGIC.................       967

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $1,665     Stadium & Exposition District, Hotel
              Occupancy Tax & Stadium Revenue,
              Series A, 5.65%, 7/1/07, Callable
              7/1/04 @ 102, FGIC.................  $  1,745
    500     State Energy & Power Authority
              Revenue, 6.00%, 1/1/13, Callable
              1/1/01 @ 100, FGIC.................       503
  1,000     State GO, 6.00%, 8/1/04, FGIC........     1,045
    400     State GO, 5.38%, 8/1/05, MBIA........       410
    750     State GO, Series A, 5.60%, 5/15/07,
              Callable 5/15/05 @ 102, MBIA.......       778
    250     State GO, 5.60%, 8/1/07, MBIA........       260
    250     State GO, Series A, 5.70%, 5/15/08,
              Callable 5/15/05 @ 100, MBIA.......       260
    250     State GO, 5.60%, 8/1/08, MBIA........       260
  2,000     State GO, Series A, 6.50%, 4/15/06,
              FGIC...............................     2,160
  2,875     State GO, Series A, 5.80%, 8/1/10,
              MBIA...............................     3,029
    500     State GO, Series A, 6.10%, 5/1/11,
              Prerefunded 5/1/04 @ 102, AMBAC....       531
  3,500     State GO, Series B, 5.63%, 8/1/13,
              MBIA...............................     3,614
    500     State Miscellaneous Taxes Refunding
              Bond, Series A, 5.70%, 8/1/08,
              MBIA...............................       523
  2,000     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.50%, 3/1/13,
              Callable 3/1/09 @ 101, MBIA........     2,023
  1,650     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.13%, 3/1/16,
              Callable 3/1/09 @ 101, MBIA........     1,568
  1,000     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.38%, 6/1/19,
              Callable 3/1/09 @ 101, MBIA........       962
    500     State Offshore Terminal Authority,
              Deepwater Port Revenue, 1st Stage,
              Series B, 6.10%, 9/1/02............       512
  1,325     State Offshore Terminal Authority,
              Deepwater Port Revenue, 1st Stage,
              Series B, 6.25%, 9/1/04............     1,382
  1,435     Tangipahoa Parish, Consolidated
              School District #1, GO, 6.15%,
              12/1/07, Callable 12/1/02 @ 100....     1,473

Continued

One Group Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $1,250     Tangipahoa Parish, Hospital Service
              District #1, Hospital Revenue,
              6.13%, 2/1/14, Callable 2/1/04 @
              102,
              AMBAC..............................  $  1,302
    690     Terrebonne Parish, Waterworks
              District #1, Water Revenue, 5.70%,
              11/1/06, Callable 11/1/03 @ 102,
              FGIC...............................       719
    500     Terrebonne Parish, Waterworks
              District #1, Water Revenue, 5.75%,
              11/1/08, Callable 11/1/03 @ 102,
              FGIC...............................       520
                                                   --------
                                                    145,255
                                                   --------
  Total Municipal Bonds                             145,255
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
INVESTMENT COMPANIES (0.0%):
      3     One Group Municipal Money Market
              Fund, Class I......................  $      3
      6     Provident Municipal Cash Fund........         6
                                                   --------
  Total Investment Companies                              9
                                                   --------
Total (Cost $143,597) (a)........................  $145,264
                                                   ========

------------

Percentages indicated are based on net assets of $148,273.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $117. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $2,527
                   Unrealized depreciation......................    (977)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $1,550
                                                                  ======

See notes to financial statements.

One Group Mutual Funds
Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS (95.3%):
Louisiana (0.7%):
 $4,000     St. Tammany Public Transportation
              Financing Authority, Revenue,
              0.00%, 7/20/14.....................  $  1,786
                                                   --------
Michigan (93.4%):
  2,500     Battle Creek Tax Increment, 5.00%,
              5/1/16, Callable 5/1/08 @ 100,
              MBIA...............................     2,332
  2,080     Bishop International Airport
              Authority, Series B, Revenue,
              5.13%, 12/1/17, Callable 12/1/10 @
              100, ACA...........................     1,849
  4,500     Caledonia Community Schools, GO,
              5.85%, 5/1/22, Prerefunded 5/1/07 @
              100, MBIA..........................     4,755
  1,250     Central Montcalm Public Schools, GO,
              5.90%, 5/1/19, Callable 5/1/09 @
              100, MBIA..........................     1,270
  1,235     Charlevoix Public School District,
              GO, 5.75%, 5/1/20, Callable 5/1/09
              @ 100, FSA.........................     1,237
  1,150     Charlotte Public School District, GO,
              5.25%, 5/1/16, Callable 5/1/09 @
              100................................     1,118
  1,075     Chelsea Economic Development Corp.,
              Revenue, 5.40%, 11/15/18, Callable
              11/15/08 @ 101.....................       873
  2,000     Chelsea Economic Development Corp.,
              Revenue, 5.40%, 11/15/27, Callable
              11/15/08 @ 101.....................     1,492
  1,730     Chippewa County Hospital Finance,
              5.63%, 11/1/14, Callable 11/1/07 @
              102................................     1,502
  2,500     Chippewa Hills School District, GO,
              5.30%, 5/1/19, Callable 5/1/09 @
              100, FGIC..........................     2,386
  5,000     Clarkston Community Schools, GO,
              5.75%, 5/1/16, Prerefunded 5/1/05 @
              101, FGIC..........................     5,243
  4,090     Clarkston Community Schools, GO,
              5.00%, 5/1/15, Callable 5/1/08 @
              100, AMBAC.........................     3,858
  2,580     Clarkston Community Schools, GO,
              5.05%, 5/1/16, Callable 5/1/08 @
              100, AMBAC.........................     2,429
    430     Dearborn Economic Development Corp.,
              Hospital Revenue, Oakwood
              Obligation Group, Series A, 5.25%,
              11/15/05, FGIC.....................       437

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $1,690     Dearborn Economic Development Corp.,
              Hospital Revenue, Oakwood
              Obligation Group, Series A, 5.60%,
              11/15/08, Callable 11/15/05 @ 102,
              FGIC...............................  $  1,739
  1,560     Dearborn Economic Development Corp.,
              Hospital Revenue, Oakwood
              Obligation Group, Series A, 5.60%,
              11/15/09, Callable 11/15/05 @ 102,
              FGIC...............................     1,600
  1,830     Dearborn Sewage Disposal System,
              Revenue, Series A, 5.13%, 4/1/14,
              Callable 4/1/04 @ 101, MBIA........     1,775
  3,850     Detroit Local Development Finance
              Authority, Refunded Tax Increment
              Senior, Series A, 5.38%, 5/1/18,
              Callable 5/1/07 @ 101.50...........     3,614
  1,410     Detroit Local Development Finance
              Authority, Refunded Tax Increment
              Senior, Series A, 5.38%, 5/1/21,
              Callable 5/1/07 @ 101.50...........     1,303
  2,000     Detroit Sewage Disposal System,
              Revenue, Refunding, Series B,
              6.00%, 7/1/10, MBIA................     2,142
  1,500     Detroit Sewage Disposal, Revenue,
              Series A, 0.00%, 7/1/17, FGIC......       561
  1,800     Detroit Wayne County Stadium
              Authority, Public Improvements,
              5.50%, 2/1/17, Callable 2/1/07 @
              102, FGIC..........................     1,783
  2,570     Detroit, Series A, GO, 5.25%, 4/1/13,
              Callable 4/1/09 @ 101, FSA.........     2,545
  2,000     Dexter Community School, GO, 5.80%,
              5/1/19, Callable 5/1/03 @ 102......     2,010
  4,000     Dickinson County, Economic
              Development Corp., PCR, 5.85%,
              10/1/18, Callable 10/1/03 @ 102....     3,732
  1,625     East China School District, GO,
              5.00%, 5/1/16, Callable 5/1/08 @
              100, FGIC..........................     1,516
  1,000     East Lansing Building Authority, GO,
              5.25%, 10/1/16, Callable 10/1/09 @
              100................................       969
  4,000     Eastern Michigan University, Revenue,
              6.38%, 6/1/14, Callable 6/1/02 @
              101, AMBAC.........................     4,153
  1,645     Ecorse Public School District, GO,
              5.50%, 5/1/17, Callable 5/1/08 @
              101, FGIC..........................     1,630
  4,675     Farmington Public School District,
              GO, 5.10%, 5/1/16, Callable 5/1/07
              @ 100..............................     4,438
  1,000     Ferndale School District, 5.50%,
              5/1/11, Callable 5/1/05 @ 101,
              FGIC...............................     1,013

Continued

One Group Mutual Funds
Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $2,500     Ferris State University, Revenue,
              5.75%, 10/1/17, Prerefunded 4/1/07
              @ 101, AMBAC.......................  $  2,644
  5,000     Ferris State University, Revenue,
              5.85%, 10/1/22, Prerefunded 4/1/07
              @ 101, AMBAC.......................     5,316
  3,000     Grand Haven, Electric Revenue, 5.25%,
              7/1/08, MBIA.......................     3,052
  2,000     Grand Rapids Water Supply, Revenue,
              6.25%, 1/1/11, Callable 1/1/01 @
              102, FGIC..........................     2,056
  1,000     Higher Education Student Loan
              Authority, Revenue, AMT, Student
              Loan XVII-A Conv., 5.75%, 6/1/13,
              Callable 6/1/06 @ 102, AMBAC.......     1,007
  1,000     Huron Valley School District, 5.88%,
              5/1/16, Prerefunded 5/1/07 @ 100,
              FGIC...............................     1,058
  1,130     Jackson Public Schools, GO, 5.60%,
              5/1/15, Callable 5/1/10 @ 100,
              FGIC...............................     1,142
  1,405     Jackson Public Schools, GO, 5.65%,
              5/1/16, Callable 5/1/10 @ 100,
              FGIC...............................     1,419
  1,000     Kalamazoo Economic Development,
              Revenue, 6.13%, 5/15/12, Callable
              5/15/07 @ 102......................       926
  3,685     Lake Orion Community School District,
              GO, 6.00%, 5/1/10, Callable 5/1/05
              @ 101, AMBAC.......................     3,850
  1,000     Lake Orion Community School District,
              GO, 5.80%, 5/1/15, Callable 5/1/05
              @ 101, AMBAC.......................     1,018
  1,790     Lake Orion Community School District,
              GO, 5.75%, 5/1/15, Callable 5/1/10
              @ 100, FSA.........................     1,834
  1,000     Lansing Building Authority, GO,
              6.00%, 6/1/05, Callable 8/7/00 @
              102, AMBAC.........................     1,025
  2,000     Lincoln Park School District, GO,
              5.00%, 5/1/20, Callable 5/1/07 @
              100, FGIC..........................     1,812
  1,330     Livingston County, Building
              Authority, GO, 5.80%, 7/1/08.......     1,393
  2,100     Livonia Public School District,
              Series I, 6.25%, 5/1/03, Callable
              5/1/02 @ 102.......................     2,183
  1,000     Livonia Public School District, GO,
              5.50%, 5/1/14, Callable 5/1/03 @
              102, FGIC..........................     1,004
  1,425     Lowell Area School District, GO,
              0.00%, 5/1/16, FGIC................       575
  1,670     Madison Public Schools, GO, 5.13%,
              5/1/18, Callable 5/1/09 @ 100,
              FGIC...............................     1,564


 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $1,175     Mason Public School District, GO,
              5.40%, 5/1/09, Callable 5/1/05 @
              101.50, FGIC.......................   $ 1,198
  1,075     Mason Public School District, GO,
              5.50%, 5/1/10, Callable 5/1/05 @
              101.50, FGIC.......................     1,099
  2,000     Michigan State University, Revenue,
              General Series A, 6.25%, 8/15/15,
              Prerefunded 8/15/02 @ 101..........     2,082
  2,750     Mount Pleasant School District, GO,
              5.30%, 5/1/17, Callable 5/1/08 @
              100, AMBAC.........................     2,661
  1,145     Municipal Bond Authority, Revenue,
              Series A, 5.70%, 8/1/07, Callable
              2/1/03 @ 102.......................     1,177
  1,500     Municipal Bond Authority, Revenue,
              Local Government Loan Program,
              Series A, 6.00%, 12/1/13, Callable
              12/1/04 @ 102, FGIC................     1,568
  1,350     Municipal Bond Authority, Revenue,
              5.25%, 12/1/13, Callable 12/1/08 @
              101................................     1,339
  2,500     Municipal Bond Authority, Revenue,
              5.40%, 10/1/14, Callable 10/1/03 @
              102................................     2,499
  1,000     Municipal Bond Authority, Revenue,
              5.75%, 10/1/15, Callable 10/1/09 @
              101................................     1,025
  1,250     Municipal Bond Authority, Revenue,
              5.50%, 10/1/17, Callable 10/1/09 @
              101................................     1,238
  2,500     Municipal Bond Authority, Revenue,
              5.50%, 10/1/17, Callable 10/1/09 @
              101................................     2,476
  1,970     Muskegon Public Schools, GO, 5.25%,
              5/1/16, Callable 5/1/04 @ 101,
              FGIC...............................     1,907
  1,065     Northwestern Community College, GO,
              5.60%, 4/1/16, Callable 10/1/09 @
              100................................     1,071
  5,000     Oakland County Economic Development
              Corp., Revenue, 5.00%, 11/1/17,
              Callable 11/1/08 @ 101.............     4,493
  2,750     Oakland County Economic Development
              Corp., Revenue, 5.63%, 6/1/19,
              Callable 6/1/07 @ 102, LOC: First
              of America Bank....................     2,612
  3,000     Oakland County Education, Revenue,
              6.38%, 11/1/14, Prerefunded 11/1/04
              @ 100..............................     3,188

Continued

One Group Mutual Funds
Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $4,075     Ottawa County, GO, 6.00%, 8/1/08,
              Callable 8/1/02 @ 101..............  $  4,210
  1,200     Paw Paw Public School District, GO,
              6.50%, 5/1/09, FGIC................     1,308
  2,000     Plymouth Canton Community School
              District, GO, 5.38%, 5/1/06,
              Callable 5/1/03 @ 102, AMBAC.......     2,042
  1,000     Port Huron, GO, Series A, 5.25%,
              10/1/19, Callable 10/1/08 @ 101,
              MBIA...............................       947
  7,315     Rochester Community School District,
              GO, 5.25%, 5/1/15, Callable 5/1/07
              @ 100, MBIA........................     7,155
  7,015     Rochester Community School District,
              GO, 5.30%, 5/1/17, Callable 5/1/07
              @ 100, MBIA........................     6,796
  1,750     Rockford Public Schools, 5.88%,
              5/1/12, Callable 5/1/02 @ 102......     1,790
  5,000     Royal Oak Hospital Finance Authority,
              Revenue, 5.60%, 11/15/11, Callable
              11/15/03 @ 102.....................     5,038
  2,000     Saginaw Hospital Finance Authority,
              Revenue, St. Lukes Hospital, Series
              C, 6.75%, 7/1/06, Callable 7/1/01 @
              102, MBIA..........................     2,081
  2,085     Southgate, GO, 5.00%, 5/1/16,
              Callable 5/1/09 @ 100, FGIC........     1,945
  1,765     St. Johns Public Schools, GO, 5.00%,
              5/1/16, Callable 5/1/08 @ 100,
              FGIC...............................     1,647
  2,500     State Building Authority, Revenue,
              Refunding, Series 1, 6.00%,
              10/1/02, AMBAC.....................     2,573
  2,640     State Building Authority, Revenue,
              5.00%, 10/1/06.....................     2,659
  2,455     State Environmental Protection
              Program, GO, 5.40%, 11/1/19,
              Callable 11/1/05 @ 101.............     2,371
  1,250     State Hospital Finance Authority,
              Revenue, Henry Ford First Mortgage,
              Series B, 9.00%, 5/1/04, Callable
              5/1/01 @ 100.......................     1,362
  2,035     State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series T, 5.25%, 8/15/09, Callable
              8/15/07 @ 101, MBIA................     2,046
  3,000     State Hospital Finance Authority,
              Revenue, Henry Ford Health System,
              6.00%, 9/1/11, Callable 9/1/02 @
              102, AMBAC.........................     3,088

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $2,590     State Hospital Finance Authority,
              Revenue, 5.38%, 7/1/12, Callable
              7/1/05 @ 102, FSA..................  $  2,581
  2,000     State Hospital Finance Authority,
              Revenue, 5.25%, 3/1/14, Callable
              3/1/04 @ 102.......................     1,815
  3,795     State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series U, 5.63%, 8/15/16, Callable
              8/15/07 @ 101......................     3,763
  1,000     State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series R, 5.38%, 8/15/16, Callable
              8/15/06 @ 101, AMBAC...............       960
  6,875     State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series W, 5.25%, 8/15/17, Callable
              8/15/07 @ 101, FSA.................     6,464
  1,725     State Housing Development Authority,
              Revenue, Parkway Meadows Project,
              6.63%, 10/15/06, Callable 10/15/02
              @ 103, FSA.........................     1,816
  2,450     State Housing Development Authority,
              Revenue, Series C, 6.38%, 12/1/11,
              Callable 12/1/04 @ 102, FHA........     2,559
  4,750     State Housing Development Authority,
              Revenue, Series A, 6.00%, 12/1/15,
              Callable 6/1/06 @ 102, FHA.........     4,830
  2,415     State Housing Development Authority,
              Revenue, Series A, 5.88%, 10/1/17,
              Callable 4/1/03 @ 102, AMBAC.......     2,401
  2,415     State Housing Development Authority,
              Revenue, Series A, 6.05%, 12/1/17,
              Callable 6/1/06 @ 102, FHA.........     2,445
  1,420     State Housing Development Authority,
              Revenue, Series B, 6.95%, 12/1/20,
              Callable 12/1/01 @ 102.............     1,446
  2,165     State Housing Development Authority,
              Revenue, Series B, AMT, 6.20%,
              6/1/27, Callable 6/1/06 @ 102,
              FHA................................     2,178
  2,000     State Housing Development Authority,
              Revenue, Series D, 5.95%, 12/1/16,
              Callable 12/1/06 @ 102.............     2,034
  1,250     State Strategic Fund, Revenue, Porter
              Hills Presbyterian Village, 5.30%,
              7/1/18, Callable 7/1/08 @ 101......     1,094
  1,170     State Strategic Fund, Revenue,
              College of Detroit Fund, 7.00%,
              5/1/21, AMBAC......................     1,358

Continued

One Group Mutual Funds
Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $3,200     State Trunk Line, Series A, 5.40%,
              10/1/01............................  $  3,237
  2,900     State Trunk Line, Revenue, Series A,
              5.75%, 10/1/12, Callable 10/1/02 @
              100................................     2,932
  2,050     Tawas City, Hospital Finance
              Authority, St. Joseph, Series A,
              5.60%, 2/15/13, Callable 2/15/08 @
              102................................     2,093
  3,000     Thorn Apple Kellogg School, GO,
              5.38%, 5/1/22, Callable 5/1/05 @
              101, FGIC..........................     2,841
  2,400     Traverse City Area Public School,
              5.70%, 5/1/12, Prerefunded 5/1/05 @
              101, MBIA..........................     2,512
  3,600     University of Michigan, Hospital
              Revenue, Series A, 5.75%, 12/1/12,
              Callable 12/1/02 @ 102.............     3,641
  2,000     University of Michigan, Revenue,
              Medical Service Plan, 6.20%,
              12/1/03, Prerefunded 12/1/01 @
              102................................     2,084
  6,000     University of Michigan, Revenue,
              5.25%, 12/1/10, Callable 6/1/08 @
              101................................     5,978
  1,015     University of Michigan, Revenue,
              Student Fees, 5.25%, 4/1/15,
              Callable 4/1/05 @ 102..............       991
  3,040     Wayland School District, GO, 5.10%,
              5/1/12, Callable 5/1/07 @ 100,
              FGIC...............................     2,994
  1,275     Wayne Charter, County Airport
              Revenue, Series B, 5.25% 12/1/12,
              Callable 12/1/08 @ 101, MBIA.......     1,261
  1,175     Wayne County, Downriver System Sewer
              Disposal, Series B, 5.13%, 11/1/18,
              Callable 11/1/09 @ 100, MBIA.......     1,100

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $  215     Wayne State University, Revenue,
              5.50%, 11/15/07, Callable 11/15/03
              @ 101, Unrefunded Balance, AMBAC...  $    220
  2,000     Wayne State University, Revenue,
              5.38%, 11/15/14, Callable 11/15/09
              @ 101, FGIC........................     1,998
  2,000     Wayne State University, Revenue,
              5.25%, 11/15/19, Callable 11/15/09
              @ 101, FGIC........................     1,896
                                                   --------
                                                    256,395
                                                   --------
Puerto Rico (1.2%):
  2,195     GO Unlimited, 6.25%, 7/1/12, MBIA....     2,435
    880     GO Unlimited, 5.75%, 7/1/17, Callable
              7/1/07 @ 101.50....................       894
                                                   --------
                                                      3,329
                                                   --------
  Total Municipal Bonds                             261,510
                                                   --------
WEEKLY DEMAND NOTES (0.7%):
Michigan (0.7%):
  2,000     State Hospital Financial Authority,
              Revenue, 4.90%, 12/1/23*...........     2,000
                                                   --------
  Total Weekly Demand Notes                           2,000
                                                   --------
INVESTMENT COMPANIES (3.7%):
  4,439     One Group Michigan Municipal Money
              Market Fund, Class I...............     4,439
  5,848     Provident Municipal Cash Money Market
              Fund...............................     5,848
                                                   --------
  Total Investment Companies                         10,287
                                                   --------
Total (Cost $271,193) (a)                          $273,797
                                                   ========

------------

Percentages indicated are based on net assets of $274,645.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 5,765
                   Unrealized depreciation......................   (3,161)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $ 2,604
                                                                  =======

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------   ---------------------------------------  --------
 MUNICIPAL BONDS (98.9%):
Colorado (1.2%):
 $2,810     El Paso County, Single Family Mortgage
              Revenue, Series A, 0.00%, 5/1/15,
              ETM..................................  $  1,205
  2,350     Housing Finance Authority, Single
              Family Mortgage Revenue, 0.00%,
              9/1/14, ETM..........................     1,055
                                                     --------
                                                        2,260
                                                     --------
Kansas (0.5%):
  1,000     Kansas City, Single Family Mortgage
              Revenue, Series 1983 A, 0.00%,
              12/1/14, ETM.........................       444
  1,390     Saline County, Single Family Mortgage
              Revenue, Series 1983 A, 0.00%,
              12/1/15, ETM.........................       578
                                                     --------
                                                        1,022
                                                     --------
Massachusetts (0.5%):
    640     State GO, Series C, 6.75%, 8/1/09,
              Prerefunded 8/1/01 @ 102, AMBAC......       669
    360     State GO, Series C, 6.75%, 8/1/09,
              Callable 8/1/01, @ 102, AMBAC........       375
                                                     --------
                                                        1,044
                                                     --------
Mississippi (0.5%):
  3,000     Home Corp., Single Family Mortgage
              Revenue, 0.00%, 9/15/16, Callable
              3/15/04 @ 41.70, ETM.................     1,027
                                                     --------
Missouri (0.5%):
  1,000     State Health, Series AA, 6.40%, 6/1/10,
              MBIA.................................     1,095
                                                     --------
Ohio (94.7%):
  1,000     Adams County, School District, GO,
              5.45%, 12/1/08, Callable 12/1/05 @
              102,
              MBIA.................................     1,031
  1,045     Akron Sewer Systems, Sewer Revenue,
              5.30%, 12/1/05, MBIA.................     1,072
  1,000     Akron Sewer Systems, Sewer Revenue,
              5.65%, 12/1/08, Callable 12/1/06 @
              101, MBIA............................     1,043
  1,070     Akron Sewer Systems, Sewer Revenue,
              5.50%, 12/1/12, FGIC.................     1,104
  1,030     Akron Sewer Systems, Sewer Revenue,
              5.38%, 12/1/13, FGIC.................     1,045
  1,000     Allen County, Justice Center, GO,
              7.00%, 12/1/15, Prerefunded 12/1/01 @
              101, AMBAC...........................     1,044
  1,000     Avon Lake, City School District, GO,
              5.50%, 12/1/19, Callable 12/1/09 @
              102..................................       986

 SHARES
   OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------   ---------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,280     Belmont County, Health Systems Revenue,
              Regional Hospital, 5.25%, 1/1/08,
              ACA..................................  $  1,240
  3,000     Bexley School District, GO, 6.50%,
              12/1/16, Prerefunded 12/1/01 @ 102...     3,139
  1,000     Big Walnut School District, GO, 7.30%,
              6/1/15, Prerefunded 6/1/01 @ 102,
              AMBAC................................     1,046
    725     Bowling Green State University, 5.65%,
              6/1/11, Callable 6/1/06 @ 101,
              AMBAC................................       747
  1,000     Butler County, Hospital Facilities
              Revenue, 6.75%, 11/15/10, Callable
              11/15/01 @ 102, FGIC.................     1,044
  1,475     Butler County, Hospital Facilities
              Revenue, 4.75%, 11/15/18, Callable
              11/15/08 @ 101.......................     1,178
    710     Capital Corporation for Housing,
              Mortgage Revenue, 5.60%, 1/1/07,
              Callable 7/1/03 @ 102, MBIA..........       717
  1,000     Capital Corporation for Housing,
              Mortgage Revenue, 5.90%, 1/1/14,
              Callable 7/1/03 @ 100, MBIA..........     1,005
  1,000     Capital Corporation for Housing,
              Mortgage Revenue, 5.90%, 2/1/14,
              Callable 2/1/03 @ 100................     1,004
  1,000     Cleveland Airport Systems Revenue,
              Series A, AMT, 5.13%, 1/1/13,
              Callable 1/1/08 @ 101, FSA...........       960
  4,500     Cleveland Public Power System, Power
              Revenue, 6.40%, 11/15/06, Prerefunded
              11/15/04 @ 102, MBIA.................     4,863
  2,000     Cleveland Public Power System, Power
              Revenue, 0.00%, 11/15/09, MBIA.......     1,227
  3,000     Cleveland Public Power System, Power
              Revenue, 0.00%, 11/15/11, MBIA.......     1,636
  5,250     Cleveland Stadium Project, Certificates
              of Participation, 0.00%, 11/15/11,
              AMBAC................................     2,848
  1,850     Cleveland Waterworks, Water Revenue,
              Series F-92B, 6.25%, 1/1/06, Callable
              1/1/02 @ 102, AMBAC..................     1,923
    315     Cleveland Waterworks, Water Revenue,
              Series F-92B, 6.50%, 1/1/11, Callable
              1/1/02 @ 102, AMBAC..................       329
  3,485     Cleveland Waterworks, Water Revenue,
              Series F-92B, 6.50%, 1/1/11,
              Prerefunded 1/1/02 @ 102, AMBAC......     3,643
  2,000     Cleveland Waterworks, Water Revenue,
              Series G, 5.50%, 1/1/13, MBIA........     2,050

Continued

One Group Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------   ---------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $  500     Cleveland, GO, 7.50%, 8/1/07,
              Prerefunded 2/1/03 @ 100, AMBAC......  $    533
  1,000     Cleveland, GO, 5.75%, 8/1/11, MBIA.....     1,056
  1,000     Cleveland, GO, 6.38%, 7/1/12,
              Prerefunded 7/1/02 @ 102, MBIA.......     1,051
  2,185     Cleveland-Cuyahoga County, Port
              Authority Revenue, Capital
              Improvements Project, Series A,
              5.38%, 5/15/19, Callable 5/15/09 @
              102, LOC: FifthThird Bank............     1,830
  1,225     Columbus Municipal Airport No. 30-E-U,
              GO, 6.20%, 4/15/04, Callable 4/15/01
              @ 100................................     1,242
  1,000     Columbus Sewer Improvements, GO, 6.75%,
              9/15/06, Callable 9/15/01 @ 100,
              ETM..................................     1,026
  2,285     Columbus Waterworks Enlargement No. 44,
              GO, 6.00%, 5/1/11, Prerefunded 5/1/03
              @ 102................................     2,402
  1,000     Columbus Waterworks Enlargement No. 44,
              GO, 6.00%, 5/1/12, Prerefunded 5/1/03
              @ 102................................     1,051
  1,000     Columbus, GO, 6.40%, 1/1/07, Callable
              1/1/02 @ 102.........................     1,042
  1,620     Columbus, GO, 5.00%, 7/15/15, Callable
              7/15/08 @ 101........................     1,548
  1,000     Columbus, Police-Fireman Disability,
              5.00%, 7/15/18, Callable 7/15/08 @
              101..................................       931
  1,000     Cuyahoga County, Economic Development
              Revenue, 5.30%, 12/1/29, Callable
              12/1/09 @ 100, LOC: KeyBank N.A......     1,004
  2,000     Cuyahoga County, Health Care
              Facilities, Benjamin Rose Institute,
              5.50%, 12/1/17, Callable 12/1/08 @
              101..................................     1,602
  1,665     Cuyahoga County, Hospital Revenue,
              5.63%, 1/15/12, Callable 1/15/06 @
              102..................................     1,697
  1,000     Cuyahoga County, Hospital Revenue,
              Metrohealth System, Series A, 5.13%,
              2/15/13, Callable 2/15/07 @ 102,
              MBIA.................................       970
  1,000     Cuyahoga County, Hospital Revenue,
              Series A, 5.50%, 1/15/10, Callable
              1/15/06 @ 102, MBIA..................     1,019
  1,000     Cuyahoga County, Hospital Revenue, W.O.
              Walker Center, 5.25%, 1/1/13,
              Callable 7/1/08 @ 101, AMBAC.........       992
  1,000     Cuyahoga County, Jail Facilities, GO,
              7.00%, 10/1/13, Prerefunded 10/1/01 @
              102..................................     1,050
  1,265     Defiance, Waterworks System
              Improvements, GO, 5.65%, 12/1/18,
              Callable 12/1/08 @ 102, AMBAC........     1,271

 SHARES
   OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------   ---------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,000     Delaware County, Library District, GO,
              7.25%, 11/1/10, Prerefunded 11/1/00 @
              102..................................  $  1,030
  1,000     Delaware County, Sewer, GO, 5.60%,
              12/1/10, Callable 12/1/05 @ 101......     1,030
  1,000     Fairfield County, Hospital Improvement
              Revenue, Lancaster-Fairfield
              Community Hospital, 7.10%, 6/15/21,
              Prerefunded 6/15/01 @ 102, MBIA......     1,045
  1,500     Franklin County, Health Care Facilities
              Revenue, 5.50%, 11/1/16, Callable
              11/1/02 @ 102........................     1,289
  1,000     Franklin County, Health Care Facilities
              Revenue, 5.50%, 7/1/17, Callable
              7/1/08 @ 101.........................       832
  1,290     Franklin County, Hospital Revenue,
              Children's Hospital, 5.65%, 11/1/08,
              Callable 11/1/06 @ 101...............     1,318
  1,065     Franklin County, Hospital Revenue,
              Children's Hospital, 5.75%, 11/1/09,
              Callable 11/1/06 @ 101...............     1,091
    800     Franklin County, Hospital Revenue,
              Children's Hospital, 5.80%, 11/1/10,
              Callable 11/1/06 @ 101...............       819
  2,000     Franklin County, Hospital Revenue,
              Children's Hospital Project, Series
              A, 6.50%, 5/1/07, Callable 11/1/02 @
              102..................................     2,100
  1,000     Franklin County, Hospital Revenue,
              Children's Hospital Project, Series
              A, 6.60%, 11/1/11, Callable 11/1/01 @
              102..................................     1,046
  1,250     Franklin County, Mortgage Revenue,
              5.50%, 10/1/12, Callable 10/1/09 @
              101..................................     1,260
    445     Franklin County, Mortgage Revenue, AMT,
              4.80%, 12/20/13, GNMA................       408
    500     Franklin County, Multi-Family Housing
              Revenue, Kimberly Apartments, Series
              A, 5.00%, 11/1/18, Callable 11/1/09 @
              102..................................       438
  2,000     Franklin County, Revenue, Online
              Computer, Series A, 5.00%, 10/1/16,
              Callable 10/1/08 @ 101...............     1,852
  1,070     Gahanna-Jefferson Public Schools, GO,
              4.85%, 12/1/15, Callable 6/1/09 @
              100..................................       987
  1,000     Greater Cleveland Regional
              Transportation Authority, GO, 5.60%,
              12/1/11, Callable 12/1/06 @ 101,
              FGIC.................................     1,031
  1,600     Greene County, GO, 6.25%, 12/1/09,
              Callable 12/1/02 @ 102, AMBAC........     1,687

Continued

One Group Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------   ---------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,000     Greene County, Water System Revenue,
              6.85%, 12/1/11, Callable 12/1/01 @
              102, AMBAC...........................  $  1,051
  1,000     Hamilton County Waterworks, Water
              Utility Improvement Revenue, Series
              A, 6.40%, 10/15/07, Callable 10/15/01
              @ 102, MBIA..........................     1,041
  1,500     Hamilton County, Building Improvement,
              Museum Center, GO, 6.50%, 12/1/09,
              Callable 12/1/01 @ 102...............     1,567
  1,500     Hamilton County, Economic Development,
              Housing Revenue, AMT, 5.50%, 1/1/12,
              Callable 1/1/07 @ 102, FNMA..........     1,472
  1,500     Hamilton County, Electric Systems
              Revenue, 6.13%, 10/15/08, Callable
              10/15/02 @ 102, FGIC.................     1,569
  1,000     Hamilton County, Health Care Facilities
              Revenue, 5.13%, 10/1/18, Callable
              10/1/08 @ 101........................       860
  1,500     Hamilton County, Hospital Facilities
              Revenue, Bethesda Hospital, Series A,
              6.25%, 1/1/12, Callable 1/1/03 @
              102..................................     1,551
    380     Hamilton County, Sewer System Revenue,
              6.30%, 12/1/01, Prerefunded 6/1/01 @
              102..................................       394
  2,685     Housing Finance Agency, Single Family
              Mortgage Revenue, 0.00%, 1/15/15,
              Prerefunded 7/15/13 @ 86.08..........     1,120
  1,000     Huron County, Correctional Facility,
              Issue I, GO, 5.70%, 12/1/11, Callable
              12/1/07 @ 102, MBIA..................     1,044
  1,000     Kent State University, General Receipts
              Revenue, 6.45%, 5/1/12, Prerefunded
              5/1/02 @ 102, AMBAC..................     1,050
    500     Kent State University, General Receipts
              Revenue, 5.00%, 5/1/18, Callable
              5/1/08 @ 101, AMBAC..................       461
  3,000     Lakewood Sanitation Sewer System,
              Special Obligation, 6.40%, 12/1/11,
              Prerefunded 12/1/01 @ 102............     3,135
  2,535     Lakota School District, GO, 5.10%,
              12/1/14, Callable 12/1/08 @ 101,
              FGIC.................................     2,456
  1,000     Logan County School District, GO,
              7.10%, 12/1/12, Prerefunded 12/1/01 @
              101, AMBAC...........................     1,045
  1,000     Lorain County, Hospital Revenue, 5.63%,
              9/1/14, Callable 9/1/07 @ 102,
              MBIA.................................     1,016

 SHARES
   OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------   ---------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,000     Lorain County, Hospital Revenue,
              Catholic Healthcare Partners, 6.00%,
              9/1/05, MBIA.........................  $  1,053
  1,000     Lorain County, Hospital Revenue,
              Catholic Healthcare Partners, 5.63%,
              9/1/12, Callable 9/1/07 @ 102,
              MBIA.................................     1,027
  1,000     Lucas County Hospital Group, Revenue,
              5.63%, 11/15/13, Callable 11/15/09 @
              101, AMBAC...........................     1,018
  1,000     Lucas County Hospital Group, Revenue,
              5.63%, 11/15/15, Callable 11/15/09 @
              101, AMBAC...........................     1,007
  2,430     Lucas County, Multi-Family Revenue,
              5.20%, 11/1/18, Callable 11/1/08 @
              102..................................     2,188
  2,700     Mahoning Valley Sanitation District,
              Revenue, 5.13%, 12/15/16, Callable
              12/15/08 @ 101, FSA..................     2,584
  1,000     Marysville School District, GO, 7.20%,
              12/1/10, Prerefunded 12/1/00 @ 102,
              AMBAC................................     1,032
  2,500     Middleburg Heights Hospital, 5.70%,
              8/15/10, Callable 8/15/08 @ 102,
              FSA..................................     2,604
  1,000     Montgomery County Hospital, Grandview
              Hospital, 5.35%, 12/1/08, Callable
              12/1/07 @ 102, ETM...................     1,019
  1,575     Montgomery County Hospital, Grandview
              Hospital, 5.65%, 12/1/12, Prerefunded
              12/1/09 @ 100........................     1,636
  2,000     Montgomery County, Sisters of Charity,
              Series A, 6.50%, 5/15/08, Callable
              5/15/01 @ 102, MBIA..................     2,072
  1,495     Newark, GO, 0.00%, 12/1/11, FGIC.......       814
  1,000     Northeast Ohio, Regional Sewer District
              Wastewater, Sewer Revenue, 6.50%,
              11/15/08, Prerefunded 11/15/01 @ 101,
              AMBAC................................     1,036
  1,000     Ohio State University, General
              Receipts, 5.50%, 12/1/15, Callable
              12/1/09 @ 101........................     1,005
    500     Olentangy Local School District, GO,
              7.75%, 12/1/11, BIG..................       614
    565     Olmstead Falls School District, GO,
              6.85%, 12/15/11, Prerefunded 12/15/04
              @ 102, FGIC..........................       621
  1,000     Ottawa County, GO, 7.00%, 9/1/11,
              Prerefunded 9/1/01 @ 102, AMBAC......     1,049
  1,000     Plain Local School District, GO, 5.80%,
              12/01/15, Callable 12/01/10 @ 100,
              FGIC.................................     1,033

Continued

One Group Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------   ---------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $2,600     Portage County, Robinson Memorial
              Hospital Project, 5.63%, 11/15/07,
              Callable 11/15/04 @ 102, MBIA........  $  2,682
  1,160     Reading, Revenue, St. Mary's
              Educational Institute, Asset
              Guaranty, 5.65%, 2/1/12, Callable
              2/1/10 @ 100.........................     1,165
  1,000     Reading, Revenue, St. Mary's
              Educational Institute, Asset
              Guaranty, 5.70%, 2/1/13, Callable
              2/1/10 @ 100.........................     1,001
  1,000     Sandusky County, Hospital Facility
              Revenue, Memorial Hospital, 5.10%,
              1/1/09, Callable 1/1/08 @ 102........       917
  1,000     Sandusky School District, GO, 7.30%,
              12/1/10, Callable 12/1/00 @ 102......     1,031
  1,000     Shaker Heights City Schools, GO, 7.10%,
              12/15/10.............................     1,119
  1,260     Southwest Licking Local School
              District, GO, 5.75%, 12/1/14, FGIC...     1,319
  1,710     Springfield County, School District,
              GO, 0.00%, 12/1/12, AMBAC............       874
  1,000     Springfield, GO, 6.88%, 9/1/06,
              Callable 9/1/01 @ 102, AMBAC.........     1,047
  2,480     State Building Authority, 5.25%
              10/1/17, Callable 10/1/09 @ 101......     2,394
  2,000     State Building Authority, Adult
              Correctional Building, Series A,
              6.13%, 10/1/09, Callable 10/1/03 @
              102..................................     2,106
  1,000     State Building Authority, Adult
              Correctional Building, Series A,
              5.50%, 4/1/13, Callable 4/1/07 @ 101,
              AMBAC................................     1,014
  1,000     State Building Authority, Adult
              Correctional Building, Series A,
              5.00%, 4/1/15, Callable 4/1/08 @
              101..................................       947
  1,000     State Building Authority, Highway
              Safety Building, 5.38%, 10/1/09,
              Callable 4/1/07 @ 101, AMBAC.........     1,027
  1,000     State Building Authority, State
              Correctional Facilities, Series A,
              6.50%, 10/1/01.......................     1,025
  1,000     State Building Authority, State
              Facilities, Administration Building
              Funds, Series A, 5.75%, 10/1/06,
              Callable 10/1/04 @ 102, MBIA.........     1,049
  1,165     State Building Authority, State
              Facilities, Transportation Building
              Fund, Series A, 6.50%, 9/1/09,
              Callable 9/1/04 @ 102, AMBAC.........     1,253
  1,300     State Department Administrative
              Services, 5.00%, 6/15/17, Callable
              12/15/07 @ 102.......................     1,208

 SHARES
   OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------   ---------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $2,500     State Educational Loan, Series A-1,
              Revenue, AMT, 5.55%, 12/1/11,
              Callable 6/1/07 @ 102, AMBAC.........  $  2,513
  1,750     State Elementary & Secondary Education,
              5.63%, 12/1/06.......................     1,827
  2,510     State Fresh Water Development, Water
              Revenue, 5.80%, 6/1/11, Callable
              6/1/05 @ 102, AMBAC..................     2,659
    200     State Higher Educational Facilities,
              Case Western Reserve University,
              7.25%, 12/1/12, Prerefunded 12/1/00 @
              102, FGIC............................       206
  1,000     State Higher Educational Facilities,
              Denison University, 5.40%, 11/1/11,
              Callable 11/1/06 @ 101...............     1,015
  1,000     State Higher Educational Facilities,
              Denison University, 5.25%, 11/1/16,
              Callable 11/1/06 @ 101...............       971
  3,750     State Higher Educational Facilities,
              Revenue, 0.00%, 12/1/13, Callable
              12/1/06 @ 101, AMBAC.................     2,929
    800     State Higher Educational Facilities,
              University of Dayton, 7.25%, 12/1/12,
              Prerefunded 12/1/00 @ 102, FGIC......       825
  1,000     State Higher Educational Loan, Revenue,
              Series A-1, AMT, 5.40%, 12/1/09,
              Callable 6/1/07 @ 102, AMBAC.........     1,003
  1,135     State Housing Finance Agency, Mortgage
              Revenue, Series A-1, 6.20%, 9/1/14,
              Callable 3/1/05 @ 102, GNMA..........     1,169
    335     State Housing Finance Agency, Single
              Family Mortgage Revenue, Series F,
              7.50%, 9/1/10, Callable 9/1/00 @ 102,
              GNMA.................................       342
  5,155     State Turnpike Commission, Turnpike
              Revenue, Series A, 5.50%, 2/15/14....     5,262
  2,250     State Water Authority, PCR, 5.50%,
              6/1/13, Callable 12/1/07 @ 101,
              MBIA.................................     2,285
  1,000     State Water Development Authority,
              Pollution Control Facilities, 5.50%,
              12/1/09, Callable 6/1/05 @ 101,
              MBIA.................................     1,029
  1,500     State Water Development Authority,
              Water Development Revenue, 7.00%,
              12/1/09, Callable 6/1/01 @ 102, ETM,
              AMBAC................................     1,657
  1,000     Strongsville, GO, 6.70%, 12/1/11,
              Callable 12/1/06 @ 102...............     1,101
    800     Toledo Sewer Revenue, 6.20%, 11/15/02,
              AMBAC................................       829

Continued

One Group Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------   ---------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,000     Toledo Sewer System, Sewer Revenue,
              5.25%, 11/15/13, Callable 11/15/09
              @ 102................................  $    996
  1,000     Toledo, GO, 5.63%, 12/1/11, Callable
              12/1/06 @ 102, AMBAC.................     1,035
  2,145     Toledo, Lucas County Port Authority,
              Development Revenue, 5.10%, 5/15/12,
              Callable 5/15/09 @ 102...............     1,888
  1,000     Toledo, Lucas County Port Authority,
              Revenue, AMT, 6.13%, 11/15/09........       979
  1,000     University of Cincinnati, Certificates
              of Participation, University &
              College Improvements, 6.75%, 12/1/09,
              Callable 12/1/01 @ 102, MBIA.........     1,050
  1,000     University of Cincinnati, General
              Receipts, 5.75%, 6/1/13, Callable
              6/1/06 @ 101.........................     1,026
  1,000     University of Cincinnati, General
              Receipts, University & College
              Improvements, 7.00%, 6/1/11, Callable
              6/1/01 @ 102.........................     1,040
  1,000     University of Cincinnati, Revenue,
              Series R2, 6.25%, 6/1/09, Callable
              12/1/02 @ 102........................     1,052

 SHARES
   OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------   ---------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,000     Westerville, Minerva Park & Blendon
              Joint Township, Saint Ann's Hospital,
              Series B, 6.80%, 9/15/06, Callable
              9/15/01 @ 102, AMBAC, ETM............  $  1,047
  2,750     Westerville, Minerva Park & Blendon
              Joint Township, Saint Ann's Hospital,
              Series B, 7.00%, 9/15/12, Callable
              9/15/01 @ 102, AMBAC, ETM............     2,887
                                                     --------
                                                      188,548
                                                     --------
Texas (0.5%):
  2,500     Southeast Texas Housing Financial
              Corp., 0.00%, 9/1/17, ETM, MBIA......       917
                                                     --------
Washington (0.5%):
  1,000     State, GO, Series A & AT-6, 6.25%,
              2/1/11...............................     1,084
                                                     --------
  Total Municipal Bonds                               196,997
                                                     --------
INVESTMENT COMPANIES (0.6%):
    295     Fidelity Ohio Tax Free Money Market
              Fund.................................       295
      2     One Group Ohio Municipal Money Market
              Fund, Class I........................         2
    898     Provident Municipal Cash Fund..........       898
                                                     --------
  Total Investment Companies                            1,195
                                                     --------
Total (Cost $195,661) (a)                            $198,192
                                                     ========

------------

Percentages indicated are based on net assets of $199,274.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $38. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 5,033
                   Unrealized depreciation......................   (2,540)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $ 2,493
                                                                  =======

See notes to financial statements.

One Group Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS (98.4%):
Kansas (1.4%):
 $3,225     Labette County, Single Family
              Mortgage, Revenue, 0.00%,
              12/1/14............................  $  1,432
                                                   --------
Maryland (0.8%):
  2,690     Prince Georges County, Housing
              Authority Revenue, Foxglenn Apts.,
              Series A, AMT, 0.00%, 5/20/22......       779
                                                   --------
Ohio (0.5%):
    500     Columbus, GO, 8.13%, 5/1/04..........       559
                                                   --------
Puerto Rico (3.4%):
  2,400     Commonwealth, GO, 5.75%, 7/1/17......     2,438
  1,000     Industrial Tourist, Educational,
              Medical and Environmental Control
              Facilities, Auxilio Mutuo Hospital
              Obligation Group, 5.80%, 7/1/06,
              Callable 1/1/05 @ 102, MBIA........     1,049
                                                   --------
                                                      3,487
                                                   --------
Virginia (0.2%):
    200     State Public School Authority,
              Revenue, Series A, 6.30%, 8/1/01...       204
                                                   --------
West Virginia (92.1%):
  1,000     Berkeley County, Building Community,
              Hospital Revenue, City Hospital
              Project, 6.50%, 11/1/09, Callable
              11/1/02 @ 102......................     1,007
  1,000     Berkeley County, Education Board, GO,
              5.50%, 4/1/01......................     1,008
    800     Berkeley County, Education Board, GO,
              5.55%, 4/1/02......................       811
    900     Berkeley County, Education Board, GO,
              5.60%, 4/1/03......................       918
    500     Berkeley County, Education Board, GO,
              5.00%, 6/1/08, Callable 6/1/05 @
              100, FGIC..........................       500
  1,525     Brooke Pleasants Tyler Wetzel
              Counties, Single Family Mortgage,
              Revenue, 7.40%, 8/15/10, ETM.......     1,794
  1,670     Cabell County, Education Board, GO,
              6.60%, 5/1/04, MBIA, ETM...........     1,776
  1,500     Cabell County, Education Board, GO,
              6.00%, 5/1/06, MBIA, ETM...........     1,587
     70     Charles Town Residential Mortgage,
              Revenue, Series A, 5.40%, 9/1/02...        71
     70     Charles Town Residential Mortgage,
              Revenue, Series A, 5.56%, 3/1/03...        71
     55     Charles Town Residential Mortgage,
              Revenue, Series A, 5.70%, 9/1/04,
              Callable 3/1/03 @ 102..............        56

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $  970     Charleston Building Community, Lease
              Revenue, 5.30%, 6/1/12, Callable
              6/1/09 @ 102.......................  $    929
  1,555     Charleston Building Community,
              Parking Facility Revenue, Capital
              Appreciation, 0.00%, 12/1/17.......       492
  1,570     Charleston Building Community,
              Parking Facility Revenue, Capital
              Appreciation, 0.00%, 12/1/18.......       461
  1,570     Charleston Building Community,
              Parking Facility Revenue, Capital
              Appreciation, 0.00%, 12/1/19.......       430
  1,010     Charleston Parking Revenue, Series B,
              6.75%, 6/1/08, Callable 12/1/04 @
              102................................     1,089
  1,120     Charleston Urban Renewal Authority
              Lease, Diamond Project, Series A,
              5.75%, 12/15/18, Callable
              12/15/09 @ 102, FSA................     1,134
  1,020     Clarksburg Water Revenue, Capital
              Appreciation, Asset Guaranty,
              0.00%, 9/1/08, FSA.................       666
  1,000     Clarksburg Water Revenue, Capital
              Appreciation, Asset Guaranty,
              0.00%, 9/1/11, FSA.................       548
  1,000     Clarksburg Water Revenue, Capital
              Appreciation, Asset Guaranty,
              0.00%, 9/1/12, FSA.................       515
  1,000     Economic Development, Authority Lease
              Revenue, Capitol Parking Garage
              Project, 5.63%, 6/1/16, AMBAC......     1,007
    790     Fairmont Waterworks Revenue, 5.30%,
              7/1/09, Callable 7/1/07 @ 102,
              MBIA...............................       806
    925     Fairmont Waterworks Revenue, 5.50%,
              7/1/12, Callable 7/1/07 @ 102,
              MBIA...............................       944
  2,500     Harrison County, Board of Education,
              GO, 6.40%, 5/1/07, FGIC............     2,717
  2,000     Harrison County, Community Special
              Obligation, Revenue, Series A,
              6.25%, 5/15/10, ETM................     2,179
  1,500     Harrison County, Education Board, GO,
              6.30%, 5/1/05, FGIC................     1,596
    735     Jackson County, Residential Mortgage,
              Revenue, 7.38%, 6/1/10, FGIC,
              ETM................................       858
  1,000     Jefferson County Board of Education,
              Public School, GO, 5.25%, 7/1/09...     1,004

Continued

One Group Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $3,260     Kanawha Mercer Nicholas Counties,
              Single Family Mortgage, Revenue,
              0.00%, 2/1/15, Prerefunded
              2/1/14 @ 89.85.....................  $  1,340
  2,550     Kanawha-Putnam County, Single Family
              Mortgage, Revenue, Series A, 0.00%,
              12/1/16, AMBAC, ETM................       988
  1,607     Keyser Housing Corp. Mortgage,
              Revenue, 7.25%, 4/1/21, Callable
              11/1/00 @ 100, FHA.................     1,610
  1,065     Marion County, Single Family
              Mortgage, Revenue, 7.38%, 8/1/11,
              FGIC, ETM..........................     1,253
    500     Marshall County, Special Obligation,
              6.50%, 5/15/10, ETM................       544
  1,000     Monongalia County, Board of
              Education, GO, 7.00%, 4/1/03,
              MBIA...............................     1,058
    440     Monongalia County, Board of
              Education, GO, 7.00%, 4/1/04,
              MBIA...............................       473
    300     Monongalia County, Board of
              Education, GO, 7.00%, 4/1/05,
              MBIA...............................       328
  1,000     Monongalia County, Building
              Community, Healthcare Revenue,
              5.75%, 11/15/14, Callable
              11/15/02 @ 102.....................       873
  1,295     Parkersburg Waterworks & Sewer
              System, Revenue, 5.50%, 3/1/10,
              Callable 9/1/06 @ 102, FSA.........     1,330
  1,335     Parkersburg Waterworks & Sewer
              System, Revenue, 5.50%, 9/1/10,
              Callable 9/1/06 @ 102, FSA.........     1,372
    900     Parkersburg Waterworks & Sewer
              System, Revenue, 5.70%, 9/1/13,
              Callable 9/1/06 @ 102, FSA.........       923
  1,000     Pleasants County, PCR, Potomac Power,
              6.15%, 5/1/15, Callable 5/1/05 @
              102, AMBAC.........................     1,043
  1,000     Pleasants County, PCR, Potomac Power,
              6.15%, 5/1/15, Callable 5/1/05 @
              102, MBIA..........................     1,043
  1,750     Pleasants County, PCR, West Penn
              Power, 6.15%, 5/1/15, Callable
              5/1/05 @ 102, AMBAC................     1,826
  1,860     Princeton, Hospital Revenue,
              Community Hospital Association,
              Inc. Project, 5.75%, 5/1/11,
              Callable 5/1/09 @ 102..............     1,760
  1,015     Putnam County, PCR, FMC Corp., 5.63%,
              10/1/13, Callable 10/1/07 @ 102....       918

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $2,000     Raleigh Fayette & Nicholas Counties,
              Special Obligation, 6.25%, 8/1/11,
              ETM................................  $  2,186
    800     School Building Authority, Revenue,
              Capital Improvement, Series B,
              6.80%, 7/1/00, MBIA................       800
  1,750     School Building Authority, Revenue,
              Capital Improvement, 6.25%, 7/1/01,
              MBIA...............................     1,782
  1,000     School Building Authority, Revenue,
              Capital Improvement, Series B,
              6.90%, 7/1/02, Callable 7/1/00 @
              102,
              MBIA...............................     1,020
  1,000     School Building Authority, Revenue,
              Capital Improvement, 5.63%, 7/1/03,
              MBIA...............................     1,025
    200     School Building Authority, Revenue,
              Capital Improvement, Series B,
              6.75%, 7/1/06, MBIA................       219
  2,825     School Building Authority, Revenue,
              Capital Improvement, 5.50%, 7/1/11,
              Callable 7/1/07 @ 102, AMBAC.......     2,893
  1,000     School Building Authority, Revenue,
              Capital Improvement, Series B,
              6.00%, 7/1/12, Callable 7/1/02 @
              100,
              MBIA...............................     1,022
  3,500     School Building Authority, Revenue,
              Capital Improvement, Series B,
              5.40%, 7/1/17, Callable 7/1/07 @
              102, FSA...........................     3,432
  1,000     State Building, Lottery Commission
              Revenue, Series A, 5.25%, 7/1/08,
              Callable 7/1/07 @ 102, MBIA........     1,017
  1,000     State Building, Lottery Commission
              Revenue, Series A, 5.25%, 7/1/09,
              Callable 7/1/07 @ 102, MBIA........     1,015
  1,000     State Capital Appreciation
              Infrastructure -- A, GO, 0.00%,
              11/1/13, FGIC......................       478
  1,000     State Capital Appreciation
              Infrastructure -- A, GO, 0.00%,
              11/1/14, FGIC......................       447
    600     State GO, Series A, 5.40%, 2/1/01....       603
    250     State GO, 5.25%, 3/1/01..............       250
    200     State GO, 5.70%, 6/1/01..............       201
  1,200     State GO, 6.10%, 6/1/03, Callable
              6/1/01 @ 100.......................     1,207
  1,000     State GO, 5.25%, 6/1/08, FGIC........     1,017
  1,000     State GO, Series B, AMT, 5.80%,
              11/1/11, Callable 11/1/06 @ 102,
              FGIC...............................     1,045

Continued

One Group Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $1,000     State GO, Series B, AMT, 5.85%,
              11/1/12, Callable 11/1/06 @ 102,
              FGIC...............................  $  1,045
  1,000     State GO, 5.75%, 6/1/13, Callable
              6/1/09 @ 101.......................     1,036
  1,000     State GO, 5.75%, 6/1/15, Callable
              6/1/09 @ 101.......................     1,026
  1,000     State GO, Series B, AMT, 5.10%,
              11/1/15, Callable 11/1/08 @ 102,
              FGIC...............................       949
    625     State Hospital Finance Authority,
              Hospital Revenue, 5.50%, 1/1/02,
              MBIA...............................       632
    500     State Hospital Finance Authority,
              Hospital Revenue, 5.70%, 1/1/04,
              Callable 1/1/02 @ 102, MBIA........       513
  2,350     State Hospital Finance Authority,
              Hospital Revenue, 5.10%, 6/1/06,
              Callable 6/1/03 @ 102, MBIA........     2,360
  1,000     State Hospital Finance Authority,
              Hospital Revenue, 5.13%, 9/1/06,
              Callable 9/1/05 @ 102, MBIA........     1,007
  1,000     State Hospital Finance Authority,
              Hospital Revenue, 5.75%, 9/1/13,
              Callable 9/1/05 @ 102, MBIA........     1,026
    190     State Housing Development, 6.30%,
              11/1/03, Callable 5/1/02 @ 103,
              FHA................................       196
    195     State Housing Development, 6.40%,
              5/1/04, Callable 5/1/02 @ 103,
              FHA................................       203
    205     State Housing Development, 6.40%,
              11/1/04, Callable 5/1/02 @ 103,
              FHA................................       214
    245     State Housing Development, 6.75%,
              11/1/10, Callable 5/1/02 @ 103,
              FHA................................       256
    315     State Housing Development, 6.75%,
              5/1/11, Callable 5/1/02 @ 103,
              FHA................................       330
    320     State Housing Development, 6.75%,
              11/1/11, Callable 5/1/02 @ 103,
              FHA................................       335
    655     State Housing Development, AMT,
              5.65%, 11/1/15, Callable 11/1/07 @
              102................................       645
  1,500     State Roads, GO, 5.20%, 6/1/14.......     1,466
  1,500     State University, Revenue, 5.75%,
              4/1/03, AMBAC......................     1,540
  1,500     State University, Revenue, 5.75%,
              4/1/04, Callable 4/1/03 @ 102,
              AMBAC..............................     1,550
  1,000     State University, Revenue, 6.00%,
              4/1/07, Callable 4/1/03 @ 102,
              AMBAC..............................     1,045

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $1,000     State University, Revenue, 6.00%,
              4/1/12, Callable 4/1/03 @ 102,
              AMBAC..............................  $  1,040
    100     State Water Development Authority,
              Revenue, Loan Program, Series A,
              7.40%, 11/1/00.....................       101
    130     State Water Development Authority,
              Revenue, Loan Program, Series A,
              6.90%, 11/1/01.....................       134
    160     State Water Development Authority,
              Revenue, Loan Program, Series A,
              7.10%, 11/1/04, Callable
              11/1/01 @ 102......................       167
  2,000     State Water Development Authority,
              Revenue, Loan Program, Series A,
              7.00%, 11/1/11, Callable
              11/1/01 @ 102, FSA.................     2,096
    800     University Revenue, Series A, 5.30%,
              5/1/12, Callable 11/1/07 @ 101,
              AMBAC..............................       804
  1,125     University Revenue, Series A, 5.25%,
              4/1/13, Callable 4/1/08 @ 102,
              AMBAC..............................     1,116
  1,000     University Revenue, 0.00%, 4/1/16....       404
  1,000     University Revenue, 0.00%, 4/1/17....       378
  1,000     University Revenue, 0.00%, 4/1/18....       354
    750     University Revenues, State University
              System, Marshall University
              Library, 5.60%, 4/1/11, Callable
              4/1/06 @ 101, AMBAC................       768
  1,000     Wheeling Waterworks & Sewer System,
              Revenue, 5.40%, 6/1/11, Callable
              6/1/07 @ 100, FGIC.................     1,013
  1,200     Wheeling Waterworks & Sewer System,
              Revenue, Series C, 6.60%, 6/1/12,
              Prerefunded 6/1/02 @ 100, FGIC.....     1,243
                                                   --------
                                                     94,307
                                                   --------
  Total Municipal Bonds                             100,768
                                                   --------
INVESTMENT COMPANIES (1.8%):
     13     One Group Municipal Money Market
              Fund, Class I......................        13
  1,808     Provident Municipal Cash Fund........     1,808
                                                   --------
  Total Investment Companies                          1,821
                                                   --------
Total (Cost $100,445) (a)                          $102,589
                                                   ========

Continued

One Group Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $102,424.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $2,767
                   Unrealized depreciation......................    (623)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $2,144
                                                                  ======

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
Abbreviations

ACA          Insured by American Capital Access

AMBAC        Insured by AMBAC Indemnity Corporation

AMT          Alternative Minimum Tax Paper

BIG          Insured by Bond Insurance Guarantee

ETM          Escrowed to Maturity

FGIC         Insured by Financial Guaranty Insurance Corporation

FHA          Federal Housing Administration

FHLMC        Insured by Freddie Mac

FNMA         Insured by Fannie Mae

FSA          Insured by Federal Security Assurance

GNMA         Insured by Government National Mortgage Association

GO           General Obligation

GSL          Guaranteed Student Loans

GTY          Guaranty

IDA          Industrial Development Authority

IDR          Industrial Development Revenue

LOC          Letter of Credit

MBIA         Insured by Municipal Bond Insurance Association

PCR          Pollution Control Revenue

PSFG         Permanent School Funding Guarantee

VA           Veterans Administration

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2000
(Amounts in Thousands, except per share amounts)

                                                        SHORT-TERM      INTERMEDIATE      TAX-FREE      MUNICIPAL        ARIZONA
                                                        MUNICIPAL         TAX-FREE          BOND          INCOME        MUNICIPAL
                                                        BOND FUND        BOND FUND          FUND           FUND         BOND FUND
                                                        ----------      ------------      --------      ----------      ---------
ASSETS:
Investments, at cost..................................   $119,602         $763,683        $622,812      $1,138,291      $195,183
Unrealized appreciation (depreciation) from
  investments.........................................       (299)           3,125          14,141         (11,492)        3,429
                                                         --------         --------        --------      ----------      --------
Investments, at value.................................    119,303          766,808         636,953       1,126,799       198,612
Cash..................................................        123            1,956              --           3,230            --
Interest & dividends receivable.......................      1,600           10,167          10,484          14,647         4,324
Receivable for capital shares issued..................         --               10             302             252            --
Receivable from brokers for investments sold..........         --            3,953           2,220          15,392            --
Deferred organization cost............................         22               --              --              --            --
Prepaid expenses and other assets.....................          6                8               7               8             2
                                                         --------         --------        --------      ----------      --------
TOTAL ASSETS..........................................    121,054          782,902         649,966       1,160,328       202,938
                                                         --------         --------        --------      ----------      --------
LIABILITIES:
Dividends payable.....................................        411            3,023           2,676           4,697           822
Payable to brokers for investments purchased..........         --            2,137              --          45,722         3,084
Payable for capital shares redeemed...................         --               74               6             128            --
Accrued expenses and other payables:
  Investment advisory fees............................         28              256             212             317            65
  Administration fees.................................          7               52              40              73            13
  Distribution fees...................................          1               12               9             110             1
  Other...............................................        102              274             271             414            96
                                                         --------         --------        --------      ----------      --------
TOTAL LIABILITIES.....................................        549            5,828           3,214          51,461         4,081
                                                         --------         --------        --------      ----------      --------
NET ASSETS:
Capital...............................................    122,171          799,353         646,197       1,163,689       199,878
Undistributed (distributions in excess of) net
  investment income...................................          7              231              10              18            --
Accumulated undistributed net realized gains (losses)
  from investment transactions........................     (1,374)         (25,635)        (13,596)        (43,348)       (4,450)
Net unrealized appreciation (depreciation) from
  investments.........................................       (299)           3,125          14,141         (11,492)        3,429
                                                         --------         --------        --------      ----------      --------
NET ASSETS............................................   $120,505         $777,074        $646,752      $1,108,867      $198,857
                                                         ========         ========        ========      ==========      ========
NET ASSETS:
  Class I.............................................   $116,527         $737,277        $609,667      $  857,118      $195,753
  Class A.............................................      3,053           32,200          33,629         144,335         2,391
  Class B.............................................        925            7,597           3,456          90,118           713
  Class C.............................................         --               --              --          17,296            --
                                                         --------         --------        --------      ----------      --------
Total.................................................   $120,505         $777,074        $646,752      $1,108,867      $198,857
                                                         ========         ========        ========      ==========      ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I.............................................     11,776           70,798          50,166          90,634        20,703
  Class A.............................................        309            3,094           2,765          15,214           255
  Class B.............................................         93              728             284           9,535            75
  Class C.............................................         --               --              --           1,831            --
                                                         --------         --------        --------      ----------      --------
Total.................................................     12,178           74,620          53,215         117,214        21,033
                                                         ========         ========        ========      ==========      ========
Net Asset Value
  Class I -- Offering and redemption price per
    share.............................................   $   9.90         $  10.41        $  12.15      $     9.46      $   9.46
                                                         ========         ========        ========      ==========      ========
  Class A -- Redemption price per share...............   $   9.87         $  10.41        $  12.16      $     9.49      $   9.39
                                                         ========         ========        ========      ==========      ========
    Maximum sales charge..............................       3.00%            4.50%           4.50%           4.50%         4.50%
                                                         ========         ========        ========      ==========      ========
    Maximum offering price per share (100%/(100% --
      maximum sales charge) of net asset value
      adjusted to nearest cent).......................   $  10.18         $  10.90        $  12.73      $     9.94      $   9.83
                                                         ========         ========        ========      ==========      ========
  Class B -- Offering price per share (a).............   $   9.94         $  10.44        $  12.16      $     9.45      $   9.46
                                                         ========         ========        ========      ==========      ========
  Class C -- Offering price per share (a).............                                                  $     9.45
                                                                                                        ==========

------------
(a) Redemptions price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2000
(Amounts in Thousands, except per share amounts)

                                                        KENTUCKY       LOUISIANA      MICHIGAN         OHIO         WEST VIRGINIA
                                                        MUNICIPAL      MUNICIPAL      MUNICIPAL      MUNICIPAL        MUNICIPAL
                                                        BOND FUND      BOND FUND      BOND FUND      BOND FUND        BOND FUND
                                                        ---------      ---------      ---------      ---------      -------------
ASSETS:
Investments, at cost..................................  $142,086       $143,597       $271,193       $195,661         $100,445
Unrealized appreciation (depreciation) from
  investments.........................................     2,683          1,667          2,604          2,531            2,144
                                                        --------       --------       --------       --------         --------
Investments, at value.................................   144,769        145,264        273,797        198,192          102,589
Cash..................................................        --          1,529             --             --               --
Interest & dividends receivable.......................     2,206          2,419          3,095          2,220            1,367
Receivable for capital shares issued..................         1             --            159             --                3
Prepaid expenses and other assets.....................         3              4              7              4                3
                                                        --------       --------       --------       --------         --------
TOTAL ASSETS..........................................   146,979        149,216        277,058        200,416          103,962
                                                        --------       --------       --------       --------         --------
LIABILITIES:
Dividends payable.....................................       583            586          1,127            809              419
Payable to brokers for investments purchased..........        --             --          1,022             --            1,004
Payable for capital shares redeemed...................        --            188             22            132               --
Accrued expenses and other payables:
  Investment advisory fees............................        46             46             90             62               33
  Administration fees.................................        10             10             17             13                7
  Distribution fees...................................        11             19             14             37                5
  Other...............................................        71             94            121             89               70
                                                        --------       --------       --------       --------         --------
TOTAL LIABILITIES.....................................       721            943          2,413          1,142            1,538
                                                        --------       --------       --------       --------         --------
NET ASSETS:
Capital...............................................   146,863        148,915        283,629        205,072          101,784
Undistributed (distributions in excess of) net
  investment income...................................        --             --              9              5               --
Accumulated undistributed net realized gains (losses)
  from investment and futures transactions............    (3,288)        (2,309)       (11,597)        (8,334)          (1,504)
Net unrealized appreciation (depreciation) from
  investments.........................................     2,683          1,667          2,604          2,531            2,144
                                                        --------       --------       --------       --------         --------
NET ASSETS............................................  $146,258       $148,273       $274,645       $199,274         $102,424
                                                        ========       ========       ========       ========         ========
NET ASSETS:
  Class I.............................................  $124,778       $ 80,167       $233,913       $126,362         $ 91,975
  Class A.............................................     8,230         58,225         30,626         32,307            3,677
  Class B.............................................    13,250          9,881         10,106         40,605            6,772
                                                        --------       --------       --------       --------         --------
Total.................................................  $146,258       $148,273       $274,645       $199,274         $102,424
                                                        ========       ========       ========       ========         ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I.............................................    12,610          8,228         22,891         12,104            9,449
  Class A.............................................       831          5,976          2,995          3,085              375
  Class B.............................................     1,346          1,014          1,022          3,852              691
                                                        --------       --------       --------       --------         --------
Total.................................................    14,787         15,218         26,908         19,041           10,515
                                                        ========       ========       ========       ========         ========
Net Asset Value
  Class I -- Offering and redemption price per
    share.............................................  $   9.90       $   9.74       $  10.22       $  10.44         $   9.73
                                                        ========       ========       ========       ========         ========
  Class A -- Redemption price per share...............  $   9.90       $   9.74       $  10.22       $  10.47         $   9.81
                                                        ========       ========       ========       ========         ========
    Maximum sales charge..............................      4.50%          4.50%          4.50%          4.50%            4.50%
                                                        ========       ========       ========       ========         ========
    Maximum offering price per share (100%/(100% --
      maximum sales charge) of net asset value
      adjusted to nearest cent).......................  $  10.37       $  10.20       $  10.70       $  10.96         $  10.27
                                                        ========       ========       ========       ========         ========
  Class B -- Offering price per share (a).............  $   9.84       $   9.75       $   9.89       $  10.54         $   9.80
                                                        ========       ========       ========       ========         ========

------------
(a) Redemptions price per Class B share varies based on length of time shares are held.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2000
(Amounts in Thousands)

                                                SHORT-TERM    INTERMEDIATE    TAX-FREE    MUNICIPAL     ARIZONA
                                                MUNICIPAL       TAX-FREE        BOND       INCOME      MUNICIPAL
                                                BOND FUND      BOND FUND        FUND        FUND       BOND FUND
                                                ----------    ------------    --------    ---------    ---------
INVESTMENT INCOME:
Interest income...............................   $ 7,038        $ 46,524      $ 40,748    $ 56,828      $11,429
Discount accretion............................        91           3,977           900       6,469          503
Premium amortization..........................    (1,245)         (2,194)       (1,005)     (2,907)        (183)
Dividend income...............................        86             397           239         862          133
                                                 -------        --------      --------    --------      -------
Total Income..................................     5,970          48,704        40,882      61,252       11,882
                                                 -------        --------      --------    --------      -------
EXPENSES:
Investment advisory fees......................       768           5,511         3,308       4,892          986
Administration fees...........................       206           1,481         1,186       1,753          354
Distribution fees (Class A)...................        10             119           125         604            7
Distribution fees (Class B)...................         6              82            30         956            7
Distribution fees (Class C)...................        --              --            --         161           --
Custodian fees................................        14              31            50          48           14
Legal and audit fees..........................        19              23            33          25           12
Trustees' fees and expenses...................         9              22            27          26            7
Transfer agent fees...........................         8              30            44         140            5
Amortization of deferred organization costs...         8              --             1          --           --
Registration and filing fees..................        65              85            75         161           14
Printing costs................................        10              46            54          59           10
Other.........................................        33              99           102         139           33
                                                 -------        --------      --------    --------      -------
Total expenses before waivers.................     1,156           7,529         5,035       8,964        1,449
Less waivers..................................      (408)         (1,985)         (490)     (1,358)        (123)
                                                 -------        --------      --------    --------      -------
Net Expenses..................................       748           5,544         4,545       7,606        1,326
                                                 -------        --------      --------    --------      -------
Net Investment Income.........................     5,222          43,160        36,337      53,646       10,556
                                                 -------        --------      --------    --------      -------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from investment
  transactions................................    (1,371)        (18,424)      (11,540)    (37,766)      (4,433)
Net change in unrealized appreciation
  (depreciation) from investments.............      (382)         (7,712)       (8,737)    (13,470)      (1,189)
                                                 -------        --------      --------    --------      -------
Net realized/unrealized gains (losses) from
  investments.................................    (1,753)        (26,136)      (20,277)    (51,236)      (5,622)
                                                 -------        --------      --------    --------      -------
Change in net assets resulting from
  operations..................................   $ 3,469        $ 17,024      $ 16,060    $  2,410      $ 4,934
                                                 =======        ========      ========    ========      =======

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2000
(Amounts in Thousands)

                                             KENTUCKY     LOUISIANA    MICHIGAN       OHIO       WEST VIRGINIA
                                             MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL      MUNICIPAL
                                             BOND FUND    BOND FUND    BOND FUND    BOND FUND      BOND FUND
                                             ---------    ---------    ---------    ---------    -------------
INVESTMENT INCOME:
Interest income............................   $ 7,470      $ 9,193     $ 15,936      $11,403        $ 5,202
Discount accretion.........................       653          623          545        1,083            630
Premium amortization.......................      (142)        (367)        (213)        (218)           (96)
Dividend income............................        69           30          274           97            122
                                              -------      -------     --------      -------        -------
Total Income...............................     8,050        9,479       16,542       12,365          5,858
                                              -------      -------     --------      -------        -------
EXPENSES:
Investment advisory fees...................       646        1,028        1,339        1,305            468
Administration fees........................       231          276          480          351            168
Distribution fees (Class A)................        30          234          102          101             12
Distribution fees (Class B)................       139          102           89          457             71
Custodian fees.............................        11            8           20           15             10
Legal and audit fees.......................        11            9           16           11             10
Trustees' fees and expenses................         6            5           10            6              5
Transfer agent fees........................        20           39           26           49              9
Registration and filing fees...............        16           25           58           28             13
Printing costs.............................         7            7           16            9              5
Other......................................        40           30           39           35             21
                                              -------      -------     --------      -------        -------
Total expenses before waivers..............     1,157        1,763        2,195        2,367            792
Less waivers...............................      (135)        (459)        (220)        (579)           (85)
                                              -------      -------     --------      -------        -------
Net Expenses...............................     1,022        1,304        1,975        1,788            707
                                              -------      -------     --------      -------        -------
Net Investment Income......................     7,028        8,175       14,567       10,577          5,151
                                              -------      -------     --------      -------        -------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from investment
  and futures transactions.................    (1,556)      (2,311)     (11,596)      (3,956)        (1,504)
Net change in unrealized appreciation
  (depreciation) from investments..........    (1,652)      (2,021)        (758)      (2,964)          (925)
                                              -------      -------     --------      -------        -------
Net realized/unrealized gains (losses) from
  investments..............................    (3,208)      (4,332)     (12,354)      (6,920)        (2,429)
                                              -------      -------     --------      -------        -------
Change in net assets resulting from
  operations...............................   $ 3,820      $ 3,843     $  2,213      $ 3,657        $ 2,722
                                              =======      =======     ========      =======        =======

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                          SHORT-TERM MUNICIPAL            INTERMEDIATE TAX FREE           TAX-FREE
                                               BOND FUND                        BOND FUND                BOND FUND
                                  ------------------------------------   -----------------------   ----------------------
                                    YEAR     SIX MONTHS      MAY 4,         YEAR         YEAR        YEAR      SIX MONTHS
                                   ENDED       ENDED        1998 TO        ENDED        ENDED        ENDED       ENDED
                                  JUNE 30,    JUNE 30,    DECEMBER 31,    JUNE 30,     JUNE 30,    JUNE 30,     JUNE 30,
                                    2000      1999 (a)      1998 (b)        2000         1999        2000       1999 (c)
                                  --------   ----------   ------------   ----------   ----------   ---------   ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income.......  $  5,222    $  2,334      $  1,749     $   43,160   $   30,992   $  36,337    $ 19,999
    Net realized gains (losses)
      from investment
      transactions..............    (1,371)         (4)           56        (18,424)      (2,945)    (11,540)     (2,056)
    Net change in unrealized
      appreciation
      (depreciation) from
      investments...............      (382)     (1,639)          669         (7,712)     (31,081)     (8,737)    (33,577)
                                  --------    --------      --------     ----------   ----------   ---------    --------
Change in net assets resulting
  from operations...............     3,469         691         2,474         17,024       (3,034)     16,060     (15,634)
                                  --------    --------      --------     ----------   ----------   ---------    --------
DISTRIBUTIONS TO CLASS I
  SHAREHOLDERS:
    From net investment
      income....................    (5,094)     (2,318)       (1,733)       (41,325)     (29,832)    (34,532)    (19,877)
    From net realized gains from
      investment transactions...        --         (23)          (32)            --       (7,647)         --        (710)
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
    From net investment
      income....................      (109)        (18)           (4)        (1,521)        (891)     (1,685)       (887)
    From net realized gains from
      investment transactions...        --          --(d)         --(d)          --         (229)         --         (30)
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
    From net investment
      income....................       (19)         (2)           (1)          (314)        (269)       (120)        (41)
    From net realized gains from
      investment transactions...        --          --(d)         --(d)          --         (102)         --          (2)
                                  --------    --------      --------     ----------   ----------   ---------    --------
Change in net assets from
  shareholder distributions.....    (5,222)     (2,361)       (1,770)       (43,160)     (38,970)    (36,337)    (21,547)
                                  --------    --------      --------     ----------   ----------   ---------    --------
CAPITAL TRANSACTIONS:
Change in net assets from
  capital transactions..........   (12,713)     17,674       118,263       (254,441)     585,795    (169,506)    (17,317)
                                  --------    --------      --------     ----------   ----------   ---------    --------
Change in net assets............   (14,466)     16,004       118,967       (280,577)     543,791    (189,783)    (54,498)
NET ASSETS:
    Beginning of period.........   134,971     118,967            --      1,057,651      513,860     836,535     891,033
                                  --------    --------      --------     ----------   ----------   ---------    --------
    End of period...............  $120,505    $134,971      $118,967     $  777,074   $1,057,651   $ 646,752    $836,535
                                  ========    ========      ========     ==========   ==========   =========    ========

                                    TAX-FREE
                                   BOND FUND
                                  ------------
                                      YEAR
                                     ENDED
                                  DECEMBER 31,
                                      1998
                                  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income.......    $ 26,897
    Net realized gains (losses)
      from investment
      transactions..............       2,787
    Net change in unrealized
      appreciation
      (depreciation) from
      investments...............       6,497
                                    --------
Change in net assets resulting
  from operations...............      36,181
                                    --------
DISTRIBUTIONS TO CLASS I
  SHAREHOLDERS:
    From net investment
      income....................     (25,026)
    From net realized gains from
      investment transactions...      (1,639)
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
    From net investment
      income....................      (1,770)
    From net realized gains from
      investment transactions...         (86)
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
    From net investment
      income....................         (63)
    From net realized gains from
      investment transactions...          (4)
                                    --------
Change in net assets from
  shareholder distributions.....     (28,588)
                                    --------
CAPITAL TRANSACTIONS:
Change in net assets from
  capital transactions..........     491,585
                                    --------
Change in net assets............     499,178
NET ASSETS:
    Beginning of period.........     391,855
                                    --------
    End of period...............    $891,033
                                    ========

------------
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Statements of Changes in Net Assets for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund.
(b) Period from commencement of operations.
(c) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Statements of Changes in Net Assets for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.
(d) Amount less than $1,000.

See notes to financial statements.

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One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                               MUNICIPAL           ARIZONA MUNICIPAL    KENTUCKY MUNICIPAL    LOUISIANA MUNICIPAL
                                              INCOME FUND              BOND FUND             BOND FUND             BOND FUND
                                        -----------------------   -------------------   -------------------   -------------------
                                           YEAR         YEAR        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                                          ENDED        ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                         JUNE 30,     JUNE 30,    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                           2000         1999        2000       1999       2000       1999       2000       1999
                                        ----------   ----------   --------   --------   --------   --------   --------   --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income.............  $   53,646   $   44,201   $ 10,556   $ 11,241   $  7,028   $  6,801   $  8,175   $  8,793
    Net realized gains (losses) from
      investment transactions.........     (37,766)         470     (4,433)     2,448     (1,556)       (52)    (2,311)       201
    Net change in unrealized
      appreciation (depreciation) from
      investments.....................     (13,470)     (21,731)    (1,189)    (8,561)    (1,652)    (4,095)    (2,021)    (5,727)
                                        ----------   ----------   --------   --------   --------   --------   --------   --------
Change in net assets resulting from
  operations..........................       2,410       22,940      4,934      5,128      3,820      2,654      3,843      3,267
                                        ----------   ----------   --------   --------   --------   --------   --------   --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income........     (40,733)     (34,013)   (10,441)   (11,155)    (6,052)    (5,985)    (4,648)    (5,005)
    From net realized gains from
      investment transactions.........          --           --     (1,563)    (3,594)        --         --        (76)      (207)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income........      (8,268)      (6,846)       (89)       (70)      (402)      (395)    (3,118)    (3,453)
    From net realized gains from
      investment transactions.........          --           --        (13)       (20)        --         --        (53)      (113)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income........      (3,976)      (3,104)       (26)       (16)      (574)      (421)      (409)      (335)
    From net realized gains from
      investment transactions.........          --           --         (5)        (5)        --         --         (8)       (13)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income........        (669)        (238)        --         --         --         --         --         --
                                        ----------   ----------   --------   --------   --------   --------   --------   --------
Change in net assets from shareholder
  distributions.......................     (53,646)     (44,201)   (12,137)   (14,860)    (7,028)    (6,801)    (8,312)    (9,126)
                                        ----------   ----------   --------   --------   --------   --------   --------   --------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions........................     115,677      286,870    (29,739)    (4,670)     1,339     16,574    (40,376)    53,735
                                        ----------   ----------   --------   --------   --------   --------   --------   --------
Change in net assets..................      64,441      265,609    (36,942)   (14,402)    (1,869)    12,427    (44,845)    47,876
NET ASSETS:
    Beginning of period...............   1,044,426      778,817    235,799    250,201    148,127    135,700    193,118    145,242
                                        ----------   ----------   --------   --------   --------   --------   --------   --------
    End of period.....................  $1,108,867   $1,044,426   $198,857   $235,799   $146,258   $148,127   $148,273   $193,118
                                        ==========   ==========   ========   ========   ========   ========   ========   ========

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                                                                                WEST VIRGINIA
                                                    MICHIGAN MUNICIPAL                  OHIO MUNICIPAL            MUNICIPAL
                                                         BOND FUND                        BOND FUND               BOND FUND
                                          ---------------------------------------    --------------------    --------------------
                                            YEAR      SIX MONTHS         YEAR          YEAR        YEAR        YEAR        YEAR
                                           ENDED         ENDED          ENDED         ENDED       ENDED       ENDED       ENDED
                                          JUNE 30,     JUNE 30,      DECEMBER 31,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                            2000       1999 (a)          1998          2000        1999        2000        1999
                                          --------    -----------    ------------    --------    --------    --------    --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income...............  $ 14,567     $  7,488        $  7,825      $ 10,577    $ 10,325    $  5,151    $  5,306
    Net realized gains (losses) from
      investment and futures
      transactions......................   (11,596)         480             810        (3,956)       (494)     (1,504)        110
    Net change in unrealized
      appreciation (depreciation) from
      investments.......................      (758)     (13,062)          1,875        (2,964)     (6,916)       (925)     (3,453)
                                          --------     --------        --------      --------    --------    --------    --------
Change in net assets resulting from
  operations............................     2,213       (5,094)         10,510         3,657       2,915       2,722       1,963
                                          --------     --------        --------      --------    --------    --------    --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income..........   (12,818)      (7,069)         (6,900)       (7,280)     (7,834)     (4,696)     (4,900)
    From net realized gains from
      investment transactions...........      (423)         (22)           (481)           --          --         (34)       (127)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income..........    (1,374)        (475)           (849)       (1,398)     (1,004)       (166)       (186)
    From net realized gains from
      investment transactions...........       (42)          (2)            (33)           --          --          (1)         (4)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income..........      (375)         (64)            (50)       (1,899)     (1,487)       (289)       (220)
    From net realized gains from
      investment transactions...........       (16)          --(b)           (3)           --          --          (3)         (6)
                                          --------     --------        --------      --------    --------    --------    --------
Change in net assets from shareholder
  distributions.........................   (15,048)      (7,632)         (8,316)      (10,577)    (10,325)     (5,189)     (5,443)
                                          --------     --------        --------      --------    --------    --------    --------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions..........................   (50,953)      27,501         240,300       (30,878)     51,157      (4,575)      5,157
                                          --------     --------        --------      --------    --------    --------    --------
Change in net assets....................   (63,788)      14,775         242,494       (37,798)     43,747      (7,042)      1,677
NET ASSETS:
    Beginning of period.................   338,433      323,658          81,164       237,072     193,325     109,466     107,789
                                          --------     --------        --------      --------    --------    --------    --------
    End of period.......................  $274,645     $338,433        $323,658      $199,274    $237,072    $102,424    $109,466
                                          ========     ========        ========      ========    ========    ========    ========

------------
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Statements of Changes in Net Assets for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund.
(b) Amount less than $1,000.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in Thousands)

                                                                         SHORT-TERM MUNICIPAL             INTERMEDIATE TAX-FREE
                                                                              BOND FUND                         BOND FUND
                                                                --------------------------------------   -----------------------
                                                                  YEAR      SIX MONTHS       MAY 4,        YEAR           YEAR
                                                                 ENDED        ENDED         1998 TO        ENDED         ENDED
                                                                JUNE 30,     JUNE 30,     DECEMBER 31,   JUNE 30,       JUNE 30,
                                                                  2000       1999 (a)       1998 (b)       2000           1999
                                                                --------    ----------    ------------   ---------      --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued...............................    $ 58,691     $ 32,888       $ 28,335     $  88,533      $125,858
  Proceeds from shares issued in conversions................          --           --         95,766            --        50,518
  Proceeds from shares issued in Pegasus acquisition........          --           --             --            --       471,982
  Dividends reinvested......................................         153           80            271            30         2,422
  Cost of shares redeemed...................................     (73,498)     (16,716)        (6,780)     (340,121)      (90,415)
                                                                --------     --------       --------     ---------      --------
  Change in net assets from Class I capital transactions....    $(14,654)    $ 16,252       $117,592     $(251,558)     $560,365
                                                                ========     ========       ========     =========      ========
CLASS A SHARES:
  Proceeds from shares issued...............................    $  5,247     $  1,774       $    558     $  15,099      $  7,787
  Proceeds from shares issued in Pegasus acquisition........          --           --             --            --        20,534
  Dividends reinvested......................................          73           15              2           886           715
  Cost of shares redeemed...................................      (4,082)        (484)            --       (17,597)       (7,422)
                                                                --------     --------       --------     ---------      --------
  Change in net assets from Class A capital transactions....    $  1,238     $  1,305       $    560     $  (1,612)     $ 21,614
                                                                ========     ========       ========     =========      ========
CLASS B SHARES:
  Proceeds from shares issued...............................    $    850     $    169       $    110     $   1,473      $  3,903
  Proceeds from shares issued in Pegasus acquisition........          --           --             --            --           715
  Dividends reinvested......................................          15            2              1           233           297
  Cost of shares redeemed...................................        (162)         (54)            --        (2,977)       (1,099)
                                                                --------     --------       --------     ---------      --------
  Change in net assets from Class B capital transactions....    $    703     $    117       $    111     $  (1,271)     $  3,816
                                                                ========     ========       ========     =========      ========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued....................................................       5,916        3,252          2,850         8,436        11,419
  Issued in conversions.....................................          --           --          9,463            --         4,541
  Issued in Pegasus acquisition.............................          --           --             --            --        42,711
  Reinvested................................................          15            8             --             3           219
  Redeemed..................................................      (7,413)      (1,648)          (666)      (32,612)       (8,209)
                                                                --------     --------       --------     ---------      --------
  Change in Class I Shares..................................      (1,482)       1,612         11,647       (24,173)       50,681
                                                                ========     ========       ========     =========      ========
CLASS A SHARES:
  Issued....................................................         533          176             55         1,442           706
  Issued in Pegasus acquisition.............................          --           --             --            --         1,858
  Reinvested................................................           7            1             --(c)         85            64
  Redeemed..................................................        (415)         (48)            --        (1,688)         (676)
                                                                --------     --------       --------     ---------      --------
  Change in Class A Shares..................................         125          129             55          (161)        1,952
                                                                ========     ========       ========     =========      ========
CLASS B SHARES:
  Issued....................................................          84           17             11           141           350
  Issued in Pegasus acquisition.............................          --           --             --            --            65
  Reinvested................................................           2           --             --(c)         22            27
  Redeemed..................................................         (16)          (5)            --          (285)         (100)
                                                                --------     --------       --------     ---------      --------
  Change in Class B Shares..................................          70           12             11          (122)          342
                                                                ========     ========       ========     =========      ========

------------
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Schedules of Capital Stock Activity for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund.
(b) Period from commencement of operations.
(c) Amount is less than 1,000.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in Thousands)

                                              TAX-FREE                               MUNICIPAL               ARIZONA MUNICIPAL
                                              BOND FUND                             INCOME FUND                  BOND FUND
                             -------------------------------------------      -----------------------      ----------------------
                               YEAR         SIX MONTHS          YEAR            YEAR           YEAR          YEAR          YEAR
                               ENDED          ENDED            ENDED            ENDED         ENDED         ENDED         ENDED
                             JUNE 30,        JUNE 30,       DECEMBER 31,      JUNE 30,       JUNE 30,      JUNE 30,      JUNE 30,
                               2000          1999 (a)           1998            2000           1999          2000          1999
                             ---------      ----------      ------------      ---------      --------      --------      --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
 Proceeds from shares
   issued..................  $  99,564       $ 43,899         $ 89,326        $ 372,775      $214,044      $28,522       $ 25,638
 Proceeds from shares
   issued in conversions...         --             --          449,204               --            --           --             --
 Dividends reinvested......        248            795            1,162              116            64          611          1,082
 Cost of shares redeemed...   (266,714)       (55,106)         (60,985)        (223,714)      (72,581)     (59,601)       (32,308)
                             ---------       --------         --------        ---------      --------      --------      --------
 Change in net assets from
   Class I capital
   transactions............  $(166,902)      $(10,412)        $478,707        $ 149,177      $141,527      $(30,468)     $ (5,588)
                             =========       ========         ========        =========      ========      ========      ========
CLASS A SHARES:
 Proceeds from shares
   issued..................  $  12,643       $ 11,193         $ 19,917        $  75,901      $193,257      $ 2,130       $    963
 Dividends reinvested......      1,150            678            1,123            6,962         5,621           36             31
 Cost of shares redeemed...    (17,472)       (19,172)          (8,974)        (117,633)     (108,374)      (1,529)          (449)
                             ---------       --------         --------        ---------      --------      --------      --------
 Change in net assets from
   Class A capital
   transactions............  $  (3,679)      $ (7,301)        $ 12,066        $ (34,770)     $ 90,504      $   637       $    545
                             =========       ========         ========        =========      ========      ========      ========
CLASS B SHARES:
 Proceeds from shares
   issued..................  $   2,032       $    650         $    994        $  20,683      $ 50,465      $   306       $    364
 Dividends reinvested......         77             29               48            2,885         2,235           18              9
 Cost of shares redeemed...     (1,034)          (283)            (231)         (26,595)       (9,665)        (232)            --
                             ---------       --------         --------        ---------      --------      --------      --------
 Change in net assets from
   Class B capital
   transactions............  $   1,075       $    396         $    811        $  (3,027)     $ 43,035      $    92       $    373
                             =========       ========         ========        =========      ========      ========      ========
CLASS C SHARES:
 Proceeds from shares
   issued..................                                                   $  12,112      $ 14,415
 Dividends reinvested......                                                         584           188
 Cost of shares redeemed...                                                      (8,399)       (2,799)
                                                                              ---------      --------
 Change in net assets from
   Class C capital
   transactions............                                                   $   4,297      $ 11,804
                                                                              =========      ========
SHARE TRANSACTIONS:
CLASS I SHARES:
 Issued....................      8,261          3,394            6,980           39,008        21,119        3,000          2,551
 Issued in conversions.....         --             --           34,802               --            --           --             --
 Reinvested................         20             62               89               12             6           65            108
 Redeemed..................    (22,109)        (4,300)          (4,707)         (23,482)       (7,166)      (6,312)        (3,196)
                             ---------       --------         --------        ---------      --------      --------      --------
 Change in Class I
   Shares..................    (13,828)          (844)          37,164           15,538        13,959       (3,247)          (537)
                             =========       ========         ========        =========      ========      ========      ========
CLASS A SHARES:
 Issued....................      1,043            876            1,539            7,878        19,009          227             96
 Reinvested................         95             52               87              726           552            4              3
 Redeemed..................     (1,447)        (1,485)            (694)         (12,308)      (10,686)        (162)           (44)
                             ---------       --------         --------        ---------      --------      --------      --------
 Change in Class A
   Shares..................       (309)          (557)             932           (3,704)        8,875           69             55
                             =========       ========         ========        =========      ========      ========      ========
CLASS B SHARES:
 Issued....................        168             51               77            2,152         4,982           32             36
 Reinvested................          6              2                4              302           220            2              1
 Redeemed..................        (86)           (22)             (18)          (2,799)         (956)         (25)            --
                             ---------       --------         --------        ---------      --------      --------      --------
 Change in Class B
   Shares..................         88             31               63             (345)        4,246            9             37
                             =========       ========         ========        =========      ========      ========      ========
CLASS C SHARES:
 Issued....................                                                       1,264         1,425
 Reinvested................                                                          61            19
 Redeemed..................                                                        (881)         (277)
                                                                              ---------      --------
 Change in Class C
   Shares..................                                                         444         1,167
                                                                              =========      ========

------------
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Schedules of Capital Stock Activity for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in Thousands)

                                                     KENTUCKY MUNICIPAL         LOUISIANA MUNICIPAL
                                                         BOND FUND                   BOND FUND
                                                   ----------------------      ----------------------
                                                     YEAR          YEAR          YEAR          YEAR
                                                    ENDED         ENDED         ENDED         ENDED
                                                   JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                     2000          1999          2000          1999
                                                   --------      --------      --------      --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
 Proceeds from shares issued.................      $38,594       $19,845       $10,088       $20,995
 Proceeds from shares issued in Marquis
   acquisition...............................           --            --            --        15,090
 Proceeds from shares issued in
   conversions...............................           --            --            --            --
 Dividends reinvested........................           51             8             9           171
 Cost of shares redeemed.....................      (34,127)      (15,769)      (33,760)      (19,498)
                                                   --------      --------      --------      --------
 Change in net assets from Class I capital
   transactions..............................      $ 4,518       $ 4,084       $(23,663)     $16,758
                                                   ========      ========      ========      ========
CLASS A SHARES:
 Proceeds from shares issued.................      $ 1,796       $ 3,399       $ 5,895       $16,545
 Proceeds from shares issued in Marquis
   acquisition...............................           --            --            --        34,487
 Dividends reinvested........................          283           261         1,951         2,039
 Cost of shares redeemed.....................       (3,715)       (1,207)      (23,817)      (21,854)
                                                   --------      --------      --------      --------
 Change in net assets from Class A capital
   transactions..............................      $(1,636)      $ 2,453       $(15,971)     $31,217
                                                   ========      ========      ========      ========
CLASS B SHARES:
 Proceeds from shares issued.................      $ 2,194       $10,761       $ 1,584       $ 5,152
 Proceeds from shares issued in Marquis
   acquisition...............................           --            --            --         2,002
 Dividends reinvested........................          403           281           298           236
 Cost of shares redeemed.....................       (4,140)       (1,005)       (2,624)       (1,630)
                                                   --------      --------      --------      --------
 Change in net assets from Class B capital
   transactions..............................      $(1,543)      $10,037       $  (742)      $ 5,760
                                                   ========      ========      ========      ========
SHARE TRANSACTIONS:
CLASS I SHARES:
 Issued......................................        3,915         1,901         1,028         2,034
 Issued in Marquis acquisition...............           --            --            --         1,474
 Issued in conversions.......................           --            --            --            --
 Reinvested..................................            5             1             1            17
 Redeemed....................................       (3,453)       (1,509)       (3,470)       (1,891)
                                                   --------      --------      --------      --------
 Change in Class I Shares....................          467           393        (2,441)        1,634
                                                   ========      ========      ========      ========
CLASS A SHARES:
 Issued......................................          181           326           599         1,602
 Issued in Marquis acquisition...............           --            --            --         3,368
 Reinvested..................................           29            25           200           198
 Redeemed....................................         (374)         (115)       (2,447)       (2,133)
                                                   --------      --------      --------      --------
 Change in Class A Shares....................         (164)          236        (1,648)        3,035
                                                   ========      ========      ========      ========
CLASS B SHARES:
 Issued......................................          222         1,036           163           496
 Issued in Marquis acquisition...............           --            --            --           195
 Reinvested..................................           41            27            31            23
 Redeemed....................................         (421)          (98)         (270)         (158)
                                                   --------      --------      --------      --------
 Change in Class B Shares....................         (158)          965           (76)          556
                                                   ========      ========      ========      ========

                                                           MICHIGAN MUNICIPAL
                                                                BOND FUND
                                               -------------------------------------------
                                                 YEAR         SIX MONTHS          YEAR
                                                 ENDED          ENDED            ENDED
                                               JUNE 30,        JUNE 30,       DECEMBER 31,
                                                 2000          1999 (a)           1998
                                               ---------      ----------      ------------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
 Proceeds from shares issued.................  $ 46,616        $ 41,357         $ 41,309
 Proceeds from shares issued in Marquis
   acquisition...............................        --              --               --
 Proceeds from shares issued in
   conversions...............................        --              --          207,445
 Dividends reinvested........................       453             126              629
 Cost of shares redeemed.....................  (111,122)        (19,178)         (14,329)
                                               ---------       --------         --------
 Change in net assets from Class I capital
   transactions..............................  $(64,053)       $ 22,305         $235,054
                                               =========       ========         ========
CLASS A SHARES:
 Proceeds from shares issued.................  $ 21,485        $  6,796         $  6,878
 Proceeds from shares issued in Marquis
   acquisition...............................        --              --               --
 Dividends reinvested........................     1,073             370              671
 Cost of shares redeemed.....................   (13,099)         (6,989)          (3,525)
                                               ---------       --------         --------
 Change in net assets from Class A capital
   transactions..............................  $  9,459        $    177         $  4,024
                                               =========       ========         ========
CLASS B SHARES:
 Proceeds from shares issued.................  $  5,623        $  5,096         $  1,202
 Proceeds from shares issued in Marquis
   acquisition...............................        --              --               --
 Dividends reinvested........................       284              36               28
 Cost of shares redeemed.....................    (2,266)           (113)              (7)
                                               ---------       --------         --------
 Change in net assets from Class B capital
   transactions..............................  $  3,641        $  5,019         $  1,223
                                               =========       ========         ========
SHARE TRANSACTIONS:
CLASS I SHARES:
 Issued......................................     4,592           3,788            3,794
 Issued in Marquis acquisition...............        --              --               --
 Issued in conversions.......................        --              --           18,876
 Reinvested..................................        44              11               57
 Redeemed....................................   (10,882)         (1,750)          (1,290)
                                               ---------       --------         --------
 Change in Class I Shares....................    (6,246)          2,049           21,437
                                               =========       ========         ========
CLASS A SHARES:
 Issued......................................     2,085             623              623
 Issued in Marquis acquisition...............        --              --               --
 Reinvested..................................       105              34               61
 Redeemed....................................    (1,285)           (640)            (320)
                                               ---------       --------         --------
 Change in Class A Shares....................       905              17              364
                                               =========       ========         ========
CLASS B SHARES:
 Issued......................................       567             485              113
 Issued in Marquis acquisition...............        --              --               --
 Reinvested..................................        29               3                3
 Redeemed....................................      (233)            (11)              (1)
                                               ---------       --------         --------
 Change in Class B Shares....................       363             477              115
                                               =========       ========         ========

------------
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Schedules of Capital Stock Activity for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in Thousands)

                                                                                           WEST VIRGINIA
                                                                   OHIO MUNICIPAL            MUNICIPAL
                                                                     BOND FUND               BOND FUND
                                                                --------------------    --------------------
                                                                  YEAR        YEAR        YEAR        YEAR
                                                                 ENDED       ENDED       ENDED       ENDED
                                                                JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                                                  2000        1999        2000        1999
                                                                --------    --------    --------    --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued...............................    $21,850     $40,536     $10,656     $ 13,880
  Dividends reinvested......................................         38          34          19           46
  Cost of shares redeemed...................................    (51,336)    (25,022)    (14,878)     (14,873)
                                                                --------    --------    --------    --------
  Change in net assets from Class I capital transactions....    $(29,448)   $15,548     $(4,203)    $   (947)
                                                                ========    ========    ========    ========
CLASS A SHARES:
  Proceeds from shares issued...............................    $13,675     $15,718     $ 1,183     $  4,559
  Dividends reinvested......................................      1,143         816          94          144
  Cost of shares redeemed...................................     (8,630)     (6,121)     (1,089)      (3,013)
                                                                --------    --------    --------    --------
  Change in net assets from Class A capital transactions....    $ 6,188     $10,413     $   188     $  1,690
                                                                ========    ========    ========    ========
CLASS B SHARES:
  Proceeds from shares issued...............................    $ 5,768     $30,010     $ 1,306     $  5,149
  Dividends reinvested......................................      1,567       1,155         219          148
  Cost of shares redeemed...................................    (14,953)     (5,969)     (2,085)        (883)
                                                                --------    --------    --------    --------
  Change in net assets from Class B capital transactions....    $(7,618)    $25,196     $  (560)    $  4,414
                                                                ========    ========    ========    ========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued....................................................      2,090       3,649       1,097        1,349
  Reinvested................................................          4           3           2            5
  Redeemed..................................................     (4,914)     (2,261)     (1,527)      (1,443)
                                                                --------    --------    --------    --------
  Change in Class I Shares..................................     (2,820)      1,391        (428)         (89)
                                                                ========    ========    ========    ========
CLASS A SHARES:
  Issued....................................................      1,308       1,416         121          438
  Reinvested................................................        109          73           9           14
  Redeemed..................................................       (824)       (554)       (111)        (291)
                                                                --------    --------    --------    --------
  Change in Class A Shares..................................        593         935          19          161
                                                                ========    ========    ========    ========
CLASS B SHARES:
  Issued....................................................        544       2,671         133          495
  Reinvested................................................        148         103          23           14
  Redeemed..................................................     (1,417)       (534)       (213)         (85)
                                                                --------    --------    --------    --------
  Change in Class B Shares..................................       (725)      2,240         (57)         424
                                                                ========    ========    ========    ========

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      SHORT-TERM MUNICIPAL BOND FUND
                                                                ------------------------------------------
                                                                              CLASS I SHARES
                                                                ------------------------------------------
                                                                  YEAR        SIX MONTHS         MAY 4,
                                                                 ENDED          ENDED           1998 TO
                                                                JUNE 30,       JUNE 30,       DECEMBER 31,
                                                                  2000         1999 (a)         1998 (b)
                                                                --------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  10.02       $  10.16         $  10.00
                                                                --------       --------         --------
Investment Activities:
  Net investment income.....................................        0.41           0.19             0.25
  Net realized and unrealized gains (losses) from
     investments............................................       (0.12)         (0.14)            0.16
                                                                --------       --------         --------
     Total from Investment Activities.......................        0.29           0.05             0.41
                                                                --------       --------         --------
Distributions:
  Net investment income.....................................       (0.41)         (0.19)           (0.25)
                                                                --------       --------         --------
     Total Distributions....................................       (0.41)         (0.19)           (0.25)
                                                                --------       --------         --------
NET ASSET VALUE, END OF PERIOD..............................    $   9.90       $  10.02         $  10.16
                                                                ========       ========         ========
Total Return................................................        2.93%          0.50%(c)         4.15%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................    $116,527       $132,902         $118,296
  Ratio of expenses to average net assets...................        0.57%          0.62%(d)         0.61%(d)
  Ratio of net investment income to average net assets......        4.09%          3.79%(d)         3.75%(d)
  Ratio of expenses to average net assets*..................        0.89%          0.80%(d)         0.70%(d)
  Portfolio turnover (e)....................................      113.70%         74.84%           32.23%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      SHORT-TERM MUNICIPAL BOND FUND
                                                                ------------------------------------------
                                                                              CLASS A SHARES
                                                                ------------------------------------------
                                                                  YEAR        SIX MONTHS         MAY 4,
                                                                 ENDED          ENDED           1998 TO
                                                                JUNE 30,       JUNE 30,       DECEMBER 31,
                                                                  2000         1999 (a)         1998 (b)
                                                                --------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.01         $10.15           $10.00
                                                                 ------         ------           ------
Investment Activities:
  Net investment income.....................................       0.38           0.19             0.22
  Net realized and unrealized gains (losses) from
     investments............................................      (0.14)         (0.15)            0.16
                                                                 ------         ------           ------
     Total from Investment Activities.......................       0.24           0.04             0.38
                                                                 ------         ------           ------
Distributions:
  Net investment income.....................................      (0.38)         (0.18)           (0.23)
                                                                 ------         ------           ------
     Total Distributions....................................      (0.38)         (0.18)           (0.23)
                                                                 ------         ------           ------
NET ASSET VALUE, END OF PERIOD..............................     $ 9.87         $10.01           $10.15
                                                                 ======         ======           ======
Total Return (Excludes Sales Charge)........................       2.47%          0.37%(c)         3.89%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................     $3,053         $1,843           $  559
  Ratio of expenses to average net assets...................       0.82%          0.86%(d)         0.86%(d)
  Ratio of net investment income to average net assets......       3.91%          3.48%(d)         3.53%(d)
  Ratio of expenses to average net assets*..................       1.24%          1.16%(d)         0.99%(d)
  Portfolio turnover (e)....................................     113.70%         74.84%           32.23%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      SHORT-TERM MUNICIPAL BOND FUND
                                                                ------------------------------------------
                                                                              CLASS B SHARES
                                                                ------------------------------------------
                                                                  YEAR        SIX MONTHS         MAY 4,
                                                                 ENDED          ENDED           1998 TO
                                                                JUNE 30,       JUNE 30,       DECEMBER 31,
                                                                  2000         1999 (a)         1998 (b)
                                                                --------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.05         $10.19           $10.00
                                                                 ------         ------           ------
Investment Activities:
  Net investment income.....................................       0.31           0.15             0.13
  Net realized and unrealized gains (losses) from
     investments............................................      (0.11)         (0.14)            0.21
                                                                 ------         ------           ------
     Total from Investment Activities.......................       0.20           0.01             0.34
                                                                 ------         ------           ------
Distributions:
  Net investment income.....................................      (0.31)         (0.15)           (0.15)
                                                                 ------         ------           ------
     Total Distributions....................................      (0.31)         (0.15)           (0.15)
                                                                 ------         ------           ------
NET ASSET VALUE, END OF PERIOD..............................     $ 9.94         $10.05           $10.19
                                                                 ======         ======           ======
Total Return (Excludes Sales Charge)........................       2.08%          0.11%(c)         3.48%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................     $  925         $  226           $  112
  Ratio of expenses to average net assets...................       1.47%          1.55%(d)         1.61%(d)
  Ratio of net investment income to average net assets......       3.24%          2.80%(d)         2.43%(d)
  Ratio of expenses to average net assets*..................       1.89%          1.80%(d)         1.68%(d)
  Portfolio turnover (e)....................................     113.70%         74.84%           32.23%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               INTERMEDIATE TAX-FREE BOND FUND
                                              ------------------------------------------------------------------
                                                                        CLASS I SHARES
                                              ------------------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                              ------------------------------------------------------------------
                                                2000           1999           1998          1997          1996
                                              --------      ----------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD......    $  10.68      $    11.15      $  10.92      $  10.67      $  10.64
                                              --------      ----------      --------      --------      --------
Investment Activities:
  Net investment income...................        0.49            0.50          0.52          0.54          0.52
  Net realized and unrealized gains
     (losses) from investments............       (0.27)          (0.30)         0.31          0.27          0.04
                                              --------      ----------      --------      --------      --------
     Total from Investment Activities.....        0.22            0.20          0.83          0.81          0.56
                                              --------      ----------      --------      --------      --------
Distributions:
  Net investment income...................       (0.49)          (0.50)        (0.52)        (0.54)        (0.51)
  Net realized gains......................          --           (0.17)        (0.08)        (0.02)        (0.02)
                                              --------      ----------      --------      --------      --------
     Total Distributions..................       (0.49)          (0.67)        (0.60)        (0.56)        (0.53)
                                              --------      ----------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD............    $  10.41      $    10.68      $  11.15      $  10.92      $  10.67
                                              ========      ==========      ========      ========      ========
Total Return..............................        2.19%           1.71%         7.74%         7.76%         5.39%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).......    $737,277      $1,013,839      $493,686      $451,089      $217,201
  Ratio of expenses to average net
     assets...............................        0.59%           0.59%         0.60%         0.58%         0.54%
  Ratio of net investment income to
     average net assets...................        4.72%           4.49%         4.70%         5.05%         4.87%
  Ratio of expenses to average net
     assets*..............................        0.80%           0.81%         0.81%         0.81%         0.87%
  Portfolio turnover (a)..................       86.32%         108.41%       109.03%        86.89%       111.58%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   INTERMEDIATE TAX-FREE BOND FUND
                                                      ---------------------------------------------------------
                                                                           CLASS A SHARES
                                                      ---------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
                                                      ---------------------------------------------------------
                                                       2000         1999         1998         1997        1996
                                                      -------      -------      -------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 10.67      $ 11.14      $ 10.91      $10.67      $10.63
                                                      -------      -------      -------      ------      ------
Investment Activities:
  Net investment income...........................       0.47         0.47         0.50        0.51        0.50
  Net realized and unrealized gains (losses) from
     investments..................................      (0.26)       (0.30)        0.31        0.26        0.05
                                                      -------      -------      -------      ------      ------
     Total from Investment Activities.............       0.21         0.17         0.81        0.77        0.55
                                                      -------      -------      -------      ------      ------
Distributions:
  Net investment income...........................      (0.47)       (0.47)       (0.50)      (0.51)      (0.49)
  Net realized gains..............................         --        (0.17)       (0.08)      (0.02)      (0.02)
                                                      -------      -------      -------      ------      ------
     Total Distributions..........................      (0.47)       (0.64)       (0.58)      (0.53)      (0.51)
                                                      -------      -------      -------      ------      ------
NET ASSET VALUE, END OF PERIOD....................    $ 10.41      $ 10.67      $ 11.14      $10.91      $10.67
                                                      =======      =======      =======      ======      ======
Total Return (Excludes Sales Charge)..............       2.03%        1.45%        7.50%       7.39%       5.28%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...............    $32,200      $34,725      $14,515      $8,457      $6,622
  Ratio of expenses to average net assets.........       0.84%        0.84%        0.85%       0.83%       0.79%
  Ratio of net investment income to average net
     assets.......................................       4.48%        4.28%        4.45%       4.75%       4.62%
  Ratio of expenses to average net assets*........       1.15%        1.16%        1.16%       1.15%       1.22%
  Portfolio turnover (a)..........................      86.32%      108.41%      109.03%      86.89%     111.58%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    INTERMEDIATE TAX-FREE BOND FUND
                                                         ------------------------------------------------------
                                                                             CLASS B SHARES
                                                         ------------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                         ------------------------------------------------------
                                                          2000        1999        1998        1997        1996
                                                         ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $10.69      $11.16      $10.93      $10.68      $10.65
                                                         ------      ------      ------      ------      ------
Investment Activities:
  Net investment income..............................      0.40        0.40        0.43        0.45        0.43
  Net realized and unrealized gains (losses) from
     investments.....................................     (0.25)      (0.30)       0.31        0.27        0.04
                                                         ------      ------      ------      ------      ------
     Total from Investment Activities................      0.15        0.10        0.74        0.72        0.47
                                                         ------      ------      ------      ------      ------
Distributions:
  Net investment income..............................     (0.40)      (0.40)      (0.43)      (0.45)      (0.42)
  Net realized gains.................................        --       (0.17)      (0.08)      (0.02)      (0.02)
                                                         ------      ------      ------      ------      ------
     Total Distributions.............................     (0.40)      (0.57)      (0.51)      (0.47)      (0.44)
                                                         ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD.......................    $10.44      $10.69      $11.16      $10.93      $10.68
                                                         ======      ======      ======      ======      ======
Total Return (Excludes Sales Charge).................      1.46%       0.80%       6.81%       6.82%       4.48%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..................    $7,597      $9,087      $5,659      $3,307      $2,439
  Ratio of expenses to average net assets............      1.48%       1.49%       1.50%       1.47%       1.44%
  Ratio of net investment income to average net
     assets..........................................      3.81%       3.58%       3.80%       4.09%       3.97%
  Ratio of expenses to average net assets*...........      1.79%       1.81%       1.81%       1.78%       1.87%
  Portfolio turnover (a).............................     86.32%     108.41%     109.03%      86.89%     111.58%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     TAX-FREE BOND FUND
                                        ----------------------------------------------------------------------------
                                                                       CLASS I SHARES
                                        ----------------------------------------------------------------------------
                                          YEAR      SIX MONTHS                                            MARCH 1,
                                         ENDED        ENDED             YEAR ENDED DECEMBER 31,           1995 TO
                                        JUNE 30,     JUNE 30,       --------------------------------    DECEMBER 31,
                                          2000       1999 (a)         1998        1997        1996        1995 (b)
                                        --------    ----------      --------    --------    --------    ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................    $  12.44     $  12.98       $  12.86    $  12.36    $  12.63      $  12.06
                                        --------     --------       --------    --------    --------      --------
Investment Activities:
  Net investment income.............        0.60         0.29           0.60        0.61        0.65          0.52
  Net realized and unrealized gains
    (losses) from investments.......       (0.29)       (0.52)          0.16        0.51       (0.20)         0.81
                                        --------     --------       --------    --------    --------      --------
    Total from Investment
       Activities...................        0.31        (0.23)          0.76        1.12        0.45          1.33
                                        --------     --------       --------    --------    --------      --------
Distributions:
  Net investment income.............       (0.60)       (0.30)         (0.61)      (0.62)      (0.61)        (0.52)
  Net realized gains................          --        (0.01)         (0.03)         --       (0.01)        (0.24)
  In excess of net realized gains...          --           --             --          --       (0.10)           --
                                        --------     --------       --------    --------    --------      --------
    Total Distributions.............       (0.60)       (0.31)         (0.64)      (0.62)      (0.72)        (0.76)
                                        --------     --------       --------    --------    --------      --------
NET ASSET VALUE, END OF PERIOD......    $  12.15     $  12.44       $  12.98    $  12.86    $  12.36      $  12.63
                                        ========     ========       ========    ========    ========      ========
Total Return........................        2.64%       (1.78)%(c)      6.01%       9.32%       3.76%        11.20%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)...........................    $609,667     $795,839       $841,715    $355,814    $338,104      $240,160
  Ratio of expenses to average net
    assets..........................        0.60%        0.63%(d)       0.63%       0.60%       0.58%         0.54%(d)
  Ratio of net investment income to
    average net assets..............        4.96%        4.60%(d)       4.61%       4.90%       4.79%         4.95%(d)
  Ratio of expenses to average net
    assets*.........................        0.66%        0.66%(d)       0.63%       0.60%       0.68%         0.67%(d)
  Portfolio turnover(e).............       44.41%       37.90%         22.05%      32.08%      64.51%        69.31%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.
(b) Effective March 1, 1995, the fund changed its fiscal year end from February 28 to December 31.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       TAX-FREE BOND FUND
                                            -------------------------------------------------------------------------
                                                                         CLASS A SHARES
                                            -------------------------------------------------------------------------
                                              YEAR      SIX MONTHS                                         MARCH 1,
                                             ENDED        ENDED            YEAR ENDED DECEMBER 31,         1995 TO
                                            JUNE 30,     JUNE 30,       -----------------------------    DECEMBER 31,
                                              2000       1999 (a)        1998       1997       1996        1995 (b)
                                            --------    ----------      -------    -------    -------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 12.44      $ 12.99        $ 12.87    $ 12.36    $ 12.64       $12.06
                                            -------      -------        -------    -------    -------       ------
Investment Activities:
  Net investment income.................       0.57         0.28           0.55       0.56       0.59         0.48
  Net realized and unrealized gains
    (losses) from investments...........      (0.28)       (0.53)          0.17       0.54      (0.18)        0.82
                                            -------      -------        -------    -------    -------       ------
    Total from Investment Activities....       0.29        (0.25)          0.72       1.10       0.41         1.30
                                            -------      -------        -------    -------    -------       ------
Distributions:
  Net investment income.................      (0.57)       (0.29)         (0.57)     (0.59)     (0.58)       (0.48)
  Net realized gains....................         --        (0.01)         (0.03)        --      (0.01)       (0.24)
  In excess of net realized gains.......         --           --             --         --      (0.10)          --
                                            -------      -------        -------    -------    -------       ------
    Total Distributions.................      (0.57)       (0.30)         (0.60)     (0.59)     (0.69)       (0.72)
                                            -------      -------        -------    -------    -------       ------
NET ASSET VALUE, END OF PERIOD..........    $ 12.16      $ 12.44        $ 12.99    $ 12.87    $ 12.36       $12.64
                                            =======      =======        =======    =======    =======       ======
Total Return (Excludes Sales Charge)....       2.47%       (1.97)%(c)      5.74%      9.13%      3.36%       10.95%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).....    $33,629      $38,253        $47,176    $34,729    $29,352       $7,426
  Ratio of expenses to average net
    assets..............................       0.85%        0.87%(d)       0.88%      0.85%      0.83%        0.89%(d)
  Ratio of net investment income to
    average net assets..................       4.72%        4.34%(d)       4.36%      4.65%      4.54%        4.57%(d)
  Ratio of expenses to average net
    assets*.............................       1.00%        0.95%(d)       0.88%      0.85%      0.89%        1.04%(d)
  Portfolio turnover (e)................      44.41%       37.90%         22.05%     32.08%     64.51%       69.31%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.
(b) Effective March 1, 1995, the fund changed its fiscal year end from February 28 to December 31.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         TAX-FREE BOND FUND
                                               ----------------------------------------------------------------------
                                                                           CLASS B SHARES
                                               ----------------------------------------------------------------------
                                                 YEAR      SIX MONTHS                                      APRIL 4,
                                                ENDED        ENDED          YEAR ENDED DECEMBER 31,        1995 TO
                                               JUNE 30,     JUNE 30,       --------------------------    DECEMBER 31,
                                                 2000       1999 (a)        1998      1997      1996     1995 (b)(c)
                                               --------    ----------      ------    ------    ------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $12.44       $12.99        $12.86    $12.36    $12.65       $12.17
                                                ------       ------        ------    ------    ------       ------
Investment Activities:
  Net investment income....................       0.49         0.23          0.45      0.46      0.52         0.34
  Net realized and unrealized gains
    (losses) from investments..............      (0.28)       (0.53)         0.18      0.54     (0.21)        0.72
                                                ------       ------        ------    ------    ------       ------
    Total from Investment Activities.......       0.21        (0.30)         0.63      1.00      0.31         1.06
                                                ------       ------        ------    ------    ------       ------
Distributions:
Net investment income......................      (0.49)       (0.24)        (0.47)    (0.50)    (0.49)       (0.34)
  Net realized gains.......................         --        (0.01)        (0.03)       --     (0.01)       (0.24)
  In excess of net realized gains..........         --           --            --        --     (0.10)          --
                                                ------       ------        ------    ------    ------       ------
    Total Distributions....................      (0.49)       (0.25)        (0.50)    (0.50)    (0.60)       (0.58)
                                                ------       ------        ------    ------    ------       ------
NET ASSET VALUE, END OF PERIOD.............     $12.16       $12.44        $12.99    $12.86    $12.36       $12.65
                                                ======       ======        ======    ======    ======       ======
Total Return (Excludes Sales Charge).......       1.80%       (2.31)%(d)     4.98%     8.26%     2.56%        8.81%(d)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)........     $3,456       $2,443        $2,142    $1,312    $  672       $  238
  Ratio of expenses to average net
    assets.................................       1.50%        1.57%(e)      1.63%     1.60%     1.58%        1.66%(e)
  Ratio of net investment income to average
    net assets.............................       4.04%        3.64%(e)      3.61%     3.90%     3.79%        3.61%(e)
  Ratio of expenses to average net
    assets*................................       1.66%        1.61%(e)      1.63%     1.60%     1.70%        2.04%(e)
  Portfolio turnover (f)...................      44.41%       37.90%        22.05%    32.08%    64.51%       69.31%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.
(b) Re-offering date of Class B Shares.
(c) Effective March 1, 1995, the fund changed its fiscal year end from February 28 to December 31.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     MUNICIPAL INCOME FUND
                                                    --------------------------------------------------------
                                                                         CLASS I SHARES
                                                    --------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                    --------------------------------------------------------
                                                      2000        1999        1998        1997        1996
                                                    --------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD...........................    $   9.92    $  10.11    $   9.84    $   9.66    $   9.69
                                                    --------    --------    --------    --------    --------
Investment Activities:
  Net investment income.........................        0.48        0.50        0.51        0.53        0.56
  Net realized and unrealized gains (losses)
     from investments...........................       (0.46)      (0.19)       0.27        0.18       (0.03)
                                                    --------    --------    --------    --------    --------
     Total from Investment Activities...........        0.02        0.31        0.78        0.71        0.53
                                                    --------    --------    --------    --------    --------
Distributions:
  Net investment income.........................       (0.48)      (0.50)      (0.51)      (0.53)      (0.56)
                                                    --------    --------    --------    --------    --------
     Total Distributions........................       (0.48)      (0.50)      (0.51)      (0.53)      (0.56)
                                                    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD..................    $   9.46    $   9.92    $  10.11    $   9.84    $   9.66
                                                    ========    ========    ========    ========    ========
Total Return....................................        0.32%       3.06%       8.09%       7.49%       5.54%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).............    $857,118    $744,647    $617,885    $408,577    $241,115
  Ratio of expenses to average net assets.......        0.57%       0.57%       0.57%       0.57%       0.56%
  Ratio of net investment income to average net
     assets.....................................        5.07%       4.92%       5.08%       5.38%       5.70%
  Ratio of expenses to average net assets*......        0.67%       0.67%       0.67%       0.68%       0.76%
  Portfolio turnover (a)........................      100.61%      55.03%      69.76%      62.83%      83.17%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      MUNICIPAL INCOME FUND
                                                      ------------------------------------------------------
                                                                          CLASS A SHARES
                                                      ------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,
                                                      ------------------------------------------------------
                                                        2000        1999        1998       1997       1996
                                                      --------    --------    --------    -------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD.............................    $   9.95    $  10.14    $   9.87    $  9.69    $  9.72
                                                      --------    --------    --------    -------    -------
Investment Activities:
  Net investment income...........................        0.46        0.47        0.49       0.51       0.55
  Net realized and unrealized gains (losses) from
     investments..................................       (0.46)      (0.19)       0.27       0.18      (0.04)
                                                      --------    --------    --------    -------    -------
     Total from Investment Activities.............          --        0.28        0.76       0.69       0.51
                                                      --------    --------    --------    -------    -------
Distributions:
  Net investment income...........................       (0.46)      (0.47)      (0.49)     (0.51)     (0.54)
                                                      --------    --------    --------    -------    -------
     Total Distributions..........................       (0.46)      (0.47)      (0.49)     (0.51)     (0.54)
                                                      --------    --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD....................    $   9.49    $   9.95    $  10.14    $  9.87    $  9.69
                                                      ========    ========    ========    =======    =======
Total Return (Excludes Sales Charge)..............        0.06%       2.80%       7.84%      7.24%      5.35%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...............    $144,335    $188,143    $101,805    $41,829    $25,787
  Ratio of expenses to average net assets.........        0.82%       0.82%       0.82%      0.82%      0.81%
  Ratio of net investment income to average net
     assets.......................................        4.79%       4.62%       4.83%      5.13%      5.45%
  Ratio of expenses to average net assets*........        1.01%       1.01%       1.02%      1.03%      1.11%
  Portfolio turnover (a)..........................      100.61%      55.03%      69.76%     62.83%     83.17%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        MUNICIPAL INCOME FUND
                                                         ---------------------------------------------------
                                                                           CLASS B SHARES
                                                         ---------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
                                                         ---------------------------------------------------
                                                          2000       1999       1998       1997       1996
                                                         -------    -------    -------    -------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD................................    $  9.91    $ 10.10    $  9.84    $  9.66    $  9.69
                                                         -------    -------    -------    -------    -------
Investment Activities:
  Net investment income..............................       0.40       0.41       0.42       0.44       0.47
  Net realized and unrealized gains (losses) from
     investments.....................................      (0.46)     (0.19)      0.26       0.18      (0.03)
                                                         -------    -------    -------    -------    -------
     Total from Investment Activities................      (0.06)      0.22       0.68       0.62       0.44
                                                         -------    -------    -------    -------    -------
Distributions:
  Net investment income..............................      (0.40)     (0.41)     (0.42)     (0.44)     (0.47)
                                                         -------    -------    -------    -------    -------
     Total Distributions.............................      (0.40)     (0.41)     (0.42)     (0.44)     (0.47)
                                                         -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD.......................    $  9.45    $  9.91    $ 10.10    $  9.84    $  9.66
                                                         =======    =======    =======    =======    =======
Total Return (Excludes Sales Charge).................      (0.58)%     2.14%      7.04%      6.55%      4.65%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..................    $90,118    $97,899    $56,911    $36,258    $23,204
  Ratio of expenses to average net assets............       1.47%      1.47%      1.47%      1.47%      1.46%
  Ratio of net investment income to average net
     assets..........................................       4.16%      3.99%      4.18%      4.48%      4.80%
  Ratio of expenses to average net assets*...........       1.67%      1.67%      1.67%      1.67%      1.76%
  Portfolio turnover (a).............................     100.61%     55.03%     69.76%     62.83%     83.17%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          MUNICIPAL INCOME FUND
                                                                -----------------------------------------
                                                                             CLASS C SHARES
                                                                -----------------------------------------
                                                                  YEAR           YEAR         NOVEMBER 4,
                                                                  ENDED          ENDED          1997 TO
                                                                JUNE 30,       JUNE 30,        JUNE 30,
                                                                  2000           1999          1998 (a)
                                                                ---------      ---------      -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................     $  9.91        $ 10.09         $ 9.96
                                                                 -------        -------         ------
Investment Activities:
  Net investment income.....................................        0.40           0.41           0.68
  Net realized and unrealized gains (losses) from
     investments............................................       (0.46)         (0.18)          0.13
                                                                 -------        -------         ------
     Total from Investment Activities.......................       (0.06)          0.23           0.81
                                                                 -------        -------         ------
Distributions:
  Net investment income.....................................       (0.40)         (0.41)         (0.68)
                                                                 -------        -------         ------
     Total Distributions....................................       (0.40)         (0.41)         (0.68)
                                                                 -------        -------         ------
NET ASSET VALUE, END OF PERIOD..............................     $  9.45        $  9.91         $10.09
                                                                 =======        =======         ======
Total Return (Excludes Sales Charge)........................       (0.59)%         2.24%          8.28%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................     $17,296        $13,737         $2,216
  Ratio of expenses to average net assets...................        1.46%          1.47%          1.47%(c)
  Ratio of net investment income to average net assets......        4.14%          3.93%          4.18%(c)
  Ratio of expenses to average net assets*..................        1.66%          1.66%          1.67%(c)
  Portfolio turnover (d)....................................      100.61%         55.03%         69.76%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    ARIZONA MUNICIPAL BOND FUND
                                                       -----------------------------------------------------
                                                                          CLASS I SHARES
                                                       -----------------------------------------------------
                                                                                                 JANUARY 20,
                                                               YEAR ENDED JUNE 30,                 1997 TO
                                                       ------------------------------------       JUNE 30,
                                                         2000          1999          1998         1997 (a)
                                                       --------      --------      --------      -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD..............................    $   9.74      $  10.15      $  10.06       $  10.00
                                                       --------      --------      --------       --------
Investment Activities:
  Net investment income............................        0.46          0.46          0.49           0.23
  Net realized and unrealized gains (losses) from
     investments...................................       (0.21)        (0.26)         0.16           0.06
                                                       --------      --------      --------       --------
     Total from Investment Activities..............        0.25          0.20          0.65           0.29
                                                       --------      --------      --------       --------
Distributions:
  Net investment income............................       (0.46)        (0.46)        (0.49)         (0.23)
  Net realized gains...............................       (0.07)        (0.15)        (0.07)            --
                                                       --------      --------      --------       --------
     Total Distributions...........................       (0.53)        (0.61)        (0.56)         (0.23)
                                                       --------      --------      --------       --------
NET ASSET VALUE, END OF PERIOD.....................    $   9.46      $   9.74      $  10.15       $  10.06
                                                       ========      ========      ========       ========
Total Return.......................................        2.66%         1.94%         6.58%          2.90%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)................    $195,753      $233,360      $248,590       $255,755
  Ratio of expenses to average net assets..........        0.60%         0.61%         0.59%          0.59%(c)
  Ratio of net investment income to average net
     assets........................................        4.82%         4.59%         4.79%          5.09%(c)
  Ratio of expenses to average net assets*.........        0.65%         0.67%         0.65%          0.66%(c)
  Portfolio turnover (d)...........................       19.28%        16.29%        20.89%          5.66%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        ARIZONA MUNICIPAL BOND FUND
                                                              -----------------------------------------------
                                                                              CLASS A SHARES
                                                              -----------------------------------------------
                                                                                                  JANUARY 20,
                                                                   YEAR ENDED JUNE 30,              1997 TO
                                                              ------------------------------       JUNE 30,
                                                               2000        1999        1998        1997 (a)
                                                              ------      ------      ------      -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD.....................................    $ 9.67      $10.08      $ 9.99        $10.00
                                                              ------      ------      ------        ------
Investment Activities:
  Net investment income...................................      0.43        0.44        0.46          0.15
  Net realized and unrealized gains (losses) from
     investments..........................................     (0.21)      (0.26)       0.16         (0.01)
                                                              ------      ------      ------        ------
     Total from Investment Activities.....................      0.22        0.18        0.62          0.14
                                                              ------      ------      ------        ------
Distributions:
  Net investment income...................................     (0.43)      (0.44)      (0.46)        (0.15)
  Net realized gains......................................     (0.07)      (0.15)      (0.07)           --
                                                              ------      ------      ------        ------
     Total Distributions..................................     (0.50)      (0.59)      (0.53)        (0.15)
                                                              ------      ------      ------        ------
NET ASSET VALUE, END OF PERIOD............................    $ 9.39      $ 9.67      $10.08        $ 9.99
                                                              ======      ======      ======        ======
Total Return (Excludes Sales Charge)......................      2.43%       1.69%       6.30%         1.40%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).......................    $2,391      $1,799      $1,321        $1,500
  Ratio of expenses to average net assets.................      0.86%       0.86%       0.84%         0.85%(c)
  Ratio of net investment income to average net assets....      4.64%       4.37%       4.53%         4.90%(c)
  Ratio of expenses to average net assets*................      1.01%       1.02%       1.01%         0.96%(c)
  Portfolio turnover (d)..................................     19.28%      16.29%      20.89%         5.66%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        ARIZONA MUNICIPAL BOND FUND
                                                               ----------------------------------------------
                                                                               CLASS B SHARES
                                                               ----------------------------------------------
                                                                                                  JANUARY 20,
                                                                    YEAR ENDED JUNE 30,             1997 TO
                                                               -----------------------------       JUNE 30,
                                                               2000        1999        1998        1997 (a)
                                                               -----      ------      ------      -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD......................................    $9.75      $10.16      $10.09        $10.00
                                                               -----      ------      ------        ------
Investment Activities:
  Net investment income....................................     0.37        0.37        0.13            --
  Net realized and unrealized gains (losses) from
     investments...........................................    (0.22)      (0.26)       0.14          0.09
                                                               -----      ------      ------        ------
     Total from Investment Activities......................     0.15        0.11        0.27          0.09
                                                               -----      ------      ------        ------
Distributions:
  Net investment income....................................    (0.37)      (0.37)      (0.13)           --
  Net realized gains.......................................    (0.07)      (0.15)      (0.07)           --
                                                               -----      ------      ------        ------
     Total Distributions...................................    (0.44)      (0.52)      (0.20)           --
                                                               -----      ------      ------        ------
NET ASSET VALUE, END OF PERIOD.............................    $9.46      $ 9.75      $10.16        $10.09
                                                               =====      ======      ======        ======
Total Return (Excludes Sales Charge).......................     1.64%       1.04%       2.67%         0.90%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)........................    $ 713      $  640      $  290        $   --(c)
  Ratio of expenses to average net assets..................     1.50%       1.50%       1.50%           --(d)
  Ratio of net investment income to average net assets.....     3.93%       3.67%       3.88%           --(d)
  Ratio of expenses to average net assets*.................     1.66%       1.66%       1.64%           --(d)
  Portfolio turnover (e)...................................    19.28%      16.29%      20.89%         5.66%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Amount is less than $1,000.
(d) Since net assets are less than $1,000, ratios have not been presented.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                          KENTUCKY MUNICIPAL BOND FUND
                                             -------------------------------------------------------
                                                                 CLASS I SHARES
                                             -------------------------------------------------------
                                                               YEAR ENDED JUNE 30,
                                             -------------------------------------------------------
                                               2000        1999        1998        1997       1996
                                             --------    --------    --------    --------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.......  $  10.12    $  10.40    $  10.20    $  10.04    $  9.92
                                             --------    --------    --------    --------    -------
Investment Activities:
  Net investment income....................      0.49        0.50        0.51        0.50       0.50
  Net realized and unrealized gains
     (losses) from investments.............     (0.22)      (0.28)       0.20        0.16       0.12
                                             --------    --------    --------    --------    -------
     Total from Investment Activities......      0.27        0.22        0.71        0.66       0.62
                                             --------    --------    --------    --------    -------
Distributions:
  Net investment income....................     (0.49)      (0.50)      (0.51)      (0.50)     (0.50)
                                             --------    --------    --------    --------    -------
     Total Distributions...................     (0.49)      (0.50)      (0.51)      (0.50)     (0.50)
                                             --------    --------    --------    --------    -------
NET ASSET VALUE, END OF PERIOD.............  $   9.90    $  10.12    $  10.40    $  10.20    $ 10.04
                                             ========    ========    ========    ========    =======
Total Return...............................      2.83%       2.05%       7.11%       6.74%      6.35%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)........  $124,778    $122,917    $122,220    $116,830    $30,300
  Ratio of expenses to average net
     assets................................      0.61%       0.61%       0.60%       0.59%      0.68%
  Ratio of net investment income to average
     net assets............................      5.00%       4.77%       4.94%       5.12%      4.60%
  Ratio of expenses to average net
     assets*...............................      0.69%       0.71%       0.69%       0.72%      1.02%
  Portfolio turnover (a)...................     21.82%       6.30%       5.81%      13.30%     16.78%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              KENTUCKY MUNICIPAL BOND FUND
                                                     -----------------------------------------------
                                                                     CLASS A SHARES
                                                     -----------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                                     -----------------------------------------------
                                                      2000      1999       1998      1997      1996
                                                     ------    -------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD...............  $10.13    $ 10.41    $10.21    $10.05    $ 9.93
                                                     ------    -------    ------    ------    ------
Investment Activities:
  Net investment income............................    0.47       0.47      0.49      0.48      0.44
  Net realized and unrealized gains (losses) from
     investments...................................   (0.23)     (0.28)     0.20      0.16      0.12
                                                     ------    -------    ------    ------    ------
     Total from Investment Activities..............    0.24       0.19      0.69      0.64      0.56
                                                     ------    -------    ------    ------    ------
Distributions:
  Net investment income............................   (0.47)     (0.47)    (0.49)    (0.48)    (0.44)
                                                     ------    -------    ------    ------    ------
     Total Distributions...........................   (0.47)     (0.47)    (0.49)    (0.48)    (0.44)
                                                     ------    -------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD.....................  $ 9.90    $ 10.13    $10.41    $10.21    $10.05
                                                     ======    =======    ======    ======    ======
Total Return (Excludes Sales Charge)...............    2.47%      1.79%     6.86%     6.46%     5.70%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)................  $8,230    $10,075    $7,899    $5,554    $8,178
  Ratio of expenses to average net assets..........    0.86%      0.86%     0.85%     0.84%     0.93%
  Ratio of net investment income to average net
     assets........................................    4.74%      4.50%     4.69%     4.66%     4.35%
  Ratio of expenses to average net assets*.........    1.04%      1.06%     1.04%     1.04%     1.37%
  Portfolio turnover (a)...........................   21.82%      6.30%     5.81%    13.30%    16.78%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              KENTUCKY MUNICIPAL BOND FUND
                                                    ------------------------------------------------
                                                                     CLASS B SHARES
                                                    ------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                                    ------------------------------------------------
                                                     2000       1999       1998      1997      1996
                                                    -------    -------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $ 10.06    $ 10.35    $10.15    $ 9.99    $ 9.87
                                                    -------    -------    ------    ------    ------
Investment Activities:
  Net investment income...........................     0.41       0.40      0.42      0.41      0.38
  Net realized and unrealized gains (losses) from
     investments..................................    (0.22)     (0.29)     0.20      0.16      0.13
                                                    -------    -------    ------    ------    ------
     Total from Investment Activities.............     0.19       0.11      0.62      0.57      0.51
                                                    -------    -------    ------    ------    ------
Distributions:
  Net investment income...........................    (0.41)     (0.40)    (0.42)    (0.41)    (0.39)
                                                    -------    -------    ------    ------    ------
     Total Distributions..........................    (0.41)     (0.40)    (0.42)    (0.41)    (0.39)
                                                    -------    -------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD....................  $  9.84    $ 10.06    $10.35    $10.15    $ 9.99
                                                    =======    =======    ======    ======    ======
Total Return (Excludes Sales Charge)..............     1.93%      1.05%     6.20%     5.81%     5.16%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...............  $13,250    $15,135    $5,581    $2,399    $1,457
  Ratio of expenses to average net assets.........     1.51%      1.51%     1.51%     1.47%     1.58%
  Ratio of net investment income to average net
     assets.......................................     4.12%      3.85%     4.04%     4.05%     3.70%
  Ratio of expenses to average net assets*........     1.69%      1.71%     1.70%     1.70%     2.02%
  Portfolio turnover (a)..........................    21.82%      6.30%     5.81%    13.30%    16.78%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                      LOUISIANA MUNICIPAL BOND FUND
                                         -------------------------------------------------------
                                                             CLASS I SHARES
                                         -------------------------------------------------------
                                                                                       MARCH 26,
                                                    YEAR ENDED JUNE 30,                 1996 TO
                                         ------------------------------------------    JUNE 30,
                                          2000        1999       1998        1997      1996 (a)
                                         -------    --------    -------    --------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD...  $  9.96    $  10.26    $ 10.10    $   9.93    $  10.00
                                         -------    --------    -------    --------    --------
Investment Activities:
  Net investment income................     0.48        0.48       0.50        0.49        0.13
  Net realized and unrealized gains
     (losses) from investments.........    (0.21)      (0.28)      0.16        0.17      (0.07)
                                         -------    --------    -------    --------    --------
     Total from Investment
       Activities......................     0.27        0.20       0.66        0.66        0.06
                                         -------    --------    -------    --------    --------
Distributions:
  Net investment income................    (0.48)      (0.48)     (0.50)      (0.49)     (0.13)
  Net realized gains...................    (0.01)      (0.02)        --          --          --
                                         -------    --------    -------    --------    --------
     Total Distributions...............    (0.49)      (0.50)     (0.50)      (0.49)     (0.13)
                                         -------    --------    -------    --------    --------
NET ASSET VALUE, END OF PERIOD.........  $  9.74    $   9.96    $ 10.26    $  10.10    $   9.93
                                         =======    ========    =======    ========    ========
Total Return...........................     2.81%       1.92%      6.62%       6.81%       0.90%(b)(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)....  $80,167    $106,294    $92,690    $113,338    $136,041
  Ratio of expenses to average net
     assets............................     0.61%       0.61%      0.60%       0.62%       0.71%(d)
  Ratio of net investment income to
     average net assets................     4.92%       4.66%      4.85%       4.91%       4.76%(d)
  Ratio of expenses to average net
     assets*...........................     0.83%       0.85%      0.83%       0.84%       0.86%(d)
  Portfolio turnover (e)...............    17.27%      19.67%     12.03%      17.39%      16.72%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of One Group Mutual Funds.
(b) Not annualized.
(c) Represents total return for Class A Shares from December 1, 1995, through March 25, 1996, plus total return for Class I Shares for the period March 26, 1996, through June 30, 1996.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    LOUISIANA MUNICIPAL BOND FUND
                                         ------------------------------------------------------------------------------------
                                                                            CLASS A SHARES
                                         ------------------------------------------------------------------------------------
                                                                                              SEVEN MONTHS           YEAR
                                                      YEAR ENDED JUNE 30,                        ENDED              ENDED
                                         ----------------------------------------------         JUNE 30,         NOVEMBER 30,
                                          2000         1999         1998         1997           1996 (a)             1995
                                         -------      -------      -------      -------      --------------      ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD................    $  9.96      $ 10.26      $ 10.10      $  9.93         $ 10.09            $   9.38
                                         -------      -------      -------      -------         -------            --------
Investment Activities:
  Net investment income..............       0.46         0.45         0.47         0.47            0.24                0.50
  Net realized and unrealized gains
    (losses) from investments........      (0.21)       (0.28)        0.16         0.17           (0.16)               0.71
                                         -------      -------      -------      -------         -------            --------
    Total from Investment
       Activities....................       0.25         0.17         0.63         0.64            0.08                1.21
                                         -------      -------      -------      -------         -------            --------
Distributions:
  Net investment income..............      (0.46)       (0.45)       (0.47)       (0.47)          (0.24)              (0.50)
  Net realized gains.................      (0.01)       (0.02)          --           --              --                  --
                                         -------      -------      -------      -------         -------            --------
    Total Distributions..............      (0.47)       (0.47)       (0.47)       (0.47)          (0.24)              (0.50)
                                         -------      -------      -------      -------         -------            --------
NET ASSET VALUE, END OF PERIOD.......    $  9.74      $  9.96      $ 10.26      $ 10.10         $  9.93            $  10.09
                                         =======      =======      =======      =======         =======            ========
Total Return (Excludes Sales
  Charge)............................       2.55%        1.67%        6.35%        6.55%           0.84%(b)           13.11%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)............................    $58,225      $75,958      $47,078      $48,498         $53,479            $206,119
  Ratio of expenses to average
    net assets.......................       0.86%        0.86%        0.85%        0.87%           0.69%(c)            0.62%
  Ratio of net investment income to
    average net assets...............       4.67%        4.40%        4.60%        4.66%           4.71%(c)            5.07%
  Ratio of expenses to average net
    assets*..........................       1.18%        1.20%        1.18%        1.19%           0.86%(c)            0.77%
  Portfolio turnover (d).............      17.27%       19.67%       12.03%       17.39%          16.72%              28.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Louisiana Tax-Free Fund became the Louisiana Municipal Bond Fund. The Financial Highlights for the periods prior to March 26, 1996, represents the Paragon Louisiana Tax-Free Fund. The per share data for the periods prior to March 26, 1996, have been restated to reflect the impact of restatement of net asset value from $10.67 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  LOUISIANA MUNICIPAL BOND FUND
                                        ---------------------------------------------------------------------------------
                                                                         CLASS B SHARES
                                        ---------------------------------------------------------------------------------
                                                                                          SEVEN MONTHS           YEAR
                                                    YEAR ENDED JUNE 30,                      ENDED              ENDED
                                        -------------------------------------------         JUNE 30,         NOVEMBER 30,
                                         2000        1999         1998        1997          1996 (a)             1995
                                        ------      -------      ------      ------      --------------      ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...............    $ 9.97      $ 10.26      $10.10      $ 9.93          $10.09             $ 9.36
                                        ------      -------      ------      ------          ------             ------
Investment Activities:
  Net investment income.............      0.39         0.39        0.41        0.40            0.21               0.42
  Net realized and unrealized gains
    (losses) from investments.......     (0.21)       (0.27)       0.16        0.17           (0.16)              0.73
                                        ------      -------      ------      ------          ------             ------
    Total from Investment
       Activities...................      0.18         0.12        0.57        0.57            0.05               1.15
                                        ------      -------      ------      ------          ------             ------
Distributions:
  Net investment income.............     (0.39)       (0.39)      (0.41)      (0.40)          (0.21)             (0.42)
  Net realized gains................     (0.01)       (0.02)         --          --              --                 --
                                        ------      -------      ------      ------          ------             ------
    Total Distributions.............     (0.40)       (0.41)      (0.41)      (0.40)          (0.21)             (0.42)
                                        ------      -------      ------      ------          ------             ------
NET ASSET VALUE,
  END OF PERIOD.....................    $ 9.75      $  9.97      $10.26      $10.10          $ 9.93             $10.09
                                        ======      =======      ======      ======          ======             ======
Total Return (Excludes Sales
  Charge)...........................      1.89%        1.11%       5.69%       5.87%           0.48%(b)          12.52%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)...........................    $9,881      $10,866      $5,474      $3,835          $3,223             $2,115
  Ratio of expenses to average
    net assets......................      1.51%        1.51%       1.50%       1.51%           1.50%(c)           1.37%
  Ratio of net investment income to
    average net assets..............      4.02%        3.74%       3.95%       4.02%           3.98%(c)           4.27%
  Ratio of expenses to average net
    assets*.........................      1.83%        1.85%       1.83%       1.85%           1.70%(c)           1.52%
  Portfolio turnover (d)............     17.27%       19.67%      12.03%      17.39%          16.72%             28.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Louisiana Tax-Free Fund became the Louisiana Municipal Bond Fund. The Financial Highlights for the periods prior to March 26, 1996, represents the Paragon Louisiana Tax-Free Fund. The per share data for the periods prior to March 26, 1996, have been restated to reflect the impact of restatement of net asset value from $10.70 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   MICHIGAN MUNICIPAL BOND FUND
                                          ------------------------------------------------------------------------------
                                                                          CLASS I SHARES
                                          ------------------------------------------------------------------------------
                                            YEAR        SIX MONTHS
                                           ENDED           ENDED                     YEAR ENDED DECEMBER 31,
                                          JUNE 30,       JUNE 30,        -----------------------------------------------
                                            2000         1999 (a)          1998         1997         1996         1995
                                          --------      -----------      --------      -------      -------      -------
NET ASSET VALUE,
  BEGINNING OF PERIOD.................    $  10.62       $  11.03        $  10.93      $ 10.48      $ 10.60      $  9.54
                                          --------       --------        --------      -------      -------      -------
Investment Activities:
  Net investment income...............        0.51           0.25            0.50         0.51         0.49         0.48
  Net realized and unrealized gains
    (losses) from investments.........       (0.38)         (0.41)           0.13         0.45        (0.14)        1.06
                                          --------       --------        --------      -------      -------      -------
    Total from Investment
       Activities.....................        0.13          (0.16)           0.63         0.96         0.35         1.54
                                          --------       --------        --------      -------      -------      -------
Distributions:
  Net investment income...............       (0.51)         (0.25)          (0.51)       (0.51)       (0.47)       (0.48)
  Net realized gains..................       (0.02)            --           (0.02)          --           --           --
                                          --------       --------        --------      -------      -------      -------
    Total Distributions...............       (0.53)         (0.25)          (0.53)       (0.51)       (0.47)       (0.48)
                                          --------       --------        --------      -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD.......................    $  10.22       $  10.62        $  11.03      $ 10.93      $ 10.48      $ 10.60
                                          ========       ========        ========      =======      =======      =======
Total Return..........................        1.28%         (1.46)%(b)       5.94%        9.42%        3.44%       16.49%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...    $233,913       $309,445        $298,842      $61,768      $41,909      $32,419
  Ratio of expenses to average net
    assets............................        0.61%          0.66%(c)        0.66%        0.67%        0.77%        0.79%
  Ratio of net investment income to
    average net assets................        4.94%          4.60%(c)        4.52%        4.84%        4.68%        4.71%
  Ratio of expenses to average net
    assets*...........................        0.67%          0.69%(c)        0.67%        0.73%        0.85%        1.04%
  Portfolio turnover (d)..............       33.34%         10.60%          23.33%       37.84%       24.49%       26.97%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    MICHIGAN MUNICIPAL BOND FUND
                                            ----------------------------------------------------------------------------
                                                                           CLASS A SHARES
                                            ----------------------------------------------------------------------------
                                              YEAR        SIX MONTHS
                                             ENDED          ENDED                    YEAR ENDED DECEMBER 31,
                                            JUNE 30,       JUNE 30,       ----------------------------------------------
                                              2000         1999 (a)        1998         1997         1996         1995
                                            --------      ----------      -------      -------      -------      -------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................    $ 10.63        $ 11.03        $ 10.93      $ 10.48      $ 10.60      $  9.54
                                            -------        -------        -------      -------      -------      -------
Investment Activities:
  Net investment income.................       0.48           0.24           0.47         0.49         0.48         0.48
  Net realized and unrealized gains
    (losses) from investments...........      (0.39)         (0.40)          0.13         0.44        (0.14)        1.06
                                            -------        -------        -------      -------      -------      -------
    Total from Investment Activities....       0.09          (0.16)          0.60         0.93         0.34         1.54
                                            -------        -------        -------      -------      -------      -------
Distributions:
  Net investment income.................      (0.48)         (0.24)         (0.48)       (0.48)       (0.46)       (0.48)
  Net realized gains....................      (0.02)            --          (0.02)          --           --           --
                                            -------        -------        -------      -------      -------      -------
    Total Distributions.................      (0.50)         (0.24)         (0.50)       (0.48)       (0.46)       (0.48)
                                            -------        -------        -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD..........    $ 10.22        $ 10.63        $ 11.03      $ 10.93      $ 10.48      $ 10.60
                                            =======        =======        =======      =======      =======      =======
Total Return (Excludes Sales Charge)....       0.93%         (1.47)%(b)      5.61%        9.15%        3.32%       16.49%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).....    $30,626        $22,217        $22,876      $18,687      $18,575      $21,034
  Ratio of expenses to average net
    assets..............................       0.86%          0.88%(c)       0.91%        0.92%        0.88%        0.79%
  Ratio of net investment income to
    average net assets..................       4.72%          4.35%(c)       4.27%        4.59%        4.57%        4.71%
  Ratio of expenses to average net
    assets*.............................       1.02%          0.96%(c)       0.92%        0.98%        0.96%        1.04%
  Portfolio turnover (d)................      33.34%         10.60%         23.33%       37.84%       24.49%       26.97%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    MICHIGAN MUNICIPAL BOND FUND
                                                --------------------------------------------------------------------
                                                                           CLASS B SHARES
                                                --------------------------------------------------------------------
                                                  YEAR         SIX MONTHS          YEAR ENDED          SEPTEMBER 23,
                                                  ENDED          ENDED            DECEMBER 31,            1996 TO
                                                JUNE 30,        JUNE 30,       ------------------      DECEMBER 31,
                                                  2000          1999 (a)        1998        1997         1996 (b)
                                                ---------      ----------      ------      ------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD........     $ 10.28         $10.68        $10.59      $10.18         $10.00
                                                 -------         ------        ------      ------         ------
Investment Activities:
  Net investment income.....................        0.42           0.20          0.39        0.38           0.07
  Net realized and unrealized gains (losses)
     from investments.......................       (0.37)         (0.40)         0.12        0.44           0.17
                                                 -------         ------        ------      ------         ------
     Total from Investment Activities.......        0.05          (0.20)         0.51        0.82           0.24
                                                 -------         ------        ------      ------         ------
Distributions:
  Net investment income.....................       (0.42)         (0.20)        (0.40)      (0.41)         (0.06)
  Net realized gains........................       (0.02)            --         (0.02)         --             --
                                                 -------         ------        ------      ------         ------
     Total Distributions....................       (0.44)         (0.20)        (0.42)      (0.41)         (0.06)
                                                 -------         ------        ------      ------         ------
NET ASSET VALUE, END OF PERIOD..............     $  9.89         $10.28        $10.68      $10.59         $10.18
                                                 =======         ======        ======      ======         ======
Total Return (Excludes Sales Charge)........        0.51%         (1.86)%(c)     4.92%       8.26%          2.45%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........     $10,106         $6,771        $1,940      $  707         $  110
  Ratio of expenses to average net assets...        1.52%          1.59%(d)      1.66%       1.67%          1.69%(d)
  Ratio of net investment income to average
     net assets.............................        4.21%          3.64%(d)      3.52%       3.84%          2.01%(d)
  Ratio of expenses to average net
     assets*................................        1.69%          1.70%(d)      1.67%       1.73%          1.77%(d)
  Portfolio turnover (e)....................       33.34%         10.60%        23.33%      37.84%         24.49%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   OHIO MUNICIPAL BOND FUND
                                                ---------------------------------------------------------------
                                                                        CLASS I SHARES
                                                ---------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                ---------------------------------------------------------------
                                                  2000          1999          1998          1997         1996
                                                --------      --------      --------      --------      -------
NET ASSET VALUE, BEGINNING OF PERIOD........    $  10.75      $  11.08      $  10.88      $  10.69      $ 10.65
                                                --------      --------      --------      --------      -------
Investment Activities:
  Net investment income.....................        0.53          0.54          0.56          0.56         0.56
  Net realized and unrealized gains (losses)
     from investments.......................       (0.31)        (0.33)         0.20          0.19         0.04
                                                --------      --------      --------      --------      -------
     Total from Investment Activities.......        0.22          0.21          0.76          0.75         0.60
                                                --------      --------      --------      --------      -------
Distributions:
  Net investment income.....................       (0.53)        (0.54)        (0.56)        (0.56)       (0.56)
                                                --------      --------      --------      --------      -------
     Total Distributions....................       (0.53)        (0.54)        (0.56)        (0.56)       (0.56)
                                                --------      --------      --------      --------      -------
NET ASSET VALUE, END OF PERIOD..............    $  10.44      $  10.75      $  11.08      $  10.88      $ 10.69
                                                ========      ========      ========      ========      =======
Total Return................................        2.20%         1.84%         7.13%         7.22%        5.69%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........    $126,362      $160,493      $149,890      $133,172      $80,611
  Ratio of expenses to average net assets...        0.60%         0.56%         0.54%         0.54%        0.57%
  Ratio of net investment income to average
     net assets.............................        5.10%         4.86%         5.09%         5.24%        5.17%
  Ratio of expenses to average net
     assets*................................        0.83%         0.83%         0.83%         0.84%        0.95%
  Portfolio turnover (a)....................       35.46%        13.69%        10.49%         7.45%       24.61%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              OHIO MUNICIPAL BOND FUND
                                                 ---------------------------------------------------
                                                                   CLASS A SHARES
                                                 ---------------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                                 ---------------------------------------------------
                                                  2000       1999       1998       1997       1996
                                                 -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $ 10.78    $ 11.11    $ 10.91    $ 10.72    $ 10.68
                                                 -------    -------    -------    -------    -------
Investment Activities:
  Net investment income........................     0.51       0.51       0.54       0.54       0.55
  Net realized and unrealized gains (losses)
     from investments..........................    (0.31)     (0.33)      0.20       0.19       0.03
                                                 -------    -------    -------    -------    -------
     Total from Investment Activities..........     0.20       0.18       0.74       0.73       0.58
                                                 -------    -------    -------    -------    -------
Distributions:
  Net investment income........................    (0.51)     (0.51)     (0.54)     (0.54)     (0.54)
                                                 -------    -------    -------    -------    -------
     Total Distributions.......................    (0.51)     (0.51)     (0.54)     (0.54)     (0.54)
                                                 -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD.................  $ 10.47    $ 10.78    $ 11.11    $ 10.91    $ 10.72
                                                 =======    =======    =======    =======    =======
Total Return (Excludes Sales Charge)...........     1.94%      1.59%      6.87%      6.95%      5.44%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)............  $32,307    $26,876    $17,297    $16,114    $16,507
  Ratio of expenses to average net assets......     0.85%      0.81%      0.79%      0.79%      0.82%
  Ratio of net investment income to average net
     assets....................................     4.84%      4.57%      4.83%      4.96%      4.92%
  Ratio of expenses to average net assets*.....     1.18%      1.18%      1.18%      1.19%      1.30%
  Portfolio turnover (a).......................    35.46%     13.69%     10.49%      7.45%     24.61%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 OHIO MUNICIPAL BOND FUND
                                                    --------------------------------------------------
                                                                      CLASS B SHARES
                                                    --------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                                    --------------------------------------------------
                                                     2000       1999       1998       1997       1996
                                                    -------    -------    -------    -------    ------
NET ASSET VALUE, BEGINNING OF PERIOD............    $ 10.86    $ 11.18    $ 10.98    $ 10.79    $10.75
                                                    -------    -------    -------    -------    ------
Investment Activities:
  Net investment income.........................       0.44       0.44       0.47       0.47      0.48
  Net realized and unrealized gains (losses)
     from investments...........................      (0.32)     (0.32)      0.20       0.19      0.03
                                                    -------    -------    -------    -------    ------
     Total from Investment Activities...........       0.12       0.12       0.67       0.66      0.51
                                                    -------    -------    -------    -------    ------
Distributions:
  Net investment income.........................      (0.44)     (0.44)     (0.47)     (0.47)    (0.47)
                                                    -------    -------    -------    -------    ------
     Total Distributions........................      (0.44)     (0.44)     (0.47)     (0.47)    (0.47)
                                                    -------    -------    -------    -------    ------
NET ASSET VALUE, END OF PERIOD..................    $ 10.54    $ 10.86    $ 11.18    $ 10.98    $10.79
                                                    =======    =======    =======    =======    ======
Total Return (Excludes Sales Charge)............       1.17%      1.01%      6.20%      6.26%     4.79%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).............    $40,605    $49,703    $26,138    $14,316    $8,854
  Ratio of expenses to average net assets.......       1.50%      1.46%      1.44%      1.44%     1.47%
  Ratio of net investment income to average
     net assets.................................       4.15%      3.89%      4.19%      4.33%     4.27%
  Ratio of expenses to average net assets*......       1.83%      1.83%      1.83%      1.84%     1.95%
  Portfolio turnover (a)........................      35.46%     13.69%     10.49%      7.45%    24.61%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  WEST VIRGINIA MUNICIPAL BOND FUND
                                                         ---------------------------------------------------
                                                                           CLASS I SHARES
                                                         ---------------------------------------------------
                                                                                                 JANUARY 20,
                                                                YEAR ENDED JUNE 30,                1997 TO
                                                         ----------------------------------       JUNE 30,
                                                          2000         1999          1998         1997 (a)
                                                         -------      -------      --------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $  9.96      $ 10.28      $  10.06        $ 10.00
                                                         -------      -------      --------        -------
Investment Activities:
  Net investment income..............................       0.49         0.49          0.50           0.22
  Net realized and unrealized gains (losses) from
     investments.....................................      (0.23)       (0.31)         0.22           0.06
                                                         -------      -------      --------        -------
     Total from Investment Activities................       0.26         0.18          0.72           0.28
                                                         -------      -------      --------        -------
Distributions:
  Net investment income..............................      (0.49)       (0.49)        (0.50)         (0.22)
  Net realized gains.................................         --(b)     (0.01)           --             --
                                                         -------      -------      --------        -------
     Total Distributions.............................      (0.49)       (0.50)        (0.50)         (0.22)
                                                         -------      -------      --------        -------
NET ASSET VALUE, END OF PERIOD.......................    $  9.73      $  9.96      $  10.28        $ 10.06
                                                         =======      =======      ========        =======
Total Return.........................................       2.76%        1.71%         7.36%          2.84%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..................    $91,975      $98,391      $102,413        $96,270
  Ratio of expenses to average net assets............       0.61%        0.61%         0.60%          0.59%(d)
  Ratio of net investment income to average net
     assets..........................................       5.03%        4.74%         4.93%          5.04%(d)
  Ratio of expenses to average net assets*...........       0.68%        0.71%         0.72%          0.67%(d)
  Portfolio turnover (e).............................      24.67%       15.24%        16.69%          6.21%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Amount is less than .01.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    WEST VIRGINIA MUNICIPAL BOND FUND
                                                             -----------------------------------------------
                                                                             CLASS A SHARES
                                                             -----------------------------------------------
                                                                                                 JANUARY 20,
                                                                  YEAR ENDED JUNE 30,              1997 TO
                                                             ------------------------------       JUNE 30,
                                                              2000        1999        1998        1997 (a)
                                                             ------      ------      ------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $10.03      $10.36      $10.15        $10.00
                                                             ------      ------      ------        ------
Investment Activities:
  Net investment income..................................      0.46        0.47        0.48          0.16
  Net realized and unrealized gains (losses) from
     investments.........................................     (0.22)      (0.32)       0.21          0.15
                                                             ------      ------      ------        ------
     Total from Investment Activities....................      0.24        0.15        0.69          0.31
                                                             ------      ------      ------        ------
Distributions:
  Net investment income..................................     (0.46)      (0.47)      (0.48)        (0.16)
  Net realized gains.....................................        --(b)    (0.01)         --            --
                                                             ------      ------      ------        ------
     Total Distributions.................................     (0.46)      (0.48)      (0.48)        (0.16)
                                                             ------      ------      ------        ------
NET ASSET VALUE, END OF PERIOD...........................    $ 9.81      $10.03      $10.36        $10.15
                                                             ======      ======      ======        ======
Total Return (Excludes Sales Charge).....................      2.59%       1.37%       6.98%         3.08%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)......................    $3,677      $3,570      $2,024        $  808
  Ratio of expenses to average net assets................      0.86%       0.85%       0.85%         0.84%(d)
  Ratio of net investment income to average net assets...      4.74%       4.42%       4.68%         4.94%(d)
  Ratio of expenses to average net assets*...............      1.03%       1.05%       1.07%         0.97%(d)
  Portfolio turnover (e).................................     24.67%      15.24%      16.69%         6.21%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Amount is less than .01.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     WEST VIRGINIA MUNICIPAL BOND FUND
                                                              -----------------------------------------------
                                                                              CLASS B SHARES
                                                              -----------------------------------------------
                                                                                                  JANUARY 20,
                                                                   YEAR ENDED JUNE 30,              1997 TO
                                                              ------------------------------       JUNE 30,
                                                               2000        1999        1998        1997 (a)
                                                              ------      ------      ------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD......................    $10.03      $10.35      $10.12        $10.00
                                                              ------      ------      ------        ------
Investment Activities:
  Net investment income...................................      0.40        0.40        0.42          0.14
  Net realized and unrealized gains (losses) from
     investments..........................................     (0.23)      (0.31)       0.23          0.12
                                                              ------      ------      ------        ------
     Total from Investment Activities.....................      0.17        0.09        0.65          0.26
                                                              ------      ------      ------        ------
Distributions:
  Net investment income...................................     (0.40)      (0.40)      (0.42)        (0.14)
  Net realized gains......................................        --(b)    (0.01)         --            --
                                                              ------      ------      ------        ------
     Total Distributions..................................     (0.40)      (0.41)      (0.42)        (0.14)
                                                              ------      ------      ------        ------
NET ASSET VALUE, END OF PERIOD............................    $ 9.80      $10.03      $10.35        $10.12
                                                              ======      ======      ======        ======
Total Return (Excludes Sales Charge)......................      1.82%       0.80%       6.57%         2.64%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).......................    $6,772      $7,505      $3,352        $  614
  Ratio of expenses to average net assets.................      1.51%       1.50%       1.50%         1.49%(d)
  Ratio of net investment income to average net assets....      4.09%       3.79%       4.05%         4.08%(d)
  Ratio of expenses to average net assets*................      1.68%       1.71%       1.72%         1.62%(d)
  Portfolio turnover (e)..................................     24.67%      15.24%      16.69%         6.21%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Amount is less than .01.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2000

1. ORGANIZATION:

   The One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Short-Term Municipal Bond Fund, Intermediate Tax-Free Bond Fund, Tax-Free Bond Fund, Municipal Income Fund, Arizona Municipal Bond Fund, Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund and West Virginia Municipal Bond Fund, (individually a "Fund", collectively the "Funds") only. Each Fund is a non-diversified mutual fund, except for Short-Term Municipal Bond Fund, Intermediate Tax-Free Bond Fund, Tax-Free Bond Fund and Municipal Income Fund, which are diversified.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Debt securities (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Pricing Committee, which is comprised of members from One Group Administrative Services ("OGA"), an affiliate of Banc One Investment Advisors Corporation (the "Advisor") and the One Group Services Company (the "Administrator"), under the direction of the Board of Trustees.

     REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements with institutions that are deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

     FUTURES CONTRACTS

     The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

     FINANCIAL INSTRUMENTS

     Investing in financial instruments such as written options, futures, structured notes and indexed securities involves risks in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument.

     Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuation in securities.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Net investment income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes. Amortization and accretion are calculated using the effective interest method.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust, are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared daily and paid monthly for the Funds. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses.

     Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets. Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

     FEDERAL INCOME TAXES

     Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     DEFERRED ORGANIZATION COSTS

     Prior to June 30, 1998, costs incurred by the Trust in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution were deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. All such costs, which are attributable to more than one Fund of the Trust, have been allocated among

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

     the respective Fund's pro-rata, based on the relative net assets of each Fund. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-four series and six classes of shares: Class I, Class A, Class B, Class C, Class S and Service Class. Currently, the Trust consists of forty-nine active funds. The Funds are each authorized to issue Class I, Class A, Class B and Class C shares. Class A shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Class B and Class C shares are subject to contingent deferred sales charges in accordance with the Funds' prospectus. As of June 30, 2000, there were no shareholders in Class C of the Funds except for the Municipal Income Fund. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. See Schedules of Capital Stock Activity.

4. INVESTMENT ADVISORY, ADMINISTRATION, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.60% of the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Louisiana Municipal Bond Fund and the Ohio Municipal Bond Fund; 0.45% of the Tax-Free Bond Fund, the Municipal Income Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Michigan Municipal Bond Fund and the West Virginia Municipal Bond Fund.

   The Trust and the Administrator, a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust net assets (excluding the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund, and the Investor Growth Fund, (the "Investor Funds") and the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund, (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion. OGA also serves as Sub-Administrator to each fund of the Trust, pursuant to an agreement between the Administrator and OGA. Pursuant to this agreement, OGA performs many of the Administrator's duties, for which OGA receives a fee paid by the Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B and Class C shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B and Class C shares of each of the Funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25%, 0.90% and 0.90% of average daily net assets of the Class A, Class B and Class C shares, respectively, of each Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation for shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its services in connection with distribution assistance or provision of shareholder

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

   services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Advisor), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Class I shares of each Fund are offered without distribution fees. For the year ended June 30, 2000, the Distributor received $494,155 from commissions earned on sales of Class A shares and redemptions of Class B and Class C shares, of which the Distributor reallowed $105,899 to affiliated broker/dealers of the Funds.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Advisor, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the year ended June 30, 2000, fees in the following amounts were waived (amounts in thousands):

                                              INVESTMENT                          DISTRIBUTION FEES WAIVED
                                             ADVISORY FEES    ADMINISTRATION    -----------------------------
    FUND                                        WAIVED         FEES WAIVED      CLASS A    CLASS B    CLASS C
    ----                                     -------------    --------------    -------    -------    -------
    Short-Term Municipal Bond Fund.........     $  389             $15           $  3        $ 1        $--
    Intermediate Tax-Free Bond Fund........      1,909              34             34          8         --
    Tax-Free Bond Fund.....................        367              84             36          3         --
    Municipal Income Fund..................      1,076              --            170         96         16
    Arizona Municipal Bond Fund............        109              11              2          1         --
    Kentucky Municipal Bond Fund...........        108               4              9         14         --
    Louisiana Municipal Bond Fund..........        366              16             67         10         --
    Michigan Municipal Bond Fund...........        148              34             29          9         --
    Ohio Municipal Bond Fund...............        505              --             29         45         --
    West Virginia Municipal Bond Fund......         70               5              3          7         --

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended June 30, 2000 were as follows (amounts in thousands):

    FUND                                                          PURCHASES       SALES
    ----                                                          ----------    ----------
    Short-Term Municipal Bond Fund..............................  $  134,096    $  170,889
    Intermediate Tax-Free Bond Fund.............................     749,454     1,065,733
    Tax-Free Bond Fund..........................................     308,747       435,011
    Municipal Income Fund.......................................   1,076,651       994,862
    Arizona Municipal Bond Fund.................................      41,303        71,646
    Kentucky Municipal Bond Fund................................      30,282        33,009
    Louisiana Municipal Bond Fund...............................      29,268        71,461
    Michigan Municipal Bond Fund................................      94,829       142,784
    Ohio Municipal Bond Fund....................................      74,695       102,669
    West Virginia Municipal Bond Fund...........................      24,319        30,229

6. LINE OF CREDIT:

   The Trust and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a financing agreement dated October 19, 1999. Under this agreement, the Banks provide an unsecured committed credit facility in the aggregate amount of $500 million. The credit facility is allocated, under the terms of the financing agreement, among the Banks. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

   might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. Interest on borrowings during the period from and including December 15, 1999 to January 17, 2000, was payable at 0.50% plus the higher of the Fed Funds Effective Rate plus 0.50% or the Fed Funds Target Rate plus 1.50%. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility, which is allocated to all funds of the Trust.

   During the year ended June 30, 2000, there were no borrowings by the Funds under the Agreement.

7. DEFERRED COMPENSATION PLAN:

   Independent Trustees of the Funds may participate in a Deferred Compensation Plan in which they may defer any or all compensation related to performance of their duties as a Trustee. All deferred compensation is paid by the Funds and invested into various One Group funds elected by each Trustee. The Plan is fully funded and therefore, the Funds bear no additional trustee expense over and above the normal cash compensation.

8. CONCENTRATION OF CREDIT RISK:

   The Arizona, Kentucky, Louisiana, Michigan, Ohio and West Virginia Municipal Bond Funds invest primarily in debt obligations issued by the respective States and their political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of the State's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

9. CONVERSION OF COMMON TRUST FUNDS:

   The net assets of certain common trust funds managed by First Chicago NBD Investment Management Company (an affiliate of the Advisor) were exchanged in a tax-free conversion for Class I shares of the corresponding Funds. The transactions were accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of dates, shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                                                  NET ASSET
                                                                                    VALUE
                                                          SHARES    NET ASSETS    PER SHARE     UNREALIZED
                                                          ISSUED    CONVERTED      ISSUED      APPRECIATION
                                                          ------    ----------    ---------    ------------
    JUNE 5, 1998
    Tax-Free Bond Fund..................................   1,695     $ 21,792      $12.86        $ 1,386
    AUGUST 21, 1998
    Short-Term Municipal Bond Fund......................   9,463       95,766       10.12          1,053
    Tax-Free Bond Fund..................................  33,107      427,412       12.91         23,196
    Michigan Municipal Bond Fund........................  18,876      207,445       10.99         10,379

   The net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for Class I shares of the corresponding One Group Fund. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

    assets converted, net assets value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                                                  NET ASSET
                                                                                    VALUE
                                                          SHARES    NET ASSETS    PER SHARE     UNREALIZED
                                                          ISSUED    CONVERTED      ISSUED      APPRECIATION
                                                          ------    ----------    ---------    ------------
      FEBRUARY 21, 1999
      Intermediate Tax-Free Bond Fund...................  4,541      $50,518       $11.13         $1,888

10. MARQUIS REORGANIZATIONS:

    The Trust entered an agreement and plan of reorganization and liquidation ("the Marquis Reorganization") with the Marquis Family of Funds (the "Marquis Funds") pursuant to which all of the assets and liabilities of each Marquis Fund transferred to a fund of the One Group in exchange for shares of the corresponding fund of the One Group. The Marquis Reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on August 10, 1998 following approval by shareholders of the Marquis Funds at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation immediately before and after the Marquis Reorganization (amounts in thousands except per share amounts):

                                                                                                   AFTER
                                                       BEFORE REORGANIZATION                   REORGANIZATION
                                            --------------------------------------------    --------------------
                                             MARQUIS LOUISIANA           LOUISIANA               LOUISIANA
                                                  TAX-FREE             MUNICIPAL BOND          MUNICIPAL BOND
                                                INCOME FUND                 FUND                    FUND
                                            --------------------    --------------------    --------------------
      Shares..............................          5,044                   14,026                  19,063
      Net assets..........................        $51,579                 $143,628                $195,207
      Net asset value:
        Class I...........................             --                    10.24                   10.24
        Class A...........................          10.23                    10.24                   10.24
        Class B...........................          10.23                    10.24                   10.24
      Unrealized appreciation.............          1,475                    7,913                   9,388

11. PEGASUS REORGANIZATIONS:

    The Trust entered an agreement and plan of reorganization and liquidation ("the Pegasus Reorganization") with the Pegasus Funds pursuant to which all of the assets and liabilities of each Pegasus Fund transferred to a fund of the One Group in exchange for shares of the corresponding fund of the One Group. The Pegasus Reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 22, 1999 following approval by shareholders of the Pegasus Funds at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

    appreciation immediately before and after the Pegasus Reorganization (amounts in thousands except per share amounts):

                                                                                                   AFTER
                                                       BEFORE REORGANIZATION                   REORGANIZATION
                                            --------------------------------------------    --------------------
                                               PEGASUS SHORT             SHORT-TERM              SHORT-TERM
                                                 MUNICIPAL             MUNICIPAL BOND          MUNICIPAL BOND
                                                 BOND FUND                  FUND                    FUND
                                            --------------------    --------------------    --------------------
      Shares..............................          12,389                  --                      12,389
      Net assets..........................        $125,675                  --                    $125,675
      Net asset value:
        Class I...........................           10.14                  --                       10.14
        Class A...........................           10.13                  --                       10.13
        Class B...........................           10.18                  --                       10.18
      Unrealized appreciation.............           1,490                  --                       1,490

                                                                                                   AFTER
                                                       BEFORE REORGANIZATION                   REORGANIZATION
                                            --------------------------------------------    --------------------
                                            PEGASUS INTERMEDIATE        INTERMEDIATE            INTERMEDIATE
                                                 MUNICIPAL             TAX-FREE BOND            TAXFREE BOND
                                                 BOND FUND                  FUND                    FUND
                                            --------------------    --------------------    --------------------
      Shares..............................          40,404                  54,578                   99,212
      Net assets..........................        $493,231                $603,298               $1,096,529
      Net asset value:
        Class I...........................           12.21                   11.05                    11.05
        Class A...........................           12.20                   11.05                    11.05
        Class B...........................           12.20                   11.07                    11.07
      Unrealized appreciation.............          16,153                  23,576                   39,729

                                                                                                   AFTER
                                                       BEFORE REORGANIZATION                   REORGANIZATION
                                            --------------------------------------------    --------------------
                                                  PEGASUS                 TAX-FREE                TAX-FREE
                                                 MUNICIPAL                  BOND                    BOND
                                                 BOND FUND                  FUND                    FUND
                                            --------------------    --------------------    --------------------
      Shares..............................          68,770                  --                      68,770
      Net assets..........................        $887,243                  --                    $887,243
      Net asset value:
        Class I...........................           12.90                  --                       12.90
        Class A...........................           12.91                  --                       12.91
        Class B...........................           12.90                  --                       12.90
      Unrealized appreciation.............          49,137                  --                      49,137

                                                                                                   AFTER
                                                       BEFORE REORGANIZATION                   REORGANIZATION
                                            --------------------------------------------    --------------------
                                              PEGASUS MICHIGAN            MICHIGAN                MICHIGAN
                                                 MUNICIPAL             MUNICIPAL BOND          MUNICIPAL BOND
                                                 BOND FUND                  FUND                    FUND
                                            --------------------    --------------------    --------------------
      Shares..............................          29,971                  --                      29,971
      Net assets..........................        $329,411                  --                    $329,411
      Net asset value:
        Class I...........................           10.99                  --                       10.99
        Class A...........................           10.99                  --                       10.99
        Class B...........................           10.64                  --                       10.63
      Unrealized appreciation.............          14,703                  --                      14,703

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

12. FEDERAL TAX INFORMATION (UNAUDITED):

    The accompanying table below details distributions from long-term capital gains for the following funds for the fiscal year ended June 30, 2000 (amounts in thousands):

                                  FUND                                DISTRIBUTIONS
                                  ----                                -------------
      Arizona Municipal Bond Fund.................................       $1,581
      Louisiana Municipal Bond Fund...............................          137
      Michigan Municipal Bond Fund................................          481
      West Virginia Municipal Bond Fund...........................           38

    As of June 30, 2000, the following Funds have capital loss carryforwards which are available to offset future capital gains, if any (amounts in thousands):

                                                                       EXPIRES
                                                        -------------------------------------
      FUND                                               2003      2004      2005      2008       TOTAL
      ----                                              ------    ------    ------    -------    -------
      Short-Term Municipal Bond Fund..................  $   --    $   --    $   --    $   430    $   430
      Intermediate Tax-Free...........................      --        --        --     18,969     18,969
      Tax-Free Bond Fund..............................      --        --        --      7,007      7,007
      Municipal Income Fund...........................   1,801        --     2,561     15,346     19,708
      Arizona Municipal Bond Fund.....................      --        --        --      1,796      1,796
      Kentucky Municipal Bond Fund....................   1,067       483        --      1,239      2,789
      Louisiana Municipal Bond Fund...................      --        --        --        991        991
      Michigan Municipal Bond Fund....................      --        --        --      6,431      6,431
      Ohio Municipal Bond Fund........................   2,161     1,463       217      3,234      7,075
      West Virginia Municipal Bond Fund...............      --        --        --      1,143      1,143

    Capital losses incurred after October 31 within the fund's fiscal year may be deferred and treated as occurring on the first day of the following year. The following deferred losses will be treated as arising on the first day of the fiscal year ended June 30, 2000 (amounts in thousands):

                                                                    POST OCTOBER
      FUND                                                          LOSS DEFERRED
      ----                                                          -------------
      Short-Term Municipal Bond Fund..............................     $   945
      Intermediate Tax-Free Bond Fund.............................       6,666
      Tax-Free Bond Fund..........................................       6,588
      Municipal Income Fund.......................................      23,404
      Arizona Municipal Bond Fund.................................       2,637
      Kentucky Municipal Bond Fund................................         500
      Louisiana Municipal Bond Fund...............................       1,202
      Michigan Municipal Bond Fund................................       5,165
      Ohio Municipal Bond Fund....................................       1,219
      West Virginia Municipal Bond Fund...........................         361

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

    The Funds designate the following exempt-interest dividends for the taxable year ended June 30, 2000 (amounts in thousands):

                                                                     TAX-EXEMPT
      FUND                                                          DISTRIBUTION
      ----                                                          ------------
      Short-Term Municipal Bond Fund..............................    $ 5,201
      Intermediate Tax-Free Bond Fund.............................     43,707
      Tax-Free Bond Fund..........................................     36,685
      Municipal Income Fund.......................................     52,350
      Arizona Municipal Bond Fund.................................     10,561
      Kentucky Municipal Bond Fund................................      6,955
      Louisiana Municipal Bond Fund...............................      8,308
      Michigan Municipal Bond Fund................................     14,623
      Ohio Municipal Bond Fund....................................     10,475
      West Virginia Municipal Bond Fund...........................      5,014

Report of Independent Accountants
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

To the Board of Trustees and Shareholders of One Group Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Tax-Free Bond Fund, the Municipal Income Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund and the West Virginia Municipal Bond Fund (ten series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2000, and the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented (other than those statements of operations, statements of changes in net assets and financial highlights that have been audited by other independent accountants), in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Short-Term Municipal Bond Fund, the Tax-Free Bond Fund and the Michigan Municipal Bond Fund for all periods ended on or before December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999, expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
Columbus, Ohio
August 18, 2000

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

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

                 (This page has been left blank intentionally.)

 One Group is distributed by
 The One Group Services Company,
 which is not affiliated with BANK
 ONE CORPORATION. Banc One
 Investment Advisors Corporation
 serves as investment advisor to
 the One Group, for which it
 receives advisory fees.

 Call Investor Services at
 The One Group Service Center
 at 1 800 480 4111 for a prospectus
 containing complete information
 about charges and expenses. Read
 carefully before investing. Past
 performance is no guarantee of
 future results.

 BANC ONE
 INVESTMENT
 ADVISORS
 CORPORATION
 TOG-F-035-AN (8/00)

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